Exhibit 99.2

CONFIDENTIAL

Penn Treaty Network America Insurance Company
(In Rehabilitation)

&

American Network Insurance Company
(In Rehabilitation)

Rehabilitation Plan Recommendation

April 6, 2009

CONFIDENTIAL
1. Executive Summary	TAB 1
2. Overview of PTNA & ANIC	TAB 2
3. Description of Signal Hill Engagement/Assignment	TAB 3
4. Summary of Projections and Values of PTNA & ANIC	TAB 4
5. Background Considerations for the Rehabilitation Alternatives	TAB 5
6. Overview of the Life & Health Guaranty Associations	TAB 6
7. Review of Rehabilitation Alternatives	TAB 7
8. Summary of the Recent Strategic and Financing Alternatives Process	TAB 8
9. Potential Additional Interested Parties	TAB 9
10. Rehabilitation Plan Recommendation for PTNA & ANIC	TAB 10
Appendices:
A. Surplus Projections Related to Rehabilitation of: Penn Treaty Network America Insurance Company & American Network Insurance Company as of December 31, 2008	TAB A
B. Pennsylvania Insurer Receivership Statute	TAB B
C. PTNA Audited and Unaudited Statutory Financial Statements	TAB C
D. ANIC Audited and Unaudited Statutory Financial Statements	TAB D

Table of contents

CONFIDENTIAL
Disclaimer
In preparing this report, Signal Hill Capital Group LLC (“Signal Hill”, “us” or “we”) has reasonably relied upon information provided to us by Penn Treaty Network America Insurance Company (“PTNA”) and
American Network Insurance Company (“ANIC”), their subsidiaries, (collectively, “PT Group”), Cozen
O’Connor (“Cozen”), counsel to the Rehabilitator (as hereinafter defined), Milliman, Inc. (“Milliman”), actuarial advisor to the Rehabilitator, and such other advisors who have been engaged as a legal, actuarial, accounting, investment banking, or tax consultant or advisor (a “Consultant”) to PT Group or the Rehabilitator regarding the rehabilitation.
PT Group has represented that to its knowledge all information furnished by it or on its behalf to Signal
Hill, at all times during Signal Hill’s engagement: (i) is accurate and complete in all material respects, and
(ii) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. We have assumed that this information has been reasonably prepared and reflects the best currently available information. We have relied upon information and analyses provided to us for a portion of the analysis contained herein including Surplus Projections Related to Rehabilitation of: Penn Treaty Network America Insurance Company & American Network Insurance Company as of
December 31, 2008, prepared by Milliman and delivered on April 2, 2009, (the “Projections”) as well as additional actuarial analyses (“the additional analyses”) under various scenarios prepared at the request and instruction of the Rehabilitation Implementation Committee (the “Committee”) or management of PT
Group. Certain assumptions used in the additional analyses were provided to Milliman by the Committee and Signal Hill. We do not assume any responsibility with respect to this information and analysis. We make no representations, either express or implied, as to its accuracy or completeness.

CONFIDENTIAL
Disclaimer (continued)
This report is prepared as of the date set forth on the front cover and reflects information made available to us prior to such date and which we have reviewed and discussed with PT Group, the
Committee, the Rehabilitator, the Pennsylvania Insurance Department (“PID”), Cozen, Milliman and/or
any Consultant. Any material revisions or modifications to information previously supplied to us may change the conclusions set forth in this report.
Cozen and PT Group recognize and confirm that in completing this engagement, Signal Hill has used and relied upon publicly available information. It is understood that Signal Hill may reasonably assume and rely upon the accuracy and completeness of such publicly available information and the other information so furnished without independent verification, and is not assuming any responsibility for independent verification of such information.
This report is a summary and does not purport to include all of the analyses and assessments made by us in arriving at the conclusions and recommendations contained herein. Further, this report does not purport to constitute a complete and final analysis of all facts and information with regard to any proposed alternatives for the rehabilitation of PTNA and ANIC. We have assumed that PTNA and
ANIC will obtain all permits and governmental, judicial, regulatory and other approvals required in the future and take all actions required relevant to subsequent consummation of the alternative or transaction contemplated or permitted.

CONFIDENTIAL
Disclaimer (continued)
Signal Hill is acting only as a consultant to Cozen and this report will be used by Cozen only in fulfilling its responsibilities to the statutory Rehabilitator (the “Rehabilitator” or “Commissioner”) and in
preparing for judicial proceedings concerning the rehabilitation of PTNA and ANIC. This report may be relied upon only by Cozen and the Rehabilitator. Unless expressly agreed to in writing by Signal Hill, no person other than Cozen and the Rehabilitator may rely on this report. No report, opinion or advice of Signal Hill shall be used for any purpose other than as set forth in the engagement letter, nor shall any such reports, opinions or advice be reproduced, disseminated, quoted or referred to at any time, in any manner, for any other purpose, nor shall any other public or other references to Signal Hill or its opinions or advice be made without the express prior written consent of Signal Hill. The terms of our engagement provide the scope of work represented by this report and we make no representation and assume no responsibility as to any findings that the Rehabilitator may be required to make, or actually makes, in carrying out his responsibilities, under statute or otherwise.
Signal Hill has entered into a confidentiality agreement with PT Group to protect proprietary and confidential information furnished to us by Cozen or PT Group, either directly or through Milliman or other Consultants. PT Group, either directly or through Milliman or other Consultants, has furnished certain confidential or proprietary information to Signal Hill to enable Signal Hill to advise Cozen with respect to alternatives for judicial rehabilitation of PTNA and ANIC. All of the information provided and to be provided by PT Group constitutes confidential and proprietary information of PT Group, except that confidential and proprietary information does not include any information which was publicly available prior to Signal Hill's receipt of such information or thereafter becomes publicly available.

CONFIDENTIAL
Disclaimer (continued)
Any further distribution of this report or its contents must be implemented in a manner consistent with the confidentiality agreement and any other such agreements that may exist with Cozen or PT Group.
We agree, however, that this report may be filed with the Commonwealth Court of Pennsylvania and that such filing will be publicly available.
The conclusions and recommendations stated herein are matters of our professional judgment based on our experience and the information provided to us in the course of our engagement. These conclusions and recommendations do not constitute a formal opinion as to fairness, and it is possible that other persons could reach different conclusions and recommendations from the same information.

CONFIDENTIAL
1. Executive Summary

CONFIDENTIAL
• Signal Hill Capital Group LLC (“Signal Hill”, “us”, or “we”) has been retained by Cozen
 O’Connor (“Cozen”) to advise Cozen in its capacity as counsel to the statutory Rehabilitator of Penn Treaty Network America Insurance Company (“PTNA”) and American Network
 Insurance Company (“ANIC”) (collectively the “Company”). The Rehabilitator is the
 Insurance Commissioner of the Commonwealth of Pennsylvania (the “Rehabilitator” or
 “Commissioner”).
• The Company primarily writes individual, defined benefit, accident & health insurance policies covering long term care benefits (“LTC”). In addition, the Company also writes a small amount of Medicare supplement and certain other life, and accident & health insurance products.
• Because PTNA and ANIC are in the same business, the two companies have been managed jointly for efficiency and economy as to all aspects of the business including marketing, underwriting, claims administration, and regulatory aspects of the business.
• Penn Treaty American Corporation (“PTAC”) owns PTNA, which wholly owns ANIC, as well as one insurance agency primarily focused on LTC. ANIC owns American Independent
 Network Insurance Company of New York (“AINIC”) a New York domiciled accident & health insurance company.
• LTC is a level premium, guaranteed renewable coverage in which the insurance company has the ability to adjust premium rates to meet benefit costs over the life of the policy.
Penn Treaty
American Corporation
(Pennsylvania Holding Company)
(“PTAC”)
Penn Treaty Network
America Insurance Company
(Pennsylvania Domiciled Stock Life &
Health Insurance Company)
(“PTNA”)
American Network
Insurance Company
(Pennsylvania Domiciled Stock
Insurance Company)
(“ANIC”)
American Independent Network
Insurance Company of New York
(New York Domiciled Stock
Insurance Company)
(“AINIC”)
Organizational Chart
Executive Summary

CONFIDENTIAL
• Due to fast LTC premium growth in the 1990’s through 2001 and rapidly increasing claims through 2008, the Company experienced significant financial losses between 2000 and 2008.
• Following the recapture of certain reinsurance treaties by PTNA and ANIC effective January
 1, 2009, which materially reduced PTNA’s and ANIC’s statutory surplus to -$224.0 million and
 $4.8 million, respectively, the Boards of both PTNA and ANIC consented to the filing of a petition with the Commonwealth Court of Pennsylvania (the “Court”) to place PTNA and ANIC into voluntary rehabilitation on January 6, 2009.
Executive Summary (continued)

(Statutory basis, $ in millions)	PTNA				
	2004	2005	2006	2007	2008[2]
Total Revenues	$84.9	$128.1	$89.9	$95.5	$104.9
Claims	12.8	39.0	6.7	27.6	22.9
Other Expenses	78.2	87.5	85.6	86.5	80.5
Pretax Income	($6.1)	$1.6	($2.4)	($18.7)	$1.5
Taxes	0.0	(5.7)	3.5	3.2	2.1
Realized Gains (Losses)	0.0	(0.1)	(0.6)	0.0	(3.4)
Net Income (Loss)	($6.0)	($4.2)	$0.5	($15.5)	$0.2
Total Assets	$108.5	$1,029.3	$1,036.6	$1,039.1	$1,001.2
Total Surplus	$23.8	$35.9	$35.3	$25.1	$7.5
Impact of Surplus Relief	139.1	83.2	92.4	126.5	231.5
Surplus Before Impact of Relief Reinsurance	($115.2)	($47.3)	($57.1)	($101.4)	($224.0)

$350
$300
$250
$200
$150
$100
$50
$0
($ in millions)
$270
$249
$211
$200
$3
$10
$27
$35
$42
$45
2002
2003
2004
2005
2006
2007
2008
OldCo
NewCo

($ in millions)

State	Direct Premium	Rank	Total Reserves	Rank
Florida	$36.5	1	$214.0	1
California	36.2	2	193.8	2
Pennsylvania	29.5	3	139.2	3
Virginia	15.5	5	87.4	4
Arizona	11.4	7	63.8	5
Texas	14.8	6	55.9	6
Illinois	15.9	4	55.3	7
North Carolina	6.8	9	43.5	8
Washington	9.6	8	40.2	9
Iowa	6.0	10	33.9	10

Signal Hill

CONFIDENTIAL
Business Description	Historical Operating Performance
▪ Penn Treaty Network America Insurance Company (“PTNA”) is a
 Pennsylvania domiciled stock insurance company.
▪ The company was incorporated in 1954 to write life and health insurance policies.
▪ PTNA has developed a focus in underwriting long term care
 policies and is currently licensed in 39 states and DC.
▪ For the year end 2008, PTNA had $245 million in in-force active
 LTC premiums and had a negative surplus of $224.0 million due primarily to the recapture of reinsurance treaties in the fourth quarter of 2008(1).
▪ PTNA’s risk based capital (“RBC”) was -861% of ACL at year end 2008(2).

OldCo / NewCo Split of Gross Annualized In-Force LTC Premium(1)	Major States - Top 10

Source: Company Filings and Company
Source: Company
Source: Company Filings and Company
(1) The in-force premiums represent
the active LTC premiums in-force at
year end 2008 excluding any waivers
of premium, assumed LTC business
from Independence Blue Cross, and
the LTC premiums of ANIC and AINIC.
(2) The RBC percentage represents
the RBC of PTNA after the full effects
of the recapture of the Imagine treaties
as if they had occurred on December
31, 2008.
(3) Unaudited
(4) Because the letters of credit related
to the Imagine treaties were released
before the end of 2008, the Total
Surplus dollar amounts are what would
have been stated on the statutory
financial statements had the Imagine
treaties remained in effect with full
collateral. The Surplus Before Impact
of Relief Reinsurance dollar amounts
are the figures that were stated on the
balance sheet reflecting the effects of
the unauthorized reinsurance carried
on the companies’ balance sheets at
year end.
Source: Company and Milliman
Penn Treaty Network America Insurance Company

(Statutory basis, $ in millions)	ANIC				
	2004	2005	2006	2007	2008
Total Revenues	$12.2	$16.3	$13.5	$13.7	$13.3
Claims	5.4	7.1	4.7	4.7	4.8
Other Expenses	6.5	7.1	6.5	6.5	6.1
Pretax Income	$0.3	$2.1	$2.3	$2.5	$2.3
Taxes	(0.1)	(0.7)	(1.0)	(1.1)	(0.2)
Realized Gains (Losses)	(4.4)	(0.1)	(0.0)	0.0	(0.6)
Net Income (Loss)	($4.2)	$1.3	$1.3	$1.4	$1.5
Total Assets	$13.0	$104.5	$113.8	$123.8	$123.2
Total Surplus	$8.4	$17.5	$18.7	$21.2	$12.7
Impact of Surplus Relief	14.6	2.9	5.3	2.0	7.9
Surplus Before Impact of Relief Reinsurance	($6.2)	$14.6	$13.4	$19.2	$4.8

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
($ in millions)
$17
$16
$16
$15
$15
$14
$14
$1
$2
$3
$5
$7
$7
$7
2002
2003
2004
2005
2006
2007
2008
OldCo
NewCo

($ in millions)

State	Direct Premium	Rank	Total Reserves	Rank
New Jersey	$7.7	1	$46.0	1
Virginia	4.6	2	39.1	2
Connecticut	2.9	3	14.7	3
Kansas	2.4	5	5.8	4
Colorado	2.0	6	5.2	5
West Virginia	2.8	4	3.7	6
Maine	0.0	10	0.4	7
Texas	0.0	9	0.2	8
Tennessee	0.0	8	0.1	9
Louisiana	0.4	7	0.1	10

Signal Hill

CONFIDENTIAL
Business Description	Historical Operating Performance
▪ American Network Insurance Company (“ANIC”) is a
 Pennsylvania domiciled stock insurance company.
▪ The company was incorporated in 1961 to write accident and health insurance policies.
▪ ANIC has also developed a focus in underwriting long term care policies and is currently licensed in 41 states and DC.
▪ For the year end 2008, ANIC had $21 million in in-force
 premiums and had a surplus of $4.8 million(1).
▪ ANIC is the parent company of American Independent Network
 Insurance Company of New York (“AINIC”).
▪ ANIC’s RBC was 147% of ACL at year end 2008(2).

Major States - Top 10

Source: Company Filings and Company
Source: Company
Source: Company Filings and Company
(1) The in-force premiums represent
the active LTC premiums in-force at
year end 2008, excluding any waivers
of premium, assumed LTC business,
and the LTC premiums of AINIC.
(2) The RBC percentage represents
the RBC of ANIC after the full effects
of the recapture of the Imagine treaties
as if they had occurred on December
31, 2008.
(3) Unaudited
(4) Because the letters of credit related
to the Imagine treaties were released
before the end of 2008, the Total
Surplus dollar amounts are what would
have been stated on the statutory
financial statements had the Imagine
treaties remained in effect with full
collateral. The Surplus Before Impact
of Relief Reinsurance dollar amounts
are the figures that were stated on the
balance sheet reflecting the effects of
the unauthorized reinsurance carried
on the companies’ balance sheets at
year end.
Source: Company and Milliman
American Network Insurance Company

(Statutory basis, $ in millions)	PTNA & ANIC (Gross of Reinsurance)				
	2004	2005	2006	2007	2008[2]
Total Revenues	**$330.4**	**$351.0**	**$364.4**	**$344.9**	**$342.7**
Claims	253.2	295.7	278.6	284.1	354.3
Other Expenses	84.7	94.5	96.4	93.1	86.7
Pretax Income	**($7.6)**	**($39.2)**	**($10.6)**	**($32.2)**	**($98.3)**
Taxes	0.0	6.4	(3.1)	(2.1)	(1.9)
Realized Gains (Losses)	(4.3)	(0.2)	(0.9)	0.0	(4.0)
Net Income (Loss)	**($11.9)**	**($45.9)**	**($8.3)**	**($30.1)**	**($100.4)**

▪

$350
$300
$250
$200
$150
$100
$50
$0
($ in millions)
$325
$304
$245
$214
$4
$11
$21
$32
$42
$49
$53
2002
2003
2004
2005
2006
2007
2008
OldCo
NewCo

($ in millions)

State	Direct Premium	Rank	Total Reserves	Rank
Florida	$36.5	1	$214.0	1
California	36.2	2	193.8	2
Pennsylvania	29.5	3	139.3	3
Virginia	20.1	4	126.5	4
Arizona	11.4	7	63.8	5
Texas	14.8	6	56.1	6
Illinois	15.9	5	55.3	7
North Carolina	6.8	9	43.5	8
Washington	9.6	8	40.2	9
Iowa	6.0	10	33.9	10

Signal Hill

CONFIDENTIAL
Business Description	Historical Operating Performance
▪ Together, PTNA and ANIC are wholly owned subsidiaries of
 Penn Treaty American Corporation (“PTAC”), a Pennsylvania
 insurance holding company.
▪ Despite being separate entities, the two companies have been managed jointly for efficiency.
▪ Combined, PTNA and ANIC have nearly 130,000 active LTC
 policyholders, many of whom are considered impaired risk(1).
▪ In 2008, Penn Treaty ranked 10th in new LTC business
 underwriting.

OldCo / NewCo Split of Gross Annualized In-Force LTC Premium(1)	Major States - Top 10

Source: Company
Source: Company Filings and Company
Source: Company
Source: Company and Milliman
(1) The in-force premiums represent
the active LTC premiums in-force at
year end 2008 for PTNA and ANIC,
excluding any waivers of premium, and
assumed LTC business.
(2) Unaudited
PTNA and ANIC Combined Results

CONFIDENTIAL
Summary of History Leading to Rehabilitation:
• The Company began writing nursing home coverage in 1972 and added home health care coverage in 1985.
• As a result of rapid premium growth in the 1990’s and a sharp increase in claims in the late
 1990’s and early 2000’s, the Company experienced unprofitable results and significant financial losses through 2001. As a result, the Company ceased underwriting new LTC business until it agreed to a Corrective Action Plan (“CAP”) with the Pennsylvania Insurance
 Department (“PID”) in February 2002 wherein the Company committed to a number of restrictions and requirements, including:
 – Restrict investments to investment grade securities (rated NAIC 1 or 2),
 – Increase statutory reserves by $125 million over a three year period,
 – Enter into a reinsurance treaty that would place substantially all of the pre-2002 LTC business in-force with a third party reinsurer, and
 – Not make distributions out of the company and not enter into any new agreement or amend any existing agreements with affiliates involving amounts greater than $100,000 without PID approval.
• The Company, as a part of the CAP, entered into a reinsurance agreement with Centre
 Solutions (Bermuda) Ltd. (“Centre Solutions”), to reinsure substantially all of the pre-2002 LTC policies.
Executive Summary (continued)

CONFIDENTIAL
• In addition, the Company entered into a second treaty with Centre Solutions covering 50% of the 2002 and subsequent new business. These treaties provided approximately $125 million of surplus relief for the Company by transferring all LTC reserve liabilities to Centre Solutions.
• The CAP was accepted by the PID and other states and, in February 2002, PTNA and ANIC re
 -commenced the sale of new business.
• PTAC was also able to raise $90 million of new capital between 2002 and 2005.
• From 2002 forward, because of the adverse claims experience arising out of the existing, pre-
 2002 business and the resumption of new business sales, PTAC separated its business into
 “OldCo” business (written before 2002) and “NewCo” business (written in 2002 and later) to improve the monitoring and management of the LTC business.
• Effective July 2005, Imagine International Reinsurance Limited (“Imagine”) stepped into the place of Centre Solutions, which had elected to exit the accident & health business in 2004, picking up 100% of the OldCo in-force business and 70% of the NewCo business written beginning as of October 2005.
• From 2001 to 2008, the Company and Milliman, Inc., (“Milliman”), have had to recalibrate the assumptions for expected future claims in the OldCo business numerous times primarily due to deteriorating claims experience arising out of, among other things, changes in care facilities
 (primarily the development of assisted living facilities) and changes in their utilization by policyholders, increasing policyholder persistency, lengthened claim duration, and heightened claims severity.
• Due to changing benefit utilization patterns, the OldCo business claims experience after 2002 continued to develop unfavorably.
Executive Summary (continued)

CONFIDENTIAL
• OldCo claim experience continued to erode and required reserves to be increased markedly as well as increases in premium rate filings. In addition, under the terms of the treaties, Imagine was required to post additional collateral. As a result of the delays by some insurance departments in approving premium rate increases, a dispute as to the OldCo treaty arose between the Company and Imagine in August 2008 relating to Imagine’s obligation to provide the Company with additional collateral. This led to discussions of recapture of the Imagine treaties and the surplus deficit that would result at PTNA.
• In August 2008, PTAC launched a strategic and financing alternatives sale process in an attempt to identify alternatives that might result in strategic partnerships, business combinations or sales of certain assets.
• PTNA provided notice to Imagine of a breach of contract due to Imagine’s failure to post requisite collateral.
• In October 2008, the Company provided notice to Imagine of its intent to recapture both reinsurance treaties effective January 1, 2009. The announced effect of this recapture was a significant surplus reduction on the effective date of the recapture for both PTNA and ANIC, with PTNA ending up in a negative surplus position. At this time, PTAC announced that it would continue to seek strategic and/or financing alternatives through December 31, 2008, suspend writing new business, and that PTNA and ANIC would voluntarily enter rehabilitation on January 1, 2009 unless a viable strategic or financing alternative was found.
Executive Summary (continued)

CONFIDENTIAL
• On December 15, 2008, because of time constraints relating to the pending reinsurance recapture and rehabilitation, PTAC entered into a letter of intent (“LOI”) relating to the first formal transaction proposal received from a potential purchaser (the “Potential Purchaser”). It contained a two month exclusivity provision through February 13, 2009. As a result, the strategic and financing alternatives process was effectively halted at a time when there were some parties who had not completed their reviews and continued to have an interest in some or all of the Company, even if a preliminary interest.
• The Company recaptured the Imagine treaties on January 1, 2009. The results of which were, as of January 1, 2009, that PTNA ended up with a -$224.0 million surplus balance. ANIC had
 $4.8 million in surplus ($8.6 million of which was its equity stake in AINIC). The Boards of both
 PTNA and ANIC consented to the filing of a petition with the Court to place PTNA and ANIC into voluntary rehabilitation.
• PTNA and ANIC were placed in rehabilitation effective January 6, 2009, pursuant to Article V of the Insurance Department Act of 1921, as amended, Title 40 P.S. § 221.1-221.63, (the
 “Insurer Receivership Statute”).
• With PTNA and ANIC in rehabilitation, the PID formed the Rehabilitation Implementation
 Committee (the “Committee”) to discuss and make recommendations to the Deputy
 Commissioner of the PID and the Rehabilitator concerning a number of issues related to the operation of the business and development of the rehabilitation plan.
Executive Summary (continued)

CONFIDENTIAL
 Company
 – Cam Waite - Strategic Operations
 – Steve La Pierre - Insurance Operations
 – Mark Cloutier - Financial Affairs
 – Jane Bagley - General Counsel
 – Ram Veeramani - Information Systems
 Actuarial Consultants - Milliman, Inc.
 – Ed Mohoric
 – Larry Pfannerstill
 Legal Consultants - Cozen O’Connor
 – Hon. James G. Colins
 – James Potts
• The Committee is comprised of:
 Pennsylvania Insurance Department
 – Joseph DiMemmo, Deputy Commissioner
 – Frank Martin
 – Preston Buckman
 – Bob Robinson (Chief Rehabilitation Officer)
Executive Summary (continued)

CONFIDENTIAL
• The Potential Purchaser and PTAC extended the exclusivity until February 28, 2009 with the
 Rehabilitator’s approval. The Potential Purchaser presented a revised proposal to the
 Committee on February 27, 2009. For a number of reasons, that proposal was not acceptable and was rejected, thereby ending the strategic and financing alternatives process.
• In addition to those parties interested in a potential transaction with the Company at the time of the execution of the LOI, there are another dozen parties who have contacted either management or the Rehabilitator since the exclusivity lapsed expressing interest in owning or managing some facet of the Company’s business.
Executive Summary (continued)

CONFIDENTIAL
Distinctions between PTNA and ANIC in Rehabilitation:
• PTNA, with its significant negative surplus position belongs in rehabilitation.
• ANIC, on the other hand, did have positive surplus at the time it was placed into rehabilitation, which might argue for its exit from rehabilitation.
• However, for the following reasons, it is prudent for ANIC to be in rehabilitation today:
 – ANIC has $4.8 million of surplus due to the value of its equity investment in AINIC, which is carried on ANIC’s balance sheet at $8.6 million.
 – ANIC’s risk based capital ratio (“RBC”) is 147% of Authorized Control Level (“ACL”)
 surplus after the full effects of the recapture of the Imagine treaties as if they had occurred on December 31, 2008, well below the 200% threshold of surplus at which insurance regulators would begin to closely monitor the company and ask for a corrective action plan to improve operating results and restore surplus.
 – New business sales and production has been halted.
 – Actuarial projection scenarios of ANIC prepared by Milliman, using certain reasonable run-off assumptions, would project ANIC losing money in 2009 resulting in an RBC below 100% of ACL, approaching the 70% ACL threshold wherein the domiciliary regulator must take control of the company and put it into rehabilitation.
 – Because PTNA has provided all administrative functions for ANIC on a cost advantaged basis, ANIC is not likely to be profitable as a stand alone company without the ability to build its book of new business, thereby potentially further endangering the solvency of the Company and the contractual commitments to policyholders.
Executive Summary (continued)

CONFIDENTIAL
 – Many of the operating, agency, creditor, reinsurance, and premium issues that need to be addressed in rehabilitation to improve operating results are common to ANIC and
 PTNA as the businesses have been managed as one and are more readily addressed together rather than separately.
 – The administration and management of both companies’ businesses in rehabilitation is more economical if done together, as the business has been historically managed by the Company.
 – Significant rate increases are needed in certain states to restore ANIC’s OldCo business to profitability. If those rate increases are delayed or declined, then the solvency of ANIC may be in question.
• While it makes good sense to have both ANIC and PTNA in rehabilitation today, it is possible that, once ANIC benefits from some of the steps taken in rehabilitation, it could exit rehabilitation considerably sooner than PTNA.
Executive Summary (continued)

CONFIDENTIAL
Summary of Signal Hill Mandate:
• Signal Hill’s current mandate is to examine the Company and determine the following:
 – If efforts to rehabilitate PTNA and ANIC are to be continued, what alternatives might exist to reduce the policies and policyholders of the Company in rehabilitation or successfully complete and conclude the Company’s rehabilitation,
 – Are the rehabilitation alternatives realistic and feasible,
 – How might policyholders be impacted during and after the rehabilitation and what alternatives would be in their best interests,
 – Prepare a recommendation for the Rehabilitator as to how to proceed in this matter that is in the best interests of the policyholders and considers the claims of other creditors.
• Signal Hill first considered whether continued rehabilitation would optimize the policyholders’
 interests in contrast to a liquidation.
• In a liquidation, coverage of policyholders’ claims by state guaranty funds is likely to be capped in most states at $100,000 to $300,000 in benefit payments per policy, which may be less than what many policyholders are eligible to receive in benefit payments in a rehabilitation.
• After review and discussions with the Committee, it was Signal Hill’s conclusion that, under certain operating assumptions (not all of which have been completely determined yet), a properly managed rehabilitation may result in most policyholders receiving potentially better claims benefit coverage than in a liquidation, and PTNA and ANIC may exit rehabilitation within a reasonable amount of time.
Executive Summary (continued)

- Milliman has prepared *Surplus Projections Related to Rehabilitation of: Penn Treaty Network America Insurance Company & American Network Insurance Company as of December 31, 2008* (the "Projections") containing surplus projections under three scenarios, which differ only with respect to the timing and amount of anticipated future rate increases. These scenarios were chosen to provide a range of projections rather than one specific recommendation.
- Below are the results of certain operating and surplus projections prepared by Milliman, given certain assumptions as to potential future premium rate increases and expense reductions, relating to selected scenarios of PTNA and ANIC in rehabilitation.

PTNA Scenario[1]	Year Surplus Projected to Turn Positive	Year RBC Ratio Projected to Exceed 200% (ACL)	Year Operations Turn Profitable
Routine Scenario	2020	2022	2011
3 Year Implementation	2015	2016	Immediately
Immediate Implementation	2013	2015	Immediately

ANIC Scenario[1]	Year Surplus Projected to Turn Positive	Year RBC Ratio Projected to Exceed 200% (ACL)	Year Operations Turn Profitable
Routine Scenario	Immediately	2010	Immediately
3 Year Implementation	Immediately	2010	Immediately
Immediate Implementation	Immediately	2010	Immediately

Signal Hill

CONFIDENTIAL
(1) The scenarios depict different levels of
premium rate increases to offset the
claims related to the OldCo business. In
all scenarios, significant reductions in
operating expenses including overhead
and commission reductions are assumed.
Source: Milliman - Surplus Projections
Related to Rehabilitation of: Penn Treaty
Network America Insurance Company &
American Network Insurance Company
as of December 31, 2008. For a full copy
of Milliman’s report, see Appendix A.
Executive Summary (continued)

CONFIDENTIAL
• The Scenarios modeled are:
Routine Method
• This scenario represents the normal process of filing for future premium rate increases. It assumes that PTNA and ANIC continue to pursue rate increases along traditional channels,
 i.e., filings on a state-by-state basis. Because of state imposed limitations this is expected to result in a slow approval process. Cumulative future rate increases of 38.8% will be filed for and are expected to be achieved between 2010 and 2020 on Penn Treaty’s OldCo business.
 This is in addition to 2009 rate increases which are estimated to be 11.8%, some of which have already been approved.
Immediate Implementation
• In this scenario, Milliman has assumed that rate increases, in aggregate of 42.3% are implemented nationally on Penn Treaty’s OldCo business on January 1, 2010. This is in addition to 11.8% expected during 2009, some of which are already approved. Some level of rate increases would be applied to all of the OldCo business. The amount of increase would vary by company, plan, state, benefits or other characteristics. This scenario illustrates the impact of implementing rate increases quickly.
Executive Summary (continued)

CONFIDENTIAL
3 Year Implementation
• This scenario is similar to the Immediate Implementation scenario, except Milliman has assumed that 33.3% of rate increases necessary to reach the immediate level are implemented over each of years 2010-2012. That is, the rate increases are 12.5% in each of
 2010, 2011, and 2012. This scenario illustrates the impact of implementing rate increases more quickly than is routinely expected, while imposing some limits on the annual levels.
• The second and third scenarios were developed to illustrate shorter time periods in which the surplus position would improve and the companies could emerge from rehabilitation.
• Milliman notes that all but the first scenario would require that premium rate increases are implemented in an expedited fashion. It is expected that coordination and collaboration among all of the jurisdictions would be necessary to recognize the need for and to implement the rate increases to allow the Company to emerge from rehabilitation.
• Details of assumed rate increases - by projection year and policy form - are provided in
 Section III of the Projections. The timing for the Routine Method and the detailed increase percentages by policy form are still preliminary.
Executive Summary (continued)

CONFIDENTIAL
• Rehabilitation also offers the Company continued flexibility in the options it may offer policyholders as to how their policies might be treated in rehabilitation versus a liquidation, including:
 – Accepting higher premium rates at current benefit levels,
 – Maintaining current premium rates but at reduced benefit levels, and
 – A non-forfeiture option that might enable policyholders to discontinue premium payments but maintain a fund to pay future benefits for LTC claims.
• The preceding options are not likely to be available to policyholders in liquidation.
• Given (a) the Company’s recent financial performance, (b) a review of certain operating measures that might be taken while in rehabilitation, and (c) the recent process to seek strategic and financing alternatives for all or a portion of the Company’s business, Signal Hill considered not only whether a rehabilitation is feasible, but also what alternatives might exist to:
 – Maximize the future operating results of the business and under what conditions,
 – Maximize the number of realistic outcomes as it relates to shrinking the estate or ending the rehabilitation successfully through the disposition or sale of portions or all of the business out of the rehabilitation, or ending the rehabilitation successfully,
 – Maximize the potential to attract as many interested bidders as possible for some or all of the Company in the future, and
 – Optimize the policyholders’ contractual interests in the rehabilitation by improving the likelihood of 100% payment of covered benefits.
Executive Summary (continued)

CONFIDENTIAL
• The primary reasons to consider continued rehabilitation of the Company are:
 – PTNA policyholders, and possibly ANIC policyholders, in the aggregate, are more likely to have their full benefits paid, which may be unlikely in a liquidation,
 – Management changes and operating adjustments can be made to the business to enhance its operating performance and the prospect that the business may, under certain assumptions, exit rehabilitation,
 – The previously mentioned flexibility available to policyholders’ regarding the handling of their policies, and
 – While in rehabilitation, the Rehabilitator will have the ability to explore opportunities to divest portions of the business and operating infrastructure for value thereby benefiting the estate and any remaining policyholders.
Executive Summary (continued)

CONFIDENTIAL
Potential Rehabilitation Alternatives:
• Under the direction of Cozen, Signal Hill has evaluated rehabilitation alternatives previously identified by the Committee.
• In completing our initial review, we have concluded that there are some alternatives which, taken in conjunction with improved operating conditions, may be feasible and could enhance the results of the rehabilitation thereby leading to potentially better outcomes for the policyholders.
• Common objectives in all of the alternatives considered are (i) an aggressive expense reduction effort including the reduction of the Company’s operating expenses by additional headcount reductions or by retaining an outsourced third party administrator (“TPA”) to manage the run-off of the business on a fee for service basis as well as the reduction or elimination of agents’ commissions and (ii) the implementation of equitable higher premium rates on the OldCo business that are the result of a consensus achieved by the Rehabilitator with other affected constituencies. Versions of these objectives are embodied in the first two alternatives below and are the underpinning for all of the other alternatives.
Executive Summary (continued)

CONFIDENTIAL
• We also believe that it is possible to create a plan of rehabilitation that has points of assessment whereby the progress of the rehabilitation can be measured, and should the
 Company not achieve a targeted level of progress by a specific date or dates, then the
 Rehabilitator can assess the status of the business and consider, with the Court’s approval, alternative courses of action for the Company. These check points can be annual, biennial or triennial and should be based on performance metrics relevant to the planned recovery of the business such as:
 – Targeted premium rate increases being approved and implemented,
 – Targeted expense reductions,
 – Earnings, and
 – Cumulated surplus.
• Although a number of possible transaction outcomes or structures may not be feasible today, there appears to be a range of rehabilitation alternatives that may become feasible given the benefits of rehabilitation. These alternatives should be thoroughly vetted for feasibility and fairness to the policyholders during the months leading up to the formal filing of a Plan of
 Rehabilitation.
Executive Summary (continued)

CONFIDENTIAL
• The primary alternatives currently under consideration include:
 – The Company continues in run-off with the Rehabilitator seeking rate increases on a state by state basis, as needed, while reducing expenses as aggressively as possible.
 This is the Routine Scenario modeled by Milliman.
 – The Company continues in run-off with the Rehabilitator seeking and achieving consensus as to a nationwide solution regarding equitable rate increases and then implementing these rate increases while reducing expenses as aggressively as possible. This is modeled in two scenarios by Milliman, Immediate Implementation and
 3 Year Implementation.
 – PTNA sells ANIC, which is removed from rehabilitation, for a fair value, including AINIC, to PTAC or another third party. ANIC re-commences the sale of new LTC policies.
 PTNA remains in rehabilitation and in run-off. The operating infrastructure could remain with PTNA or be sold along with ANIC including a third party administration (“TPA”) fee for service relationship established between PTNA and ANIC.
 – Sell the NewCo business, ANIC (with AINIC), and possibly the infrastructure to a third party; PTNA remains in rehabilitation under the continuing supervision of the
 Rehabilitator and is administered by its employed staff or by the new owner or by a third party under a TPA arrangement on a fee for service basis.
Executive Summary (continued)

CONFIDENTIAL
 – Sell only OldCo policies to a third party in an assumption reinsurance transaction, most likely to a run-off specialist; ANIC, AINIC and operating infrastructure remain with the
 NewCo business and can emerge from rehabilitation. OldCo may or may not be managed by ANIC on a TPA basis. Once all third party non-policyholder liabilities have been paid/settled at PTNA and ANIC, the NewCo business and operating infrastructure can then be returned to the control of management.
 – Sell either legal entity, PTNA or ANIC, with its existing OldCo and NewCo business to a third party. The operating infrastructure can remain with the entity in rehabilitation or go with the sold company. A TPA arrangement will be needed to manage the entity without the infrastructure.
 – Establish a liquidating trust (after Senior Health Insurance Company of Pennsylvania) to run-off some or all of the business. The infrastructure may be retained to run-off the
 Company or TPA services could be purchased from a third party vendor.
Executive Summary (continued)

CONFIDENTIAL
Review of the Strategic and Financial Alternatives Process
• In another part of our work, we reviewed the recently concluded strategic and financing alternatives process that was conducted by the Company’s parent, PTAC.
• While the recently concluded, unsuccessful strategic and financing alternatives process was extremely broad and thorough, it was a truncated process due to the announcement in
 October 2008 that the Company would enter rehabilitation on January 1, 2009. Because of time constraints, PTAC entered into a LOI relating to the first formal transaction proposal received from a Potential Purchaser on December 15, 2008. It contained a two month exclusivity provision through February 13, 2009; therefore, the strategic and financing alternatives process was effectively halted at a time when there were some parties who had not completed their reviews and continued to have an interest in some or all of the Company, even if preliminary.
• In addition, there are approximately another dozen parties who contacted either management or the Rehabilitator around the time of the expiration of the exclusivity in the LOI in the second half of February 2009. They have expressed an interest in owning or managing some facet of the Company’s business.
• Although a number of parties were interested in providing merely administrative services to the
 Company, given the interest of some other parties, it may be possible that they might propose an acceptable offer in the future to purchase some portion of the business once the Company has benefitted from the rehabilitation process.
Executive Summary (continued)

CONFIDENTIAL
Rehabilitation Recommendation
• After initial review of the Company, especially (a) actuarial analyses of the business, (b) the
 Company’s recent strategic and financing alternatives process (including potential interested parties), and (c) initial consideration of the attributes of certain identified alternatives for the
 Company in rehabilitation, Signal Hill recommends that:
 – The Company remain in rehabilitation rather than be placed into liquidation,
 – The Rehabilitator develop a plan of rehabilitation that contains a range of operating benefits to improve the profitability of the business including consideration of a plan for possible premium rate increases and significant expense reductions (even though the dimension and scope of the rate increases and expense reductions have not been completely determined), and
 – Upon achieving profitability, engage in a strategic process or processes to divest all or portions of the business and thereby remove the business and possibly PTNA and/or
 ANIC from rehabilitation at the earliest possible date.
• Signal Hill believes this to be a better alternative than liquidation and, therefore, in the best interests of the policyholders because it appears, under certain premium, benefit, expense, investment and other assumptions, that the business can be restored to profitability.
 Therefore, the Company should be able to continue to pay full claim benefits and return the business to a going concern status through the retention of future earnings.
Executive Summary (continued)

CONFIDENTIAL
• At the point at which the business returns to profitability, then it would be prudent for the
 Rehabilitator to consider seeking buyers for the business, in whole or in part, thereby returning the policyholders to a private company which would be contractually obligated to pay policy and third party claims, reducing the number of policies under rehabilitation and/or potentially ending the rehabilitation.
• Although a number of possible transaction outcomes or structures may not be feasible today, there appears to be a range of rehabilitation alternatives that may become feasible given the benefits of rehabilitation. These alternatives, as well as liquidation, should be thoroughly vetted for feasibility and fairness to the policyholders as well as the potential impact on other creditors during the months leading up to the formal filing of a Plan of Rehabilitation.
Executive Summary (continued)

CONFIDENTIAL
2. Overview of Penn Treaty Network America Insurance
 Company & American Network Insurance Company

CONFIDENTIAL
History of PTNA and ANIC Prior to Rehabilitation
• PTNA was incorporated in 1954 as a life and health insurance company and ANIC was incorporated in 1961 as an accident and health insurance company.
• PTNA and ANIC are domiciled in Pennsylvania and regulated by the PID.
• PTAC was incorporated in 1965 as a holding company and is publicly traded with its shares currently traded on the NASDAQ OTC Bulletin Board.
• PTAC acquired PTNA and ANIC, in addition to founding AINIC, for the purposes of writing individual, defined benefit accident and health insurance policies covering LTC.
• The Company began underwriting LTC policies in 1972 for nursing home coverage and added home health care coverage in 1985.
• The Company grew rapidly in the 1990’s by offering a competitive, comprehensive LTC product, reaching a peak size of approximately 250,000 policyholders generating $363 million of annual in-force premium in 2000.
• These policies proved to be unprofitable because benefit claims greatly exceeded the expectations used in pricing the policies. In 2001, the Company ceased underwriting new LTC business until it agreed to a CAP with the PID, under which the Company committed to increase statutory reserves by $125 million over a three year period.
• As financial performance faltered, PTNA and ANIC’s ratings were reduced to “C” by A.M. Best and Standard & Poor’s in 2001.
Overview of PTNA and ANIC

CONFIDENTIAL
• In 2001, PTAC made some senior management changes and developed a CAP which was submitted to the PID.
• The CAP included steps to improve the capital position of PTNA and ANIC including:
 – Restrict investments to investment grade securities (rated NAIC 1 or 2),
 – Increase statutory reserves by $125 million over a three year period,
 – Enter into a reinsurance treaty that would place substantially all of the pre-2002 LTC business in-force with a third party reinsurer, and
 – Not make distributions out of the insurance companies and not enter into any new agreement or amend any existing agreements with affiliates involving amounts greater than $100,000 without PID approval.
• The Company, as a part of the CAP, entered into a reinsurance agreement with Centre
 Solutions (Bermuda) Ltd. (“Centre Solutions”), to reinsure substantially all of the pre-2002 LTC policies.
• In addition, the Company entered into a second treaty with Centre Solutions covering 50% of the 2002 and subsequent new business. These treaties provided approximately $125 million of surplus relief for the Company by transferring all LTC reserve liabilities to Centre Solutions.
• The CAP was accepted by the PID and other states and, in February 2002, PTNA and ANIC re
 -commenced the sale of new business.
• As a result of the reinsurance treaties and the CAP, Standard & Poor’s increased PTNA’s and
 ANIC’s ratings to “B-” in 2002.
History of PTNA & ANIC Prior to Rehabilitation (continued)

CONFIDENTIAL
• PTAC was also able to raise $90 million of new capital between 2002 and 2005.
• From 2002 forward, because of the adverse claims experience arising out of the OldCo business and the resumption of new business sales, PTAC separated its business into OldCo business and NewCo to improve the monitoring and management of the LTC business.
• In addition, PTAC had developed an underwriting specialty in and marketing focus on LTC for the “impaired risk” market, notably applicants who have chronic or congenital, but not cognitive, health conditions.
• Since 2001, the Company has worked to monitor the experience of the OldCo business very closely with Milliman’s assistance.
• From 2001 to 2008, the Company and Milliman have had to recalibrate the assumptions for expected future claims in the OldCo business numerous times primarily due to deteriorating claims experience arising out of, among other things, changes in care facilities (primarily the development of assisted living facilities) and changes in their utilization by policyholders, increased policyholder persistency, lengthened claim duration, and heightened claims severity.
• Due to changing benefit utilization patterns, the OldCo business continued to develop unfavorably.
• In order to offset the deteriorating claims experience, the Company filed for additional rate increases four times (2001, 2003, 2005, 2006) and increased claim reserves by a total of $165 million by year end 2008.
History of PTNA & ANIC Prior to Rehabilitation (continued)

CONFIDENTIAL
• Not all of these rate increases have been approved and the approval of others have been delayed. The Company continues to press for filed rate increases in those states in which the rate increases have not yet been approved, either in whole or in part.
• The Company has also implemented enhanced claim adjudication procedures in an effort to reduce benefit expenses and dampen benefit payment increases, and it has implemented wellness initiatives for the benefit of policyholders.
• In 2004, Centre Solutions notified the Company it was exiting the accident & health reinsurance business and notified the Company of its desire to terminate the treaty for NewCo policies issued thereafter.
• Effective July 2005, Imagine International Reinsurance Limited (“Imagine”) stepped into the place of Centre Solutions, picking up 100% of the OldCo in-force business and 75% of the
 NewCo business written beginning as of October 2005.
• During the 2004-2008 time period, due to a number of issues related to the reserves of the
 Company’s LTC business, PTAC was unable to file its GAAP financials with the United States
 Securities and Exchange Commission (the “SEC”) on a timely basis on several occasions.
 The last GAAP 10-K filed by PTAC is for the year end December 31, 2006 and was filed mid
 2008.
• In 2007, the Company ceased offering policies with a lifetime benefit feature, limiting the product offering to 1, 2, 3, 5, and 7 year terms.
History of PTNA & ANIC Prior to Rehabilitation (continued)

CONFIDENTIAL
• OldCo claim experience continued to erode and required reserves to be increased markedly as well as increases in premium rate filings. In addition, under the terms of the treaties,
 Imagine was required to post additional collateral. As a result of the delays by some insurance departments in approving premium rate increases, a dispute as to the OldCo treaty arose between the Company and Imagine in August 2008 relating to Imagine’s obligation to provide the Company with additional collateral. This led to discussions of recapture of the Imagine treaties and the surplus deficit that would result PTNA.
• In August 2008, PTAC launched a strategic and financing alternatives sale process in an attempt to identify alternatives that might result in strategic partnerships, business combinations or sales of certain assets.
• In October 2008, the Company provided notice to Imagine of its intent to recapture both reinsurance treaties effective January 1, 2009. The announced effect of this recapture was a significant surplus reduction on the effective date of the recapture for both PTNA and ANIC, with PTNA ending up in a negative surplus position. At this time, PTAC announced that it would continue to seek strategic and/or financing alternatives through December 31, 2008, suspend writing new business, and that PTNA and ANIC would voluntarily enter rehabilitation on January 1, 2009 unless a viable strategic financing alternative was found.
History of PTNA & ANIC Prior to Rehabilitation (continued)

CONFIDENTIAL
• Following the recapture of certain reinsurance treaties by PTNA and ANIC effective January 1,
 2009, which materially reduced PTNA’s and ANIC’s statutory surplus to -$224.0 million and
 $4.8 million, respectively, the Boards of both PTNA and ANIC consented to the filing of a petition with the Commonwealth Court of Pennsylvania (the “Court”) to place PTNA and ANIC into voluntary rehabilitation on January 6, 2009, pursuant to the Insurer Receivership Statute.
• As a result of rehabilitation, PTNA and ANIC’s ratings are now D and D, respectively.
• With PTNA and ANIC in rehabilitation, the PID formed the Committee to discuss and make recommendations to the Deputy Commissioner of the PID and the Rehabilitator concerning a number of issues related to the operation of the business and development of the
 Rehabilitation plan.
History of PTNA & ANIC Prior to Rehabilitation (continued)

CONFIDENTIAL
• Through PTNA and ANIC, the Company has offered and sold and has in-force LTC policies with a range of underwriting classes: Preferred, Premier, Select, Standard and Secured Risk,
 the last three currently being impaired risk underwriting classes.
• PTNA and ANIC offer a range of policy coverages to meet their clients’ needs including:
 – Secured Risk™ - limited benefit nursing home facility coverage for impaired risk applicants
 – Personal Freedom™ - comprehensive coverage for both facility and home health care
 – Assisted Living Plus™ - facility only coverage including assisted living
 – Independent Living™ - home health care only coverage
 – Simple LTC Solutions™ - facility and home health care coverage but with less robust benefits than
 Personal Freedom and including a copayment feature
• All policy forms have benefit options that can be used to tailor the product to the needs of the client including daily benefit maximums, coverage duration and eligibility standards.
• The Company had $328.6 million of annualized in-force LTC premiums in 2002. By year-end
 2008, the active LTC book was $266.7 million of annualized in-force premiums.
• In addition, the Company had $6.6 million of Medicare supplement insurance and $0.3 million of other accident and health coverages in-force at year-end 2008.
• PTNA also assumed by way of reinsurance $3.6 million of LTC premiums from other companies in 2008.
Description of PTNA & ANIC Today

License Status	PTNA	ANIC
In-Force	Arizona, California, Colorado, Delaware, Washington DC, Georgia, Hawaii, Iowa, Kentucky, Maryland, Montana, Nevada, Oregon, Pennsylvania, Rhode Island, South Carolina, Texas, Utah, Virginia	Arizona, California, Colorado, Delaware, Washington DC, Georgia, Hawaii, Idaho, Indiana, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Mississippi, Missouri, Montana, Nevada, New Jersey, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Washington
Suspended	Alabama, Alaska, Arkansas, Idaho, Indiana, Louisiana, Mississippi, Missouri, New Mexico, North Dakota, Ohio, Washington, Wyoming, New Hampshire, Vermont, North Carolina, Tennessee, Wisconsin	Alabama, Arkansas, New Mexico, North Dakota, Wyoming, New Hampshire, North Carolina, Vermont, West Virginia
No New Business Without Prior Permission	Minnesota, Nebraska, Oklahoma	Minnesota, Nebraska
Revoked	Illinois, South Dakota	Connecticut, Illinois
Expired	Florida	Florida
Impairment Order Issued	--	Virginia
Voluntarily Surrendered	Michigan	--
No License	Connecticut, Kansas, Maine, Massachusetts, New Jersey, New York, West Virginia	Iowa, Michigan, New York, Wisconsin

Signal Hill

CONFIDENTIAL
• The table below shows the current status of PTNA’s and ANIC’s insurance licenses:
Description of PTNA & ANIC Today (continued)

Department	Number of Employees
Senior Management	6
Legal / Compliance	22
Marketing	28
Underwriting	12
Corporate Communications / Planning	3
Cusotmer Service	37
Claims	87
Information Technology	16
Finance	30
Administration & Administrative Services	17
Actuarial	2
Human Resource	4

Signal Hill

CONFIDENTIAL
• As of January 1, 2009, the Company employed 264 all of whom work at the company’s offices in Allentown, PA. The headcount by department was as follows:
Description of PTNA & ANIC Today (continued)

CONFIDENTIAL
• If the Company were to operate in rehabilitation and continue to administer claims and the in-
 force policies internally, management estimates that it would initially require a staff of approximately 212 which is expected to be reduced further over time as cost efficiencies are identified in the future.
• Until recently, the Company’s operations included insurance agencies established to sell new
 LTC business. Currently, only Senior Financial Consultants Company, a Pennsylvania based agency, which is a subsidiary of PTAC, remains in operation. One of the other two agencies which was a direct subsidiary of PTAC was sold in the fourth quarter of 2008. Substantially all of the assets of the third agency, owned by PTNA, were sold on January 2, 2009.
Description of PTNA & ANIC Today (continued)

CONFIDENTIAL
• PTNA, with its significant negative surplus position belongs in rehabilitation.
• ANIC, on the other hand, did have positive surplus at the time it was placed into rehabilitation, which might argue for its exit from rehabilitation.
• However, for the following reasons, it is prudent for ANIC to be in rehabilitation today:
 – ANIC has $4.8 million of surplus due to the value of its equity investment in AINIC, which is carried on ANIC’s balance sheet at $8.6 million.
 – ANIC’s risk based capital ratio (“RBC”) is 147% of Authorized Control Level (“ACL”)
 surplus after the effects of the recapture of the reinsurance, well below the 200%
 threshold of surplus at which insurance regulators would begin to closely monitor the company and ask for a corrective action plan to improve operating results and restore surplus.
 – New business sales and production has been halted.
 – Actuarial projection scenarios of ANIC prepared by Milliman, using certain reasonable run-off assumptions, would project ANIC losing money in 2009 resulting in an RBC below 100% of ACL, approaching the 70% ACL threshold at which the domiciliary regulator must take control of the company and put it into rehabilitation.
 – Because PTNA has provided all administrative functions for ANIC on a cost advantaged basis, ANIC is not likely to be profitable as a stand alone company without the ability to build its book of new business, thereby potentially further endangering the solvency of the company and the contractual commitments to policyholders.
Distinctions between PTNA and ANIC in Rehabilitation

CONFIDENTIAL
 – Many of the operating, agency, creditor, reinsurance, and premium issues that need to be addressed in rehabilitation to improve operating results are common to ANIC and
 PTNA as the businesses have been managed as one and are more readily addressed together rather than separately.
 – The administration and management of both companies’ businesses in rehabilitation is more economical if done together, as the business has been historically managed by
 PTNA.
 – Significant rate increases are needed in certain states to restore ANIC’s OldCo business to profitability. If those rate increases are delayed or declined, then the solvency of ANIC may be in question.
• While it makes good sense to have both ANIC and PTNA in rehabilitation today, it is possible that, once ANIC benefits from some of the steps taken in in rehabilitation, it could exit rehabilitation considerably sooner than PTNA.
Distinctions between PTNA and ANIC in Rehabilitation (continued)

($ in thousands)	PTNA 2004	PTNA 2005	PTNA 2006	PTNA 2007	PTNA 2008[1]	ANIC 2004	ANIC 2005	ANIC 2006	ANIC 2007	ANIC 2008[1]
Premiums	$18,212	$9,511	$28,534	$36,896	$32,400	$7,433	$11,976	$8,764	$9,224	$8,219
Net Investment Income	1,138	5,529	2,542	2,915	17,070	408	947	623	954	881
Other Revenues	65,517	113,085	58,857	55,660	55,454	4,317	3,344	4,094	3,541	4,151
Total Revenues	**$84,867**	**$128,124**	**$89,933**	**$95,471**	**$104,924**	**$12,157**	**$16,268**	**$13,480**	**$13,719**	**$13,251**
Total Benefits Paid or Provided	$12,754	$39,028	$6,716	$27,631	$22,857	$5,399	$7,069	$4,691	$4,657	$4,832
Total Insurance Expenses and Other Deductions	$90,985	$126,493	$92,346	$114,180	$103,384	$11,901	$14,134	$11,215	$11,180	$10,978
Net Gain from Operations	**($6,118)**	**$1,631**	**($2,413)**	**($18,710)**	**$1,540**	**$257**	**$2,134**	**$2,266**	**$2,539**	**$2,273**
Taxes	32	(5,733)	3,492	3,223	2,067	(71)	(685)	(966)	(1,117)	(172)
Realized Gains (Losses)	50	(125)	(612)	5	(3,427)	(4,381)	(113)	(2)	4	(590)
Net Income (Loss)	**($6,035)**	**($4,228)**	**$467**	**($15,482)**	**$180**	**($4,196)**	**$1,336**	**$1,298**	**$1,426**	**$1,511**
Total Assets	**$108,538**	**$1,029,267**	**$1,036,638**	**$1,039,141**	**$1,001,191**	**$12,996**	**$104,502**	**$113,815**	**$123,804**	**$123,177**
Total Surplus	**$23,849**	**$35,876**	**$35,295**	**$25,091**	**$7,497** [2]	**$8,372**	**$17,510**	**$18,727**	**$21,222**	**$12,681** [2]
Impact of Surplus Relief	139,076	83,173	92,443	126,533	231,534	14,581	2,910	5,278	2,021	7,873
Surplus Before Impact of Relief Reinsurance	**($115,227)**	**($47,297)**	**($57,148)**	**($101,442)**	**($224,038)** [2]	**($6,209)**	**$14,600**	**$13,449**	**$19,201**	**$4,808** [2]

Signal Hill

CONFIDENTIAL
(1) Unaudited
(2) Because the letters of credit related to the Imagine treaties were released before the end of 2008, the Total Surplus dollar amounts are what would have been stated on the statutory financial statements had the Imagine treaties remained in effect with full collateral. The
Surplus Before Impact of Relief Reinsurance dollar amounts are the figures that were stated
on the balance sheet reflecting the effects of the unauthorized reinsurance carried on the companies’ balance sheets at year end.
Source: Company Filings and Company
Summary Statutory Financial Data

($ in thousands)	PTNA			ANIC			Total	
	Rank	Premiums	% of Total	Rank	Premiums	% of Total	Premiums	% of Total
Arizona	7	$11,354	4.7%	9	$4	0.0%	$11,358	4.3%
California	2	36,219	14.8%	-	-	0.0%	36,219	13.6%
Colorado	12	4,654	1.9%	5	2,036	8.9%	6,690	2.5%
Connecticut	-	-	0.0%	3	2,939	12.8%	2,939	1.1%
Florida	1	36,533	15.0%	-	-	0.0%	36,533	13.7%
Illinois	4	15,906	6.5%	-	-	0.0%	15,906	6.0%
Iowa	11	6,030	2.5%	-	-	0.0%	6,030	2.3%
Kansas	-	-	0.0%	4	2,439	10.6%	2,439	0.9%
Kentucky	16	3,044	1.2%	-	-	0.0%	3,044	1.1%
Michigan	13	4,504	1.8%	-	-	0.0%	4,504	1.7%
New Jersey	17	4	0.0%	1	7,682	33.5%	7,686	2.9%
North Carolina	10	6,846	2.8%	-	-	0.0%	6,846	2.6%
Ohio	9	7,919	3.2%	-	-	0.0%	7,919	3.0%
Pennsylvania	3	29,492	12.1%	-	-	0.0%	29,492	11.0%
South Dakota	15	3,883	1.6%	-	-	0.0%	3,883	1.5%
Tennessee	14	4,185	1.7%	6	26	0.1%	4,211	1.6%
Texas	6	14,842	6.1%	8	6	0.0%	14,848	5.6%
Virginia	5	15,458	6.3%	2	4,604	20.1%	20,062	7.5%
Washington	8	9,646	4.0%	7	14	0.1%	9,660	3.6%
Company Total		**$244,099**			**$22,954**		**$267,053**	

Signal Hill

CONFIDENTIAL
PTNA’s largest
states are Florida,
California, and
Pennsylvania.
ANIC’s largest
states are New
Jersey, Virginia,
and Connecticut.
Source: Company Filings
2008 LTC Direct Premium Distribution by Major Premium States

(As of December 31, $ in thousands)

Year	OldCo LTC In-Force Premium[1]	% of Total	NewCo LTC In-Force Premium[1]	% of Total
2002	$324,703	98.8%	$3,907	1.2%
2003	304,112	96.4%	11,336	3.6%
2004	285,295	93.1%	21,083	6.9%
2005	263,881	89.2%	31,937	10.8%
2006	244,850	85.5%	41,524	14.5%
2007	225,550	82.2%	48,819	17.8%
2008	214,047	80.2%	52,691	19.8%

Year	OldCo LTC In-Force Policies[1]	% of Total	NewCo LTC In-Force Policies[1]	% of Total
2002	191,589	99.0%	1,995	1.0%
2003	168,724	96.7%	5,707	3.3%
2004	150,895	93.5%	10,524	6.5%
2005	134,714	89.8%	15,245	10.2%
2006	123,572	86.3%	19,632	13.7%
2007	115,022	83.5%	22,758	16.5%
2008	105,797	81.5%	24,065	18.5%

Signal Hill

CONFIDENTIAL
Source: Company and Milliman
(1) The in-force premiums and policies represent the active LTC premiums and policies in-force at year end 2008, excluding any waivers of premium, assumed LTC business, and the LTC premiums of any subsidiaries.
Total OldCo vs NewCo In-Force Business

(As of December 31, $ in thousands)

Year	OldCo LTC In-Force Premium[1]	% of Total	NewCo LTC In-Force Premium[1]	% of Total
2002	$307,853	98.9%	$3,288	1.1%
2003	287,765	96.8%	9,586	3.2%
2004	269,571	93.7%	18,091	6.3%
2005	248,879	90.2%	27,188	9.8%
2006	230,000	86.8%	34,826	13.2%
2007	211,382	83.4%	42,064	16.6%
2008	199,673	81.5%	45,404	18.5%

Year	OldCo LTC In-Force Policies[1]	% of Total	NewCo LTC In-Force Policies[1]	% of Total
2002	181,549	99.1%	1,632	0.9%
2003	159,463	97.1%	4,705	2.9%
2004	142,055	94.1%	8,875	5.9%
2005	126,424	90.8%	12,838	9.2%
2006	115,706	87.6%	16,384	12.4%
2007	107,515	84.7%	19,473	15.3%
2008	98,692	82.7%	20,616	17.3%

Signal Hill

CONFIDENTIAL
Source: Company and Milliman
(1) The in-force premiums and policies represent the active LTC premiums and policies in-force at year end 2008, excluding any waivers of premium, assumed LTC business, and the LTC premiums of any subsidiaries.
PTNA OldCo vs NewCo In-Force Business

(As of December 31, $ in thousands)

Year	OldCo LTC In-Force Premium[1]	% of Total	NewCo LTC In-Force Premium[1]	% of Total
2002	$16,850	96.5%	$619	3.5%
2003	16,347	90.3%	1,750	9.7%
2004	15,724	84.0%	2,991	16.0%
2005	15,002	76.0%	4,749	24.0%
2006	14,850	68.9%	6,698	31.1%
2007	14,167	67.7%	6,755	32.3%
2008	14,373	66.4%	7,287	33.6%

Year	OldCo LTC In-Force Policies[1]	% of Total	NewCo LTC In-Force Policies[1]	% of Total
2002	10,040	96.5%	363	3.5%
2003	9,261	90.2%	1,002	9.8%
2004	8,840	84.3%	1,649	15.7%
2005	8,290	77.5%	2,407	22.5%
2006	7,866	70.8%	3,248	29.2%
2007	7,507	69.6%	3,285	30.4%
2008	7,105	67.3%	3,449	32.7%

Signal Hill

CONFIDENTIAL
Source: Company and Milliman
(1) The in-force premiums and policies represent the active LTC premiums and policies in-force at year end 2008, excluding any waivers of premium, assumed LTC business, and the LTC premiums of any subsidiaries.
ANIC OldCo vs NewCo In-Force Business

PTNA
($ in millions)
2001
2002
2003
2004
2005
2006
2007
2008
Gross Annualized Premium
Net Annualized Premium
# of Policies at Year End

ANIC
($ in millions)
2001
2002
2003
2004
2005
2006
2007
2008
Gross Annualized Premium
Net Annualized Premium
# of Policies at Year End

OldCo
($ in millions)
2001
2002
2003
2004
2005
2006
2007
2008
Gross Annualized Premium
Net Annualized Premium
# of Policies at Year End

NewCo
($ in millions)
2001
2002
2003
2004
2005
2006
2007
2008
Gross Annualized Premium
Net Annualized Premium
# of Policies at Year End

Signal Hill

CONFIDENTIAL

Net Annualized Premium
is after the impact of the
Centre or Imagine treaty
as the case may be.
Source: Company and Milliman
(1) The in-force premiums and policies represent the active LTC premiums and policies in-force at year end 2008, excluding any waivers of premium, assumed LTC business, and the LTC premiums of any subsidiaries.
As of December 31,
As of December 31,
As of December 31,
As of December 31,
In-Force Business(1)

PTNA
($ in millions)
$250
$200
$150
$100
$50
$0
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$127
$143
$151
$170
$170
$176
$185
$197
$24
$13
$11
6,350
7,616
7,845
7,017
2001
2002
2003
2004
2005
2006
2007
2008
Gross of Reinsurance
Net of Reinsurance
# of Open Claims at Year End

ANIC
($ in millions)
$30
$25
$20
$15
$10
$5
$0
400
350
300
250
200
150
100
50
0
$27
$4
$5
$3
$7
$4
$7
$5
$5
$3
$2
$10
$2
199
271
311
356
333
2001
2002
2003
2004
2005
2006
2007
2008
Gross of Reinsurance
Net of Reinsurance
# of Open Claims at Year End

OldCo
($ in millions)
$250
$200
$150
$100
$50
$0
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$131
$170
$156
$170
$177
$177
$192
$204
$29
$11
$11
$15
$13
6,549
7,577
2001
2002
2003
2004
2005
2006
2007
2008
Gross of Reinsurance
Net of Reinsurance
# of Open Claims at Year End

NewCo
($ in millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
200
180
160
140
120
100
80
60
40
20
0
$0.0
$0.1
$0.5
$0.0
$0.9
$0.1
$1.3
$0.1
$2.2
$0.2
$3.0
$0.2
2
75
114
2001
2002
2003
2004
2005
2006
2007
2008
Gross of Reinsurance
Net of Reinsurance
# of Open Claims at Year End

Signal Hill

CONFIDENTIAL

Source: Company and Milliman
Net of reinsurance is after
the impact of the Centre
or Imagine treaty as the
case may be.
Paid Benefits

PTNA

($ in millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$427
$203
$557
$325
$591
$321
$671
$308
$708
$330
$739
$339
$734
$365
$770
$433
2001
2002
2003
2004
2005
2006
2007
2008
Gross Stat Reserve
Gross Claim Reserve

ANIC

($ in millions)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$23
$9
$35
$18
$43
$18
$57
$17
$65
$20
$74
$21
$77
$21
$87
$27
2001
2002
2003
2004
2005
2006
2007
2008
Gross Stat Reserve
Gross Claim Reserve

OldCo

($ in millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$450
$211
$591
$343
$631
$339
$721
$323
$761
$348
$792
$357
$776
$381
$805
$452
2001
2002
2003
2004
2005
2006
2007
2008
Gross Stat Reserve
Gross Claim Reserve

NewCo

($ in millions)
$60
$50
$40
$30
$20
$10
$0
$1
$0
$3
$1
$6
$2
$12
$2
$21
$4
$36
$5
$51
$8
2001
2002
2003
2004
2005
2006
2007
2008
Gross Stat Reserve
Gross Claim Reserve

Signal Hill

CONFIDENTIAL

Source: Company and Milliman
Statutory Active Life and Claim Reserves

CONFIDENTIAL
(1) Unaudited
(2) Because the letters of credit related to the Imagine treaties were released before the end of 2008, the Total Surplus dollar amounts are what would have been stated on the statutory financial statements had the Imagine treaties remained in effect with full collateral. The
Surplus Before Impact of Relief Reinsurance dollar amounts are the figures that were stated
on the balance sheet reflecting the effects of the unauthorized reinsurance carried on the companies’ balance sheets at year end.
Source: Company Filings and Company
Summary Statutory Financial Data

($ in thousands)	2004	2005	2006	2007	2008[1]	Pro Forma 2008[2]
Premiums	$18,212	$9,511	$28,534	$36,896	$32,400	$940,947
Net Investment Income	1,138	5,529	2,542	2,915	17,070	17,070
Amortization of IMR	72	28	(86)	(4)	73	73
Ceded Reinsurance Commissions and Expense Allowances	65,446	113,057	58,943	55,664	55,381	55,381
Total Revenues	**$84,867**	**$128,124**	**$89,933**	**$95,471**	**$104,924**	**$1,013,471**
Death Benefits	1,909	1,904	-	-	277	277
Annuity Benefits	1	2	-	-	-	-
Disability Benefits	5,585	23,892	8,221	12,739	10,805	55,641
Surrender Benefits	125	129	-	-	-	-
Increase in Aggregate Reserves	5,132	13,100	(1,505)	14,893	11,775	1,101,925
Total Benefits Paid or Provided	**$12,754**	**$39,028**	**$6,716**	**$27,631**	**$22,857**	**$1,157,844**
Commissions on Premiums	36,716	35,598	33,697	31,673	29,052	29,052
Commissions on Expense Allowances	608	692	603	566	509	509
General Expenses	33,203	43,993	43,627	47,553	41,719	41,719
Insurance Taxes, Licenses and Fees	7,708	7,203	7,703	6,757	6,643	6,643
Increase in Loading on Deferred and Uncollected Premiums	(4)	(21)	-	-	-	-
Aggregate Write-ins for Deductions	-	-	-	-	2,604	2,604
Total Insurance Expenses and Other Deductions	**$90,985**	**$126,493**	**$92,346**	**$114,180**	**$103,384**	**$1,238,370**
Net Gain from Operations	**($6,118)**	**$1,631**	**($2,413)**	**($18,710)**	**$1,540**	**($224,899)**
Federal and Foreign Income Taxes	32	(5,733)	3,492	3,223	2,067	2,067
Net Realized Capital Gains/(Losses)	50	(125)	(612)	5	(3,427)	(3,427)
Net Income/(Loss)	**($6,035)**	**($4,228)**	**$467**	**($15,482)**	**$180**	**($226,259)**

Signal Hill

CONFIDENTIAL
(1) Unaudited; (2) Pro Forma for Imagine Recapture
Source: Company Filings
PTNA Statutory Income Statement

($ in thousands)	2004	2005[1]	2006	2007	2008[2]	Pro Forma 2008[3]
Assets						
Bonds	$32,505	$915,823	$917,330	$809,003	$830,924	$830,924
Common Stock	9,018	18,325	20,154	23,863	8,067	8,067
Mortgage Loans	338	-	-	-	-	-
Real Estate	4,845	4,416	4,390	4,438	4,328	4,328
Cash & Short-term Investments	2,387	13,446	5,821	117,831	34,723	34,723
Contract Loans	338	356	-	-	-	-
Other Invested Assets	-	-	-	4,652	4,381	4,381
Total Cash & Invested Assets	$49,432	$952,366	$947,695	$959,787	$882,423	$882,423
Accrued Investment Income	524	9,497	9,397	10,012	10,053	10,053
Uncollected Premiums	884	774	158	248	333	333
Reinsurance	1,310	2,752	8,470	239	316	316
Current Federal and Foreign Income Tax Recoverable	749	-	8,725	11,345	5,526	5,526
Net Deferred Tax Asset	2,081	8,986	4,613	5,068	-	-
Electronic Data Processing Equipment & Software	213	279	445	548	466	466
Other Receivables	37	819	756	93	34	34
Aggregate Write-ins for Other Than Invested Assets	53,308	53,795	56,379	51,810	102,039	102,039
Total Assets	$108,538	$1,029,267	$1,035,638	$1,039,141	$1,001,191	$1,001,191
Liabilities and Surplus						
Life Reserves	$10,077	$10,036	$0	$0	$0	$0
Accident and Death Reserves	22,647	35,788	44,599	59,492	71,267	1,161,417
Contract Claims	1,762	1,886	1,910	2,245	2,479	47,316
Premium and Annuity Considerations	62	50	47	-	-	-
IMR Liabilities	100	-	-	-	279	279
Commissions Payable	59	56	-	48	100	100
General Accrued Expenses	2,071	7,917	6,866	8,579	4,201	4,201
Taxes, Licenses and Fees Accrued	990	495	489	488	527	527
Current Federal and Foreign Income Taxes	-	867	-	-	-	-
Amounts Withheld by Company as Agent or Trustee	0	38	11	(1)	(1)	(1)
Amounts Held for Agents' Account	2,890	2,975	2,571	2,224	1,948	1,943
Remittances and Items Not Allocated	708	389	378	294	17	17
Total Policy and Contract Liabilities	$41,365	$50,497	$56,873	$73,370	$80,811	$1,215,798
Asset Valuation Reserve	420	869	1,696	3,152	1,318	1,318
Reinsurance in Unauthorized Companies	-	-	-	-	231,534	-
Funds Held Under Reinsurance Treaties with Unauthorized Reinsurers	40,921	922,945	935,479	928,172	908,547	-
Payable to Parent or Subsidiary	46	1,416	10	35	-	-
Funds Held Under Coinsurance	-	-	-	519	1,303	1,303
Aggregate Write-ins For Liabilities	1,937	7,663	7,284	8,801	1,715	1,715
Total Liabilities	$84,689	$993,390	$1,001,343	$1,014,050	$1,225,229	$1,220,134
Common Capital Stock	2,501	2,501	2,501	2,501	2,501	2,501
Gross Paid-in Surplus	141,701	141,701	144,384	144,384	144,384	144,384
Unassigned Funds	(120,352)	(108,325)	(111,590)	(121,794)	(370,922)	(365,828)
Total Surplus	$23,849	$35,876	$35,295	$25,091	($224,038)	($218,943)
Total Liabilities & Surplus	$108,538	$1,029,267	$1,035,638	$1,039,141	$1,001,191	$1,001,191
Impact of Surplus Relief	139,076	83,173	92,443	126,533	-	-
Surplus Before Impact of Surplus Relief Reinsurance	($115,227)	($47,297)	($57,148)	($101,442)	($224,038)	($218,943)

Signal Hill

CONFIDENTIAL
(1) Reflects the replacement of
Centre Solutions treaty with Imagine
treaty during 2005
(2) Unaudited
(3) Pro Forma for Imagine
Recapture
Source: Company Filings and
Company
PTNA Statutory Balance Sheet

($ in thousands)	2004	2005	2006	2007	2008[1]	Pro Forma 2008[2]
Premiums	$7,433	$11,976	$8,764	$9,224	$8,219	$106,481
Net Investment Income	408	947	623	954	881	881
Amortization of IMR	0	(6)	(5)	(5)	24	24
Ceded Reinsurance Commissions and Expense Allowances	4,317	3,351	4,099	3,546	4,127	4,127
Total Revenues	**$12,157**	**$16,268**	**$13,480**	**$13,719**	**$13,251**	**$111,513**
Disability Benefits	4,901	5,171	3,175	2,327	2,388	5,001
Increase in Aggregate Reserves	498	1,898	1,517	2,330	2,444	105,609
Total Benefits Paid or Provided	**$5,399**	**$7,069**	**$4,691**	**$4,657**	**$4,832**	**$110,610**
Commissions on Premiums	3,776	3,883	3,235	3,042	2,803	2,803
Commissions on Expense Allowances	-	192	408	620	652	652
General Expenses	2,037	2,287	2,176	2,376	2,121	2,121
Insurance Taxes, Licenses and Fees	688	702	704	484	571	571
Total Insurance Expenses and Other Deductions	**$11,901**	**$14,134**	**$11,215**	**$11,180**	**$10,978**	**$116,756**
Net Gain from Operations	**$257**	**$2,134**	**$2,266**	**$2,539**	**$2,273**	**($5,243)**
Federal and Foreign Income Taxes	(71)	(685)	(966)	(1,117)	(172)	(172)
Net Realized Capital Gains/(Losses)	(4,381)	(113)	(2)	4	(590)	(590)
Net Income/(Loss)	**($4,196)**	**$1,336**	**$1,298**	**$1,426**	**$1,511**	**($6,005)**

Signal Hill

CONFIDENTIAL
(1) Unaudited; (2) Pro Forma for Imagine Recapture
Source: Company Filings
ANIC Statutory Income Statement

($ in thousands)	2004	2005[1]	2006	2007	2008[2]	Pro Forma 2008[3]
Assets						
Bonds	$10,830	$88,751	$94,675	$101,819	$93,824	$93,824
Common Stock	619	8,498	8,772	9,323	8,645	8,645
Cash & Short-term Investments	919	3,324	8,222	5,604	13,045	13,045
Total Cash & Invested Assets	**$12,369**	**$100,573**	**$111,669**	**$116,745**	**$115,514**	**$115,514**
Accrued Investment Income	156	1,482	1,249	1,327	1,209	1,209
Uncollected Premiums	19	27	16	22	28	28
Reinsurance	-	6	147	519	1,303	1,303
Net Deferred Tax Asset	433	838	687	824	695	695
Other Receivables	19	1,576	46	7	-	-
Aggregate Write-ins for Other than Invested Assets	-	-	-	4,358	4,428	4,428
Total Assets	**$12,996**	**$104,502**	**$113,815**	**$123,804**	**$123,177**	**$123,177**
Liabilities & Surplus						
Accident and Death Reserves	$2,189	$4,087	$5,604	$7,934	$10,378	$113,542
Contract Claims	786	746	753	561	629	3,243
Commissions Payable	6	8	5	7	8	8
General Accrued Expenses	57	156	329	440	248	248
Taxes, Licenses and Fees Accrued	78	74	125	132	137	137
Current Federal and Foreign Income Taxes	647	1,323	2,284	2,367	539	539
Amounts Withheld by Company as Agent or Trustee	-	1	0	0	4	4
Amounts Held for Agents' Account	279	268	221	185	146	146
Remittances and Items Not Allocated	79	62	33	34	3	3
Total Policy and Contract Liabilities	**$4,120**	**$6,724**	**$9,354**	**$11,660**	**$12,093**	**$117,871**
Asset Valuation Reserve	59	117	98	164	71	71
Reinsurance in Unauthorized Companies	-	-	-	-	7,873	-
Funds Held Under Reinsurance Treaties with Unauthorized Reinsurers	363	79,552	85,129	90,614	98,262	-
Payable to Parent or Subsidiary	-	89	94	80	34	34
Aggregate Write-ins For Liabilities	82	510	413	65	37	37
Total Liabilities	**$4,624**	**$86,992**	**$95,088**	**$102,582**	**$118,368**	**$118,012**
Common Capital Stock	2,503	2,503	2,503	2,503	2,503	2,503
Gross Paid-in Surplus	9,705	16,813	16,813	16,813	16,813	16,813
Unassigned Funds	(3,835)	(1,806)	(589)	1,906	(14,507)	(14,150)
Total Capital & Surplus	8,372	17,510	18,727	21,222	4,808	5,165
Total Liabilities & Surplus	**$12,996**	**$104,502**	**$113,815**	**$123,804**	**$123,177**	**$123,177**
Impact of Surplus Relief	14,581	2,910	5,278	2,021	-	-
Surplus Before Impact of Surplus Relief Reinsurance	**($6,209)**	**$14,600**	**$13,449**	**$19,201**	**$4,808**	**$5,165**

Signal Hill

CONFIDENTIAL
(1) Reflects the replacement of
Centre Solutions treaty with Imagine
treaty during 2005
(2) Unaudited
(3) Pro Forma for Imagine
Recapture
Source: Company Filings and
Company
ANIC Statutory Balance Sheet

CONFIDENTIAL
3. Description of Signal Hill Engagement/Assignment

CONFIDENTIAL
• Signal Hill has been retained by Cozen to advise Cozen in its capacity as counsel to the
 Rehabilitator while PTNA and ANIC are in rehabilitation.
• Signal Hill’s current mandate is to examine the Company and determine the following:
 – If efforts to rehabilitate PTNA and ANIC are to be continued, what alternatives might exist to reduce the policies and policyholders of the Company in rehabilitation or successfully complete and conclude the Company’s rehabilitation,
 – Are the rehabilitation alternatives realistic and feasible,
 – How might policyholders be impacted during and after the rehabilitation and what alternatives would be in their best interests, and
 – A recommendation for the Rehabilitator as to how to proceed in this matter that is in the best interests of the policyholders and considers the claims of other creditors.
Description of Signal Hill Engagement/Assignment

CONFIDENTIAL
• Given (a) the Company’s recent financial performance, (b) a review of certain operating measures that might be taken while in rehabilitation, and (c) the recent process to seek strategic and financing alternatives for all or a portion of the Company’s business, Signal Hill considered not only whether a rehabilitation is feasible, but also what alternatives might exist to:
 – Maximize the future operating results of the business and under what conditions,
 – Maximize the number of realistic outcomes as it relates to shrinking the estate or ending the rehabilitation successfully through the disposition or sale of portions or all of the business out of the rehabilitation, or ending the rehabilitation successfully,
 – Maximize the potential to attract as many interested bidders as possible for some or all of the Company in the future, and
 – Optimize the policyholders’ contractual interests in the rehabilitation by improving the likelihood of 100% payment of covered benefits.
• Signal Hill first considered whether continued rehabilitation would optimize the policyholders’
 interests in contrast to a liquidation.
Description of Signal Hill Engagement/Assignment (continued)

CONFIDENTIAL
• The primary reasons to consider continued rehabilitation of the Company are:
 – PTNA policyholders, and possibly ANIC policyholders, in the aggregate, are more likely to have their full benefits paid, which may be unlikely in a liquidation,
 – Management changes and operating adjustments can be made to the business to enhance its operating performance and the prospect that the business may, under certain assumptions, exit rehabilitation,
 – The previously mentioned flexibility available to policyholders’ regarding the handling of their policies, and
 – While in rehabilitation, the Rehabilitator will have the ability to explore opportunities to divest portions of the business and operating infrastructure for value thereby benefiting the estate and any remaining policyholders.
Description of Signal Hill Engagement/Assignment (continued)

CONFIDENTIAL
• In considering whether to continue the Company’s rehabilitation, we reviewed with the
 Committee and Milliman certain adjustments that might be made to the management and operations of the Company’s business while in rehabilitation. Certain of those adjustments include:
 – Operating cost and expense reductions whether by
 ▪ Continued management of the run-off of the business using a reduced in-house staff,
 or
 ▪ Contracting with a third party administrator (“TPA”) to outsource the management of the business with significant headcount reductions (still under review).
 – Reduction in other expenses in an effort to achieve operating efficiency and expense savings.
 – A review of whether any savings can be garnered from the reduction or elimination of commission expenses.
Description of Signal Hill Engagement/Assignment (continued)

CONFIDENTIAL
 – Development of a plan to achieve and expeditiously implement needed rate increases in all jurisdictions that:
 ▪ Is designed in consultation and collaboration with the other jurisdictions that have significant numbers of consumers affected by the rate increase proposal,
 ▪ Is sensitive to the impact of any such rate increases on the policyholders,
 ▪ Strives to be equitable to all policyholders
 ▪ Seeks to achieves premium rate parity for all policyholders for equivalent policy benefits,
 ▪ Tested and validated so as to be actuarially justified,
 ▪ Provides a path to achieve a successful rehabilitation where 100% of policyholders’ claims are paid and the surplus deficit is erased.
• At present, the dimension and scope of any expense reductions and/or premium rate increases have not yet been fully developed. We recognize that the above objectives may not all be achievable so any plan that is developed would strive to reach an appropriate consensus weighting of the objectives.
• In a liquidation, coverage of policyholders’ claims by state guaranty funds is likely to be capped in most states at $100,000 to $300,000 in benefit payments per policy, which may be less than what many policyholders are eligible to receive in benefit payments in a rehabilitation.
• Policyholders, should they not receive full payment of their claims from state guaranty funds, would become creditors of the estate along side the state guaranty funds for the unpaid portion of their claims.
Description of Signal Hill Engagement/Assignment (continued)

CONFIDENTIAL
• Signal Hill evaluated on a preliminary basis alternatives for the rehabilitation of the Company identified by the Committee, including but not limited to:
 – The continued run-off of the existing business of the Company under different assumed operating conditions,
 – ANIC’s ability to exit rehabilitation early and resume selling new LTC insurance in the market today or in the future,
 – The sale or transfer of the Company’s business, in whole or in part, to a third party entity using a number of transaction alternatives or structures,
 – The ability to raise financing from a third party to restore the Company’s surplus to appropriate levels and allow the Company to re-commence selling new policies, and
• Signal Hill’s present engagement is limited to providing the Rehabilitation Plan
 Recommendation Report and potentially further review of the rehabilitation alternatives in preparation for the filing of a formal plan of rehabilitation.
Description of Signal Hill Engagement/Assignment (continued)

CONFIDENTIAL
Procedures completed to date
• In connection with Signal Hill’s role as advisor to Cozen, and in evaluating rehabilitation alternatives, Signal Hill has reviewed certain financial, actuarial, operating, and other information concerning the Company and its affiliates, as well as certain internal analyses and other information furnished to Signal Hill by the Company and its advisors.
• On February 2, 2009, Signal Hill initiated its review of documents related to the Company.
• Signal Hill has requested and reviewed selected documents, including but not limited to, historical GAAP (to the extent available) and Statutory financial statements (2001-2008), selected data relating to the strategic and financing alternatives process conducted in 2008, the FBR Confidential Information Memorandum regarding the Company prepared by Friedman
 Billings Ramsey & Co., Inc. (“FBR”), FBR reports to PTAC’s Board relating to updates on the alternatives process, as well as the Projections related to the Company prepared by Milliman, additional actuarial analyses, certain documents and internal analyses related to the
 Company, and documents in the Company’s data room established for interested parties in the strategic and financing alternatives process.
Description of Signal Hill Engagement/Assignment (continued)

CONFIDENTIAL
• In addition to the Company’s management, with the consent of Cozen, Signal Hill has had discussions with, as deemed necessary, the following:
 – Selected members of the Rehabilitator’s staff,
 – The Committee, including Company management,
 – Milliman, and
 – PTAC’s financial advisor/investment banker
• Since February 6, 2009, Signal Hill has attended weekly Committee meetings to discuss a number of topics relating to PTNA and ANIC, including but not limited to, accounting, finance, investment, actuarial analyses, tax, legal, operations, customer service, human resources and information technology.
• Signal Hill, along with the Committee, met on February 27, 2009, with representatives of the
 Potential Purchaser to review their revised proposal.
• Signal Hill will continue to attend Committee meetings and perform additional due diligence and review additional documents as deemed necessary and as requested by Cozen and/or the
 Rehabilitator.
Description of Signal Hill Engagement/Assignment (continued)

CONFIDENTIAL
4. Summary Financial Projections and Surplus Breakeven

CONFIDENTIAL
• At this time, PTAC and the Company do not prepare GAAP financials and Milliman prepares statutory projections on behalf of the Company.
• In order to depict what the Company’s results might be in run-off under a rehabilitation scenario, the Projections prepared by Milliman provide illustrations of the Company’s projected performance under varying assumptions.
• The final dimensions and scope of any expense reductions and/or premium rate increases have not been fully developed, nor have any plans regarding potential rate increases been aired with any jurisdiction with significant numbers of possibly affected consumers; but,
 Milliman has considered certain reductions in expenses, including general expenses and agents’ commissions, and certain premium rate increases in its projections.
• The results of these projections have also not been fully tested for the impacts of various uncontrollable events, such as changes in lapse or termination rates, accelerated claims incidence rates, etc.
• While PTNA and ANIC are both starting out in rehabilitation because of the common management of the business and the common issues that need to be addressed while in rehabilitation, it is entirely possible that ANIC will be in a position to exit rehabilitation sooner than PTNA based on the composition of its book of business and its current positive surplus position.
Summary Financial Projections

CONFIDENTIAL
(1) The scenarios depict different levels of
premium rate increases to offset the
claims related to the OldCo business. In
all scenarios, significant reductions in
operating expenses including overhead
and commission reductions are assumed.
Source: Milliman - Surplus Projections
Related to Rehabilitation of: Penn Treaty
Network America Insurance Company &
American Network Insurance Company
as of December 31, 2008. For a full copy
of Milliman’s report, see Appendix A.
Summary Financial Projections (continued)

CONFIDENTIAL
• The Scenarios modeled are:
Routine Method
• This scenario represents the normal process of filing for future premium rate increases. It assumes that PTNA and ANIC continue to pursue rate increases along traditional channels,
 i.e., filings on a state-by-state basis. Because of state imposed limitations this is expected to result in a slow approval process. Cumulative future rate increases of 38.8% will be filed for and are expected to be achieved between 2010 and 2020 on Penn Treaty’s OldCo business.
 This is in addition to 2009 rate increases which are estimated to be 11.8%, some of which have already been approved.
Immediate Implementation
• In this scenario, Milliman has assumed that rate increases, in aggregate of 42.3% are implemented nationally on Penn Treaty’s OldCo business on January 1, 2010. This is in addition to 11.8% expected during 2009, some of which are already approved. Some level of rate increases would be applied to all of the OldCo business. The amount of increase would vary by company, plan, state, benefits or other characteristics. This scenario illustrates the impact of implementing rate increases quickly.
Summary Financial Projections (continued)

CONFIDENTIAL
3 Year Implementation
• This scenario is similar to the Immediate Implementation scenario, except Milliman has assumed that 33.3% of rate increases necessary to reach the immediate level are implemented over each of years 2010-2012. That is, the rate increases are 12.5% in each of
 2010, 2011, and 2012. This scenario illustrates the impact of implementing rate increases more quickly than is routinely expected, while imposing some limits on the annual levels.
• The second and third scenarios were developed to illustrate shorter time periods in which the surplus position would improve and the companies could emerge from rehabilitation.
• Milliman notes that all but the first scenario would require that premium rate increases are implemented in an expedited fashion. It is expected that coordination and collaboration among all of the jurisdictions would be necessary to recognize the need for and to implement the rate increases to allow the Company to emerge from rehabilitation.
• Details of assumed rate increases - by projection year and policy form - are provided in
 Section III of the Projections. The timing for the Routine Method and the detailed increase percentages by policy form are still preliminary.
Summary Financial Projections (continued)

2009	2010	2011	2012	2013
Earned Premium	238,120,193	224,239,097	208,904,885	195,516,214	182,543,585
Net Investment Income	48,753,543	54,954,422	60,325,745	63,636,789	66,568,553
Net Investment Earnings Rate	5.19%	5.43%	5.68%	5.78%	5.90%
Total Income	286,873,736	279,193,519	269,230,630	259,153,003	249,112,139
Total Incurred Claims	198,518,853	206,224,242	200,758,953	193,210,631	188,217,884
Total Expenses	53,039,150	30,699,164	28,499,961	26,638,542	24,962,481
Change Addl Reserves	38,707,596	42,592,382	38,255,908	31,480,293	23,732,926
Total Disbursements	290,265,598	279,515,788	267,514,822	251,329,466	236,913,292
Incurred Loss Ratio	82.59%	91.55%	95.87%	98.74%	103.32%
Expenses / Earned Premium	19.65%	11.10%	11.05%	11.04%	11.09%
Pre-tax Profit	-3,391,862	-322,268	1,715,808	7,823,536	12,198,846
Change in IMR	0	0	0	0	0
Capital Gains	29,518	8,540	3,255	732	-594
Federal Income Tax	993,472	0	0	23,731	53,615
Reported After-tax Profit	-4,355,816	-313,728	1,719,064	7,800,538	12,144,637

Ending Reserves	2009	2010	2011	2012	2013
Claim Reserve	450,279,242	482,845,929	491,647,335	487,407,411	478,284,172
Unearned Premium Reserve	58,655,643	54,479,426	50,903,621	47,659,694	44,345,266
Stat Additional Reserve	734,714,888	777,307,270	815,563,178	847,043,471	870,776,397
Ceded Reserves	0	0	0	0	0
Total Statutory Reserve	1,243,649,773	1,314,632,625	1,358,114,134	1,382,110,575	1,393,405,836
Other Balances					
Units Inforce	12,409,791	11,378,237	10,447,472	9,605,895	8,832,634
Annualized Premium Inforce	234,976,971	218,344,576	204,111,820	191,186,667	177,995,171
Tax Additional Reserve	643,164,042	681,753,113	716,026,067	743,667,915	763,688,856
Surplus	-226,125,560	-222,926,129	-217,726,701	-205,960,907	-189,373,667
ACL Risk Based Capital	35,207,883	33,793,351	32,488,726	31,842,942	31,089,145
RBC Ratio	**-642%**	**-660%**	**-670%**	**-647%**	**-609%**

Signal Hill

CONFIDENTIAL
Under this scenario:
Earnings turn positive in
2011
Surplus turns positive in
2020
The RBC ratio exceeds
200% in 2022
Source: Milliman - Surplus
Projections Related to
Rehabilitation of: Penn Treaty
Network America Insurance
Company & American Network
Insurance Company as of
December 31, 2008
PTNA Summary Financial Projections - Routine Scenario

2009	2010	2011	2012	2013
Earned Premium	238,120,193	285,715,333	255,831,225	232,287,693	210,932,571
Net Investment Income	48,753,501	56,657,166	65,028,057	70,787,340	75,819,488
Net Investment Earnings Rate	5.19%	5.39%	5.64%	5.75%	5.88%
Total Income	286,873,693	342,372,499	320,859,282	303,075,033	286,752,059
Total Incurred Claims	197,616,474	211,155,444	207,395,824	199,197,005	193,431,288
Total Expenses	53,039,150	32,269,048	29,538,840	27,443,109	25,578,639
Change Addl Reserves	38,707,596	10,214,545	42,226,463	35,391,324	27,023,205
Total Disbursements	289,363,220	253,639,037	279,161,126	262,031,439	246,033,132
Incurred Loss Ratio	82.19%	72.48%	79.85%	84.75%	91.09%
Expenses / Earned Premium	19.65%	8.57%	8.98%	9.24%	9.56%
Pre-tax Profit	-2,489,526	88,733,462	41,698,155	41,043,595	40,718,927
Change in IMR	0	0	0	0	0
Capital Gains	29,518	10,053	1,796	-23	-840
Federal Income Tax	993,472	623,718	275,814	267,014	305,273
Reported After-tax Profit	-3,453,480	88,119,797	41,424,137	40,776,558	40,412,815

Ending Reserves	2009	2010	2011	2012	2013
Claim Reserve	449,368,010	482,134,284	494,768,555	492,299,984	483,515,248
Unearned Premium Reserve	58,655,643	68,249,390	61,831,933	56,107,580	50,884,752
Stat Additional Reserve	734,714,888	744,929,433	787,155,896	822,547,220	849,570,425
Ceded Reserves	0	0	0	0	0
Total Statutory Reserve	1,242,738,541	1,295,313,107	1,343,756,383	1,370,954,784	1,383,970,424
Other Balances					
Units Inforce	12,409,791	11,145,294	10,253,414	9,445,737	8,699,202
Annualized Premium Inforce	234,976,971	273,630,503	247,985,456	225,097,040	204,240,887
Tax Additional Reserve	643,164,042	651,436,823	689,569,444	720,998,560	744,210,686
Surplus	-225,224,200	-124,997,187	-76,457,402	-28,519,527	19,172,208
ACL Risk Based Capital	35,136,508	35,469,626	33,419,021	33,035,321	32,095,279
RBC Ratio	**-641%**	**-352%**	**-229%**	**-86%**	**60%**

Signal Hill

CONFIDENTIAL
Source: Milliman - Surplus
Projections Related to
Rehabilitation of: Penn Treaty
Network America Insurance
Company & American Network
Insurance Company as of
December 31, 2008
Under this scenario:
Earnings turn positive in
2010
Surplus turns positive in
2013
The RBC ratio exceeds
200% in 2015
PTNA Summary Financial Projections - Immediate Implementation

2009	2010	2011	2012	2013
Earned Premium	238,120,193	239,588,766	236,397,320	234,063,426	211,647,575
Net Investment Income	48,753,532	55,399,447	61,859,328	67,028,590	72,060,250
Net Investment Earnings Rate	5.19%	5.42%	5.66%	5.75%	5.88%
Total Income	286,873,724	294,988,213	298,256,649	301,092,016	283,707,825
Total Incurred Claims	198,270,939	207,756,038	203,960,725	198,492,858	193,845,739
Total Expenses	53,039,150	31,086,102	29,185,133	27,597,875	25,654,880
Change Addl Reserves	38,707,596	35,172,192	31,171,814	23,882,192	27,154,604
Total Disbursements	290,017,684	274,014,331	264,317,672	249,972,925	246,655,223
Incurred Loss Ratio	82.48%	86.02%	85.43%	83.75%	90.97%
Expenses / Earned Premium	19.65%	10.35%	9.72%	9.16%	9.55%
Pre-tax Profit	-3,143,960	20,973,882	33,938,977	51,119,091	37,052,602
Change in IMR	0	0	0	0	0
Capital Gains	29,518	9,145	2,762	-53	-918
Federal Income Tax	993,472	133,042	213,759	339,437	236,345
Reported After-tax Profit	-4,107,913	20,849,984	33,727,980	50,779,602	36,815,338

Ending Reserves	2009	2010	2011	2012	2013
Claim Reserve	450,028,957	482,720,628	492,590,820	490,053,810	482,935,275
Unearned Premium Reserve	58,655,643	57,648,564	56,891,340	56,294,934	51,055,838
Stat Additional Reserve	734,714,888	769,887,080	801,058,894	824,941,086	852,095,690
Ceded Reserves	0	0	0	0	0
Total Statutory Reserve	1,243,399,488	1,310,256,272	1,350,541,054	1,371,289,831	1,386,086,803
Other Balances					
Units Inforce	12,409,791	11,323,878	10,352,329	9,473,074	8,724,514
Annualized Premium Inforce	234,976,971	231,063,878	228,146,468	225,850,163	204,928,619
Tax Additional Reserve	643,164,042	674,807,253	702,485,526	723,130,556	746,460,522
Surplus	-225,878,290	-199,763,995	-159,339,797	-100,023,535	-56,153,877
ACL Risk Based Capital	35,188,227	34,201,380	33,724,216	33,510,544	31,951,453
RBC Ratio	**-642%**	**-584%**	**-472%**	**-298%**	**-176%**

Signal Hill

CONFIDENTIAL
Under this scenario:
Earnings turn positive in
2010
Surplus turns positive in
2015
The RBC ratio exceeds
200% in 2016
Source: Milliman - Surplus
Projections Related to
Rehabilitation of: Penn Treaty
Network America Insurance
Company & American Network
Insurance Company as of
December 31, 2008
PTNA Summary Financial Projections - 3 Year Implementation

2009	2010	2011	2012	2013
Earned Premium	22,056,086	21,048,479	19,740,034	18,538,500	17,459,178
Net Investment Income	5,593,786	6,473,841	7,473,055	8,249,590	9,176,798
Net Investment Earnings Rate	5.12%	5.49%	5.84%	6.03%	6.31%
Total Income	27,649,872	27,522,321	27,213,089	26,788,090	26,635,976
Total Incurred Claims	14,080,715	13,546,901	13,476,428	13,847,710	14,104,846
Total Expenses	4,976,028	2,405,062	2,279,161	2,178,304	2,088,078
Change Addl Reserves	7,611,968	7,347,802	7,348,856	6,060,013	5,034,373
Total Disbursements	26,668,710	23,299,766	23,104,445	22,086,027	21,227,297
Incurred Loss Ratio	62.59%	63.06%	67.06%	73.71%	80.02%
Expenses / Earned Premium	20.57%	9.43%	9.56%	9.76%	9.97%
Pre-tax Profit	981,162	4,222,555	4,108,644	4,702,063	5,408,679
Change in IMR	0	0	0	0	0
Capital Gains	0	0	0	0	0
Federal Income Tax	593,869	1,418,153	1,410,948	1,595,202	1,820,489
Reported After-tax Profit	387,294	2,804,402	2,697,696	3,106,861	3,588,191

Ending Reserves	2009	2010	2011	2012	2013
Claim Reserve	27,412,420	27,223,140	27,114,348	27,162,624	27,341,105
Unearned Premium Reserve	5,380,551	5,164,825	4,816,223	4,534,630	4,272,275
Stat Additional Reserve	88,524,435	95,872,237	103,221,093	109,281,107	114,315,480
Ceded Reserves	0	0	0	0	0
Total Statutory Reserve	121,317,406	128,260,203	135,151,665	140,978,361	145,928,860
Other Balances					
Units Inforce	1,344,645	1,250,013	1,170,029	1,095,475	1,025,155
Annualized Premium Inforce	21,497,955	20,563,061	19,196,523	18,085,075	17,023,520
Tax Additional Reserve	78,017,202	84,971,541	91,873,876	97,506,180	102,151,082
Surplus	5,829,178	9,342,337	12,822,702	16,787,957	21,230,560
ACL Risk Based Capital	6,726,920	4,590,046	3,806,369	3,742,960	3,717,145
RBC Ratio	**87%**	**204%**	**337%**	**449%**	**571%**

Signal Hill

CONFIDENTIAL
Under this scenario:
Earnings remain positive
Surplus is always
positive
The RBC ratio exceeds
200% in 2010
Source: Milliman - Surplus
Projections Related to
Rehabilitation of: Penn Treaty
Network America Insurance
Company & American Network
Insurance Company as of
December 31, 2008
ANIC Summary Financial Projections - Routine Scenario

2009	2010	2011	2012	2013
Earned Premium	22,055,025	28,267,672	25,865,670	23,815,122	21,907,655
Net Investment Income	5,593,777	6,695,377	7,821,953	8,809,756	9,962,214
Net Investment Earnings Rate	5.12%	5.44%	5.81%	5.99%	6.29%
Total Income	27,648,802	34,963,049	33,687,623	32,624,878	31,869,869
Total Incurred Claims	14,080,009	13,810,438	14,041,336	14,347,082	14,552,927
Total Expenses	4,976,015	2,535,559	2,373,364	2,257,991	2,154,863
Change Addl Reserves	7,613,150	1,119,916	7,434,484	6,292,497	5,307,123
Total Disbursements	26,669,175	17,465,914	23,849,183	22,897,570	22,014,913
Incurred Loss Ratio	62.59%	46.81%	52.37%	58.53%	64.95%
Expenses / Earned Premium	20.57%	6.82%	7.20%	7.50%	7.86%
Pre-tax Profit	979,627	17,497,135	9,838,440	9,727,308	9,854,956
Change in IMR	0	-43,377	28,918	14,459	0
Capital Gains	0	111,223	0	0	0
Federal Income Tax	593,310	6,166,521	3,534,377	3,438,845	3,430,448
Reported After-tax Profit	386,317	11,398,460	6,332,980	6,302,922	6,424,507

Ending Reserves	2009	2010	2011	2012	2013
Claim Reserve	27,412,449	27,078,238	27,209,225	27,400,485	27,647,701
Unearned Premium Reserve	5,380,022	7,101,160	6,514,975	5,975,733	5,483,882
Stat Additional Reserve	88,525,618	89,645,534	97,080,017	103,372,514	108,679,638
Ceded Reserves	0	0	0	0	0
Total Statutory Reserve	121,318,088	123,824,932	130,804,218	136,748,733	141,811,221
Other Balances					
Units Inforce	1,344,661	1,207,434	1,131,259	1,060,795	994,253
Annualized Premium Inforce	21,496,117	27,289,250	25,097,427	23,090,991	21,232,241
Tax Additional Reserve	78,018,328	79,206,243	86,200,025	92,061,441	96,972,072
Surplus	5,828,202	17,935,419	25,051,067	32,212,384	39,491,304
ACL Risk Based Capital	6,726,850	5,004,640	4,074,997	4,064,073	3,988,107
RBC Ratio	**87%**	**358%**	**615%**	**793%**	**990%**

Signal Hill

CONFIDENTIAL
Under this scenario:
Earnings remain positive
Surplus is always
positive
The RBC ratio exceeds
200% in 2010
Source: Milliman - Surplus
Projections Related to
Rehabilitation of: Penn Treaty
Network America Insurance
Company & American Network
Insurance Company as of
December 31, 2008
ANIC Summary Financial Projections - Immediate Implementation

2009	2010	2011	2012	2013
Earned Premium	22,055,025	22,633,368	23,251,337	24,082,788	22,131,853
Net Investment Income	5,593,780	6,519,762	7,594,380	8,530,425	9,645,669
Net Investment Earnings Rate	5.12%	5.47%	5.81%	5.98%	6.27%
Total Income	27,648,805	29,153,130	30,845,717	32,613,213	31,777,521
Total Incurred Claims	14,079,483	13,618,385	13,732,293	14,323,704	14,672,246
Total Expenses	4,976,015	2,433,384	2,347,013	2,284,145	2,173,580
Change Addl Reserves	7,613,150	6,157,383	5,626,208	4,138,320	5,379,945
Total Disbursements	26,668,649	22,209,152	21,705,513	20,746,169	22,225,771
Incurred Loss Ratio	62.58%	58.68%	57.42%	57.77%	64.82%
Expenses / Earned Premium	20.57%	8.71%	8.05%	7.44%	7.84%
Pre-tax Profit	980,156	6,943,978	9,140,203	11,867,044	9,551,750
Change in IMR	0	0	0	0	0
Capital Gains	0	0	0	0	0
Federal Income Tax	593,495	2,388,424	3,226,654	4,188,778	3,351,843
Reported After-tax Profit	386,661	4,555,554	5,913,549	7,678,266	6,199,907

Ending Reserves	2009	2010	2011	2012	2013
Claim Reserve	27,412,449	27,197,724	27,143,486	27,323,198	27,714,415
Unearned Premium Reserve	5,380,022	5,540,840	5,774,430	6,042,974	5,546,138
Stat Additional Reserve	88,525,618	94,683,001	100,309,209	104,447,529	109,827,474
Ceded Reserves	0	0	0	0	0
Total Statutory Reserve	121,318,088	127,421,565	133,227,124	137,813,701	143,088,027
Other Balances					
Units Inforce	1,344,661	1,241,938	1,153,235	1,070,286	1,003,207
Annualized Premium Inforce	21,496,117	21,869,214	22,525,017	23,324,562	21,448,500
Tax Additional Reserve	78,018,328	83,868,978	89,163,989	93,010,213	97,988,557
Surplus	5,828,545	11,092,857	17,789,074	26,325,734	33,380,054
ACL Risk Based Capital	6,726,850	4,681,584	4,124,860	4,184,848	3,969,843
RBC Ratio	**87%**	**237%**	**431%**	**629%**	**841%**

Signal Hill

CONFIDENTIAL
Under this scenario:
Earnings remain positive
Surplus is always
positive
The RBC ratio exceeds
200% in 2010
Source: Milliman - Surplus
Projections Related to
Rehabilitation of: Penn Treaty
Network America Insurance
Company & American Network
Insurance Company as of
December 31, 2008
ANIC Summary Financial Projections - 3 Year Implementation

CONFIDENTIAL
5. Background Considerations for Rehabilitation
 Alternatives

CONFIDENTIAL
Mandate
• Signal Hill’s mandate is to examine PTNA and ANIC, to determine if rehabilitation is feasible for each company and prepare a recommendation for the Rehabilitator as to how to proceed, based on the potential rehabilitation alternatives, in a manner that is in the best interests of the policyholders of PTNA and ANIC.
Background for Review
• Given (a) the Company’s recent financial performance, (b) a review of certain operating measures that might be taken while in rehabilitation, and (c) the recent process to seek strategic and financing alternatives for all or a portion of the Company’s business, Signal Hill considered not only whether a rehabilitation is feasible, but also what alternatives might exist to:
 – Maximize the future operating results of the business and under what conditions,
 – Maximize the number of realistic outcomes as it relates to the disposition or sale of portions or all of the business out of the rehabilitation, or ending the rehabilitation completely,
 – Maximize the potential to attract as many interested bidders as possible for some or all of the Company in the future, and
 – Optimize the policyholders’ contractual interests in the rehabilitation by improving the likelihood of 100% payment of covered benefits.
Background Considerations for the Rehabilitation Alternatives

CONFIDENTIAL
• Signal Hill was asked to consider a comprehensive list of rehabilitation plan alternatives that was developed by the Committee prior to Signal Hill’s engagement.
• In conducting our review, there were a number of considerations that emerged during the course of our work that impacted our deliberations. These considerations shaped the review and analyses of alternatives. These considerations also assisted in determining which alternatives might result in a successful rehabilitation, including how, in rehabilitation, to restore the operating performance and surplus of the business, the likelihood of success, the time period in which surplus would be restored while at the same time optimizing policyholders’
 contract interests through full payment of benefits. Some of these considerations include:
Background Considerations (continued)

CONFIDENTIAL
Pennsylvania Insurer Receivership Statute: the Pennsylvania Insurer Receivership Statute
 governs the selection and implementation of the plan of rehabilitation for the Company.
• The Insurer Receivership Statute conveys broad powers and discretion on the Commissioner, as Rehabilitator, to “prepare a plan for the reorganization, consolidation, conversion, reinsurance, merger or other transformation of the insurer.” (§ 221.16) Signal Hill also noted a number of precedent decisions in the Court that supported the Rehabilitator's powers and discretion exercised in formulating a plan of rehabilitation.
• The Insurer Receivership Statute also provides for notice of and a hearing when the
 Rehabilitator’s selected plan is submitted to the Court for approval. Creditors and policyholders may object and argue for changes or modifications to the plan. Following the hearing, the Court may “approve or disapprove the plan proposed, or may modify it and approve it as modified.” (§ 221.16) This provides checks and balances on the Rehabilitator and encourages the Rehabilitator to propose a workable, reasonable, and “fair” plan.
Background Considerations (continued)

CONFIDENTIAL
• Contrary to the Insurer Receivership Statute, outside of rehabilitation, any transaction involving a fundamental corporate change requires shareholder approval as well as the approval of the
 PID through a Form A filing. Fundamental corporate change transactions could include, but not be limited to, the sale of substantially all of the assets of a company, a merger, or voluntary dissolution.
• For the purposes of this report, Cozen and the PID have authorized Signal Hill to assume that while in rehabilitation, the approval of PTAC’s shareholders is not required for fundamental corporate changes that may be proposed, approved and implemented through a plan of rehabilitation under the Insurer Receivership Statute. If a shareholder vote were required,
 Signal Hill’s recommendations could change.
Background Considerations (continued)

CONFIDENTIAL
PTAC’s 2008 Strategic and Financing Alternatives Process
• Signal Hill has reviewed the experience and outcomes of PTAC’s strategic and financing alternatives process in 2008 initiated prior to entering rehabilitation.
• From that process, we draw several conclusions:
 – Because of the shortened time line of the process due to the Company’s announcement that it would enter rehabilitation if it was unable to obtain financial relief by January 1, 2009, and PTAC’s entering into a letter of intent on December 15, 2008 -
 ▪ Few parties were willing to bid for NewCo without close examination of the business,
 ▪ No party was willing to bid on the OldCo business,
 ▪ No party was willing to bid on the entire company,
 ▪ No party was willing to bid on PTNA or ANIC if either included OldCo business,
 and
 ▪ An acceptable transaction was unlikely to surface because potential parties were not going to make a reasonable bid due to:
 • Needed premium rate increases on OldCo versus the then approved rate increases,
 • Projected versus actual expenses,
 • The need to reduce actual expenses,
 • The bidders’ cost of capital being significantly higher than the business while in rehabilitation, and
 • The deteriorating state of financial markets, generally.
Background Considerations (continued)

CONFIDENTIAL
 – The sale of NewCo along with only ANIC reduces the number of policyholders in rehabilitation by 24.8% but removes the primary profit engine of the business to restore surplus.
 – Potential parties remain interested and perhaps may eventually be more interested due to the possible benefits of rehabilitation to the profitability of the business.
 – Therefore, after some period of operating the business in rehabilitation and achieving some or all of the benefits of rehabilitation, the Company’s LTC business should have greater appeal to some buyers than it does today.
Review of the Projections
• Signal Hill has conducted a preliminary review of the Projections prepared by Milliman and held discussions with management and Milliman about the underlying assumptions and analytical results.
• As of today, it appears that neither PTNA nor ANIC would operate successfully so long as
 OldCo is on the books and expenses are running at current levels.
• It is not clear yet that NewCo will be profitable in the long run, although early signs are positive in the form of lower claims incidence rates relative to the OldCo business. NewCo lacks sufficient claims experience to attach a high degree of certainty to the profitability of that business.
Background Considerations (continued)

CONFIDENTIAL
• Material changes are needed to the business to restore it to profitability
 – Rate increases on OldCo business, especially in major states:
 – Significant operating expense reductions in all areas
 – Continued progress on claims adjudication improvement
Rehabilitator’s Perspective
• Signal Hill has assumed that it is the Rehabilitator’s and the PID’s intent to do what is in the best interests of the policyholders and to devise a plan of rehabilitation that would result in a restoration of the business’ operating results and statutory surplus and lead to a sale or a disposition of the business to accelerate or bring an end to the rehabilitation. Therefore, any plan or potential alternative that does not demonstrate a high likelihood of ending rehabilitation for the Company, in whole or in part, is not going to be deemed credible and, therefore, is not likely to receive much consideration.
PTNA
Florida
Pennsylvania
Virginia
Texas
ANIC
New Jersey
Virginia
Connecticut
Kansas
Background Considerations (continued)

CONFIDENTIAL
6. Overview of the Life & Health Guaranty Associations

CONFIDENTIAL
• Life and health insurance guaranty associations are organized under state law to provide certain protections to state residents who own or are beneficiaries of policies issued by a life or health insurance company that has been ordered liquidated by a court. All 50 states, the
 District of Columbia, and Puerto Rico have life and health insurance guaranty associations. All insurance companies (with limited exceptions) licensed to write life and health insurance or annuities in a state are, by law, members of the state’s guaranty association.
• Insurance companies that experience severe financial difficulties are taken over by the insurance department of the state in which they are based, and that state’s commissioner becomes the “receiver.” If the company is determined to be insolvent, it may be liquidated.
 When a liquidation is ordered by a court, state guaranty associations work with the receiver to pay covered claims directly or transfer the policies to a financially sound insurance company.
• If an insurance company goes into liquidation, policyholders will be notified by the insurance department that has taken control of the company and/or by the policyholder’s respective state guaranty association.
• Guaranty associations then work together to coordinate a comprehensive plan that provides protection for the failed insurer’s policyholders that may include identifying another insurer to take over the policies or, alternatively, the guaranty associations may continue the insurer’s policies or issue replacement policies.
Source: National Organization of Life & Health Insurance Guaranty Associations
Overview of the Life & Health Guaranty Associations

CONFIDENTIAL
• Guaranty associations, in conjunction with the receiver, may be able to negotiate a transfer of a company’s policies, including some or all of the portions above guaranty association benefit limits to a financially sound insurer.
• State guaranty associations have maximum benefit limits that are established by state law and can vary from state to state, as detailed on the next page.
• If a guaranty association administers the claim and reaches its benefit limit, the value in excess of that limit may be submitted as a policyholder-level claim against the estate of the failed insurance company, and the contract holder may receive distributions as the company’s assets are liquidated by the receiver.
Source: National Organization of Life & Health Insurance Guaranty Associations
Overview of the Life & Health Guaranty Associations (continued)

Limit	States	# of States / Territories
$100,000	Washington DC, Hawaii, Kansas, Kentucky, Louisiana, Massachusetts, Missouri, New Hampshire, North Dakota, Ohio, Oregon, Puerto Rico, Tennessee, West Virginia, Wyoming	15
$200,000	California[1], Texas	2
$300,000	Alabama, Alaska, Arizona, Arkansas, Colorado, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Maine, Maryland, Michigan, Minnesota[2], Mississippi, Montana, Nebraska, Nevada, New Mexico, North Carolina, Oklahoma, Pennsylvania, Rhode Island, South Carolina, South Dakota, Vermont, Virginia, Wisconsin, NAIC Model 2008 Draft	30
$500,000	Connecticut, Nebraska, Washington	3
Contract Limit (100% Coverage)	Utah	1
No Limit	New Jersey	1

Signal Hill

CONFIDENTIAL
• The table below depicts the NOLHGA benefit limits for LTC policies:
Source: National Organization of Life & Health Insurance Guaranty Associations
(1) Includes a CPI inflator dating from 1991; Limited to 80% of contract
(2) $390,000 limit adjusted for inflation
Overview of NOLHGA

PTNA - Top 5 States		ANIC - Top 5 States	
Arizona	$300,000	New Jersey	Unlimited
California[1]	$200,000	Virginia	$300,000
Florida	$300,000	Connecticut	$500,000
Pennsylvania	$300,000	Kansas	$100,000
Virginia	$300,000	Colorado	$300,000

Signal Hill

CONFIDENTIAL
• These states represent $698.2M of $1,183.8M of reserves, or 59%, for PTNA and $110.8M of
 $116.1M of reserves, or 95.4%, for ANIC. That is 62.2% of overall reserves in these states.
Source: National Organization of Life & Health Insurance Guaranty Associations
(1) Includes a CPI inflator dating from 1991; Limited to 80% of contract
Overview of NOLHGA (continued)

State	Limit
NAIC Model - Current	$500,000
NAIC Model - 2008 Draft	$300,000
Alabama	$300,000
Alaska	$300,000
Arizona	$300,000
Arkansas	$300,000
California[1]	$200,000
Colorado	$300,000
Connecticut	$500,000
Delaware	$300,000
Washington DC	$100,000
Florida	$300,000
Georgia	$300,000
Hawaii	$100,000
Idaho	$300,000
Illinois	$300,000
Indiana	$300,000
Iowa	$300,000
Kansas	$100,000
Kentucky	$100,000
Louisiana	$100,000
Maine	$300,000
Maryland	$300,000
Massachusetts	$100,000
Michigan	$300,000
Minnesota[2]	$300,000
Mississippi	$300,000

Signal Hill

CONFIDENTIAL
Source: National Organization of Life &
Health Insurance Guaranty
Associations
(1) Includes a CPI inflator dating from
1991; Limited to 80% of contract
(2) $390,000 limit adjusted for inflation
Overview of NOLHGA (continued)

State	Limit
Missouri	$100,000
Montana	$300,000
Nebraska	$500,000
Nevada	$300,000
New Hampshire	$100,000
New Jersey	No Limit
New Mexico	$300,000
New York	No Health Guaranty Coverage
North Carolina	$300,000
North Dakota	$100,000
Ohio	$100,000
Oklahoma	$300,000
Oregon	$100,000
Pennsylvania	$300,000
Puerto Rico	$100,000
Rhode Island	$300,000
South Carolina	$300,000
South Dakota	$300,000
Tennessee	$100,000
Texas	$200,000
Utah	Contract Limit (100% Coverage)
Vermont	$300,000
Virginia	$300,000
Washington	$500,000
West Virginia	$100,000
Wisconsin	$300,000
Wyoming	$100,000

Signal Hill

CONFIDENTIAL
Source: National Organization of Life &
Health Insurance Guaranty
Associations
Overview of NOLHGA (continued)

CONFIDENTIAL
7. Review of Rehabilitation Plan Alternatives

CONFIDENTIAL
• In early Committee meetings, the Committee developed a list of possible alternatives for the business, in whole or in part, while the Company is in rehabilitation. Some alternatives call for a run-off of the business, others for the potential future resumption of new business, (though that is now likely to be very difficult with the termination of the marketing and underwriting staff), while others result in a divestiture of some or all of the business.
• Common objectives in all of the alternatives considered are (i) an aggressive expense reduction effort including the reduction of the Company’s operating expenses by additional headcount reductions or by retaining an outsourced third party administrator (“TPA”) to manage the run-off of the business on a fee for service basis as well as the reduction or elimination of agents’ commissions and (ii) the implementation of equitable higher premium rates on the OldCo business that are the result of a consensus achieved by the Rehabilitator with other affected constituencies. Versions of these objectives are embodied in the first two alternatives below and are the underpinning for all of the other alternatives.
Review of Rehabilitation Plan Alternatives

CONFIDENTIAL
• We also believe that it is possible to create a plan of rehabilitation that has points of assessment whereby the progress of the rehabilitation can be measured, and should the
 Company not achieve a targeted level of progress by a specific date or dates, then the
 Rehabilitator can assess the status of the business and consider, with the Court’s approval, alternative courses of action for the Company. These check points can be annual, biennial or triennial and should be based on performance metrics relevant to the planned recovery of the business such as:
 – Targeted premium rate increases being approved and implemented,
 – Targeted expense reductions,
 – Earnings, and
 – Cumulated surplus.
• Not all of possible alternatives are likely or even desirable. Some are not feasible, while others may present viable alternatives in the future depending on the Company’s recovery.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
• The potential rehabilitation alternatives considered are:
 – The Company continues in run-off with the Rehabilitator seeking rate increases on a state by state basis, as needed, while reducing expenses as aggressively as possible.
 This is the Routine Scenario modeled by Milliman.
 – The Company continues in run-off with the Rehabilitator seeking and achieving consensus as to a nationwide solution regarding equitable rate increases and then implementing these rate increases while reducing expenses as aggressively as possible. This is modeled in two scenarios by Milliman, Immediate Implementation and
 3 Year Implementation.
 – PTNA sells ANIC, which is removed from rehabilitation, for a fair value, including AINIC, to PTAC or another third party. ANIC re-commences the sale of new LTC policies.
 PTNA remains in rehabilitation and in run-off. The operating infrastructure could remain with PTNA or be sold along with ANIC including a third party administration (“TPA”) fee for service relationship established between PTNA and ANIC.
 – Sale of the entire company, either PTAC or PTNA, including ANIC and AINIC as subsidiaries, to a third party.
 – The Company continues in run-off but the Rehabilitator places reinsurance for the business with a third party and this allows the Company to emerge from rehabilitation and possibly re-commences the sale of new business.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
 – Sell the NewCo business, ANIC (with AINIC), and possibly the infrastructure to a third party; PTNA remains in rehabilitation under the continuing supervision of the
 Rehabilitator and is administered by its employed staff or by the new owner or by a third party under a TPA arrangement on a fee for service basis.
 – Sell only OldCo policies to a third party in an assumption reinsurance transaction, most likely to a run-off specialist; ANIC, AINIC and operating infrastructure remain with the
 NewCo business and can emerge from rehabilitation. OldCo may or may not be managed by ANIC on a TPA basis. Once all third party non-policyholder liabilities have been paid/settled at PTNA and ANIC, the NewCo business and operating infrastructure can then be returned to the control of management.
 – Sell either legal entity, PTNA or ANIC, with its existing OldCo and NewCo business to a third party. The operating infrastructure can remain with the entity in rehabilitation or go with the sold company. A TPA arrangement will be needed to manage the entity without the infrastructure.
 – Raise third party capital - debt or equity to recapitalize the business and possibly resume selling new LTC policies.
 – Sell the operating infrastructure to a third party which would operate a TPA to manage the Company on a TPA basis. The new owner may write new business for others.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
 – Form a strategic alliance where PTNA’s or ANIC’s NewCo product is sold on another insurance company’s paper with the Company performing all of the underwriting, claims and policy administration as a TPA for alliance partners. PTNA or ANIC might reinsure the business to provide capacity to the third party insurer. The Company’s business remains in run-off.
 – Establish a liquidating trust (after Senior Health Insurance Company of Pennsylvania)
 to run-off some or all of the business. The infrastructure may be retained to run-off the
 Company or TPA services could be purchased from a third party vendor.
 – Any combination of the above alternatives.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Additional Commentary:
• This is one of the primary alternatives under consideration. It reflects the “Routine Method” of seeking rate increases on the OldCo business. It has been modeled by Milliman based on assumptions provided by the Company management.
• While the current method of seeking rate increases has had past success, there have been delays in approvals decreasing the profitability of the business. Milliman’s projections suggest that securing the required rate increases over the next 10 years would make this alternative successful.
• In this scenario, PTNA’s business turn profitable in 2011, and the business achieves a zero or better surplus position in 2020 and exceeds 200% of RBC in 2022.
• The major advantages of this alternative are:
 – The Rehabilitator retains control over all the parts of the business,
 – The Rehabilitator can make decisions regarding the operation of the business and the future disposition of parts of the business as operating results develop,
The Company continues in run-off with the Rehabilitator seeking rate increases on a state by state basis, as needed, while reducing expenses as aggressively as possible.
This is the Routine Scenario modeled by Milliman.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
 – The Rehabilitator can put in place measurement points whereby, should the Company not achieve certain targeted levels of earnings or increase in surplus, then alternative courses of action can be considered for the Company with the Court’s approval, and
 – There are certain flexibilities the Company can offer policyholders as alternatives to premium rate increases such as reduced benefit levels in exchange for rejecting rate increases or non-forfeiture benefits should a policyholder wish to cease paying premiums.
• The major concerns with the implementation of this alternative are:
 –  Achieving the required rate increases, especially in selected states that have not granted sufficient or any rate increases historically, and
 – Achieving the required level of expense reductions to operate the run-off effectively and profitably.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Additional Commentary:
• This is another primary alternative under consideration. It reflects two different scenarios that have been modeled by Milliman, the first being an Immediate Implementation for OldCo rate increases with immediate implementation of all rate increases in all jurisdictions and for all policy types where needed and the second being a 3 Year Implementation for OldCo rate increases with a staged, three year implementation of the rate increases.
• This alternative contains some major differences relative to the “Routine Scenario” of seeking rate increases:
 – Any rate increase plan developed would be designed in consultation and collaboration with the other jurisdictions that have a significant number of consumers affected by the proposed increases,
 – Sensitive to the impact of any such rate increase on policyholders,
 – Equitable treatment for all policyholders, and
 – Achieves premium rate parity for all policyholders for equivalent policy benefits.
• These scenarios have a somewhat higher initial rate increases but allow the Company to rebuild surplus faster and exit rehabilitation sooner.
The Company continues in run-off with the Rehabilitator seeking and achieving consensus as to a nationwide solution regarding equitable rate increases and then implementing these rate increases while reducing expenses as aggressively as possible.
This is modeled in two scenarios by Milliman, Immediate Implementation and 3 Year
Implementation.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
• Under these two scenarios, PTNA is profitable, assuming attendant expense savings in the year in which the rates go into effect:
 – Immediate Implementation achieves a zero or better surplus level in 2013 and exceeds
 200% RBC in 2015.
 – Three Year implementation achieves a zero or better surplus position in 2015 and exceeds 200% RBC in 2016.
• In addition to benefits of the Routine Method, Immediate and 3 Year Implementation scenarios illustrate greater certainty as to achieving the required rate increases, presuming any comity among states, thereby making a successful end to rehabilitation more likely.
• The major concern of this alternative is whether the other states and the District of Columbia where rate increases will be requested will agree to this initiative.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Additional Comments:
• This alternative allows for the removal from rehabilitation of the Company entities that have positive surplus today.
• It also allows for the re-commencement of the sale of new business, though that opportunity is now limited with the termination of the marketing and underwriting department staffs.
• The benefits of this alternative include:
 – The early removal of policyholders, approximately 9.5% of all LTC policyholders, from rehabilitation,
 – The sale for fair value of ANIC and AINIC, which value could then be contributed to the estate for the rehabilitation of PTNA, and
 – The creation of an opportunity for the Company to sell new LTC policies again.
PTNA sells ANIC, which is removed from rehabilitation, for a fair value, with AINIC as its wholly-owned subsidiary, to PTAC or another third party. ANIC re-commences the sale of new LTC policies. PTNA remains in rehabilitation and in run-off. The operating infrastructure could remain with PTNA or be sold along with ANIC including a TPA fee for service relationship established between PTNA and ANIC.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
• The concerns of this alternative include:
 – The fair value for ANIC and AINIC will not be a large amount relative to the assets and surplus shortfall of PTNA
 – The sale of ANIC would include its OldCo business which needs significant rate increases. If those rate increases are not received then ANIC may not be interesting to acquirers and may experience operating difficulty in the future.
 – No bidder in the previous process had any interest in ANIC including its OldCo business. The only bid received was for ANIC with only the NewCo business.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Sale of the entire company, either PTAC or PTNA, including ANIC and AINIC as subsidiaries, to a third party.
Additional Comments:
• This transaction alternative was one sought by PTAC during the recently concluded strategic and financing alternatives process. There were no bidders for the entire Company that came forward.
• There may be several parties that might entertain the idea of purchasing all of the business, but that is likely to be only after the business benefited from rehabilitation.
• Any interest in the entire business is likely to take the form of a reinsurance transaction or the purchase of PTNA.
• The probabilities for this type of transaction happening appear low due to the magnitude of the issues with the OldCo business. It is an alternative to be considered depending on how the performance of the business progresses in rehabilitation.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
The Company continues in run-off but the Rehabilitator places reinsurance for the business with a third party and this allows the Company to emerge from rehabilitation and possibly re-commences the sale of new business.
Additional Comments:
• With the recent recapture of the Imagine treaties, the Company retained Besso Risk Solutions
 Limited (“Besso”), a London based reinsurance broker, to see if the Imagine treaties could be replaced with reinsurers, specifically for the OldCo business.
• It is the position of Besso as of February 2009, that based on the recent performance of the business,
 – No risk reinsurance is available on the OldCo business,
 – Surplus relief type reinsurance is not available, except on an exceptionally expensive basis due to the current dislocation in the financial markets and lower interest rates,
 and
 – There would not be sufficient assets available to support financial reinsurance and any reinsurer would require that the Company’s assets be transferred to the reinsurer.
• In order to qualify for reinsurance in the future, Besso concluded, “[potential reinsurers] must be convinced the Company will become a viable company at some point in the future...”
 Additionally, “[the Company] must seek and achieve sustained rate increases...”
• It is Besso’s view that this alternative is not a viable alternative at this time.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Sell the NewCo business, ANIC (with AINIC), and possibly the infrastructure to a third party; PTNA remains in rehabilitation under the continuing supervision of the
Rehabilitator and is administered by its employed staff or by the new owner or by a third party under a TPA arrangement on a fee for service basis.
Additional Comments:
• This alternative is essentially similar to the LOI received in December 2008 and revised in
 February 2009, although this proposal involved a new business element.
• Since that proposed transaction was not deemed acceptable, this alternative has a low probability of success today.
• This alternative should be revisited, however, as the rehabilitation progresses to see if it might generate sufficient value for what is viewed as the more profitable portion of the business.
• The advantages of this alternative include:
 – A significant decrease of policies in rehabilitation, approximately 24.8%,
 – Provide some cash value for the present value of NewCo’s future profits to be reinvested in the PTNA estate, and
 – Expenses for managing the PTNA run-off would benefit from any economies of scale achieved by the new owner’s ability to sell new business or manage other LTC blocks.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
• The challenges to this alternative include:
 – The NewCo business lacks sufficient experience and its future profitability is not assured,
 – The sales of new business may not reach a sufficient scale as to achieve a suitable scale of operations for efficiency, and
 – The TPA arrangement may not be on terms acceptable to the Rehabilitator.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Sell only OldCo policies to a third party in an assumption reinsurance transaction, most likely to a run-off specialist; ANIC, AINIC and operating infrastructure remain with the
NewCo business and can emerge from rehabilitation. OldCo may or may not be managed by ANIC on a TPA basis. Once all third party non-policyholder liabilities have been paid/settled at PTNA and ANIC, the NewCo business and operating infrastructure can then be returned to the control of management.
Additional Comments:
• Given the recent strategic and financing alternatives process, there were three potential run-off specialists that may not have had the opportunity to complete their respective reviews of the
 OldCo business.
• With the benefits of rate increases and reduced expenses, the OldCo business, after some time in rehabilitation, may have more appeal to a run-off specialist.
• The advantages of this alternative include:
 – A sale of OldCo to a run-off specialist would effectively remove the most troubled business from the rehabilitation and allow the Rehabilitator to sell the NewCo business to a third party for some value and conclude the rehabilitation,
 – All of the policyholders would be removed from the rehabilitation and the receivership would be concluded.
• The challenges of this alternative include:
 – Bids could come in for negative value, which, if greater than the value that might be received for NewCo and the infrastructure, would not be acceptable as the estate would end up in a deficit position,
 – Given the recent claims benefit experience, this alternative may not be viable.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Sell either legal entity, PTNA or ANIC, with its existing OldCo and NewCo business to a third party. The operating infrastructure can remain with the entity in rehabilitation or go with the sold company. A TPA arrangement will be needed to manage the entity without the infrastructure.
Additional Comments:
• This alternative would have been an acceptable outcome, price and terms depending, in the recent strategic and financial alternatives process, but no party wanted to bid for either company so long as either contained its OldCo business.
• While this may not be a viable alternative today, it may be once the business benefits from the rehabilitation.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Raise third party capital, debt or equity, to recapitalize the business and possibly re-
commence selling new LTC policies.
Additional Comments:
• Given that PTAC is not current with its SEC filings, this was not an option in the recent strategic and financing alternatives process.
• This is not an option today due to:
 – Financial market conditions,
 – The lack of growth in the business,
 – The poor performance of the in-force business over the last five years,
 – The Company is not in a financing position while in rehabilitation,
 – PTAC is not current with its SEC filings and has no plans to update its filings.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Sell the operating infrastructure to a third party which would operate a TPA to manage the Company on a TPA basis. The new owner may write new business for others.
Additional Comments:
• This alternative is not likely to generate much in the way of proceeds to put toward the estate, although there was some interest expressed including the letter of intent.
• The only payment for infrastructure included in the letter of intent was for depreciated book value of acquired hard assets.
• Interest in this alternative is likely to be reduced today because of the recent termination of the marketing and underwriting departments.
• While a TPA arrangement is not unacceptable to the Rehabilitator, generally, if the infrastructure is to be sold, it has to be for some value.
• Although it should not be dismissed completely, this is not likely to be a viable opportunity to raise significant proceeds to benefit the estate.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Form a strategic alliance where PTNA’s or ANIC’s NewCo product is sold on another insurance company’s paper with the Company performing all of the underwriting, claims and policy administration as a TPA for alliance partners. PTNA or ANIC might reinsure the business to provide capacity to the third party insurer. The Company’s business remains in run-off.
Additional Comments:
• Underwriting new LTC business is the only reason a third party would enter into a strategic alliance with the Company.
• A strategic alliance alternative is not a likely alternative at this time given the recent termination of the marketing and underwriting departments.
• While in rehabilitation, PTNA and ANIC are not in a position to assume new premium.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Establish a liquidating trust (after Senior Health Insurance Company of Pennsylvania) to run-off some or all of the business. The infrastructure may be retained to run-off the
Company or TPA services could be purchased from a third party vendor.
Additional Comments:
• Given the projected performance of the Company, it does not appear that a liquidating trust would be a viable alternative today. There would not be sufficient assets to fund a trust for the run-off of all of the business, OldCo in particular.
• If, however, rehabilitation successfully reduces expenses and achieves needed rate increases, then, in a few years, once surplus is restored to 200% of RBC and there are sufficient assets to fund a trust, perhaps a liquidating trust may make sense.
• At that time, however, if the business is profitable and has restored surplus to a positive balance, then there would be other alternatives with third parties that might be a more acceptable conclusion to the rehabilitation.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
Any combination of the above alternatives.
Additional Comments:
• In all likelihood, presuming a successful rehabilitation under certain assumptions and operating conditions, including securing needed rate increases and reducing operating expenses, it is likely that the Rehabilitator could have alternatives to conclude the rehabilitation or decrease the number of policies in rehabilitation that combine some of the above alternative structures or are hybrids of the above alternatives.
• The key element will be a successful rehabilitation which will then allow a number of interested parties to come forward in the future and purchase or assume the Company’s business.
Review of Rehabilitation Plan Alternatives (continued)

CONFIDENTIAL
8. Summary of Recent Strategic and Financing
 Alternatives Process

CONFIDENTIAL
• FBR was retained by PTAC in the spring of 2007 to explore strategic and financing alternatives.
• Given that PTAC was not current with its GAAP financial filings at the time, pursuing financing alternatives through PTAC was not a viable option.
• Commencing a strategic alternatives process was delayed until 2008 while PTAC and the
 Company resolved reserve issues and the Company, and Milliman performed additional analyses on the profitability of the OldCo business based on its recent experience and proposed projections for the business.
• On December 31, 2007, PTAC executed a new engagement letter with FBR and issued a press release announcing its hiring of FBR to explore strategic alternatives.
• In April 2008, PTAC filed its 2006 Form 10-K with the SEC but still was not (and is not today)
 current with regards to SEC filings.
• In May 2008, a large, US based life insurer contacted the Company and FBR about interest in a possible transaction. FBR provided preliminary information about the Company, initiated discussions with this company, and arranged meetings between the management teams.
 Discussions took place well into the fall of 2008. There were no other significant discussions with other potential parties at that time.
• In July 2008, FBR reported to the PTAC Board on the deterioration of the financial markets, the slow down of the merger and acquisition markets, and the erosion of valuations for financial services companies. Additionally, FBR reported that PTAC’s financial reporting issues and completion of additional actuarial analyses were delaying the strategic alternatives process.
Summary of Recent Strategic and Financing Alternatives Process

CONFIDENTIAL
• In the July 2008 PTAC Board Meeting, FBR detailed a broad-based solicitation effort to contact as many parties as possible involving insurance companies, other financial services companies, and financial sponsors.
• While no particular transaction structure was emphasized, it was viewed that the transaction process was more likely to yield a “sale of the parts” range of outcomes.
• The most likely results discussed were a sale of the NewCo business and possibly the infrastructure of the Company, including the new business underwriting capabilities, to a third party. This may have involved the sale of one of the insurance companies, probably ANIC.
• PTAC’s three agency operations were viewed as saleable separately.
• OldCo claim experience continued to erode and required reserves to be increased markedly as well as increases in premium rate filings. In addition, under the terms of the treaties,
 Imagine was required to post additional collateral. As a result of the delays in approval of premium rate increases, a dispute as to the OldCo treaty arose between the Company and
 Imagine in August 2008 relating to Imagine’s obligation to provide the Company with additional collateral. This led to discussions of recapture of the Imagine treaties and the surplus deficit that would result.
• In late August 2008, the marketing process to find strategic alternatives commenced.
• The announcement of the reinsurance dispute, along with continued poor operating performance, caused the price of PTAC stock to collapse further and raised concerns with potential buyers as to the assumptions in the actuarial projections and the accuracy of valuations of the business.
Summary of Recent Strategic and Financing Alternatives Process (cont’d)

CONFIDENTIAL
• In September 2008, PTAC announced the signing of a letter of intent to sell United Insurance
 Group Agency, Inc. (“UIG”)
• On October 3, 2008, PTNA announced its intent to recapture the Imagine treaties effective
 January 1, 2009, that the Company was suspending writing new business and that PTAC and
 ANIC would enter voluntary rehabilitation in January if a buyer or financing was not identified.
• At the time of the announcement of the recapture, over 250 potential parties had been contacted, 24 of which had signed a confidentiality agreement to review data, and 5 of which were still interested in some form of a transaction.
• Discussions about potential transaction structures had centered on:
 (a) selling the NewCo book of business including the Company infrastructure (5 parties), and
 (b) whether the OldCo business could be sold to run-off specialists (3 parties) for any value -
 most indications were for negative bids (i.e. the Company would have to give bidders money to take the business) which would likely be unacceptable to the PTAC Board of
 Directors.
• In November 2008 PTAC announced that it had closed the sale of UIG for $14.25 million primarily in the form of senior notes, commission agreements and installments.
• In addition, in November 2008, PTAC announced that it had entered into a letter of intent relating to the sale of the operating assets of Network Insurance Services Health Division
 (“NISHD”).
Summary of Recent Strategic and Financing Alternatives Process (cont’d)

CONFIDENTIAL
• On December 8, 2008, the Potential Purchaser presented to PTAC its first letter of intent to partner with PTAC/PTNA to extract all of the Company’s NewCo business, ANIC (without its
 OldCo business), and the operating infrastructure from the Company, and infuse sufficient capital into ANIC (an amount believed to be approximately $20 million) to support the business including a new LTC policy sales initiative. The OldCo business would be placed into rehabilitation in PTNA and managed on a TPA basis for a fee.
• On December 15, 2008, the Potential Purchaser and PTAC executed the letter of intent which included an exclusivity agreement through February 13, 2009.
• PTAC entered into the LOI because it was believed that policyholders of PTNA and ANIC would be better served by the proposed structure in which the OldCo business and the NewCo business were separated and an effort was made to salvage an ongoing business out of the
 NewCo business under new ownership and capitalization. The OldCo business would be placed in rehabilitation with a possible future benefit coming to its estate from the successful operation of NewCo. In addition, the 50 jobs related to new business initiatives would be retained.
• PTAC also wanted the opportunity to see if the Potential Purchaser’s offer might be improved after additional due diligence.
• Entering into the letter of intent effectively stopped the strategic alternatives process other than for the Potential Purchaser. The LOI allowed for the Potential Purchaser to perform due diligence and for discussion of the terms of the Potential Purchaser’s proposal to occur between the parties.
Summary of Recent Strategic and Financing Alternatives Process (cont’d)

CONFIDENTIAL
• At the time of the execution of the letter of intent, the strategic process had involved the following:
 – Contacted Parties     258
 Strategic Parties    182
 Financial Buyers    76
 – Confidentiality Agreements Executed   31
 Strategic Parties    18
 Financial Buyers    13
 – Offers for NewCo     1
 – Offers for OldCo     0
• Due to the exclusivity of the LOI, FBR reported approximately twelve (12) parties that may still have had an interest in pursuing a transaction with PTAC or the Company at the date the LOI and exclusivity was signed.
• On January 1, 2009, the Company recaptured the Imagine treaties and PTNA and ANIC were placed into voluntary rehabilitation on January 6, 2009.
• On January 2, 2009, PTNA closed a sale of substantially all of the assets of NISHD for approximately $3.3 million.
• The initial exclusivity period was subsequently extended from February 13, 2009, to February
 28, 2009 to allow for the Potential Purchaser to perform additional due diligence and possibly amend its LOI.
Summary of Recent Strategic and Financing Alternatives Process (cont’d)

CONFIDENTIAL
• On February 27, 2009, representatives of the Potential Purchaser met with management of the
 Company and the Committee to present a revised proposal. In addition, the Potential
 Purchaser requested yet another extension of the exclusivity period to allow for details of a transaction to be worked out.
• Given the similarities of the revised proposal to the Potential Purchaser’s initial proposal, and the issues that remained regarding that transaction structure, the Potential Purchaser’s request for an additional extension of the exclusivity was denied, and the proposal was deemed unacceptable by the PID rejected. This terminated the strategic and financing alternatives process as there were no other parties in a position to offer a proposal two and a half months after the exclusivity provision became effective.
Summary of Recent Strategic and Financing Alternatives Process (cont’d)

CONFIDENTIAL
• At that time, the Potential Purchaser’s proposal was viewed as:
 – Providing insufficient proceeds from the transaction to satisfy fully PTNA’s immediate capital needs,
 – Providing little or no immediate cash to PTNA as no value was assigned to the NewCo business and only depreciated book value would be paid for operating assets,
 – Providing potential upside value to PTNA by realizing the value of the NewCo business in the future, but that value was difficult to quantify,
 – Dilutive to PTNA’s interest in the profitable NewCo in-force business,
 – The Potential Purchaser had a first priority to the returns from the NewCo business,
 – Involved splitting the NewCo business and operating infrastructure from the OldCo business, leaving the OldCo business on its own, raising significant policyholder fairness issues.
Summary of Recent Strategic and Financing Alternatives Process (cont’d)

CONFIDENTIAL
9. Potential Additional Interested Parties

CONFIDENTIAL
• The strategic and financing alternatives process conducted in the Fall of 2008 was extremely broad having reached over 250 parties.
• The announcement of the dispute with Imagine, the future recapture of the Imagine treaties, and impending rehabilitation for the Company forced that process to be shortened in an attempt to identify a transaction that might be agreed to in time to avoid rehabilitation.
• There were approximately twelve parties, some of whom may be affiliated with each other, that have been identified as possibly having a continued interest in some or all of the Company’s operations.
• In addition, there are approximately another dozen parties who have contacted either management or the Rehabilitator around the time of the expiration of the exclusivity that have expressed an interest in some facet of the Company.
• Finally, given the work performed, the Potential Purchaser may still have an interest in the
 Company.
• The potential interest can be generally categorized as follows:
 – Run-off of the OldCo and NewCo business as a closed block (may or may not include the operating infrastructure)
 – Acquire the operating infrastructure (management and operating platforms) and convert it into a TPA to manage the run-off of the Company for a fee as well as the business of others. It may involve starting to sell new business and/or buying a new insurance company.
Potential Interested Parties

CONFIDENTIAL
 – Acquire ANIC, its NewCo reserves (or all of the NewCo reserves) as well as the operating infrastructure and start a new LTC enterprise; manage the OldCo run-off for a fee in a TPA arrangement.
 – Acquire only AINIC, the New York Company.
 – Fee for service TPAs or advisors are interested in managing a portion of the
 Company’s operations - claims, policy administration, finance, investments, etc.
• Given the number of potential parties and the range of interest expressed, it may be possible that these parties could be in a position to propose an acceptable offer to purchase some portion of the business once the Company has benefitted from the rehabilitation.
• It would be logical that if these parties were interested in the Company before the benefits of rehabilitation, then they are likely to be even more interested once operations have been made more profitable through the rehabilitation.
Potential Interested Parties (continued)

CONFIDENTIAL
10. Rehabilitation Plan Recommendation for PTNA and
ANIC

CONFIDENTIAL
Summary of Current Company Status
• The Company is currently in rehabilitation, PTNA having reported a January 1, 2009 surplus position after the effects of recapturing the Imagine treaties, of -$224.0 million. ANIC’s year end January 1, 2009, surplus position was $4.8 million, $8.6 million of which was the value of
 AINIC.
• The surplus deficit at PTNA is primarily due to claim benefits paid and projected to be paid on the OldCo business.
• The NewCo business is looking promising due to lower claims incidence rates reported in comparison to the OldCo business, but the NewCo business may lack enough experience to give the results significant credibility at this time.
• Through bankers, PTAC conducted an unsuccessful process in the Fall of 2008 to raise capital or find acquirers or partners for the business, or parts thereof.
• Due to the concerns about the business resulting from the results of the operations, the announcement of the recapture of the Imagine treaties, and the pending rehabilitation, this strategic process was terminated when exclusivity was granted to the Potential Purchaser.
Rehabilitation Plan Recommendation

CONFIDENTIAL
• The transaction contained in the LOI provided insufficient proceeds to satisfy fully PTNA’s capital needs and was for little or no upfront cash to be paid to PTNA, however, it did offer
 PTNA the option to make an investment in the Potential Purchaser’s new enterprise. It did not, however, relieve the Rehabilitator of managing the primary risk, the run-off of OldCo.
• As a result, that proposal was deemed unacceptable.
• Due to the truncated strategic and financing alternatives process, there may still be potential parties to purchase, whether by acquisition or reinsurance, some or all of the business, especially after any beneficial effects of the rehabilitation.
Rehabilitation Plan Recommendation (continued)

CONFIDENTIAL
Benefits of Rehabilitation
• Rehabilitation affords some potentially significant operating benefits, such as cost reductions and potentially better success in achieving rate increases in states where these increases are most needed, that could dramatically improve the operating results and surplus of the
 Company.
• Should these operating changes be made, then the Company’s business may be positioned to return to profitability over the next few years, rebuild sufficient surplus, and emerge from rehabilitation in 5-12 years.
• Actuarial projections suggest that this business as a whole, with the benefits of rehabilitation, can be profitable.
• For the near term, OldCo and NewCo are better managed together to address common issues related to the business and to accelerate the point at which the business returns to profitability
 (estimated to be between 2010 and 2011, based on certain assumptions including whether all benefits of rehabilitation are realized) and the estate reaches a break even surplus position
 (estimated to be 2015).
Rehabilitation Plan Recommendation (continued)

CONFIDENTIAL
Signal Hill Recommendation
• After initial review of the Company, especially (a) actuarial analyses of the business, (b) the
 Company’s recent strategic and financing alternatives process (including potential interested parties), and (c) initial consideration of the attributes of certain identified alternatives for the
 Company in rehabilitation, Signal Hill recommends that:
 – The Company remain in rehabilitation rather than be placed into liquidation,
 – The Rehabilitator develop a plan of rehabilitation that contains a range of operating benefits to improve the profitability of the business including consideration of a plan for possible premium rate increases and significant expense reductions (even though the dimension and scope of the rate increases and expense reductions have not been completely determined), and
 – Upon achieving profitability, engage in a strategic process or processes to divest all or portions of the business and thereby remove the business and possibly PTNA and/or
 ANIC from rehabilitation at the earliest possible date.
• Signal Hill believes this to be a better alternative than liquidation and, therefore, in the best interests of the policyholders because it appears, under certain premium, benefit, expense, investment and other assumptions, that the business can be restored to profitability.
 Therefore, the Company should be able to continue to pay full claim benefits and return the business to a going concern status through the retention of future earnings.
Rehabilitation Plan Recommendation (continued)

CONFIDENTIAL
• At the point at which the business returns to profitability, then it would be prudent for the
 Rehabilitator to consider seeking buyers for the business, in whole or in part, thereby returning the policyholders to a private company which would be contractually obligated to pay policy claims, reducing the number of policies under rehabilitation and/or potentially ending the rehabilitation.
• Although a number of possible transaction outcomes or structures may not be feasible today, there appears to be a range of rehabilitation alternatives that may become feasible given the benefits of rehabilitation. These alternatives, as well as liquidation, should be thoroughly vetted for feasibility and fairness to the policyholders as well as the potential impact on other creditors during the months leading up to the formal filing of a Plan of Rehabilitation.
Rehabilitation Plan Recommendation (continued)

CONFIDENTIAL
Appendices

CONFIDENTIAL
A. Surplus Projections Related to Rehabilitation of: Penn
 Treaty Network America Insurance Company &
 American Network Insurance Company as of December
 31, 2008

SURPLUS PROJECTIONS RELATED TO REHABILITATION OF:

PENN TREATY NETWORK AMERICA INSURANCE COMPANY

&

AMERICAN NETWORK INSURANCE COMPANY

AS OF DECEMBER 31, 2008

PREPARED FOR:
Pennsylvania Insurance Department

(as Rehabilitator of Penn Treaty Network America and American Network Insurance Company)

PREPARED BY:
Edward P. Mohoric, F.S.A., M.A.A.A.
Larry J. Pfannerstill, F.S.A., M.A.A.A,
Andrew H. Dalton, F.S.A., M.A.A.A.

Milliman

April 2, 2009

1550 Liberty Ridge Drive, Suite 200
Wayne, PA 19087-5572
Tel 610/687-5644 Fax 610/975-8994
www.milliman.com

April 2, 2009

Mr. Thomas Johnson
Managing Director
Signal Hill Capital Group, LLC
300 East Lombard Street, Suite 1700
Baltimore, MD 21202-3243

Dear Tom:

This report provides actuarial projections as of December 31, 2008 for the Long Term Care Insurance blocks of Penn Treaty Network America Insurance Company("PTNA") and American Network Insurance Company ("ANIC"). We have prepared these projections at the request of the Pennsylvania Insurance Department to assist you in the development of a preliminary plan of rehabilitation to be filed with the Pennsylvania courts by April 6, 2009.

Section I outlines the scope and qualifications associated with the analysis. Surplus projections, including projected dates of emergence from rehabilitation based on the stated assumptions, are summarized in Section II. Sections III through V and the Appendices summarize the methodology, models, and actuarial assumptions underlying the developed values.

This report is a statement of actuarial opinion under guidelines promulgated by the American Academy of Actuaries. The undersigned professional is a member of the American Academy of Actuaries and meets the Qualification Standards of the American Academy of Actuaries to render the opinion contained herein.

The professionals responsible for developing the actuarial values in this report are available to answer any questions regarding the results presented in this report. Please contact me if any questions are raised.

Sincerely,

Edward P. Mohoric, FSA, MAAA
Consulting Actuary

cc: Bob Robinson – Pennsylvania Insurance Department
Joseph DiMemmo – Pennsylvania Insurance Department
Mark Cloutier – Penn Treaty Network America
Cameron Waite – Penn Treaty Network America
Larry Pfannerstill – Milliman, Inc.
Andrew Dalton – Milliman, Inc.

AHD/cad
Attachment

M:\PAP\2009\PAP10R_RehabPlan_20090402_Final.doc

OFFICES IN PRINCIPAL CITIES WORLDWIDE

Table of Contents

.... Page

SECTION I
INTRODUCTION 1

SECTION II
RESULTS AND ANALYSIS 6

SECTION III
LIABILITY ASSUMPTIONS FOR LONG TERM CARE INSURANCE BUSINESS 15

SECTION IV
SUMMARY OF ASSET ASSUMPTIONS 26

SECTION V
SUMMARY OF RESERVE METHODOLOGY 30

APPENDICES

A: Surplus Projections for PTNA
B: Surplus Projections for ANIC
C: November 10, 2006 Termination Study

M:\PAP\2009\PAP10R_RehabPlan_20090402_Final.doc

SURPLUS PROJECTIONS FOR:

PENN TREATY NETWORK AMERICA
&
AMERICAN NETWORK INSURANCE COMPANY

AS OF DECEMBER 31, 2008

I. INTRODUCTION

Milliman, Inc. was retained by the Pennsylvania Insurance Department to perform certain actuarial projections with respect to the Long Term Care blocks of business of Penn Treaty Network America Insurance Company (PTNA) and American Network Insurance Company (ANIC). Specifically, our assignment has been to develop projected statutory earnings and surplus arising from the business so that the Department may assess when, if at all, PTNA and ANIC may be able to emerge from rehabilitation based on the assumptions stated in this report. Throughout this report, reference will be made to "Penn Treaty," which refers collectively to the subsidiaries of Penn Treaty American Corporation (PTAC), including PTNA, ANIC and American Independent Network Insurance Company of New York (AINIC). AINIC is not currently in rehabilitation.

As of December 31, 2008, PTNA has approximately $253.3 million of gross annualized premium, $1,215.1 million of gross statutory actuarial liabilities, and ($222.7) million of statutory surplus. ANIC has approximately $25.3 million of gross annualized premium, $117.1 million of gross statutory actuarial liabilities, and $4.9 million of statutory surplus as of December 31, 2008. Given the surplus position of PTNA as of December 31, 2008, the company was placed in rehabilitation under the Pennsylvania Insurance Commissioner effective January 6, 2009. ANIC, a wholly owned subsidiary of PTNA, was also placed in rehabilitation effective January 6, 2009 as a result of the surplus position of its parent company.

Milliman is frequently engaged to prepare actuarial projections of life and health insurance companies. The approach followed in this situation is consistent with methodology we have generally employed in previous engagements.

We have prepared this report with the understanding that it will be used by the Pennsylvania Insurance Department and its advisors to analyze the potential for rehabilitation of PTNA and ANIC and to formulate strategic and operational changes that will be included as part of the preliminary rehabilitation plan to be filed with the Pennsylvania courts on April 6, 2009 and any subsequent filings with such courts. The report is intended to provide certain actuarial information and analyses as of December 31, 2008 to assist the Pennsylvania Insurance Department and its advisors as they develop:

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- An opinion regarding the potential for PTNA and ANIC's return to profitability and emergence from rehabilitation.
- Key strategic and operational changes, to be included in a preliminary and/or final rehabilitation plan, expected to facilitate PTNA and ANIC's return to profitability.
- Expectations regarding when, if at all, PTNA and ANIC are projected to be able to emerge from rehabilitation protection under a set of specified assumptions.

The projections in this report are based on data available as of December 31, 2008. As additional quarterly reporting and other data becomes available, we expect to reflect such changes in any subsequent projections or versions of this report. The newly reflected data may or may not change the projections and analysis included herein.

This report may not be distributed, disclosed, copied or otherwise furnished to any third party without our prior written consent. Any distribution of this report must be in its entirety. There are no intended third party beneficiaries of our work for the Department, even if we consent to a release of the work. In particular, this work is not performed for the benefit of PTAC, the creditors or shareholders of PTAC, AINIC, or any of the policyholders or creditors of Penn Treaty, and we do not authorize their use of this report for any purpose.

Nothing included in this report is to be used in any filings with any public body, such as but not limited to the Securities and Exchange Commission or State Insurance Departments other than the Pennsylvania Insurance Department, without prior written consent from Milliman. That said, we understand this report will be included in the preliminary rehabilitation plan to be filed with the Pennsylvania courts on April 6, 2009. We consent to that use, provided the complete report is included with the filing and any third parties with access to the report are advised to have an actuary advise them in their review of this report.

We have projected future statutory profits computed according to statutory reporting criteria. The validity of these projections depends on how well future experience conforms to our assumptions.

This report is not an actuarial appraisal and is therefore not intended to comply with Actuarial Standard of Practice 19. We understand that options to be considered as part of a Rehabilitation Plan include the possible spinoff of component parts of Penn Treaty to third parties. This report is not intended to provide guidance, appraisal or market values for any such contemplated transaction and Milliman assumes no duty or responsibility with respect to any party proposing to enter into such a transaction.

Our assumptions for future morbidity, persistency, expenses, investment return and other actuarial factors are selected to be best estimate assumptions with no margin for conservatism. The assumptions are based on our evaluation of PTNA and ANIC's

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experience, with consideration of industry norms and anticipated future trends. The approach employed to develop the projection assumptions is described below.

1. Lapse assumptions are based on PTNA and ANIC experience. The termination study underlying our assumptions is included as Appendix C of this report.
2. Mortality is based on the sex-distinct Annuity 2000 Mortality Table, a commonly used industry table, with certain adjustments outlined in Section III of this report.
3. Morbidity is based on Milliman's April 28, 2008 morbidity study, completed by Mark Litow, with certain adjustments outlined in Section III of this report.
4. Expenses were projected based on budgets provided by Mark Cloutier, Penn Treaty Executive Vice President & Chief Financial Officer. We have assumed future expense reductions based on guidance provided by Bob Robinson, Chief Rehabilitation Officer, and the Pennsylvania Insurance Department.
5. We have projected investment earned rates based on the December 31, 2008 asset portfolio and the reinvestment strategy provided by Penn Treaty management.
6. Risk Based Capital (RBC) levels reflect factors consistent with PTNA and ANIC's December 31, 2008 RBC filings.
7. We have assumed future rate increases based on guidance from Penn Treaty management and the Pennsylvania Insurance Department. We have analyzed three separate rate increase scenarios, which are described in detail in Sections II and III of this report to provide a range of possible alternatives.
8. The statutory active life reserves are projected based on the locked-in assumptions described in Section V of this report. The statutory claim reserves are based on assumptions and methods described in Milliman's report on statutory claim reserve development as of December 31, 2008, signed by Larry Pfannerstill.
9. Federal income taxes were calculated using a 35% tax rate. Taxable income was calculated by adjusting statutory income for differences between tax and statutory reserves, to reflect the impact of the DAC tax, and to reflect any applicable loss carryforwards.

Actual experience may differ from that assumed in the projections. To the extent actual experience differs from the assumptions underlying this report, so will actual results differ from the results projected in this report. In particular, changes in claims costs, the rate increase levels or timing of rate increases, lapses, expense levels and investment income could create significant variations from the results projected in this report.

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Rationale for Statutory Approach

Our development of the projected amounts in this report reflect statutory accounting practices. Three reasons why we believe it is appropriate to analyze life and health companies using the statutory approach are:

1. Statutory accounting is the primary method utilized by state regulatory authorities for monitoring life and health insurance companies.

2. Statutory accounting determines the availability of earnings for dividends to life and health insurance company shareholders.

3. Statutory surplus constitutes the funds available for investments in new business or other ventures requiring capital.

Data Reliance

We have relied on several sources for data and other information and analysis. We did not independently audit or verify that data. In accordance with Actuarial Standard of Practice (ASOP) No. 23, where practicable, we have evaluated data for reasonableness and consistency. If the underlying data or information is inaccurate or incomplete, the results of our analysis may likewise be inaccurate or incomplete. Following is a list of the data references and credentials of the source providing the information.

1. Information in PTNA and ANIC's December 31, 2008 statutory financial statements as provided by Mark Cloutier, Penn Treaty Executive Vice President and Chief Financial Officer.

2. Inventories of inforce policies at December 31, 2008, including premiums, plan benefits, riders, daily benefit amounts, and other policy characteristics provided under the direction of Mark Cloutier.

3. Penn Treaty's planned investment strategy as provided by Cameron Waite, Penn Treaty Executive Vice President.

4. Penn Treaty's DAC tax liability and tax reserves as of December 31, 2007, the scheduled runoff of DAC tax, the expected runoff of the tax aspects of the reserve strengthening credit, and current and expected tax loss carryforwards, including IRS Section 382 limitations, as provided under the direction of Mark Cloutier.

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5. Pending claim counts, claims payment patterns, incurral dating rules, rules for open claims, and other information necessary to construct claim reserves as provided under the direction of Mark Cloutier.

6. Historical data on claims and policies inforce sufficient to construct claims histories, actual-to-expected claim ratios, and termination studies of policies and claims, as provided under the direction of Mark Cloutier.

7. Commission schedules as provided under the direction of Mark Cloutier.

8. Penn Treaty's statement, as provided by Cameron Waite, that the business formerly reinsured with Imagine Reinsurance Group has been completely recaptured as of January 1, 2009, and that all associated letters of credit were released during 2008 so that the full financial impact of recapture is reflected in the December 31, 2008 statutory financial statements.

9. Information on underwriting procedures and classifications by policy form and claim adjudication practices over various time periods, as provided by Mark Cloutier.

10. Information on the expected impact of employing care management as it relates to future incurred claims as provided by Mark Cloutier.

11. Information on rate increases expected to be taken and rate increase scenarios that are prepared by Penn Treaty and the Pennsylvania Insurance Department.

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II. RESULTS AND ANALYSIS

Company Description and Overview

PTNA's and ANIC's primary business is long term care insurance. Additionally, the companies have a small amount of Medicare supplement and miscellaneous health coverages, which are not projected in this analysis.

Both PTNA and ANIC are Pennsylvania-domiciled companies. ANIC is a wholly owned subsidiary of PTNA. American Independent Network Insurance Company of New York (AINIC) is a wholly owned subsidiary of ANIC. AINIC is not covered by this report, except to the extent that any surplus of AINIC – including that created by future projected profits of AINIC – is included in ANIC's and PTNA's surplus. Occasional reference is made to AINIC to make it clear how we have handled the surplus of AINIC.

PTNA and ANIC began issuing long term care business in 1972. Following a period of deteriorating financial performance, in 2001, PTNA and ANIC developed a Corrective Action Plan in coordination with the Pennsylvania Insurance Department. The Corrective Action Plan resulted in material changes to reserving the business and entering into reinsurance treaties providing surplus relief. The companies also changed the pricing and underwriting of its long term care business. As a result of that process, the business issued prior to 2002 is materially different than business issued after 2001 with respect to overall profitability. We have reflected the expected differences in profitability between "OldCo" policies (those issued prior to 2002) and "NewCo" policies (those issued after 2001), and make periodic reference to this distinction in this report.

Scenarios Analyzed

We have prepared surplus projections under three scenarios, which differ only with respect to the timing and amount of anticipated future rate increases. These scenarios were chosen to provide a range of projections rather than one specific recommendation. The scenarios analyzed are as follows:

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on January 1, 2010. (This is in addition to 11.8% expected during 2009, some of which are already approved.) The amount of increases would vary by company, plan, state, benefits or other characteristics, but some level of rate increases would be applied to all of the business issued 2001 and prior. This scenario illustrates the impact of implementing rate increases quickly.

- **3-Year Implementation** – This scenario is similar to the Immediate Implementation scenario, except we have assumed that 33 1/3% of the rate increases from the above immediate level are implemented over each of years 2010-2012. That is, the rate increases are 12.5% in each of 2010, 2011, and 2012. As this increase compounds, the ultimate rate level is the same in both of these scenarios. This scenario illustrates the impact of implementing rate increases more quickly than is routinely expected, while imposing some limits on the annual levels.

We note that all but the first scenario would require that premium rate increases are implemented in an expedited fashion. It is expected that coordination and collaboration among all the jurisdictions would be necessary to recognize the need for the rate increases to allow the companies to emerge from rehabilitation. We have prepared these scenarios at the request of the Pennsylvania Insurance Department and Penn Treaty management.

Results

We have summarized all results by showing the years in which surplus is expected to achieve certain levels: 1) the year at which statutory surplus is projected to turn positive and 2) the year at which the RBC ratio exceeds the Company Action Level (alternatively described as 200% of the Authorized Control Level). In the three rate increase scenarios described above, the surplus is always projected to remain positive after turning positive. However, in other scenarios with other assumptions – such as lower rate increases, higher expenses or other changes – the surplus could turn positive and then reverse due to losses in later years. This would indicate the approach has a short-term solution of permitting emergence from rehabilitation, but that the solutions may not be permanent without other changes. The report will footnote cases where this result is projected.

Table II-A summarizes the results of our analysis for PTNA under the three scenarios described above. In Table II-A, and in all the projections, we have assumed that PTNA continues to own ANIC and so the surplus of ANIC and AINIC are embedded in PTNA's statutory surplus:

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Table II-A Penn Treaty Network America Year Surplus Projected to Turn Positive and Exceed 200% RBC Projections as of December 31, 2008		
Scenario	**Year Surplus Projected to Turn Positive**	**Year RBC Ratio Projected to Exceed 200% (ACL)**
Routine Method	2020	2022
Immediate Implementation	2013	2015
3-Year Implementation	2015	2016

Appendix A includes detailed projected statutory income statements and certain balance sheet items underlying Table II-A, including the development of after-tax profits and the projected statutory surplus at each future year-end.

Table II-B summarizes the results of our analysis for ANIC. In Table II-B, we have assumed that AINIC remains a subsidiary of ANIC, and so the statutory surplus of AINIC is included in ANIC's surplus.

Table II-B American Network Insurance Company Year Surplus Projected to Turn Positive and Exceed 200% RBC Projections as of December 31, 2008		
Scenario	**Year Surplus Projected to Turn Positive**	**Year RBC Ratio Projected to Exceed 200% (ACL)**
Routine Method	Immediately	2010
Immediate Implementation	Immediately	2010
3-Year Implementation	Immediately	2010

We note that ANIC currently has $4.9 million of surplus so that it projects higher levels of surplus sooner than PTNA. However, the ANIC expense structure is intertwined with PTNA. As a stand-alone entity, ANIC would have a higher expense structure and would project different results.

Appendix B includes detailed projected statutory income statements for ANIC and certain balance sheet items underlying Table II-B, including the development of after-tax profits and the projected statutory surplus at each future year-end.

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We note that, in all the above scenarios, we have assumed future expense reductions based on guidance provided by Bob Robinson and the Pennsylvania Insurance Department.

The expenses in the projections are expressed as marginal costs of 5.7% of premium + 7% of claims + premium tax beginning in 2010. These represent approximately a $20 million reduction from the current level of 2010 budgeted expenses (including premium taxes and commissions) before reduction considerations. The following shows the impact (using the scenario Immediate Implementation as the baseline) if the expenses are not reduced. The "non-reduction" is projected by adding 8% of premium (13.7% total) to the projected expenses to reflect expenses at approximately non-reduced 2010 level.

Table II–C
Penn Treaty
Alternative Expense Assumptions Applied to Immediate Implementation

	Expenses = 5.7% of Premium + 7% of Claims	Expenses = 13.7% of Premium + 7% of Claims
Year Surplus Projected to Turn Positive		
PTNA	2013	2017
ANIC	Immediately	Immediately
Year Surplus Projected to Reach Company Action Level RBC		
PTNA	2015	2020 *
ANIC	2010	2010

* In this scenario the surplus falls negative again in 2045.

Sensitivity Testing

The model is particularly sensitive to changes in the rate increase assumption. To measure the impact of rate increase variations, the following table adjusts the Immediate Implementation downward to various alternative levels.

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Table II-D PTNA and ANIC Impact of Lower Rate Increases			
	Aggregate Rate Increase Assumed*	PTNA	ANIC
Year Surplus Turns Positive			
Immediate Implementation	42.3	2013	Immediate
- 5%	37.3	2014	Immediate
-10%	32.3	2015	Immediate
-15%	27.3	2017 **	Immediate
-20%	22.3	Never	Immediate
-25%	17.3	Never	Immediate
Year Exceed 200% RBC			
Immediate Implementation	42.3	2015	2010
- 5%	37.3	2016	2010
-10%	32.3	2017	2010
-15%	27.3	2020 **	2010
-20%	22.3	Never	2010
-25%	17.3	Never	2010

* These do not include the 11.8% expected to be achieved in 2009.

**In this scenario the surplus falls negative again in 2050.

The above sensitivity tests do not cover all possibilities. Actual experience in a number of categories could vary, including claims, persistency, investment income, expenses and other. If some of these variables are worse than assumed, the surplus could remain permanently negative.

We can run other sensitivity tests on request.

Business Projected

The projections in this report include all the long term care business issued by PTNA and ANIC. Certain other lines of business, such as Medicare Supplement and Other A&H, have been excluded because they have an immaterial impact on the projected surplus of the companies. We have also excluded the liability associated with policyholders who are currently in nonforfeiture status, again due to the immaterial impact it would have on surplus.

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The amounts of non-modeled reserves are discussed later in this section, and are illustrated in Table II-E.

PTNA currently assumes a small block of long term care business from Independence Blue Cross (IBC). The company is currently in discussions with IBC regarding potential recapture of this business. We have excluded the assumed IBC business from our analysis. We have assumed that IBC recaptures this business and PTNA returns assets to IBC exactly equal to the total statutory reserves held in respect of the IBC business at December 31, 2008 so that there is no impact on surplus associated with commutation of the treaty.

The surplus of AINIC, the New York subsidiary of ANIC (and therefore, indirectly, PTNA), is included in the surplus of both PTNA and ANIC. AINIC premiums, benefits, etc., are not shown in the ANIC statutory earnings but are added to ANIC's surplus and are therefore, indirectly, included in PTNA and ANIC.

Reinsurance

All business formerly reinsured with Imagine Reinsurance Group was recaptured effective January 1, 2009. The December 31, 2008 statutory financial statement continues to reflect active life reserves and claim reserves ceded to Imagine. The funds withheld liability and the liability for reinsurance with unauthorized companies represent the amount of reserves ceded to Imagine under these treaties.

All letters of credit associated with the Imagine Reinsurance Treaties were released during 2008 so that the full statutory impact of recapture is reflected during 2008. In particular, the December 31, 2008 ANIC statutory surplus reflects a $7.9 million loss during 2008 associated with the recapture of the Imagine Reinsurance treaties and the December 31, 2008 PTNA statutory surplus reflects a $231.5 million loss during 2008 associated with the recapture of the Imagine Reinsurance treaties.

Since the full statutory financial impact of the recapture has been reflected as of December 31, 2008, we have conducted our analysis assuming the business formerly reinsured with Imagine has been fully recaptured. We have reflected no future ceded cash flows associated with either of the Imagine Reinsurance agreements. It is our understanding that all obligations associated with the Imagine Reinsurance agreements (risk charges, expense allowances, etc) have been completely settled as of January 1, 2009 and have been fully reflected in the December 31, 2008 statutory financial statement. We have reflected no accrued expenses or income associated with the Imagine Reinsurance agreements in our analysis.

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PTNA cedes certain home health benefits in excess of a 3-year benefit period to Cologne. The impact of this treaty is fully reflected in our analysis, and we have assumed that the treaty remains in place for the entire projection horizon.

PTNA also cedes a small amount of Long Term Care business to ANIC. We have assumed that PTNA continues to cede this business to ANIC for the entire projection horizon.

Assets

We have projected investment returns based on the December 31, 2008 asset portfolio provided by Penn Treaty management. A summary of the assets assumed to back the liabilities and the assumed new investments is contained in Section IV.

Analysis Method

Our analysis consists of surplus projections for PTNA and ANIC. As such, we have assumed that future statutory profits are retained by the companies and that no dividends are returned to shareholders or policyholders, even when surplus becomes sufficiently positive to support ongoing operations. The surplus of the companies is assumed to earn investment income at the same rate as the assets backing reserves. When surplus is negative, the total investment income reflects only the actual level of assets backing reserves. When surplus is positive, the total investment income reflects both the assets backing reserves and the assets backing capital and surplus.

Insurance Cash Flows

Insurance cash flows include premiums less benefits, expenses (including commissions), and reinsurance costs. The assumptions underlying liability cash flows are discussed in Section III.

Asset Cash Flows

The asset portfolio used consists of various bonds, CMOs and MBSs, as well as two COLI policies held by PTNA. Components of asset cash flow include investment income, repayment of principal, and capital gains and losses. Investment income is based on the asset's assumed par value, coupon rate, and maturity date. Interest rates on new bonds purchased vary depending on the rates assumed to be prevailing at the time of purchase.

When liquidations are necessitated by negative cash flows, assets are sold at their assumed market value.

2008-2009 has been a time of exceptional volatility and turbulence in the capital markets. Readers of this report should make their own assessment of the reasonableness of the investment assumptions contained in the report.

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For each projection year the asset and liability cash flows are added together and adjusted for any capital gains or losses incurred, as well as for federal income taxes paid. If the cash flow is positive, the net amount is invested according to the assumed investment strategy. If the cash flow is negative, asset liquidation occurs. Assets are assumed to liquidate to produce maximum gains (or minimum losses). The investment/disinvestment strategy is described in Section IV.

Length of Projection Period

Profits were projected for a 60-year time period. At the end of 60 years, there is no modeled business left.

Federal Income Tax

We have not attempted to fully analyze Penn Treaty's tax position as that is beyond the scope of the analysis. For this analysis, we have assumed taxes equal to 35% of statutory income (including capital gains) plus the following adjustments:

- The annual change in the difference between tax reserves and statutory reserves is subtracted. For PTNA, the projections recognize a $75.7 million increase in statutory reserves over tax reserves due to the recapture of the Imagine treaties. For ANIC, the projections recognize an $8.1 million increase in statutory reserves over tax reserves due to the recapture of the Imagine treaties;
- The annual change in the proxy DAC asset is added;
- The runoff of the initial assumed DAC proxy tax is subtracted. The initial assumed DAC proxy tax is $119.2 million for PTNA and $10.6 million for ANIC;
- Any applicable loss carryforward from prior tax year's amount is subtracted. The projections recognize a $231.5 million tax loss for PTNA and $7.9 million tax loss for ANIC expected to be generated in 2009 due to the recapture of unauthorized reinsurance from the Imagine treaty.

ANIC, as a standalone company, would qualify for the small company deduction in most projection years. Since ANIC is taxed combined with its parent company and we have assumed that ANIC remains a subsidiary of PTNA, we have not reflected the small company deduction in our analysis. PTNA does not qualify for the small company deduction in most projection years.

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AVR

PTNA's AVR at December 31, 2008 was $1,317,832 and ANIC's AVR at December 31, 2008 was $70,702. We have adjusted the December 31, 2008 surplus of both companies to include the asset valuation reserve. To offset this adjustment, we projected expected future asset defaults as described in Section IV.

Stockholder Dividends

We have assumed in this analysis that no shareholder or policyholder dividends will be paid. If the companies returns to profitability, emerge from rehabilitation, and surplus levels become sufficient to support the underlying business, the companies may return surplus to shareholders or policyholders in the form of a dividend.

Litigation

We have not analyzed outstanding or potential future litigation as that is beyond the scope of this analysis. However, claim reserves do include a litigation reserve as established by the companies. We have not reflected any impact of aberration in the average amount of the claim reserve assumed for outstanding litigation in this analysis.

Reserves Not Modeled

The table below summarizes the reserves that were not modeled.

Table II-E
Reserves Not Modeled As of December 31, 2008

	PTNA	ANIC
Medicare Supplement (Exhibit 6A)	$1,023,477	$ 174,100
Other Health (Exhibit 6A)	1,038,329	1,210,312
Medicare Supplement and Other Health (Exhibit 6B & 8)	1,401,016	444,532
Funds Withheld (Page 3, Line 24.3)	0	0
Nonforfeiture Liability	3,167,574	189,995
Advance Premiums (page 3, line 8)	0	0
Totals	**$6,630,396**	**$2,018,939**

For PTNA, the business not modeled represents 0.3% of total statutory reserves, and for ANIC, the business not modeled represents 1.7% of total statutory reserves.

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III. SUMMARY OF LIABILITY ASSUMPTIONS FOR LONG TERM CARE INSURANCE BUSINESS

Development of December 31, 2008 Inforce Model

Model plans were selected based on premium volume and type of plan. The actual current premium for each policy and rider was incorporated into the model on a seriatim basis, thus using the exact premium.

All products modeled were either: a) Comprehensive products (Comp) – paying benefits for nursing homes and home health care, b) Nursing Home products (NH) – paying benefits for nursing home stays only or c) Home Health Care (HHC) – paying benefits for home health care only.

The business was modeled and projected based on the following primary policy forms:

Primary LTC Policy Forms	Base Policy	Inforce Premium Distribution At December 31, 2008	
		PTNA	ANIC
2400	NH	45,808,675	2,738,754
2600	Comp	61,658,511	6,341,451
6500	Comp	12,115,778	1,699,054
IL2	HHC	8,019,377	1,032,908
IL94	HHC	8,799,174	429,815
LTC91	NH	13,501,497	1,015,688
LTC94	Comp	12,181,331	15,939
NF93	NH	6,917,609	5,713
Other	Misc.	19,985,440	237,518
PF2	Comp	15,157,451	4,280,362
SR400	NH	17,732,841	3,355,045
ALP2	NH	1,742,184	273,993
IL5	HHC	3,099,908	149,376
PF3	Comp	14,480,011	1,496,957
Total		**241,199,686**	**23,072,573**

Most substantial rider and plan variations were considered including tax qualification status, elimination period, benefit period, limited pay plans, waiver of premium, inflation benefits using simple and compound interest, return of premium riders, spouse waiver benefits, and underwriting class.

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Non-Modeled Plans/Reserves

This analysis excludes the following lines of business as they were deemed to be immaterial:

- Medicare Supplement – For PTNA, this line of business consists of $4.6 million of annual premium inforce and $1.0 million of active life reserves at December 31, 2008. For ANIC, this line of business consists of $2.0 million of annual premium inforce and $0.2 million of active life reserves at December 31, 2008.

- Other A&H – For PTNA, this line of business consists of $0.2 million of annual premium inforce and $1.0 million of active life reserves at December 31, 2008. For ANIC, this line of business consists of $0.1 million of annual premium inforce and $1.2 million of active life reserves at December 31, 2008.

We have also excluded the existing policies in nonforfeiture status, which consist of $3.2 million of statutory active life reserves for PTNA and $0.2 million of statutory active life reserves for ANIC.

The non-modeled business represents 0.3% of total PTNA statutory reserves and 1.7% of total ANIC statutory reserves.

Claim Costs

Claim costs use the analysis underlying Milliman's April 28, 2008 morbidity report as a starting point. This analysis is based on company experience from 1993 to 2006. Variations within the claim costs include: an age/duration cost curve and scalars for underwriting class, marital status, issue era, elimination period, benefit period, claims adjudication improvement, and adjustments for inflation coverage.

In addition, we have made certain adjustments to better reflect recent experience and our expectations regarding the expected level of future claim levels. These adjustments include: 1) a flat 10% load to all policies issued prior to 2002, 2) a load that is initially 12% for PTNA and 6% for ANIC and grades off during the first seven years of the projection, and 3) a company-specific adjustment to reflect that morbidity experience has been materially different for PTNA and ANIC. The company-specific adjustment is a 5% load to claim costs for PTNA and a 15% reduction to claim costs for ANIC. For 2002 and later issues, we applied a projection-year scalar, which starts at 40% for the first year of the projection and grades up linearly to 100% over six years.

Adjustments are also made for anti-selection resulting from shock lapses after rate increases and are described in that section of the report.

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Implementation of additional care management procedures is expected to reduce future claims by 6% by 2015. This is based on company review of improved controls, promoting long term care best practices, remodeling clinical practices to work with teams of claim examiners, and targeting more management of high-risk clients.

For the impact of inflation riders, we used values ranging from 4.7% to 5.0% effective, rather than the general contractual provision of 5.0%, to reflect expected salvage costs.

We have projected future nonforfeiture benefits expected to be offered to policyholders following implementation of the rehabilitation plan and any future rate increases. The nonforfeiture benefit is projected equal to 1% of total premium of the policies assumed to receive future rate increases.

Lapses

Lapse assumptions are based on a lapse analysis of Penn Treaty's LTC policies covering the period October 2004 – June 2006 (omitting prior periods which followed significant rate increase action) for most business. Lapses are projected for various age, underwriting class, inflation, issue year, and benefit period combinations for policies without a return of premium (ROP) rider attached.

The termination study, containing detailed lapse assumptions is attached as Appendix C.

Additionally, we have included shock lapses during 2009 and 2010 that reflect anticipated lapses in excess of the long-term voluntary lapse assumptions associated with policyholder reaction to the rehabilitation of PTNA and ANIC effective January 6, 2009. These shock lapses are a) 10% less policy duration during calendar year 2009 and b) 3% less policy duration during calendar year 2010. There are no rehabilitation-related shock lapses after calendar year 2010. The shock lapses are never permitted to be less than zero and are spread uniformly over the indicated year. The shock lapses apply to all PTNA and ANIC business. Claim costs are also adjusted by 10% of the rehabilitation-related shock lapses for anti-selection.

Shock lapses also apply to the rate increases as described in that section of the report.

Mortality

Mortality is based on a company study performed in 2005 and is equal to the sex-distinct Annuity 2000 Mortality Table with the following three sets of selection factors (multiplicative).

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Policy Duration Factors (All Policies)		
Duration	Female	Male
1	44%	53%
2	71	78
3	80	88
4	87	92
5	89	94
6	96	97
7+	100	100

Graded Underwriting Factors		
Gender	Class	Attained Age Factor
Female	A/B	75% constant
	C	250% at age 65 and prior to 100% at age 90+ (-6% / year)
	D/SR400	400% at age 65 and prior to 140% at age 85+ (-13% / year)
Male	A/B	70% at age 65 and prior to 110% at age 85+ (+2% / year)
	C	200% at age 75 and prior to 140% at age 90+ (-4% / year)
	D/SR400	400% at age 65 and prior to 140% at age 85+ (-13% / year)

Attained Age Factors	
Female	142% at age 80 and prior grading to 124% at age 85+ (-3.6% / year)
Male	128% constant

Mortality is assumed to improve by Projection Scale G annually beginning at the start of the projection.

Commissions and Expenses

First year commissions for most plans are according to the following schedule.

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Age	First Year
18 - 49	95%
50 - 54	90%
55 - 59	85%
60 - 64	80%
65 - 69	75%
70 - 74	70%
75 - 79	65%
80 - 84	60%
85+	40%

Contract renewal commissions are 17.5% for issues in 2002 and later, except for model age 87 which is 12%. For PTNA, the current level of renewal commissions is 9.0% for issues in 2001 and prior which reflects a higher original level adjusted for past rate increases. For ANIC, the current level of renewal commissions is 9.5% for issues in 2001 and prior which reflects a higher original level adjusted for past rate increases.

The exception to the above is the SR400 policy form, which is 50% first year/0% renewal for issues prior to 2007 and 60% first year/10% renewal for issues after 2006.

Commissions are not paid on waived premiums. Commissions are not paid on rate increases, including those already taken from 2002 through 2008.

Maintenance expenses are assumed to be 5.7% of earned premium and 7.0% of incurred claims plus premium tax that varies by company. The premium tax is assumed to be 2.6% for PTNA and 2.0% for ANIC.

The percent-of-premium component of maintenance expenses is based on December 31, 2008 premium levels and does not increase with premium rate increases.

We have developed these assumptions to initially approximate 2009 budgets provided by Mark Cloutier. We have adjusted these assumptions downward in the projections, beginning in 2010, to reflect anticipated decreases in expenses, including commissions, based on consultation with the Pennsylvania Department of Insurance.

Rate Increases

PTNA and ANIC are currently filing for and implementing a series of rate increases. The following tables summarize the rate increases for the three scenarios we analyzed:

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Penn Treaty American Corporation
Summary of Rate Increases used for December31, 2008
Routine Method

Rate Increases apply to 2001 and Prior Issues Only

		2400	**2600**	**6500**	**IL2**	**IL94**	**LTC91**	**LTC94**	**NF93**	**Other**	**Aggregate**
Rate Increases for PTNA + ANIC (2001 and Prior Issues)	2009	17.4%	18.7%	11.8%	0.2%	0.0%	0.0%	6.9%	7.1%	2.0%	11.8%
	2010	5.4%	5.9%	4.6%	0.2%	0.0%	0.0%	0.4%	0.2%	0.2%	3.5%
	2011	5.0%	5.3%	2.8%	1.3%	0.2%	0.0%	4.4%	4.0%	1.4%	3.7%
	2012	5.5%	6.0%	4.1%	1.0%	0.4%	0.0%	0.3%	0.1%	0.1%	3.6%
	2013	3.2%	5.4%	3.7%	0.9%	0.4%	0.0%	0.3%	0.1%	0.1%	2.8%
	2014	4.6%	5.0%	5.4%	1.3%	0.5%	0.0%	0.5%	0.1%	0.2%	3.2%
	2015	4.7%	5.0%	5.5%	1.4%	0.5%	0.0%	0.5%	0.1%	0.2%	3.2%
	2016	4.5%	4.8%	5.2%	1.4%	0.5%	0.0%	0.5%	0.1%	0.2%	3.1%
	2017	4.3%	4.5%	5.0%	1.4%	0.5%	0.0%	0.5%	0.1%	0.2%	2.9%
	2018	3.8%	4.1%	4.5%	1.4%	0.5%	0.0%	0.5%	0.1%	0.2%	2.7%
	2019	3.5%	3.7%	4.0%	1.4%	0.5%	0.0%	0.5%	0.1%	0.2%	2.4%
	2020	3.1%	3.3%	3.6%	1.4%	0.5%	0.0%	0.5%	0.1%	0.2%	2.2%
	Cum Future (Excluding 2009)	59.3%	67.5%	60.6%	13.6%	4.8%	0.0%	9.0%	5.1%	3.1%	**38.8%**

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Penn Treaty American Corporation
Summary of Rate Increases used December 31, 2008
Immediate Implementation

Rate Increases apply to 2001 and Prior Issues Only

		2400	**2600**	**6500**	**IL2**	**IL94**	**LTC91**	**LTC94**	**NF93**	**Other**	**Aggregate**
Rate Increases for PTNA + ANIC (2001 and Prior Issues)	2009	17.4%	18.7%	11.8%	0.2%	0.0%	0.0%	6.9%	7.1%	2.0%	11.8%
	2010	39.1%	46.0%	42.2%	50.8%	26.1%	25.0%	62.1%	54.2%	40.1%	42.3%
	2011	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2012	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2013	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2014	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2015	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2016	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2017	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2018	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2019	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2020	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	Cum Future (Excluding 2009)	39.1%	46.0%	42.2%	50.8%	26.1%	25.0%	62.1%	54.2%	40.1%	**42.3%**

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Penn Treaty American Corporation
Summary of Rate Increases used for December 31, 2008
3-Year Implementation

Rate Increases apply to 2001 and Prior Issues Only

		2400	2600	6500	IL2	IL94	LTC91	LTC94	NF93	Other	Aggregate
Rate Increases for PTNA + ANIC (2001 and Prior Issues)	2009	17.4%	18.7%	11.8%	0.2%	0.0%	0.0%	6.9%	7.1%	2.0%	11.8%
	2010	11.6%	13.3%	12.4%	14.6%	8.0%	7.7%	17.5%	15.5%	11.9%	**12.5%**
	2011	11.6%	13.3%	12.4%	14.6%	8.0%	7.7%	17.5%	15.5%	11.9%	12.5%
	2012	11.6%	13.3%	12.4%	14.6%	8.0%	7.7%	17.5%	15.5%	11.9%	12.5%
	2013	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2014	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2015	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2016	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2017	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2018	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2019	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	2020	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	Cum Future (Excluding 2009)	39.1%	46.0%	42.2%	50.8%	26.1%	25.0%	62.1%	54.2%	40.1%	**42.3%**

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We have reflected anti-selection as a morbidity increase equal to 10% of rate increases.

Shock lapses after rate increases are expressed as a percent of the premium increase as well as a function of duration:

Duration	Shock Lapse as a Percent of Premium Increase
1 - 3	50%
4 - 5	20%
6 - 10	10%
11+	5%

Reserves

The reserves calculation and methodology is discussed more fully in Section V.

In the projection, the future unearned premium reserve (UPR) is assumed to run off in proportion to the annualized premium inforce.

In the projection, the future claim reserve is generally assumed to runoff based on claim termination assumptions that are consistent with those used to calculate claim reserves as of December 31, 2008.

Reinsurance

All business formerly reinsured with Imagine Reinsurance Group was recaptured effective January 1, 2009. The December 31, 2008 statutory financial statement continues to reflect active life reserves and claim reserves ceded to Imagine. The funds withheld liability and the liability for reinsurance with unauthorized companies represent the amount of reserves ceded to Imagine under these treaties.

All letters of credit associated with the Imagine Reinsurance Treaties were released during 2008 so that the full statutory impact of recapture is reflected during 2008. In particular, the December 31, 2008 ANIC statutory surplus reflects a $7.9 million loss during 2008 associated with the recapture of the Imagine Reinsurance treaties and the December 31, 2008 PTNA statutory surplus reflects a $231.5 million loss during 2008 associated with the recapture of the Imagine Reinsurance treaties.

Since the full statutory financial impact of the recapture has been reflected as of December 31, 2008, we have conducted our analysis assuming the business formerly reinsured with Imagine has been fully recaptured. We have reflected no future ceded cash flows associated

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with either of the Imagine Reinsurance agreements. It is our understanding that all obligations associated with the Imagine Reinsurance agreements (risk charges, expense allowances, etc) have been completely settled as of January 1, 2009 and have been fully reflected in the December 31, 2008 statutory financial statement. We have reflected no accrued expenses or income associated with the Imagine Reinsurance agreements in our analysis.

PTNA cedes certain home health benefits in excess of a 3-year benefit period to Cologne. The impact of this treaty is fully reflected in our analysis, and we have assumed that the treaty remains in place for the entire projection horizon.

PTNA also cedes a small amount of Long Term Care business to ANIC. We have assumed that PTNA continues to cede this business to ANIC for the entire projection horizon

Federal Income Tax

We have not attempted to fully analyze Penn Treaty's tax position as that is beyond the scope of the analysis. For this analysis, we have assumed taxes equal to 35% of statutory income (including capital gains) plus the following adjustments:

- The annual change in the difference between tax reserves and statutory reserves is subtracted. For PTNA, the projections recognize a $75.7 million increase in statutory reserves over tax reserves due to the recapture of the Imagine treaties. For ANIC, the projections recognize an $8.1 million increase in statutory reserves over tax reserves due to the recapture of the Imagine treaties;
- The annual change in the proxy DAC asset is added;
- The runoff of the initial assumed DAC proxy tax is subtracted. The initial assumed DAC proxy tax is $119.2 million for PTNA and $10.6 million for ANIC;
- Any applicable loss carryforward from prior tax year's amount is subtracted. The projections recognize a $231.5 million tax loss for PTNA and $7.9 million tax loss for ANIC expected to be generated in 2009 due to the recapture of unauthorized reinsurance from the Imagine treaty.

The unrestricted tax loss carryforward at December 2008 is $12.0 million and the restricted (due to former IRS Section 382 limitations) is $17.1 million. These are all in PTNA. Because of the above transaction in cancelling the reinsurance treaty, the net effect of the stat/tax reserve differential and the recapture of unauthorized reinsurance, a $155.8 million tax loss is projected to be generated by PTNA and a $0.2 million tax gain is projected to be generated by ANIC in 2009. The restricted tax losses are projected to be applied based on the Section 382 limitations which were provided. The unrestricted tax losses are applied in full to offset tax gains except for an AMT restriction that allows only 90% of gains to be offset by tax losses with the resulting income taxed at 20%.

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Tax active life reserves are calculated using the same assumptions and methods that were used for statutory active life reserves, except that (1) the applicable tax valuation interest rates are applied instead of the statutory valuation interest rates, (2) the applicable preliminary term rates are used, and (3) the underlying claim costs reflect those developed in 2001. In no case is the tax reserve balance allowed to exceed statutory reserves in the projection. The statutory reserve limitation on tax reserves is applied on a modeled-cell-by-modeled-cell basis.

The Deferred Tax Asset (DTA) is equal to 35% of the Proxy DAC amortization in a year, but not more than 10% of surplus net of the prior year DTA. The initial DTA is assumed to be $1.0 million for PTNA $0.8 million for ANIC.

ANIC, as a standalone company, would qualify for the small company deduction in most projection years. Since ANIC is taxed combined with its parent company and we have assumed that ANIC remains a subsidiary of PTNA, we have not reflected the small company deduction in our analysis. PTNA does not qualify for the small company deduction in most projection years

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IV. SUMMARY OF ASSET ASSUMPTIONS

Asset Model

We used the following assets from PTNA's and ANIC's portfolios as of December 31, 2008:

Asset	Par Value	Book Value	Market Value	Average Annualized Coupon
Government	$95,587,000	$106,114,165	$119,568,728	5.42%
Corporate	481,995,000	523,557,776	458,296,205	6.26
Mortgage-Backed	365,901	366,025	370,067	5.23
CMO	204,015,265	200,900,112	148,364,728	5.36
COLI Policy	100,000,000	100,000,000	100,000,000	4.00 *
Commission Stream	3,819,633	3,819,633	3,819,633	8.84
Cash/Short-term/Stocks	58,719,515	58,719,515	58,719,515	0.39
Totals	**$944,502,314**	**$993,477,226**	**$889,138,876**	**4.84%**

* The 4.00% rate applies beginning at year-end 2009. The assumed rate for 2009 is 6.83%.

The effective rate of interest shown above is based on market rates. The coupon rate is used in the projections. Therefore, market values are not directly considered except in scenarios and years when assets must be sold to meet cash flow needs. The projections do not consider the potential for impairment of assets beyond that embedded in the default rate. If any assets become subject to impairment accounting, this could have a material impact on the results.

For PTNA, modeled reserves were $1,177.7 million. As such, assets are initially insufficient to back all the reserves. As positive cash flows occur, new assets are purchased to back the full reserves and then surplus, once surplus turns positive.

We have assumed that 1% of the outstanding COLI par value matures each year from 2009 through 2018, 2% per year for years 2019 through 2028, and then the remainder matures linearly over the period 2029 through 2038. The tax-free yield on the COLI policy is assumed to be 4.44% for 2009 and 2.6% thereafter. We modeled these as taxable yields of 6.83% and 4.0%, respectively.

The cash flows from the commission stream purchase are based on projections provided by Imagine Group, except that we have reduced future cash flows by 10% to reflect recent experience.

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American Network Insurance Company Asset Portfolio as of December 31, 2008				
Asset	Par Value	Book Value	Market Value	Average Annualized Coupon
Government	$7,825,000	$7,969,268	$8,433,151	4.55%
Corporate	73,928,000	79,106,325	68,348,180	5.91
Mortgage-Backed	7,548,271	6,951,294	6,093,600	4.95
Cash/Short-term/Stocks	19,974,805	19,974,805	19,974,805	0.04
Totals	**$109,276,076**	**$114,001,692**	**$102,849,736**	**4.68%**

For ANIC, modeled reserves were $114.0 million. $8.6 million of the assets are stock of AINIC, a fully owned New York subsidiary. We treated the AINIC common stock as a cash holding that yields 0%. The amount of AINIC common stock backing the reserves is assumed to be replaced over time as positive AINIC profits emerge. We have assumed that sufficient profits emerge linearly over five years to replace the AINIC common stock, so that the AINIC common stock is gradually shifted to the reinvestment strategy over the next five years.

Reinvestment Assumptions

The future investment strategy for retained business and positive cash flow, as specified by Penn Treaty management, is as follows:

Asset Type	Years to Maturity	Percentage of Cash Flows	Spread to Treasury
A Corporate Bonds	20	40.00	405 basis points
AA Corporate Bonds	20	10.00	372 basis points
BBB Corporate Bonds	20	30.00	447 basis points
MBS Agency	30	20.00	248 basis points

The spread to Treasury is based on the average spreads available as of February 20, 2009 as published by Bloomberg. We assumed the company always holds a cash balance equal to 1% of total statutory reserves (except as discussed above for ANIC).

Based on the February 20, 2009 Treasury yield curve, this investment strategy results in a gross nominal yield rate for future investments of 7.74%. After investment expenses and allowances for default, the net effective new money rate is approximately 7.54%.

Assets are assumed to be purchased at zero discount i.e., coupon rates are equal to statutory yields.

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Disinvestment Assumptions

Assets are liquidated to maximize gains in order to fund net cash outflow. All assets are assumed to be available for sale except for the mortgage-backed securities which are modeled as fixed cash flows. Capital gains and losses were amortized into income through the Interest Maintenance Reserve (IMR). Any IMR remaining at the end of the projection is added to the residual value.

Prepayment Provisions

Callable assets in the existing portfolio were assumed to be called when the market/par ratio equaled or exceeded 115%. All future investments were assumed to be non-callable bonds.

Default Cost

Annual default costs are based on the Moody's study through 2007 of historical defaults. Rates are summarized below. The default costs used in the model were based upon the S&P bond rating.

S&P Rating	Long-Term Annual Default Cost
Cash	0.0 basis points
Treasuries	0.0 basis points
AAA	1.0 basis points
AA	1.0 basis points
A	9.0 basis points
BBB	26.0 basis points

To reflect current market conditions and an expected increase in short-term default rates, we have used 400% of the long-term annual default cost for calendar year 2009 and 250% of the long-term annual default cost for calendar year 2010. After 2010, the default assumption returns to the long-term assumed rate illustrated in the table above.

Actual default costs will be dictated by an array of complex economic forces and by other factors which we cannot accurately predict. Such forces may generate defaults higher or lower than those assumed here.

Investment Expenses

Investment expenses are assumed to be 7.5 basis points.

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Treasury Yield Curve (Corporate Bond Equivalent)

Initial asset values are based on the December 31, 2008 Treasury yield curve. The projected values are based on the February 20, 2009 curve. These yield curves are based on The Federal Reserve Statistical Bulletin. Yields on intermediate Treasuries were interpolated.

Maturity	December 31, 2008	February 20, 2009
90-day	0.11%	0.27%
180-day	0.27	0.48
1 year	0.37	0.64
2 years	0.76	0.96
3 years	1.00	1.30
5 years	1.55	1.81
7 years	1.87	2.21
10 years	2.25	2.78
20 years	3.05	3.82
30 years	2.69	3.56

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V. Summary of Reserve Methodology

This Section presents the basis used for calculating long-term care statutory active life reserves for PTNA and ANIC as of December 31, 2008.

Active Life Valuation Standards Applied

The following summarizes the interest rates, mortality, lapse, and preliminary term method used in calculating the active life reserves for the long term care business:

Method:

Policies issued before 1994:	2-Year Preliminary Term
Policies issued after 1993:	1-Year Preliminary Term

Decrement:

For policies issued before 2005, the total decrement rate is equal to:

(i) 1 - (1 - 1983 GAM ALB sex-distinct mortality rate), times

(ii) 1 - the lesser of 8% or 80% of the basic lapse rate in years 1-4; or

(iii) 1 - the lesser of 4% or 100% of the basic lapse rate in years 5+

For policies issued in 2005 and later, the total decrement rate is equal to:

(i) 1 - (1 - 1994 GAM ALB sex-distinct mortality rate), times

(ii) 1 - the lesser of (a) 80% of the basic lapse rate and (b) 6% in year 1, 4% in years 2-4, and 2% in years 5+.

Interest Rate:

Policies issued before 1987:	6.0%
Policies issued from 1987 to 1992:	5.5%
Policies issued from 1993 to 1994:	5.0%
Policies issued from 1995 to 2005:	4.5%
Policies issued from 2006 and later:	4.0%

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For policies issued prior to 2002 and formerly reinsured with Imagine, the claim costs are based on the Companies' experience from 1993-2006. The claim costs underlying the reserves for all other blocks of business are based on a review of the Companies' experience from 1993-2002.

For policies issued prior to 2002, a factor table was used to reflect changes in morbidity by age and duration over time. For business issued in 2002 and later, no morbidity improvement and no factor table is used. Also for business issued 2002 and later, the claim costs include ultimate improvements due to enhanced claims adjudication procedures of 4% for Nursing Home, 7% for Home Health Care and 5.5% for Comprehensive.

Approach to Calculation of Mid-Terminal Reserves

The net Unearned Premium plus Mid-Terminal Approach (but not less than Gross Unearned Premium), which has been used by the Company for prior estimates of active life reserves, has been retained.

Claim Reserve Methodology

The claim reserve assumptions and methods are described in Milliman's report on Statutory Claim Reserve Development as of December 31, 2008.

The Company does not hold an explicit reserve for waiver of premium benefits. This treatment is consistent with the Companies' administrative practices and the calculation of active life reserves.

Appendix A: PTNA Business - Routine Scenario
Statutory Projection as of 12/31/2008
Assumes initial surplus is ($222,719,823)

Year Surplus Turns Positive: 2020
Year RBC Ratio Exceeds 200%: 2022

Routine Scenario	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Earned Premium		238,120,193	224,239,097	208,904,885	195,516,214	182,543,585	170,441,294	159,401,825	148,931,977	138,853,472	128,994,315
Net Investment Income		48,753,543	54,954,422	60,325,745	63,636,789	66,568,553	69,527,184	72,291,305	74,101,498	75,678,185	77,719,454
Net Investment Earnings Rate		5.19%	5.43%	5.68%	5.78%	5.90%	6.04%	6.17%	6.23%	6.27%	6.36%
Total Income		286,873,736	279,193,519	269,230,630	259,153,003	249,112,139	239,968,478	231,693,130	223,033,475	214,531,658	206,713,769
Total Incurred Claims		198,518,853	206,224,242	200,758,953	193,210,631	188,217,884	182,523,980	177,226,809	176,490,274	175,050,825	173,297,968
Total Expenses		53,039,150	30,699,164	28,499,961	26,638,542	24,962,481	23,451,145	22,098,032	20,949,850	19,975,930	19,129,000
Change Addl Reserves		38,707,596	42,592,382	38,255,908	31,480,293	23,732,926	17,932,519	10,776,148	987,618	-5,079,421	-3,436,460
Total Disbursements		290,265,598	279,515,788	267,514,822	251,329,466	236,913,292	223,907,643	210,100,988	198,427,742	189,947,333	188,990,508
Incurred Loss Ratio		82.59%	91.55%	95.87%	98.74%	103.32%	107.59%	111.99%	119.86%	128.01%	136.96%
Expenses / Earned Premium		19.65%	11.10%	11.05%	11.04%	11.09%	11.17%	11.28%	11.49%	11.81%	12.26%
Pre-tax Profit		-3,391,862	-322,268	1,715,808	7,823,536	12,198,846	16,060,835	21,592,141	24,605,733	24,584,324	17,723,261
Change in IMR		0	0	0	0	0	0	0	0	0	0
Capital Gains		29,518	8,540	3,255	732	-594	-9,066	-19,524	-30,417	-29,724	-32,273
Federal Income Tax		993,472	0	0	23,731	53,615	81,586	127,129	150,687	-534,617	781,350
Reported After-tax Profit		-4,355,816	-313,728	1,719,064	7,800,538	12,144,637	15,970,182	21,445,487	24,424,630	25,089,217	16,909,637

Ending Reserves	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Claim Reserve	421,458,876	450,279,242	482,845,929	491,647,335	487,407,411	478,284,172	467,854,371	458,222,573	451,986,489	450,112,605	451,943,034
Unearned Premium Reserve	60,266,441	58,655,643	54,479,426	50,903,621	47,659,694	44,345,266	41,409,650	38,689,977	36,071,059	33,575,931	31,116,935
Stat Additional Reserve	696,007,292	734,714,888	777,307,270	815,563,178	847,043,471	870,776,397	888,708,917	899,485,065	900,472,683	895,393,261	891,956,802
Ceded Reserves	0	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	1,177,732,609	1,243,649,773	1,314,632,625	1,358,114,134	1,382,110,575	1,393,405,836	1,397,972,938	1,396,397,614	1,388,530,231	1,379,081,797	1,375,016,771
Other Balances			92%	92%	92%						
Units Inforce	13,739,964	12,409,791	11,378,237	10,447,472	9,605,895	8,832,634	8,118,370	7,456,936	6,835,372	6,260,376	5,721,658
Annualized Premium Inforce	241,198,995	234,976,971	218,344,576	204,111,820	191,186,667	177,995,171	166,273,032	155,404,650	144,933,005	134,948,565	125,090,182
Tax Additional Reserve	607,658,034	643,164,042	681,753,113	716,026,067	743,667,915	763,688,856	777,931,184	784,875,525	782,477,293	773,755,665	766,888,767
Surplus	-222,719,823	-226,125,560	-222,926,129	-217,726,701	-205,960,907	-189,373,667	-168,412,138	-141,789,389	-111,877,372	-81,035,052	-58,334,630
ACL Risk Based Capital	25,863,103	35,207,883	33,793,351	32,488,726	31,842,942	31,089,145	30,383,457	29,687,062	29,199,089	28,890,236	28,647,599
RBC Ratio	**-861%**	**-642%**	**-660%**	**-670%**	**-647%**	**-609%**	**-554%**	**-478%**	**-383%**	**-280%**	**-204%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix A: PTNA Business - Routine Scenario
Statutory Projection as of 12/31/2008
Assumes initial surplus is ($222,719,823)

Year Surplus Turns Positive: 2020
Year RBC Ratio Exceeds 200%: 2022

Routine Scenario	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Earned Premium	119,479,159	110,175,194	99,933,137	89,978,350	80,848,333	72,468,973	64,790,069	57,763,057	51,328,677	45,451,150
Net Investment Income	79,399,654	81,390,766	82,391,428	82,875,251	82,989,406	82,421,918	81,788,407	80,635,524	78,619,516	76,497,244
Net Investment Earnings Rate	6.42%	6.51%	6.54%	6.58%	6.62%	6.64%	6.69%	6.74%	6.76%	6.80%
Total Income	198,878,813	191,565,960	182,324,566	172,853,601	163,837,739	154,890,891	146,578,476	138,398,581	129,948,193	121,948,393
Total Incurred Claims	161,734,613	156,392,746	157,302,647	155,629,657	154,034,672	152,878,775	152,687,225	154,347,437	152,659,641	147,983,391
Total Expenses	18,351,672	17,595,892	16,816,564	16,103,527	15,461,095	14,867,549	14,287,999	13,699,750	13,120,627	12,589,030
Change Addl Reserves	-5,387,906	-10,994,939	-12,527,593	-16,217,696	-20,659,215	-24,754,447	-29,082,957	-34,104,769	-36,744,056	-37,160,722
Total Disbursements	174,698,379	162,993,699	161,591,618	155,515,487	148,836,552	142,991,876	137,892,267	133,942,419	129,036,212	123,411,699
Incurred Loss Ratio	138.15%	145.38%	162.33%	179.49%	198.97%	221.76%	249.45%	284.97%	319.29%	351.59%
Expenses / Earned Premium	12.79%	13.41%	14.28%	15.35%	16.58%	17.97%	19.51%	21.18%	23.03%	25.17%
Pre-tax Profit	24,180,434	28,572,261	20,732,947	17,338,113	15,001,188	11,899,014	8,686,209	4,456,162	911,981	-1,463,306
Change in IMR	0	-26,065	-66,687	-65,530	3,068	-207,337	-432,697	-315,478	-465,833	414,613
Capital Gains	-30,037	20,044	138,196	196,846	153,289	600,599	1,341,333	1,579,385	2,416,911	1,317,285
Federal Income Tax	153,787	183,364	128,637	102,226	82,621	61,650	41,918	7,431	0	0
Reported After-tax Profit	23,996,610	28,382,876	20,675,820	17,367,203	15,074,924	12,230,626	9,552,927	5,712,638	2,863,059	268,592

Ending Reserves	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Claim Reserve	451,754,568	447,640,897	445,240,222	442,517,400	439,015,194	435,495,848	432,627,006	430,193,988	426,750,300	421,280,577
Unearned Premium Reserve	28,754,721	26,443,801	23,800,626	21,395,077	19,187,501	17,165,362	15,315,403	13,619,959	12,078,453	10,670,836
Stat Additional Reserve	886,568,896	875,573,957	863,046,364	846,828,668	826,169,453	801,415,006	772,332,049	738,227,280	701,483,224	664,322,502
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	1,367,078,185	1,349,658,655	1,332,087,213	1,310,741,146	1,284,372,148	1,254,076,216	1,220,274,458	1,182,041,228	1,140,311,977	1,096,273,915
Other Balances										
Units Inforce	5,227,849	4,763,824	4,340,060	3,950,415	3,588,105	3,251,728	2,939,771	2,648,635	2,380,852	2,132,840
Annualized Premium Inforce	115,627,729	106,365,320	95,762,589	86,111,759	77,251,983	69,132,963	61,700,957	54,887,104	48,688,757	43,022,766
Tax Additional Reserve	758,018,705	744,089,014	728,916,821	710,562,467	688,288,777	662,403,106	632,691,959	599,076,042	563,233,349	527,777,059
Surplus	-28,156,389	6,761,636	33,823,594	57,650,592	79,311,836	98,222,112	114,590,400	127,296,109	137,279,185	144,870,600
ACL Risk Based Capital	28,203,298	27,599,684	27,182,620	26,923,027	26,616,961	26,335,280	26,107,760	25,955,829	25,744,069	25,161,178
RBC Ratio	**-100%**	**24%**	**124%**	**214%**	**298%**	**373%**	**439%**	**490%**	**533%**	**576%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix A: PTNA Business - Routine Scenario
Statutory Projection as of 12/31/2008
Assumes initial surplus is ($222,719,823)

Year Surplus Turns Positive: 2020
Year RBC Ratio Exceeds 200%: 2022

Routine Scenario	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Earned Premium	40,148,472	35,320,933	30,945,969	27,044,296	23,546,115	20,416,572	17,624,441	15,142,021	12,945,266	11,010,992
Net Investment Income	73,674,216	71,601,771	68,391,285	65,527,456	63,932,827	60,627,901	56,774,223	52,583,654	48,275,966	43,961,984
Net Investment Earnings Rate	6.79%	6.88%	6.90%	6.99%	7.26%	7.36%	7.43%	7.47%	7.52%	7.58%
Total Income	113,822,688	106,922,704	99,337,253	92,571,752	87,478,943	81,044,474	74,398,664	67,725,676	61,221,232	54,972,977
Total Incurred Claims	140,949,120	138,809,122	136,668,685	132,662,850	127,636,603	122,930,281	118,743,209	114,556,804	108,484,042	100,373,513
Total Expenses	12,094,238	11,589,044	11,050,488	10,514,610	9,997,625	9,483,512	8,944,758	8,361,004	7,750,461	7,158,754
Change Addl Reserves	-37,709,816	-40,122,571	-40,848,457	-41,005,743	-41,427,026	-41,566,734	-41,163,493	-40,037,474	-38,073,843	-35,782,312
Total Disbursements	115,333,542	110,275,595	106,870,716	102,171,717	96,207,201	90,847,059	86,524,475	82,880,333	78,160,660	71,749,955
Incurred Loss Ratio	381.14%	429.53%	486.03%	543.26%	603.94%	674.94%	760.04%	858.92%	957.14%	1046.85%
Expenses / Earned Premium	27.59%	30.28%	33.19%	36.36%	39.94%	43.94%	48.24%	52.71%	57.37%	62.51%
Pre-tax Profit	-1,510,854	-3,352,890	-7,533,463	-9,599,965	-8,728,259	-9,802,586	-12,125,811	-15,154,657	-16,939,429	-16,776,978
Change in IMR	868,737	268,351	24,858	0	0	0	-178,065	-820,605	74,193	90,522
Capital Gains	0	0	0	0	0	0	456,577	2,033,369	1,126,192	1,333,208
Federal Income Tax	0	0	0	0	0	0	0	0	0	0
Reported After-tax Profit	-642,117	-3,084,539	-7,508,605	-9,599,965	-8,728,259	-9,802,586	-11,847,299	-13,941,894	-15,739,044	-15,353,248

Ending Reserves	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Claim Reserve	414,707,542	408,344,058	402,065,536	394,427,751	384,951,873	374,324,372	363,266,769	351,668,907	338,576,586	322,971,931
Unearned Premium Reserve	9,405,018	8,249,464	7,213,683	6,288,664	5,460,757	4,721,667	4,063,487	3,479,323	2,965,672	2,513,684
Stat Additional Reserve	626,612,686	586,490,115	545,641,659	504,635,916	463,208,889	421,642,155	380,478,662	340,441,188	302,367,345	266,585,033
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	1,050,725,246	1,003,083,638	954,920,878	905,352,330	853,621,519	800,688,195	747,808,918	695,589,418	643,909,603	592,070,649
Other Balances										
Units Inforce	1,907,379	1,698,544	1,507,598	1,334,756	1,177,416	1,034,538	905,181	788,369	683,662	589,486
Annualized Premium Inforce	37,929,797	33,278,975	29,108,650	25,383,629	22,048,247	19,069,848	16,416,434	14,060,792	11,988,478	10,163,048
Tax Additional Reserve	491,985,827	454,599,193	417,299,341	380,690,715	344,547,062	309,097,246	274,694,608	241,847,116	211,180,852	183,156,773
Surplus	151,725,040	156,413,398	156,831,163	155,544,825	155,465,806	154,537,497	151,892,710	147,480,528	141,516,353	136,377,573
ACL Risk Based Capital	24,493,283	23,887,647	23,388,377	22,835,692	22,188,794	21,512,429	20,846,530	20,170,802	19,410,378	18,513,501
RBC Ratio	**619%**	**655%**	**671%**	**681%**	**701%**	**718%**	**729%**	**731%**	**729%**	**737%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix A: PTNA Business - Immediate Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is ($222,719,823)

Year Surplus Turns Positive: 2013
Year RBC Ratio Exceeds 200%: 2015

Immediate Implementation	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Earned Premium		238,120,193	285,715,333	255,831,225	232,287,693	210,932,571	191,482,839	173,811,323	157,640,621	142,792,089	129,100,759
Net Investment Income		48,753,501	56,657,166	65,028,057	70,787,340	75,819,488	80,668,190	84,452,099	86,717,999	88,441,856	90,608,351
Net Investment Earnings Rate		5.19%	5.39%	5.64%	5.75%	5.88%	6.03%	6.16%	6.22%	6.27%	6.36%
Total Income		286,873,693	342,372,499	320,859,282	303,075,033	286,752,059	272,151,029	258,263,422	244,358,621	231,233,945	219,709,110
Total Incurred Claims		197,616,474	211,155,444	207,395,824	199,197,005	193,431,288	187,018,160	181,440,293	182,214,428	181,058,918	177,742,000
Total Expenses		53,039,150	32,269,048	29,538,840	27,443,109	25,578,639	23,893,761	22,387,550	21,106,834	20,019,922	19,079,171
Change Addl Reserves		38,707,596	10,214,545	42,226,463	35,391,324	27,023,205	21,565,073	14,521,198	4,625,743	-1,649,526	-379,359
Total Disbursements		289,363,220	253,639,037	279,161,126	262,031,439	246,033,132	232,476,993	218,349,042	207,947,006	199,429,314	196,441,812
Incurred Loss Ratio		82.19%	72.48%	79.85%	84.75%	91.09%	97.49%	104.74%	116.85%	129.01%	140.87%
Expenses / Earned Premium		19.65%	8.57%	8.98%	9.24%	9.56%	9.91%	10.31%	10.82%	11.46%	12.22%
Pre-tax Profit		-2,489,526	88,733,462	41,698,155	41,043,595	40,718,927	39,674,036	39,914,380	36,411,615	31,804,631	23,267,298
Change in IMR		0	0	0	0	0	0	0	0	0	0
Capital Gains		29,518	10,053	1,796	-23	-840	-9,908	-20,125	-30,828	-29,577	-32,169
Federal Income Tax		993,472	623,718	275,814	267,014	305,273	8,506,932	12,155,815	11,054,078	9,486,910	7,100,030
Reported After-tax Profit		-3,453,480	88,119,797	41,424,137	40,776,558	40,412,815	31,157,197	27,738,441	25,326,709	22,288,144	16,135,099

Ending Reserves	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Claim Reserve	421,458,876	449,368,010	482,134,284	494,768,555	492,299,984	483,515,248	472,721,587	462,373,354	455,271,394	452,457,254	453,282,466
Unearned Premium Reserve	60,266,441	58,655,643	68,249,390	61,831,933	56,107,580	50,884,752	46,156,440	41,849,423	37,885,990	34,274,662	30,934,906
Stat Additional Reserve	696,007,292	734,714,888	744,929,433	787,155,896	822,547,220	849,570,425	871,135,497	885,656,695	890,282,439	888,632,913	888,253,554
Ceded Reserves	0	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	1,177,732,609	1,242,738,541	1,295,313,107	1,343,756,383	1,370,954,784	1,383,970,424	1,390,013,524	1,389,879,472	1,383,439,823	1,375,364,829	1,372,470,926
Other Balances			90%	92%	92%						
Units Inforce	13,739,964	12,409,791	11,145,294	10,253,414	9,445,737	8,699,202	8,010,901	7,373,089	6,772,306	6,215,268	5,691,535
Annualized Premium Inforce	241,198,995	234,976,971	273,630,503	247,985,456	225,097,040	204,240,887	185,318,468	168,074,555	152,202,849	137,735,530	124,340,160
Tax Additional Reserve	607,658,034	643,164,042	651,436,823	689,569,444	720,998,560	744,210,686	761,931,789	772,436,589	773,465,519	767,946,204	763,897,579
Surplus	-222,719,823	-225,224,200	-124,997,187	-76,457,402	-28,519,527	19,172,208	57,873,801	93,070,281	125,828,318	155,643,702	179,197,052
ACL Risk Based Capital	25,944,602	35,136,508	35,469,626	33,419,021	33,035,321	32,095,279	31,169,473	30,279,134	29,670,765	29,267,719	28,888,983
RBC Ratio	**-858%**	**-641%**	**-352%**	**-229%**	**-86%**	**60%**	**186%**	**307%**	**424%**	**532%**	**620%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix A: PTNA Business - Immediate Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is ($222,719,823)

Year Surplus Turns Positive: 2013
Year RBC Ratio Exceeds 200%: 2015

Immediate Implementation	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Earned Premium	116,623,540	105,117,614	94,522,257	84,943,000	76,184,332	68,169,021	60,844,055	54,154,757	48,047,578	42,480,755
Net Investment Income	92,476,702	94,614,495	95,479,159	95,958,771	96,185,795	95,795,320	95,521,662	94,793,788	93,276,391	91,853,321
Net Investment Earnings Rate	6.42%	6.51%	6.54%	6.58%	6.62%	6.64%	6.69%	6.74%	6.76%	6.80%
Total Income	209,100,242	199,732,109	190,001,416	180,901,771	172,370,127	163,964,341	156,365,717	148,948,545	141,323,969	134,334,076
Total Incurred Claims	166,754,836	156,525,240	156,813,676	154,579,790	152,609,156	151,473,778	151,385,266	152,980,258	151,006,838	146,361,494
Total Expenses	18,224,832	17,408,076	16,616,930	15,901,824	15,266,183	14,678,595	14,104,704	13,522,826	12,950,496	12,424,885
Change Addl Reserves	-2,707,551	-8,582,049	-12,478,982	-16,200,213	-20,658,426	-24,769,270	-29,098,218	-34,142,301	-36,811,107	-37,224,467
Total Disbursements	182,272,118	165,351,267	160,951,625	154,281,401	147,216,913	141,383,103	136,391,752	132,360,782	127,146,227	121,561,913
Incurred Loss Ratio	146.75%	153.36%	172.16%	190.08%	210.62%	235.27%	265.38%	303.67%	340.16%	375.15%
Expenses / Earned Premium	13.07%	14.00%	15.03%	16.17%	17.49%	18.99%	20.64%	22.43%	24.41%	26.71%
Pre-tax Profit	26,828,124	34,380,842	29,049,791	26,620,370	25,153,213	22,581,238	19,973,965	16,587,763	14,177,742	12,772,164
Change in IMR	0	-44,089	-131,046	-56,280	38,811	-199,816	-422,240	-275,040	-473,807	441,790
Capital Gains	-30,025	54,784	299,026	276,890	179,462	638,094	1,375,796	1,538,407	2,432,314	1,267,607
Federal Income Tax	8,056,400	10,740,562	9,001,588	8,112,969	7,516,943	6,736,120	6,019,688	4,607,013	4,030,024	2,945,842
Reported After-tax Profit	18,741,699	23,650,975	20,216,182	18,728,011	17,854,543	16,283,397	14,907,832	13,244,117	12,106,225	11,535,719

Ending Reserves	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Claim Reserve	456,125,179	450,832,627	447,130,382	443,077,669	438,337,590	433,950,224	430,467,638	427,560,745	423,757,456	418,016,888
Unearned Premium Reserve	27,900,789	25,094,889	22,538,461	20,219,880	18,098,529	16,161,481	14,393,940	12,777,079	11,312,495	9,977,385
Stat Additional Reserve	885,546,003	876,963,954	864,484,972	848,284,759	827,626,333	802,857,063	773,758,845	739,616,544	702,805,436	665,580,969
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	1,369,571,971	1,352,891,470	1,334,153,815	1,311,582,308	1,284,062,452	1,252,968,768	1,218,620,423	1,179,954,367	1,137,875,388	1,093,575,241
Other Balances										
Units Inforce	5,209,647	4,755,550	4,333,172	3,944,615	3,583,241	3,247,658	2,936,389	2,645,854	2,378,553	2,130,979
Annualized Premium Inforce	112,179,806	100,930,270	90,678,473	81,379,127	72,867,559	65,091,935	57,992,367	51,495,333	45,606,965	40,233,051
Tax Additional Reserve	757,469,817	745,704,975	730,562,041	712,205,712	689,910,427	663,985,135	634,231,398	600,549,649	564,613,913	529,066,475
Surplus	205,785,559	237,542,430	265,930,368	292,940,268	319,232,826	344,089,309	367,759,664	389,991,855	411,306,038	432,344,015
ACL Risk Based Capital	28,428,383	27,656,584	27,176,450	26,866,472	26,513,430	26,205,666	25,966,532	25,805,852	25,473,277	24,888,741
RBC Ratio	**724%**	**859%**	**979%**	**1090%**	**1204%**	**1313%**	**1416%**	**1511%**	**1615%**	**1737%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix A: PTNA Business - Immediate Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is ($222,719,823)

Year Surplus Turns Positive: 2013
Year RBC Ratio Exceeds 200%: 2015

Immediate Implementation	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Earned Premium	37,470,735	32,926,920	28,815,322	25,154,155	21,877,801	18,951,419	16,345,409	14,032,090	11,987,933	10,190,074
Net Investment Income	89,769,814	88,852,974	86,539,281	85,041,266	85,535,580	83,997,429	81,956,686	79,702,168	77,487,975	75,554,818
Net Investment Earnings Rate	6.79%	6.89%	6.90%	6.99%	7.25%	7.36%	7.42%	7.47%	7.51%	7.57%
Total Income	127,240,549	121,779,894	115,354,603	110,195,421	107,413,382	102,948,848	98,302,096	93,734,258	89,475,908	85,744,892
Total Incurred Claims	139,497,366	137,348,173	135,140,723	131,123,848	126,125,152	121,437,698	117,270,965	113,057,549	106,971,631	98,934,376
Total Expenses	11,935,246	11,435,286	10,903,114	10,373,800	9,862,858	9,354,342	8,821,169	8,244,200	7,641,404	7,057,290
Change Addl Reserves	-37,809,120	-40,193,002	-40,920,731	-41,088,831	-41,515,503	-41,657,814	-41,248,541	-40,116,763	-38,151,147	-35,852,704
Total Disbursements	113,623,493	108,590,457	105,123,106	100,408,817	94,472,508	89,134,226	84,843,593	81,184,985	76,461,888	70,138,961
Incurred Loss Ratio	407.60%	459.81%	520.55%	582.23%	647.73%	724.25%	815.90%	921.86%	1026.77%	1122.84%
Expenses / Earned Premium	29.32%	32.20%	35.31%	38.72%	42.56%	46.84%	51.45%	56.24%	61.24%	66.76%
Pre-tax Profit	13,617,056	13,189,437	10,231,497	9,786,604	12,940,874	13,814,622	13,458,502	12,549,273	13,014,020	15,605,931
Change in IMR	852,423	248,066	21,228	0	0	0	-210,566	-817,444	54,851	58,266
Capital Gains	0	0	0	0	0	0	539,914	2,075,781	1,215,751	1,471,199
Federal Income Tax	2,821,376	2,479,064	1,244,601	871,178	1,734,413	1,835,105	1,748,003	1,883,906	1,733,054	2,665,516
Reported After-tax Profit	11,648,104	10,958,439	9,008,125	8,915,426	11,206,461	11,979,517	12,039,847	11,923,704	12,551,568	14,469,880

Ending Reserves	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Claim Reserve	411,232,272	404,680,077	398,203,824	390,406,763	380,827,370	370,137,080	359,040,636	347,398,706	334,290,074	318,727,849
Unearned Premium Reserve	8,780,998	7,692,765	6,718,058	5,849,525	5,073,503	4,382,164	3,767,729	3,223,139	2,745,188	2,324,733
Stat Additional Reserve	627,771,849	587,578,847	546,658,117	505,569,286	464,053,784	422,395,970	381,147,429	341,030,665	302,879,518	267,026,814
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	1,047,785,119	999,951,689	951,579,999	901,825,575	849,954,657	796,915,213	743,955,794	691,652,511	639,914,781	588,079,396
Other Balances										
Units Inforce	1,905,780	1,697,251	1,506,565	1,333,917	1,176,740	1,033,990	904,735	788,009	683,370	589,260
Annualized Premium Inforce	35,419,680	31,039,898	27,115,401	23,617,677	20,491,030	17,704,711	15,227,262	13,030,789	11,102,035	9,403,395
Tax Additional Reserve	493,153,313	455,668,166	418,271,021	381,560,483	345,315,260	309,766,134	275,272,698	242,342,752	211,600,175	183,510,186
Surplus	453,767,100	474,870,768	494,296,668	514,169,684	536,797,895	560,545,556	584,816,311	609,442,232	635,095,812	663,313,986
ACL Risk Based Capital	24,232,196	23,637,683	23,143,521	22,597,477	21,960,354	21,294,753	20,639,420	19,972,944	19,222,321	18,338,862
RBC Ratio	**1873%**	**2009%**	**2136%**	**2275%**	**2444%**	**2632%**	**2833%**	**3051%**	**3304%**	**3617%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix A: PTNA Business - 3-Year Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is ($222,719,823)

Year Surplus Turns Positive: 2015
Year RBC Ratio Exceeds 200%: 2016

3-Year Implementation	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Earned Premium		238,120,193	239,588,766	236,397,320	234,063,426	211,647,575	192,136,091	174,408,924	158,187,363	143,292,079	129,557,658
Net Investment Income		48,753,532	55,399,447	61,859,328	67,028,590	72,060,250	76,698,232	80,838,071	83,610,262	85,496,573	87,506,463
Net Investment Earnings Rate		5.19%	5.42%	5.66%	5.75%	5.88%	6.03%	6.17%	6.22%	6.27%	6.36%
Total Income		286,873,724	294,988,213	298,256,649	301,092,016	283,707,825	268,834,323	255,246,996	241,797,625	228,788,652	217,064,121
Total Incurred Claims		198,270,939	207,756,038	203,960,725	198,492,858	193,845,739	187,430,248	181,848,066	182,507,052	181,211,999	177,864,810
Total Expenses		53,039,150	31,086,102	29,185,133	27,597,875	25,654,880	23,964,268	22,453,480	21,169,037	20,079,093	19,136,106
Change Addl Reserves		38,707,596	35,172,192	31,171,814	23,882,192	27,154,604	21,675,786	14,620,668	4,713,671	-1,574,185	-317,059
Total Disbursements		290,017,684	274,014,331	264,317,672	249,972,925	246,655,223	233,070,302	218,922,215	208,389,760	199,716,907	196,683,857
Incurred Loss Ratio		82.48%	86.02%	85.43%	83.75%	90.97%	97.36%	104.60%	116.62%	128.65%	140.44%
Expenses / Earned Premium		19.65%	10.35%	9.72%	9.16%	9.55%	9.90%	10.31%	10.82%	11.45%	12.21%
Pre-tax Profit		-3,143,960	20,973,882	33,938,977	51,119,091	37,052,602	35,764,021	36,324,781	33,407,865	29,071,745	20,380,263
Change in IMR		0	0	0	0	0	0	0	0	0	0
Capital Gains		29,518	9,145	2,762	-53	-918	-10,022	-20,080	-30,768	-29,568	-32,170
Federal Income Tax		993,472	133,042	213,759	339,437	236,345	223,786	-1,484,622	5,406,576	8,698,610	6,255,617
Reported After-tax Profit		-4,107,913	20,849,984	33,727,980	50,779,602	36,815,338	35,530,214	37,789,323	27,970,521	20,343,567	14,092,476

Ending Reserves	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Claim Reserve	421,458,876	450,028,957	482,720,628	492,590,820	490,053,810	482,935,275	473,129,491	463,306,839	456,450,050	453,746,134	454,640,690
Unearned Premium Reserve	60,266,441	58,655,643	57,648,564	56,891,340	56,294,934	51,055,838	46,312,838	41,992,505	38,016,859	34,394,305	31,044,189
Stat Additional Reserve	696,007,292	734,714,888	769,887,080	801,058,894	824,941,086	852,095,690	873,771,475	888,392,143	893,105,814	891,531,629	891,214,570
Ceded Reserves	0	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	1,177,732,609	1,243,399,488	1,310,256,272	1,350,541,054	1,371,289,831	1,386,086,803	1,393,213,804	1,393,691,487	1,387,572,724	1,379,672,068	1,376,899,450
Other Balances			91%	91%	92%						
Units Inforce	13,739,964	12,409,791	11,323,878	10,352,329	9,473,074	8,724,514	8,034,362	7,394,859	6,792,498	6,233,982	5,708,861
Annualized Premium Inforce	241,198,995	234,976,971	231,063,878	228,146,468	225,850,163	204,928,619	185,947,156	168,649,718	152,728,922	138,216,473	124,779,459
Tax Additional Reserve	607,658,034	643,164,042	674,807,253	702,485,526	723,130,556	746,460,522	764,279,153	774,869,230	775,970,757	770,510,368	766,506,798
Surplus	-222,719,823	-225,878,290	-199,763,995	-159,339,797	-100,023,535	-56,153,877	-13,322,233	31,661,741	66,792,627	94,384,160	115,608,744
ACL Risk Based Capital	25,885,341	35,188,227	34,201,380	33,724,216	33,510,544	31,951,453	31,230,740	30,353,991	29,748,892	29,342,318	28,960,732
RBC Ratio	**-860%**	**-642%**	**-584%**	**-472%**	**-298%**	**-176%**	**-43%**	**104%**	**225%**	**322%**	**399%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix A: PTNA Business - 3-Year Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is ($222,719,823)

Year Surplus Turns Positive: 2015
Year RBC Ratio Exceeds 200%: 2016

3-Year Implementation	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Earned Premium	117,042,572	105,500,539	94,868,882	85,258,115	76,470,360	68,428,110	61,078,200	54,365,802	48,237,253	42,650,686
Net Investment Income	89,212,785	91,152,464	91,829,357	92,124,646	92,153,152	91,561,148	91,051,020	90,080,571	88,346,584	86,658,321
Net Investment Earnings Rate	6.42%	6.51%	6.55%	6.58%	6.62%	6.64%	6.70%	6.74%	6.76%	6.80%
Total Income	206,255,357	196,653,003	186,698,239	177,382,760	168,623,513	159,989,258	152,129,220	144,446,373	136,583,837	129,309,008
Total Incurred Claims	167,167,529	156,716,678	157,291,421	155,068,696	153,094,853	151,949,766	151,862,282	153,492,455	151,539,721	146,888,646
Total Expenses	18,280,390	17,462,633	16,669,813	15,953,082	15,316,149	14,727,723	14,153,401	13,570,688	12,997,146	12,470,546
Change Addl Reserves	-2,639,886	-8,578,016	-12,473,360	-16,204,264	-20,678,212	-24,804,261	-29,152,478	-34,212,133	-36,893,192	-37,319,546
Total Disbursements	182,808,033	165,601,296	161,487,874	154,817,515	147,732,790	141,873,227	136,863,205	132,851,010	127,643,675	122,039,645
Incurred Loss Ratio	146.57%	152.96%	172.04%	189.96%	210.48%	235.09%	265.17%	303.46%	339.98%	374.96%
Expenses / Earned Premium	13.06%	14.00%	15.02%	16.16%	17.48%	18.98%	20.63%	22.42%	24.41%	26.70%
Pre-tax Profit	23,447,324	31,051,707	25,210,365	22,565,246	20,890,723	18,116,030	15,266,015	11,595,362	8,940,162	7,269,363
Change in IMR	0	-39,024	-124,450	-58,814	34,353	-197,939	-424,306	-282,351	-475,837	437,305
Capital Gains	-30,021	45,045	279,010	266,883	176,266	626,336	1,369,289	1,544,847	2,436,146	1,279,323
Federal Income Tax	7,038,434	9,646,096	7,655,432	6,686,629	6,022,880	5,168,361	4,368,764	2,860,871	2,196,931	1,022,058
Reported After-tax Profit	16,378,870	21,411,631	17,709,493	16,086,686	15,078,461	13,376,066	11,842,235	9,996,987	8,703,540	7,963,932

Ending Reserves	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Claim Reserve	457,546,777	452,054,126	448,402,309	444,393,387	439,680,792	435,309,504	431,840,977	428,970,097	425,207,982	419,493,968
Unearned Premium Reserve	28,001,597	25,185,948	22,621,180	20,295,043	18,166,684	16,223,153	14,449,609	12,827,188	11,357,469	10,017,613
Stat Additional Reserve	888,574,684	879,996,668	867,523,308	851,319,045	830,640,833	805,836,572	776,684,093	742,471,960	705,578,768	668,259,222
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	1,374,123,058	1,357,236,741	1,338,546,797	1,316,007,474	1,288,488,309	1,257,369,229	1,222,974,679	1,184,269,245	1,142,144,219	1,097,770,803
Other Balances										
Units Inforce	5,225,841	4,770,382	4,346,821	3,957,182	3,594,788	3,258,245	2,946,073	2,654,689	2,386,591	2,138,268
Annualized Premium Inforce	112,585,040	101,296,314	91,010,994	81,681,272	73,141,534	65,339,851	58,216,147	51,696,769	45,787,754	40,394,766
Tax Additional Reserve	760,125,501	748,348,059	733,192,924	714,814,489	692,482,029	666,505,271	636,682,255	602,917,139	566,887,190	531,234,996
Surplus	139,509,395	168,704,938	194,247,579	218,256,611	241,391,941	262,935,106	283,108,433	301,637,513	319,068,614	336,026,396
ACL Risk Based Capital	28,506,930	27,732,088	27,254,314	26,951,027	26,598,659	26,291,200	26,052,783	25,894,166	25,570,298	24,985,824
RBC Ratio	**489%**	**608%**	**713%**	**810%**	**908%**	**1000%**	**1087%**	**1165%**	**1248%**	**1345%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix A: PTNA Business - 3-Year Implementation

Statutory Projection as of 12/31/2008

Assumes initial surplus is ($222,719,823)

Year Surplus Turns Positive: 2015
Year RBC Ratio Exceeds 200%: 2016

3-Year Implementation	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Earned Premium	37,623,009	33,062,677	28,935,181	25,260,059	21,971,007	19,033,089	16,416,686	14,093,979	12,041,384	10,235,946
Net Investment Income	84,330,744	83,011,416	80,436,595	78,512,756	78,292,952	76,202,169	73,610,842	70,773,263	67,938,966	65,292,686
Net Investment Earnings Rate	6.80%	6.89%	6.90%	6.99%	7.26%	7.36%	7.42%	7.47%	7.52%	7.58%
Total Income	121,953,752	116,074,093	109,371,776	103,772,814	100,263,959	95,235,258	90,027,527	84,867,243	79,980,350	75,528,632
Total Incurred Claims	140,012,010	137,862,738	135,685,267	131,673,263	126,659,248	121,955,860	117,776,831	113,575,228	107,487,710	99,422,402
Total Expenses	11,980,351	11,480,080	10,946,842	10,416,159	9,903,961	9,394,364	8,860,264	8,281,799	7,676,909	7,090,659
Change Addl Reserves	-37,899,544	-40,332,919	-41,058,493	-41,228,813	-41,661,670	-41,811,539	-41,410,788	-40,280,245	-38,309,588	-36,005,453
Total Disbursements	114,092,817	109,009,899	105,573,616	100,860,608	94,901,539	89,538,685	85,226,306	81,576,782	76,855,031	70,507,608
Incurred Loss Ratio	407.39%	459.58%	520.42%	582.15%	647.63%	724.14%	815.77%	921.91%	1027.05%	1123.22%
Expenses / Earned Premium	29.31%	32.19%	35.31%	38.71%	42.56%	46.84%	51.46%	56.25%	61.25%	66.77%
Pre-tax Profit	7,860,935	7,064,194	3,798,160	2,912,206	5,362,419	5,696,572	4,801,221	3,290,461	3,125,318	5,021,024
Change in IMR	857,174	252,017	21,873	0	0	0	-202,346	-813,901	55,308	59,215
Capital Gains	0	0	0	0	0	0	518,836	2,055,297	1,197,393	1,450,493
Federal Income Tax	805,837	332,340	0	0	0	0	0	0	0	0
Reported After-tax Profit	7,912,272	6,983,871	3,820,033	2,912,206	5,362,419	5,696,572	5,117,711	4,531,857	4,378,019	6,530,732

Ending Reserves	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Claim Reserve	412,721,590	406,179,670	399,734,452	391,964,774	382,394,677	371,699,583	360,590,357	348,947,606	335,837,501	320,252,997
Unearned Premium Reserve	8,817,172	7,724,693	6,746,292	5,874,433	5,095,370	4,401,298	3,784,391	3,237,571	2,757,621	2,335,360
Stat Additional Reserve	630,359,679	590,026,760	548,968,267	507,739,453	466,077,784	424,266,245	382,855,457	342,575,212	304,265,623	268,260,170
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	1,051,898,441	1,003,931,123	955,449,011	905,578,661	853,567,831	800,367,126	747,230,205	694,760,389	642,860,745	590,848,527
Other Balances										
Units Inforce	1,912,426	1,703,201	1,511,899	1,338,690	1,180,992	1,037,764	908,068	790,939	685,930	591,482
Annualized Premium Inforce	35,565,096	31,168,245	27,228,902	23,717,805	20,578,934	17,781,630	15,294,241	13,088,804	11,152,013	9,446,114
Tax Additional Reserve	495,219,646	457,591,601	420,054,821	383,205,357	346,819,212	311,127,481	276,489,637	243,418,267	212,542,325	184,328,005
Surplus	353,171,678	369,726,420	383,354,967	396,576,393	412,675,706	429,422,038	446,016,826	462,456,638	479,101,467	498,490,443
ACL Risk Based Capital	24,328,673	23,733,613	23,239,943	22,693,989	22,055,207	21,387,182	20,729,284	20,060,673	19,307,156	18,418,771
RBC Ratio	**1452%**	**1558%**	**1650%**	**1747%**	**1871%**	**2008%**	**2152%**	**2305%**	**2481%**	**2706%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix B: ANIC Business - Routine Scenario
Statutory Projection as of 12/31/2008
Assumes initial surplus is $4,879,099

Year Surplus Turns Positive: Immediately
Year RBC Ratio Exceeds 200%: 2010

Routine Scenario	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Earned Premium		22,056,086	21,048,479	19,740,034	18,538,500	17,459,178	16,461,063	15,528,969	14,648,767	13,792,526	12,964,253
Net Investment Income		5,593,786	6,473,841	7,473,055	8,249,590	9,176,798	10,341,622	11,139,755	11,795,076	12,477,422	13,104,392
Net Investment Earnings Rate		5.12%	5.49%	5.84%	6.03%	6.31%	6.73%	6.88%	6.94%	7.03%	7.07%
Total Income		27,649,872	27,522,321	27,213,089	26,788,090	26,635,976	26,802,685	26,668,724	26,443,843	26,269,948	26,068,645
Total Incurred Claims		14,080,715	13,546,901	13,476,428	13,847,710	14,104,846	14,176,765	14,168,567	14,561,937	14,344,117	14,634,747
Total Expenses		4,976,028	2,405,062	2,279,161	2,178,304	2,088,078	2,006,779	1,935,262	1,871,948	1,813,418	1,770,367
Change Addl Reserves		7,611,968	7,347,802	7,348,856	6,060,013	5,034,373	4,413,404	4,045,085	3,176,324	2,961,727	2,589,280
Total Disbursements		26,668,710	23,299,766	23,104,445	22,086,027	21,227,297	20,596,949	20,148,914	19,610,209	19,119,261	18,994,394
Incurred Loss Ratio		62.59%	63.06%	67.06%	73.71%	80.02%	85.55%	90.87%	99.38%	104.18%	113.48%
Expenses / Earned Premium		20.57%	9.43%	9.56%	9.76%	9.97%	10.20%	10.47%	10.79%	11.16%	11.67%
Pre-tax Profit		981,162	4,222,555	4,108,644	4,702,063	5,408,679	6,205,736	6,519,810	6,833,634	7,150,686	7,074,251
Change in IMR		0	0	0	0	0	0	0	0	0	0
Capital Gains		0	0	0	0	0	0	0	0	0	0
Federal Income Tax		593,869	1,418,153	1,410,948	1,595,202	1,820,489	2,143,569	2,301,740	2,368,225	2,506,220	2,484,928
Reported After-tax Profit		387,294	2,804,402	2,697,696	3,106,861	3,588,191	4,062,167	4,218,069	4,465,409	4,644,467	4,589,324

Ending Reserves	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Claim Reserve	27,369,859	27,412,420	27,223,140	27,114,348	27,162,624	27,341,105	27,612,300	27,974,398	28,458,971	29,078,777	29,938,705
Unearned Premium Reserve	5,726,282	5,380,551	5,164,825	4,816,223	4,534,630	4,272,275	4,025,908	3,801,053	3,580,036	3,371,122	3,163,324
Stat Additional Reserve	80,912,467	88,524,435	95,872,237	103,221,093	109,281,107	114,315,480	118,728,884	122,773,969	125,950,294	128,912,021	131,501,301
Ceded Reserves	0	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	114,008,608	121,317,406	128,260,203	135,151,665	140,978,361	145,928,860	150,367,092	154,549,420	157,989,301	161,361,919	164,603,329
Other Balances											
Units Inforce	1,475,920	1,344,645	1,250,013	1,170,029	1,095,475	1,025,155	959,280	897,626	838,433	783,358	730,967
Annualized Premium Inforce	23,072,572	21,497,955	20,563,061	19,196,523	18,085,075	17,023,520	16,042,120	15,136,230	14,249,364	13,410,597	12,579,253
Tax Additional Reserve	70,742,643	78,017,202	84,971,541	91,873,876	97,506,180	102,151,082	106,139,200	109,717,011	112,457,887	114,913,036	116,995,979
Surplus	4,879,099	5,829,178	9,342,337	12,822,702	16,787,957	21,230,560	26,221,906	31,399,168	36,886,555	42,639,658	48,430,443
ACL Risk Based Capital	3,317,484	6,726,920	4,590,046	3,806,369	3,742,960	3,717,145	3,679,742	3,628,285	3,606,956	3,574,585	3,541,877
RBC Ratio	**147%**	**87%**	**204%**	**337%**	**449%**	**571%**	**713%**	**865%**	**1023%**	**1193%**	**1367%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix B: ANIC Business - Routine Scenario
Statutory Projection as of 12/31/2008
Assumes initial surplus is $4,879,099

Year Surplus Turns Positive: Immediately
Year RBC Ratio Exceeds 200%: 2010

Routine Scenario	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Earned Premium	12,147,203	11,342,721	10,435,554	9,541,967	8,707,759	7,930,138	7,205,117	6,531,766	5,904,748	5,325,049
Net Investment Income	13,797,638	14,360,668	14,876,763	15,348,420	15,767,182	16,136,898	16,459,090	16,736,068	16,955,640	17,234,655
Net Investment Earnings Rate	7.15%	7.18%	7.20%	7.23%	7.25%	7.27%	7.29%	7.30%	7.32%	7.37%
Total Income	25,944,841	25,703,390	25,312,317	24,890,387	24,474,942	24,067,035	23,664,207	23,267,834	22,860,388	22,559,704
Total Incurred Claims	14,755,632	15,121,323	15,401,998	15,784,851	16,062,765	16,411,346	16,660,335	16,998,665	17,005,115	17,166,101
Total Expenses	1,734,952	1,700,931	1,660,929	1,625,632	1,597,637	1,576,629	1,555,377	1,530,544	1,503,374	1,484,004
Change Addl Reserves	1,926,280	952,788	663,022	-102,864	-870,412	-1,609,510	-2,279,873	-3,056,674	-3,464,742	-4,017,142
Total Disbursements	18,416,863	17,775,042	17,725,949	17,307,618	16,789,989	16,378,465	15,935,839	15,472,535	15,043,747	14,632,962
Incurred Loss Ratio	122.50%	134.96%	150.04%	168.92%	189.15%	213.09%	239.05%	270.16%	300.05%	337.12%
Expenses / Earned Premium	12.30%	13.02%	13.95%	15.07%	16.39%	17.92%	19.63%	21.48%	23.51%	25.92%
Pre-tax Profit	7,527,978	7,928,348	7,586,368	7,582,769	7,684,952	7,688,570	7,728,368	7,795,299	7,816,641	7,926,742
Change in IMR	0	0	0	-73	-13,618	-20,163	-20,983	-29,290	-25,216	-27,906
Capital Gains	0	0	0	126	25,549	50,729	76,214	117,665	144,264	182,578
Federal Income Tax	2,618,992	2,746,948	2,629,381	2,614,475	2,671,734	2,679,124	2,692,416	2,702,211	2,721,397	2,754,274
Reported After-tax Profit	4,908,986	5,181,400	4,956,988	4,968,345	5,025,149	5,040,013	5,091,183	5,181,462	5,214,292	5,327,140

Ending Reserves	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Claim Reserve	31,005,793	32,161,888	33,266,625	34,312,724	35,369,903	36,487,188	37,591,891	38,576,124	39,394,717	40,164,559
Unearned Premium Reserve	2,959,097	2,751,681	2,508,059	2,283,131	2,073,674	1,879,035	1,698,559	1,530,466	1,376,456	1,234,023
Stat Additional Reserve	133,427,580	134,380,368	135,043,390	134,940,526	134,070,114	132,460,604	130,180,730	127,124,056	123,659,314	119,642,172
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	167,392,470	169,293,937	170,818,074	171,536,381	171,513,690	170,826,826	169,471,180	167,230,645	164,430,486	161,040,754
Other Balances										
Units Inforce	681,344	632,973	588,404	546,335	506,132	467,965	431,718	397,114	364,657	333,888
Annualized Premium Inforce	11,767,938	10,950,330	10,011,870	9,142,311	8,330,569	7,574,805	6,871,895	6,215,575	5,611,550	5,050,162
Tax Additional Reserve	118,413,874	118,903,200	119,088,772	118,514,966	117,196,316	115,152,180	112,473,815	109,110,890	105,347,595	101,102,816
Surplus	54,612,073	61,147,222	67,533,361	73,993,155	80,579,476	87,259,125	94,074,487	101,067,557	108,187,574	115,510,398
ACL Risk Based Capital	3,537,860	3,545,695	3,536,230	3,542,874	3,556,896	3,573,262	3,589,701	3,608,207	3,610,536	3,603,411
RBC Ratio	**1544%**	**1725%**	**1910%**	**2089%**	**2265%**	**2442%**	**2621%**	**2801%**	**2996%**	**3206%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix B: ANIC Business - Routine Scenario
Statutory Projection as of 12/31/2008
Assumes initial surplus is $4,879,099

Year Surplus Turns Positive: Immediately
Year RBC Ratio Exceeds 200%: 2010

Routine Scenario	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Earned Premium	4,788,813	4,292,166	3,827,411	3,406,714	3,020,241	2,667,672	2,346,840	2,055,251	1,791,499	1,554,472
Net Investment Income	17,370,901	17,433,804	17,587,917	17,949,863	18,053,498	17,962,355	17,901,334	17,853,312	17,727,526	17,868,335
Net Investment Earnings Rate	7.38%	7.37%	7.43%	7.58%	7.63%	7.61%	7.61%	7.61%	7.59%	7.68%
Total Income	22,159,713	21,725,971	21,415,327	21,356,577	21,073,739	20,630,027	20,248,174	19,908,563	19,519,025	19,422,807
Total Incurred Claims	17,253,447	17,329,587	17,257,862	17,149,511	16,959,518	16,750,188	16,428,118	15,942,259	15,262,077	14,601,151
Total Expenses	1,467,469	1,447,099	1,416,135	1,381,202	1,348,485	1,315,076	1,275,824	1,225,441	1,165,225	1,105,072
Change Addl Reserves	-4,638,422	-5,417,194	-5,750,384	-6,097,058	-6,437,715	-6,730,233	-6,936,434	-6,971,839	-6,821,133	-6,668,763
Total Disbursements	14,082,494	13,359,492	12,923,614	12,433,655	11,870,287	11,335,031	10,767,508	10,195,861	9,606,169	9,037,460
Incurred Loss Ratio	378.17%	425.36%	476.79%	534.18%	597.87%	670.77%	750.26%	833.98%	918.71%	1015.95%
Expenses / Earned Premium	28.69%	31.77%	35.05%	38.60%	42.71%	47.36%	52.42%	57.69%	63.11%	69.16%
Pre-tax Profit	8,077,219	8,366,479	8,491,714	8,922,923	9,203,452	9,294,996	9,480,666	9,712,702	9,912,856	10,385,347
Change in IMR	84,737	46,829	-17,565	-10,599	19,858	-103,075	-59,057	82,932	61,113	-76,404
Capital Gains	0	0	42,423	36,973	0	220,076	228,733	46,713	21,672	192,901
Federal Income Tax	2,743,465	2,822,262	2,851,547	2,962,986	2,996,849	3,050,620	3,063,592	3,036,801	3,062,924	3,246,973
Reported After-tax Profit	5,418,491	5,591,046	5,665,025	5,986,311	6,226,461	6,361,377	6,586,751	6,805,546	6,932,717	7,254,871

Ending Reserves	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Claim Reserve	40,915,671	41,566,310	41,959,833	42,077,070	42,014,005	41,816,931	41,417,495	40,701,610	39,609,935	38,260,861
Unearned Premium Reserve	1,103,152	980,578	869,402	768,321	676,153	592,706	517,102	448,786	387,707	333,210
Stat Additional Reserve	115,003,750	109,586,555	103,836,172	97,739,113	91,301,398	84,571,165	77,634,731	70,662,892	63,841,759	57,172,996
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	157,022,573	152,133,444	146,665,406	140,584,505	133,991,556	126,980,802	119,569,329	111,813,287	103,839,400	95,767,067
Other Balances										
Units Inforce	304,892	277,055	251,117	226,925	204,228	183,121	163,480	145,272	128,520	113,120
Annualized Premium Inforce	4,533,248	4,048,368	3,606,417	3,202,269	2,832,179	2,495,754	2,189,473	1,911,616	1,661,777	1,437,333
Tax Additional Reserve	96,256,059	90,718,666	84,954,900	78,975,726	72,821,254	66,557,181	60,268,982	54,095,818	48,196,062	42,586,174
Surplus	123,006,954	130,779,851	138,706,221	147,019,848	155,669,087	164,543,364	173,745,876	183,275,589	193,050,458	203,264,926
ACL Risk Based Capital	3,603,526	3,597,704	3,576,721	3,542,504	3,496,484	3,443,342	3,378,548	3,291,620	3,175,773	3,044,475
RBC Ratio	**3414%**	**3635%**	**3878%**	**4150%**	**4452%**	**4779%**	**5143%**	**5568%**	**6079%**	**6677%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix B: ANIC Business - Immediate Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is $4,879,099

Year Surplus Turns Positive: Immediately
Year RBC Ratio Exceeds 200%: 2010

Immediate Implementation	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Earned Premium		22,055,025	28,267,672	25,865,670	23,815,122	21,907,655	20,164,409	18,559,279	17,084,546	15,708,633	14,441,286
Net Investment Income		5,593,777	6,695,377	7,821,953	8,809,756	9,962,214	11,370,499	12,363,001	13,173,296	13,994,546	14,746,024
Net Investment Earnings Rate		5.12%	5.44%	5.81%	5.99%	6.29%	6.72%	6.87%	6.94%	7.01%	7.06%
Total Income		27,648,802	34,963,049	33,687,623	32,624,878	31,869,869	31,534,908	30,922,281	30,257,842	29,703,179	29,187,311
Total Incurred Claims		14,080,009	13,810,438	14,041,336	14,347,082	14,552,927	14,585,755	14,539,367	15,037,224	14,737,408	14,987,628
Total Expenses		4,976,015	2,535,559	2,373,364	2,257,991	2,154,863	2,061,348	1,978,560	1,905,182	1,837,766	1,786,960
Change Addl Reserves		7,613,150	1,119,916	7,434,484	6,292,497	5,307,123	4,714,313	4,373,468	3,520,533	3,304,789	2,913,935
Total Disbursements		26,669,175	17,465,914	23,849,183	22,897,570	22,014,913	21,361,416	20,891,395	20,462,939	19,879,964	19,688,524
Incurred Loss Ratio		62.59%	46.81%	52.37%	58.53%	64.95%	71.08%	77.34%	87.45%	93.52%	103.97%
Expenses / Earned Premium		20.57%	6.82%	7.20%	7.50%	7.86%	8.25%	8.68%	9.18%	9.72%	10.40%
Pre-tax Profit		979,627	17,497,135	9,838,440	9,727,308	9,854,956	10,173,493	10,030,885	9,794,904	9,823,216	9,498,787
Change in IMR		0	-43,377	28,918	14,459	0	0	0	0	0	0
Capital Gains		0	111,223	0	0	0	0	0	0	0	0
Federal Income Tax		593,310	6,166,521	3,534,377	3,438,845	3,430,448	3,558,274	3,532,038	3,385,553	3,404,613	3,281,996
Reported After-tax Profit		386,317	11,398,460	6,332,980	6,302,922	6,424,507	6,615,218	6,498,847	6,409,351	6,418,602	6,216,791

Ending Reserves	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Claim Reserve	27,369,859	27,412,449	27,078,238	27,209,225	27,400,485	27,647,701	27,934,785	28,274,225	28,717,782	29,286,403	30,087,608
Unearned Premium Reserve	5,726,282	5,380,022	7,101,160	6,514,975	5,975,733	5,483,882	5,029,783	4,618,051	4,232,154	3,881,228	3,554,142
Stat Additional Reserve	80,912,467	88,525,618	89,645,534	97,080,017	103,372,514	108,679,638	113,393,951	117,767,419	121,287,952	124,592,742	127,506,677
Ceded Reserves	0	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	114,008,608	121,318,088	123,824,932	130,804,218	136,748,733	141,811,221	146,358,518	150,659,694	154,237,889	157,760,373	161,148,427
Other Balances											
Units Inforce	1,475,920	1,344,661	1,207,434	1,131,259	1,060,795	994,253	931,884	873,478	817,276	764,896	714,893
Annualized Premium Inforce	23,072,572	21,496,117	27,289,250	25,097,427	23,090,991	21,232,241	19,529,251	17,974,211	16,514,609	15,182,538	13,936,825
Tax Additional Reserve	70,742,643	78,018,328	79,206,243	86,200,025	92,061,441	96,972,072	101,252,503	105,149,529	108,223,933	111,012,120	113,409,906
Surplus	4,879,099	5,828,202	17,935,419	25,051,067	32,212,384	39,491,304	47,035,701	54,493,740	61,925,069	69,452,308	76,870,560
ACL Risk Based Capital	3,322,535	6,726,850	5,004,640	4,074,997	4,064,073	3,988,107	3,906,021	3,813,932	3,765,079	3,706,554	3,644,177
RBC Ratio	**147%**	**87%**	**358%**	**615%**	**793%**	**990%**	**1204%**	**1429%**	**1645%**	**1874%**	**2109%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix B: ANIC Business - Immediate Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is $4,879,099

Year Surplus Turns Positive: Immediately
Year RBC Ratio Exceeds 200%: 2010

Immediate Implementation	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Earned Premium	13,256,419	12,147,280	11,093,319	10,132,716	9,237,198	8,403,471	7,627,105	6,907,317	6,237,773	5,619,965
Net Investment Income	15,585,873	16,277,204	16,921,221	17,519,634	18,069,443	18,575,534	19,039,479	19,465,438	19,838,257	20,297,444
Net Investment Earnings Rate	7.14%	7.17%	7.19%	7.22%	7.24%	7.26%	7.27%	7.29%	7.31%	7.36%
Total Income	28,842,292	28,424,484	28,014,540	27,652,350	27,306,641	26,979,005	26,666,584	26,372,755	26,076,030	25,917,409
Total Incurred Claims	14,879,063	15,196,107	15,434,470	15,797,870	16,068,944	16,400,678	16,626,827	16,970,071	16,934,671	17,083,686
Total Expenses	1,744,553	1,704,213	1,661,161	1,623,832	1,594,735	1,572,529	1,549,945	1,523,962	1,495,948	1,475,769
Change Addl Reserves	2,227,117	1,267,887	668,341	-88,799	-840,935	-1,563,699	-2,217,714	-2,978,306	-3,376,171	-3,916,337
Total Disbursements	18,850,734	18,168,207	17,763,972	17,332,902	16,822,744	16,409,507	15,959,057	15,515,727	15,054,449	14,643,117
Incurred Loss Ratio	112.87%	126.43%	141.28%	159.09%	178.31%	200.96%	225.44%	255.21%	283.09%	318.24%
Expenses / Earned Premium	11.19%	12.06%	13.01%	14.06%	15.30%	16.75%	18.36%	20.10%	22.03%	24.30%
Pre-tax Profit	9,991,558	10,256,278	10,250,568	10,319,448	10,483,897	10,569,498	10,707,526	10,857,028	11,021,581	11,274,292
Change in IMR	0	0	0	0	-6,138	-15,230	-19,068	-30,976	-30,634	-25,468
Capital Gains	0	0	0	0	11,183	34,061	57,937	103,540	140,580	169,004
Federal Income Tax	3,417,395	3,504,130	3,507,963	3,529,008	3,612,098	3,654,880	3,708,051	3,753,128	3,829,293	3,911,254
Reported After-tax Profit	6,574,163	6,752,148	6,742,604	6,790,440	6,876,844	6,933,449	7,038,344	7,176,464	7,302,234	7,506,574

Ending Reserves	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Claim Reserve	31,087,484	32,167,041	33,187,143	34,158,839	35,161,560	36,235,913	37,301,836	38,251,274	39,040,690	39,784,789
Unearned Premium Reserve	3,250,342	2,960,656	2,695,473	2,451,010	2,223,662	2,012,716	1,817,484	1,635,721	1,469,619	1,316,209
Stat Additional Reserve	129,733,794	131,001,682	131,670,023	131,581,224	130,740,289	129,176,590	126,958,875	123,980,569	120,604,398	116,688,061
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	164,071,620	166,129,378	167,552,639	168,191,072	168,125,511	167,425,218	166,078,196	163,867,564	161,114,707	157,789,059
Other Balances										
Units Inforce	667,317	620,868	577,152	535,878	496,435	458,993	423,435	389,493	357,659	327,483
Annualized Premium Inforce	12,779,625	11,676,238	10,662,885	9,725,466	8,851,579	8,039,168	7,285,002	6,581,195	5,935,167	5,335,650
Tax Additional Reserve	115,120,508	115,913,538	116,119,966	115,576,553	114,303,603	112,321,011	109,719,756	106,448,570	102,787,147	98,655,400
Surplus	84,717,368	92,823,264	100,995,020	109,276,909	117,714,924	126,288,010	135,050,533	144,038,606	153,246,565	162,748,823
ACL Risk Based Capital	3,604,769	3,579,906	3,573,936	3,573,126	3,581,140	3,592,235	3,602,824	3,617,117	3,614,535	3,601,828
RBC Ratio	**2350%**	**2593%**	**2826%**	**3058%**	**3287%**	**3516%**	**3748%**	**3982%**	**4240%**	**4519%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix B: ANIC Business - Immediate Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is $4,879,099

Year Surplus Turns Positive: Immediately
Year RBC Ratio Exceeds 200%: 2010

Immediate Implementation	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Earned Premium	5,048,896	4,520,536	4,026,921	3,580,671	3,171,316	2,798,308	2,459,266	2,151,492	1,873,417	1,623,913
Net Investment Income	20,600,313	20,846,927	21,209,630	21,849,410	22,190,368	22,305,125	22,476,230	22,669,044	22,777,022	23,248,529
Net Investment Earnings Rate	7.37%	7.37%	7.42%	7.58%	7.63%	7.60%	7.60%	7.61%	7.58%	7.67%
Total Income	25,649,209	25,367,463	25,236,551	25,430,081	25,361,684	25,103,432	24,935,496	24,820,536	24,650,439	24,872,442
Total Incurred Claims	17,145,217	17,204,751	17,122,519	17,008,812	16,814,424	16,598,314	16,268,744	15,781,375	15,099,423	14,443,369
Total Expenses	1,458,315	1,436,870	1,405,206	1,369,877	1,336,815	1,303,044	1,263,367	1,212,819	1,152,865	1,093,063
Change Addl Reserves	-4,531,353	-5,272,889	-5,602,322	-5,944,900	-6,277,743	-6,561,712	-6,759,718	-6,792,852	-6,647,521	-6,500,859
Total Disbursements	14,072,179	13,368,732	12,925,403	12,433,789	11,873,495	11,339,646	10,772,394	10,201,342	9,604,767	9,035,572
Incurred Loss Ratio	356.90%	401.57%	450.39%	505.01%	565.68%	635.06%	710.67%	790.56%	871.38%	964.52%
Expenses / Earned Premium	26.93%	29.84%	32.95%	36.31%	40.21%	44.62%	49.43%	54.43%	59.60%	65.38%
Pre-tax Profit	11,577,030	11,998,731	12,311,148	12,996,291	13,488,189	13,763,786	14,163,102	14,619,194	15,045,672	15,836,869
Change in IMR	79,226	31,510	12,204	-6,399	5,001	-92,772	-58,138	71,724	48,992	-59,380
Capital Gains	0	30,367	1,071	18,162	0	187,890	208,433	46,037	36,671	165,122
Federal Income Tax	3,959,339	4,097,231	4,167,993	4,377,781	4,494,217	4,603,660	4,698,252	4,758,905	4,871,475	5,153,915
Reported After-tax Profit	7,696,916	7,963,378	8,156,430	8,630,274	8,998,972	9,255,245	9,615,147	9,978,051	10,259,860	10,788,697

Ending Reserves	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Claim Reserve	40,510,102	41,131,842	41,499,057	41,595,991	41,517,448	41,307,150	40,894,535	40,169,097	39,076,369	37,733,821
Unearned Premium Reserve	1,175,304	1,043,667	924,377	816,083	717,473	628,300	547,613	474,768	409,749	351,816
Stat Additional Reserve	112,156,708	106,883,819	101,281,497	95,336,598	89,058,854	82,497,143	75,737,425	68,944,573	62,297,052	55,796,193
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	153,842,114	149,059,328	143,704,931	137,748,672	131,293,776	124,432,592	117,179,573	109,588,438	101,783,170	93,881,830
Other Balances										
Units Inforce	299,024	271,743	246,313	222,592	200,338	179,643	160,385	142,535	126,112	111,014
Annualized Premium Inforce	4,783,881	4,267,516	3,797,382	3,368,178	2,975,711	2,619,394	2,295,457	2,001,870	1,738,343	1,501,964
Tax Additional Reserve	93,929,601	88,545,712	82,937,100	77,114,226	71,119,309	65,017,034	58,891,771	52,878,485	47,129,131	41,659,330
Surplus	172,523,804	182,669,033	193,086,808	204,044,398	215,466,148	227,234,292	239,465,200	252,167,417	265,269,429	279,017,724
ACL Risk Based Capital	3,597,340	3,586,946	3,562,503	3,525,764	3,477,906	3,423,053	3,356,529	3,268,426	3,152,174	3,021,222
RBC Ratio	**4796%**	**5093%**	**5420%**	**5787%**	**6195%**	**6638%**	**7134%**	**7715%**	**8415%**	**9235%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix B: ANIC Business - 3-Year Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is $4,879,099

Year Surplus Turns Positive: Immediately
Year RBC Ratio Exceeds 200%: 2010

3-Year Implementation	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Earned Premium		22,055,025	22,633,368	23,251,337	24,082,788	22,131,853	20,372,036	18,751,798	17,263,038	15,874,012	14,594,391
Net Investment Income		5,593,780	6,519,762	7,594,380	8,530,425	9,645,669	11,032,807	12,008,664	12,812,037	13,627,896	14,371,969
Net Investment Earnings Rate		5.12%	5.47%	5.81%	5.98%	6.27%	6.71%	6.86%	6.93%	7.01%	7.06%
Total Income		27,648,805	29,153,130	30,845,717	32,613,213	31,777,521	31,404,843	30,760,462	30,075,075	29,501,908	28,966,360
Total Incurred Claims		14,079,483	13,618,385	13,732,293	14,323,704	14,672,246	14,704,152	14,662,464	15,156,692	14,857,100	15,105,196
Total Expenses		4,976,015	2,433,384	2,347,013	2,284,145	2,173,580	2,079,267	1,995,894	1,922,045	1,854,248	1,803,252
Change Addl Reserves		7,613,150	6,157,383	5,626,208	4,138,320	5,379,945	4,781,277	4,437,046	3,580,033	3,359,843	2,963,155
Total Disbursements		26,668,649	22,209,152	21,705,513	20,746,169	22,225,771	21,564,697	21,095,404	20,658,770	20,071,191	19,871,602
Incurred Loss Ratio		62.58%	58.68%	57.42%	57.77%	64.82%	70.93%	77.19%	87.22%	93.28%	103.67%
Expenses / Earned Premium		20.57%	8.71%	8.05%	7.44%	7.84%	8.23%	8.67%	9.16%	9.71%	10.38%
Pre-tax Profit		980,156	6,943,978	9,140,203	11,867,044	9,551,750	9,840,147	9,665,058	9,416,305	9,430,717	9,094,758
Change in IMR		0	0	0	0	0	0	0	0	0	0
Capital Gains		0	0	0	0	0	0	0	0	0	0
Federal Income Tax		593,495	2,388,424	3,226,654	4,188,778	3,351,843	3,467,895	3,429,600	3,277,917	3,291,387	3,164,112
Reported After-tax Profit		386,661	4,555,554	5,913,549	7,678,266	6,199,907	6,372,252	6,235,458	6,138,388	6,139,330	5,930,646

Ending Reserves	12/31/2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Claim Reserve	27,369,859	27,412,449	27,197,724	27,143,486	27,323,198	27,714,415	28,100,051	28,505,167	28,988,881	29,582,798	30,405,176
Unearned Premium Reserve	5,726,282	5,380,022	5,540,840	5,774,430	6,042,974	5,546,138	5,087,460	4,671,540	4,281,726	3,927,141	3,596,623
Stat Additional Reserve	80,912,467	88,525,618	94,683,001	100,309,209	104,447,529	109,827,474	114,608,752	119,045,798	122,625,830	125,985,674	128,948,829
Ceded Reserves	0	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	114,008,608	121,318,088	127,421,565	133,227,124	137,813,701	143,088,027	147,796,262	152,222,505	155,896,437	159,495,613	162,950,628
Other Balances											
Units Inforce	1,475,920	1,344,661	1,241,938	1,153,235	1,070,286	1,003,207	940,336	881,467	824,818	772,012	721,597
Annualized Premium Inforce	23,072,572	21,496,117	21,869,214	22,525,017	23,324,562	21,448,500	19,729,602	18,160,015	16,686,804	15,342,023	14,084,391
Tax Additional Reserve	70,742,643	78,018,328	83,868,978	89,163,989	93,010,213	97,988,557	102,330,865	106,285,453	109,412,642	112,248,464	114,687,407
Surplus	4,879,099	5,828,545	11,092,857	17,789,074	26,325,734	33,380,054	40,681,485	47,876,135	55,036,501	62,284,468	69,416,575
ACL Risk Based Capital	3,318,744	6,726,850	4,681,584	4,124,860	4,184,848	3,969,843	3,935,226	3,844,202	3,795,655	3,736,841	3,674,200
RBC Ratio	**147%**	**87%**	**237%**	**431%**	**629%**	**841%**	**1034%**	**1245%**	**1450%**	**1667%**	**1889%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix B: ANIC Business - 3-Year Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is $4,879,099

Year Surplus Turns Positive: Immediately
Year RBC Ratio Exceeds 200%: 2010

3-Year Implementation	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Earned Premium	13,398,416	12,278,919	11,213,940	10,243,750	9,339,235	8,497,037	7,712,687	6,985,387	6,308,784	5,684,343
Net Investment Income	15,189,343	15,860,685	16,483,135	17,058,630	17,583,651	18,062,629	18,497,225	18,891,552	19,230,726	19,647,758
Net Investment Earnings Rate	7.15%	7.17%	7.20%	7.22%	7.24%	7.26%	7.28%	7.30%	7.31%	7.37%
Total Income	28,587,759	28,139,603	27,697,075	27,302,380	26,922,887	26,559,666	26,209,912	25,876,940	25,539,510	25,332,101
Total Incurred Claims	15,020,788	15,347,943	15,593,859	15,964,326	16,241,506	16,583,324	16,819,378	17,170,471	17,142,012	17,294,530
Total Expenses	1,760,876	1,720,715	1,677,628	1,640,260	1,611,224	1,589,248	1,567,037	1,541,286	1,513,294	1,493,204
Change Addl Reserves	2,278,589	1,293,195	693,380	-69,511	-830,130	-1,562,782	-2,227,096	-2,996,911	-3,403,318	-3,951,594
Total Disbursements	19,060,254	18,361,853	17,964,867	17,535,074	17,022,600	16,609,789	16,159,319	15,714,846	15,251,988	14,836,140
Incurred Loss Ratio	112.73%	126.31%	141.19%	159.01%	178.24%	200.95%	225.50%	255.32%	283.32%	318.50%
Expenses / Earned Premium	11.17%	12.05%	12.99%	14.05%	15.29%	16.74%	18.36%	20.11%	22.03%	24.31%
Pre-tax Profit	9,527,506	9,777,750	9,732,208	9,767,306	9,900,287	9,949,877	10,050,594	10,162,094	10,287,522	10,495,961
Change in IMR	0	0	0	0	-3,299	-13,872	-18,944	-31,899	-32,190	-25,639
Capital Gains	0	0	0	0	5,719	28,716	52,630	99,964	139,532	166,951
Federal Income Tax	3,278,369	3,347,588	3,328,211	3,336,408	3,407,010	3,437,258	3,477,366	3,509,675	3,573,028	3,639,108
Reported After-tax Profit	6,249,137	6,430,162	6,403,997	6,430,898	6,495,696	6,527,462	6,606,914	6,720,484	6,821,836	6,998,165

Ending Reserves	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028
Claim Reserve	31,427,082	32,531,590	33,575,810	34,569,896	35,594,850	36,693,544	37,787,164	38,764,045	39,577,218	40,343,016
Unearned Premium Reserve	3,289,928	2,996,923	2,728,861	2,481,720	2,251,855	2,038,535	1,841,069	1,657,205	1,489,128	1,333,868
Stat Additional Reserve	131,227,418	132,520,613	133,213,992	133,144,481	132,314,351	130,751,569	128,524,473	125,527,561	122,124,243	118,172,649
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	165,944,427	168,049,126	169,518,663	170,196,097	170,161,055	169,483,648	168,152,707	165,948,811	163,190,589	159,849,534
Other Balances										
Units Inforce	673,672	626,796	582,705	541,075	501,287	463,511	427,632	393,380	361,249	330,786
Annualized Premium Inforce	12,917,134	11,802,218	10,778,862	9,832,144	8,949,510	8,128,855	7,366,929	6,655,824	6,002,936	5,396,992
Tax Additional Reserve	116,439,647	117,249,781	117,472,256	116,938,533	115,666,615	113,675,382	111,055,506	107,756,846	104,059,543	99,884,117
Surplus	76,938,356	84,722,267	92,555,416	100,477,763	108,534,631	116,701,730	125,032,822	133,564,915	142,292,476	151,286,325
ACL Risk Based Capital	3,636,104	3,613,251	3,608,276	3,608,402	3,617,237	3,629,406	3,641,396	3,656,968	3,655,409	3,643,425
RBC Ratio	**2116%**	**2345%**	**2565%**	**2785%**	**3000%**	**3215%**	**3434%**	**3652%**	**3893%**	**4152%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

Appendix B: ANIC Business - 3-Year Implementation
Statutory Projection as of 12/31/2008
Assumes initial surplus is $4,879,099

Year Surplus Turns Positive: Immediately
Year RBC Ratio Exceeds 200%: 2010

3-Year Implementation	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Earned Premium	5,107,197	4,573,201	4,073,907	3,622,644	3,208,652	2,831,364	2,488,404	2,177,041	1,895,692	1,643,217
Net Investment Income	19,911,582	20,105,669	20,421,573	20,995,949	21,273,912	21,333,994	21,445,932	21,573,009	21,618,324	22,000,917
Net Investment Earnings Rate	7.37%	7.37%	7.42%	7.58%	7.63%	7.60%	7.60%	7.61%	7.58%	7.67%
Total Income	25,018,779	24,678,870	24,495,480	24,618,593	24,482,564	24,165,359	23,934,336	23,750,050	23,514,016	23,644,134
Total Incurred Claims	17,364,499	17,431,244	17,352,795	17,239,287	17,044,786	16,829,400	16,500,733	16,010,393	15,320,011	14,654,283
Total Expenses	1,475,982	1,454,890	1,423,239	1,387,704	1,354,446	1,320,528	1,280,744	1,229,835	1,169,148	1,108,575
Change Addl Reserves	-4,568,937	-5,336,481	-5,667,681	-6,014,182	-6,352,440	-6,642,445	-6,846,885	-6,882,880	-6,736,038	-6,587,422
Total Disbursements	14,271,544	13,549,653	13,108,354	12,612,809	12,046,792	11,507,483	10,934,592	10,357,348	9,753,122	9,175,436
Incurred Loss Ratio	357.32%	402.16%	451.17%	505.92%	566.76%	636.39%	712.39%	792.68%	873.80%	967.23%
Expenses / Earned Premium	26.95%	29.86%	32.99%	36.36%	40.27%	44.70%	49.53%	54.55%	59.74%	65.53%
Pre-tax Profit	10,747,235	11,129,217	11,387,126	12,005,784	12,435,772	12,657,875	12,999,744	13,392,703	13,760,895	14,468,698
Change in IMR	78,203	42,816	4,824	-7,840	3,485	-92,759	-59,031	74,734	51,462	-57,199
Capital Gains	0	0	0	13,402	0	185,716	208,442	39,338	24,808	151,419
Federal Income Tax	3,670,492	3,783,013	3,844,780	4,029,443	4,125,140	4,213,973	4,287,839	4,322,985	4,412,507	4,664,271
Reported After-tax Profit	7,154,946	7,389,020	7,547,170	7,981,903	8,314,116	8,536,859	8,861,316	9,183,789	9,424,657	9,898,646

Ending Reserves	2029	2030	2031	2032	2033	2034	2035	2036	2037	2038
Claim Reserve	41,090,463	41,736,310	42,123,940	42,234,935	42,165,705	41,962,379	41,555,592	40,831,204	39,730,612	38,372,853
Unearned Premium Reserve	1,191,333	1,057,993	937,192	827,509	727,610	637,258	555,489	481,655	415,736	356,985
Stat Additional Reserve	113,603,713	108,267,231	102,599,551	96,585,369	90,232,929	83,590,484	76,743,599	69,860,719	63,124,681	56,537,259
Ceded Reserves	0	0	0	0	0	0	0	0	0	0
Total Statutory Reserve	155,885,508	151,061,534	145,660,683	139,647,813	133,126,244	126,190,121	118,854,680	111,173,578	103,271,029	95,267,097
Other Balances										
Units Inforce	302,073	274,514	248,832	224,875	202,398	181,493	162,039	144,004	127,410	112,153
Annualized Premium Inforce	4,839,561	4,317,281	3,841,898	3,407,867	3,010,923	2,650,512	2,322,816	2,025,792	1,759,140	1,519,918
Tax Additional Reserve	95,110,891	89,656,722	83,976,743	78,080,139	72,008,438	65,826,845	59,619,949	53,525,221	47,698,368	42,155,697
Surplus	160,519,336	170,090,207	179,898,721	190,207,940	200,944,835	211,994,594	223,471,671	235,379,626	247,646,436	260,504,679
ACL Risk Based Capital	3,639,849	3,630,521	3,606,768	3,570,291	3,522,286	3,467,274	3,400,621	3,312,045	3,194,542	3,061,755
RBC Ratio	**4410%**	**4685%**	**4988%**	**5328%**	**5705%**	**6114%**	**6571%**	**7107%**	**7752%**	**8508%**

G:\PAP\2008q4\Projection\Exhibits_Final_20090401.xls Milliman 4/1/2009

A MILLIMAN GLOBAL FIRM
Milliman
Consultants and Actuaries

1550 Liberty Ridge Drive, Suite 200
Wayne, PA 19087-5572
Tel 610/687-5644 Fax 610/975-8994
www.milliman.com

November 10, 2006

DRAFT

Mr. Mark Cloutier
Senior Vice President and CFO
Penn Treaty Network America
3440 Lehigh Street
Allentown, PA 18103-7089

Re: June 30, 2006 Termination Study

Dear Mark:

Attached is an update of the lapse analysis on Penn Treaty's long term care (LTC) business. We believed an update was necessary as the lapse rates we had been using were based on an exposure period of January 1999 through May 2002. We purposely had not used the newer data through September 2004 the last time we looked at lapses because we knew they were high following the rate increases and expected this would not be indicative of the future.

We initially split the study into the same categories as the previous study and updated the exposure period to reflect more recent experience. After reviewing the updated study, we found that 2002 and later issues are experiencing noticeably different lapse rates than 2001 and prior issues, so we further split the projected lapse assumption into these two eras. We plan to use these lapse rates prospectively in our projections and for GAAP if/when we unlock.

Data and Assumptions

We generally utilized all LTC data from September 30, 2004 through June 30, 2006. We chose the September 30, 2004 starting date for two reasons. First, most significant rate increases occurred in the years leading up to this date, and voluntary lapse rates would have been skewed by the resulting shock lapses. Second, we wished to reflect the trends exhibited in more recent experience rather than water it down with historical data that may not depict current rates. Table 1 summarizes the lapse trends in prior periods versus that used in this study. Note that the aggregate lapse rates increase between durations three and four. This is the reason that, before finalizing new assumptions, we split the study into two – before and after December 31, 2001 issues.

To the generalized data inclusion rules above, we removed the following exceptions:

- 2004 and 2005 exposure from Florida, Idaho, and Utah due to rate increases during this time
- 2006 exposure from Virginia due to rate increases

OFFICES IN PRINCIPAL CITIES WORLDWIDE

Mr. Mark Cloutier
November 10, 2006
Page 2

- PA Judges
- Spousal benefit rider policies
- Policies on waiver of premium
- Paid-up policies

To extract the voluntary lapses from the total terminations, we reduced the total termination rates by the smoothed mortality rates generated collaboratively between Milliman and Penn Treaty management based on Jonathan Trend's mortality study in late 2005. With the exception of SR400, these rates are based on the Annuity 2000 Mortality table with adjustments to reflect company experience by policy duration, attained age, gender, and underwriting class. SR400 mortality rates are based on Milliman review of the company experience associated with this product.

Summary of Results

Overall, durational results for 2001 and prior policies show decreased terminations of 1-4% over the 2002-2004 rate increase period and decreased terminations of 102% over the earlier pre-rate increase period. Some of this improvement reflects the natural portfolio demographic shifts – e.g. less of the older age business remaining and more concentration of younger ages. When split by age, plan type and benefit type, the overall lapses are relatively unchanged and aggregate to the same or a slightly higher ultimate lapse in most categories, although the highest benefits (lifetime with inflation) lapses are slightly lower.

New business – 2002+ issues – shows termination decreases of 3-4% in durations 2-4 over comparable durations from earlier periods, i.e., compared to the older business. Duration 1 terminations are 1.5% higher, however.

Daily Benefit, rather than policy count, was used as the basis to mirror the projection basis. Table 2 summarizes the difference in aggregate terminations between count and daily benefit. This is generally immaterial, but daily benefit will better reflect the value of the higher amount policies.

The daily benefit amount reflects the original daily benefit in the policy history file. Inflation on the original daily benefit is not incorporated because the projection model inflates the benefits paid rather than the daily benefit amount. Upgrades and downgrades are also not reflected. It is our view that – in normal periods – these are fairly inconsequential and cancel out. In times shortly following rate increases, there are significant downgrades as attempts are made to retain the policy at a lower or changed benefit. These are not accounted for and thus understate the possible "partial lapse" impact due to rate increases.

Tables 3A through 5B summarize smoothed lapse results for 2001 and prior issues by the following splits.

- Nursing home, home health care, long term care

MILLIMAN, INC.

Mr. Mark Cloutier
November 10, 2006
Page 3

- Issue age groups: <60, 60-69, 70-79, 80+
- Underwriting classes A/B, class C, or class D (Penn Treaty classifications 3, 4, 5)
- With or without an inflation benefit
- With limited or unlimited benefits

Tables 6A through 8B summarize smoothed lapse results for 2002 and later issues in the same manner. Only the first 3 durations are credible here. For later durations we followed the methodology discussed below.

For comparison, Table 9 shows the lapses used in the recent projections for A/B class lined up with those currently proposed for distinguishing inflation and benefit period differences. To maintain a reasonable level of granularity for this comparison, this table is before the product line adjustments that lead to the final smoothing used in the projection model.

As mentioned before, we split the lapse assumption using a December 31, 2001 cut-off issue date. Policies issued before this period simply use the lapse study results for durations five and later (durations under five are not used because the individuals in this category have all passed duration four). Policies after December 31, 2001 utilize the lapse study for durations less than four. Durations ten and above use the minimum of the study results for 2001 and prior issues and one percent less than the duration four rates. Durations four through nine interpolate decrease by up to 0.5% per year until they reach the duration ten level.

Observations

We did not take marriage into account because it is not one of the characteristics implemented in our projection model. Presumably, the lower lapses at younger ages – where the marriage percent is higher – implicitly reflect this to some degree.

We did not take mode into account. Further review indicated that the indicated mode changes when a different model premium is paid and that this is a reasonably frequent event. As such, any historical view based on the current mode will not be useful.

As before, additional adjustments were made by major product lines – nursing home, home health care, and comprehensive. As with inflation and benefit period, we made these adjustments with consideration of age and underwriting class, therefore recognizing, among other items, the fact that the average exposed issue age is 68 for nursing home and 71 for home health care but only 63 for comprehensive. As an aside, the average age decreased by one to two years from our previous study. The detailed product line adjustments are shown in Table 10.

Return of Premium

Table 11 summarizes the ROP results with the two months around the refund period isolated. In the previous study, we reviewed this monthly following the refund and found that lapses were

MILLIMAN, INC.

Mr. Mark Cloutier
November 10, 2006
Page 4

higher for only two months. We did not distinguish ROP by benefit period/inflation benefit because of the sparsity of data. ROP is only 4.5% of the total exposure.

In comparing the lapses after the premium refund to the routine inforce tracking that Bob Hanes previously prepared, we found that there are a significant number of insureds who drop the ROP rider while keeping the base policy after the refund. We plan to assume an extra 10% drop the ROP rider immediately after the benefit payment. This will make the excess lapses for ROP after refund look like:

Age	Excess Lapse	Percent Dropping Rider	Total Effect
<60	5%	10%	15%
60 – 69	5%	10%	15%
70 – 79	10%	10%	20%
80+	10%	10%	20%

For projections we handle the rider drop by removing 10% of the prospective ROP payments and 10% of the ROP premium. For logistic reasons, projected Statutory reserves will not be adjusted. For years 20 and 30 we will use a flat 10% extra lapse.

Shock Lapses

We intentionally omitted segments of policies with sizable rate increases from the exposure. Therefore, we propose to continue using the shock lapse assumption which we had been using. This assumption expressed as a percent of the premium increase is as follows:

Duration	Shock Lapse as a Percent of Premium Increase
1-3	50%
4-5	20%
6-10	10%
11+	5%

We note that, because the business is aging, this will produce a lower shock lapse level than was provided in 2004 for a similar rate increase.

MILLIMAN, INC.

Mr. Mark Cloutier
November 10, 2006
Page 5

Other Information

For any adjustments which are made by adding or subtracting to base lapse data, the projections will always use a 1% minimum lapse rate (except 0% for spouse waiver and other paid up policies).

Based on our understanding of Penn Treaty's handling of conversions, if a new policy is issued and a new policy number is established, the old policy is allowed to lapse. The study would treat the conversion as a lapse and a new issue. Upgrades do not affect the study at all – i.e., the upgrade does not register as a lapse or new issue, just a continuation of the base policy.

If an insured exhausts their benefit period, this counts as a lapse. This may be a partial reason why unlimited benefits have somewhat lower lapse than policies with limited benefit periods.

* * * * * * * * * *

In preparing this information, we relied on history files provided to us as of June 30, 2006 and prior dates along with information regarding plans, benefits, experience, and other data previously provided to us in the course of our work. We have not audited or verified this data and other information. If the underlying data or information is inaccurate or incomplete, the results of our analysis may likewise be inaccurate of incomplete. This data is provided for your use and the use of other Penn Treaty management only. This information may not be copied, shared, referred to, or included in any other document or transmittal.

We will use the attached lapses when we update the projection. We will shortly update the experience analysis to review the claim costs and will redo the projections once we update these.

Sincerely,

Edward P. Mohoric, FSA, MAAA
Consulting Actuary

Charles N. Coatsworth, FSA, MAAA
Actuary

EPM/jcps
Enclosures

cc: Cameron Waite
Jonathan Trend
Mark Litow

M:\PTA\2006\PTA53L.111006_Cloutier_Draft.doc

MILLIMAN, INC.

Table 1
Penn Treaty Network America
Experience Lapse Study
Comparison of Study Period to Recent Terminations
By Daily Benefit

		January 1999 - May 2002		June 2002 - September 2004		Difference	September 2004 - June 2006		Difference
Year		Starting* Exposure	Decrement Rate	Starting* Exposure	Decrement Rate		Starting* Exposure	Decrement Rate	
1		14,783,617	12.9%	1,154,510	17.9%	5.0%	819,690	14.4%	-3.5%
2		18,293,730	10.2%	782,025	18.4%	8.2%	749,785	6.6%	-11.8%
3		14,798,061	9.4%	4,119,370	16.5%	7.1%	516,185	5.3%	-11.2%
4		10,516,337	9.3%	8,094,988	13.9%	4.6%	256,400	6.3%	-7.6%
5		6,901,068	8.7%	8,976,948	12.1%	3.4%	1,880,820	7.5%	-4.5%
6		4,403,396	9.5%	6,986,248	11.0%	1.6%	4,144,910	7.7%	-3.3%
7		2,933,985	9.2%	4,885,111	10.4%	1.1%	4,481,651	7.7%	-2.7%
8		1,924,313	9.5%	3,204,593	10.8%	1.2%	3,819,043	7.8%	-3.0%
9		1,283,311	10.1%	2,095,499	10.9%	0.7%	2,644,986	8.1%	-2.8%
10		937,811	10.7%	1,304,137	11.2%	0.5%	1,699,230	9.6%	-1.6%
11-14		623,482	10.5%	915,810	11.2%	0.7%	1,094,736	10.7%	-0.6%
15+		112,026	13.7%	224,029	12.0%	-1.7%	174,046	11.9%	-0.1%
Total	**	71,264,228	10.2%	43,244,829	12.6%	2.4% ***	23,256,457	8.4%	-4.2%

* Exposure is calculated monthly.
** Total Exposure across all months divided by 12, so column does not add to total
*** Total difference reflects aging of business and should not be used

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 1

MILLIMAN

Table 2
Penn Treaty Network America
Experience Lapse Study
Comparison of Policy to Daily Benefit Terminations
Exposure from September 2004 - June 2006

		By Policy		By Daily Benefit		Difference
Year		Starting* Exposure	Decrement Rate	Starting* Exposure	Decrement Rate	
1		7,249	15.2%	819,690	14.4%	-0.8%
2		6,596	7.0%	749,785	6.6%	-0.4%
3		4,546	5.6%	516,185	5.3%	-0.3%
4		2,293	6.9%	256,400	6.3%	-0.5%
5		17,301	8.1%	1,880,820	7.5%	-0.6%
6		38,615	8.4%	4,144,910	7.7%	-0.7%
7		43,162	8.3%	4,481,651	7.7%	-0.6%
8		38,242	8.3%	3,819,043	7.8%	-0.5%
9		27,574	8.6%	2,644,986	8.1%	-0.5%
10		18,569	10.3%	1,699,230	9.6%	-0.7%
11-14		12,173	11.5%	1,094,736	10.7%	-0.8%
15+		2,392	13.2%	174,046	11.9%	-1.2%
Total	**	233,288	9.1%	23,256,457	8.4%	-0.7%

* Exposure is calculated monthly.
** Total Exposure across all months divided by 12, so column does not add to total

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 2
MILLIMAN

Table 3A
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2001 and Prior Issues

Nursing Home Plans
Without Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	4.5%	9.0%	13.0%	18.5%
2	3.0%	6.5%	9.5%	13.0%
3	3.0%	6.0%	7.5%	12.0%
4	2.5%	4.5%	7.0%	11.5%
5	5.0%	5.0%	8.0%	10.0%
6	3.5%	4.0%	7.0%	10.0%
7	3.5%	4.0%	7.0%	10.0%
8	3.5%	3.5%	6.0%	10.0%
9	3.0%	3.5%	6.0%	10.0%
10	2.5%	3.5%	6.0%	10.0%
11-14	2.5%	3.5%	6.0%	9.0%
15+	2.5%	2.5%	6.0%	9.0%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	13.0%	13.5%	17.5%	23.5%
2	9.5%	7.5%	11.0%	13.0%
3	7.0%	7.0%	8.5%	13.0%
4	4.5%	5.5%	8.0%	13.0%
5	5.0%	6.0%	8.5%	11.5%
6	4.5%	5.5%	8.5%	11.0%
7	3.5%	5.0%	8.0%	11.0%
8	2.5%	4.5%	8.0%	10.5%
9	2.5%	4.5%	8.0%	10.0%
10	2.5%	4.5%	7.5%	9.5%
11-14	2.5%	4.5%	7.0%	9.0%
15+	1.5%	4.0%	7.0%	9.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	9.0%	9.0%	12.0%	17.0%
2	5.0%	6.0%	8.5%	10.5%
3	4.0%	5.0%	6.5%	10.5%
4	3.0%	4.5%	6.0%	10.5%
5	3.5%	3.5%	6.5%	9.0%
6	3.5%	3.5%	5.5%	9.0%
7	3.0%	3.0%	5.5%	9.0%
8	2.5%	2.5%	4.5%	9.0%
9	2.5%	2.5%	4.0%	9.0%
10	2.5%	2.5%	4.0%	9.0%
11-14	2.0%	2.0%	4.0%	9.0%
15+	1.5%	1.5%	3.5%	9.0%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	16.5%	12.0%	20.5%	25.5%
2	12.5%	9.0%	10.5%	15.0%
3	7.5%	5.5%	9.5%	13.0%
4	5.5%	4.0%	9.0%	12.0%
5	4.0%	4.5%	6.0%	9.5%
6	4.0%	4.5%	6.0%	9.5%
7	3.5%	4.0%	6.0%	9.5%
8	3.0%	3.5%	6.0%	9.5%
9	3.0%	3.5%	5.5%	9.5%
10	3.0%	3.5%	5.5%	9.5%
11-14	2.5%	3.0%	5.5%	9.5%
15+	2.0%	2.5%	5.0%	9.5%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	16.0%	18.0%	22.0%	33.0%
2	13.0%	12.5%	13.0%	22.0%
3	8.0%	11.0%	12.5%	20.0%
4	6.0%	9.5%	11.5%	17.0%
5	5.0%	5.0%	8.5%	18.0%
6	4.5%	5.0%	8.5%	17.0%
7	4.0%	5.0%	8.0%	16.0%
8	3.5%	4.5%	8.0%	15.0%
9	3.5%	4.5%	8.0%	14.0%
10	3.5%	4.5%	7.5%	13.0%
11-14	3.5%	4.0%	7.0%	12.0%
15+	2.5%	4.0%	7.0%	12.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	15.0%	14.0%	21.0%	27.5%
2	12.0%	12.0%	11.0%	17.0%
3	8.0%	8.5%	10.5%	15.0%
4	6.0%	7.0%	10.0%	14.0%
5	4.5%	5.0%	6.5%	13.0%
6	4.5%	5.0%	6.5%	13.0%
7	4.0%	4.5%	6.5%	13.0%
8	3.5%	4.0%	6.5%	13.0%
9	3.5%	4.0%	6.0%	13.0%
10	3.5%	4.0%	6.0%	13.0%
11-14	3.0%	3.5%	6.0%	13.0%
15+	2.5%	3.0%	5.5%	13.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 3A MILLIMAN

Table 3B
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2001 and Prior Issues

Nursing Home Plans
With Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	7.0%	7.5%	11.0%	20.5%
2	6.0%	5.5%	7.0%	11.5%
3	5.0%	5.0%	6.0%	11.0%
4	4.0%	4.5%	6.0%	10.0%
5	3.0%	4.5%	6.5%	9.0%
6	3.0%	3.5%	5.5%	9.0%
7	2.5%	3.5%	5.0%	9.0%
8	2.0%	2.5%	4.0%	9.0%
9	2.0%	2.5%	4.0%	9.0%
10	2.0%	2.5%	4.0%	9.0%
11-14	1.5%	2.0%	4.0%	9.0%
15+	1.5%	2.0%	4.0%	9.0%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	12.5%	13.0%	17.5%	17.5%
2	10.0%	8.5%	8.5%	10.5%
3	8.0%	7.0%	7.5%	10.0%
4	5.5%	5.0%	6.0%	9.0%
5	3.0%	5.0%	5.5%	9.0%
6	3.0%	4.0%	5.5%	9.0%
7	3.0%	4.0%	5.0%	9.0%
8	2.5%	3.5%	5.0%	9.0%
9	2.5%	3.5%	5.0%	9.0%
10	2.5%	3.5%	5.0%	9.0%
11-14	2.5%	3.5%	5.0%	9.0%
15+	2.0%	3.0%	5.0%	9.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	7.0%	7.0%	10.0%	20.5%
2	5.0%	6.0%	8.5%	9.0%
3	5.0%	6.0%	6.5%	9.0%
4	5.0%	5.0%	5.0%	8.5%
5	3.0%	3.5%	5.5%	9.0%
6	3.0%	3.0%	4.0%	9.0%
7	2.5%	3.0%	4.0%	9.0%
8	2.5%	2.5%	3.0%	9.0%
9	2.0%	2.0%	3.0%	9.0%
10	1.5%	1.5%	2.5%	9.0%
11-14	1.5%	1.0%	2.5%	9.0%
15+	1.0%	1.0%	2.5%	9.0%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	11.5%	13.0%	20.5%	19.0%
2	8.5%	6.5%	9.0%	8.0%
3	6.5%	5.0%	6.5%	8.0%
4	4.5%	4.0%	5.5%	7.5%
5	3.0%	5.0%	5.5%	9.0%
6	3.0%	5.0%	5.0%	9.0%
7	2.5%	4.0%	5.0%	9.0%
8	2.5%	3.5%	5.0%	9.0%
9	2.0%	3.0%	5.0%	9.0%
10	2.0%	3.0%	4.5%	9.0%
11-14	2.0%	3.0%	4.5%	9.0%
15+	2.0%	3.0%	4.5%	9.0%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	14.5%	16.5%	20.0%	19.5%
2	8.5%	11.0%	14.5%	12.5%
3	7.0%	9.0%	13.5%	12.0%
4	5.0%	8.0%	10.0%	11.0%
5	3.5%	5.0%	5.5%	12.0%
6	3.5%	4.0%	5.5%	12.0%
7	3.5%	4.0%	5.0%	12.0%
8	3.0%	4.0%	5.0%	12.0%
9	3.0%	4.0%	5.0%	12.0%
10	3.0%	4.0%	5.0%	12.0%
11-14	3.0%	4.0%	5.0%	12.0%
15+	2.5%	3.0%	5.0%	12.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	10.0%	15.0%	21.0%	21.0%
2	8.0%	9.5%	9.5%	10.0%
3	7.0%	8.0%	7.5%	10.0%
4	5.0%	7.0%	6.5%	9.5%
5	3.5%	5.5%	6.0%	12.5%
6	3.5%	5.5%	5.5%	12.5%
7	3.0%	4.5%	5.5%	12.5%
8	3.0%	4.0%	5.5%	12.5%
9	2.5%	3.5%	5.5%	12.5%
10	2.5%	3.5%	5.0%	12.5%
11-14	2.5%	3.5%	5.0%	12.5%
15+	2.5%	3.5%	5.0%	12.5%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 3B MILLIMAN

Table 4A
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2001 and Prior Issues

Home Health Care Plans
Without Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	13.0%	16.0%	18.0%	21.0%
2	7.5%	10.5%	13.5%	16.0%
3	5.0%	8.5%	9.5%	15.0%
4	3.5%	7.0%	9.0%	14.5%
5	9.5%	7.5%	9.0%	11.5%
6	8.0%	6.5%	9.0%	11.5%
7	8.0%	6.5%	9.0%	11.5%
8	8.0%	6.0%	9.0%	11.5%
9	7.5%	6.0%	9.0%	11.5%
10	7.0%	6.0%	9.0%	11.5%
11-14	7.0%	6.0%	9.0%	10.5%
15+	7.0%	5.0%	9.0%	10.5%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	18.5%	19.5%	22.5%	30.5%
2	13.0%	11.5%	15.0%	20.0%
3	9.5%	10.0%	11.0%	19.0%
4	6.0%	6.5%	10.0%	17.0%
5	7.5%	8.0%	9.5%	16.5%
6	7.0%	7.5%	9.5%	15.0%
7	6.0%	7.0%	9.0%	14.0%
8	5.0%	6.5%	9.0%	12.5%
9	5.0%	6.5%	9.0%	11.0%
10	5.0%	6.5%	8.5%	10.5%
11-14	5.0%	6.5%	8.0%	10.0%
15+	4.0%	6.0%	8.0%	10.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	17.5%	16.0%	17.0%	19.5%
2	9.5%	10.0%	12.5%	13.5%
3	6.0%	7.5%	8.5%	13.5%
4	4.0%	7.0%	8.0%	13.5%
5	8.0%	6.0%	7.5%	10.5%
6	8.0%	6.0%	7.5%	10.5%
7	7.5%	5.5%	7.5%	10.5%
8	7.0%	5.0%	7.5%	10.5%
9	7.0%	5.0%	7.0%	10.5%
10	7.0%	5.0%	7.0%	10.5%
11-14	6.5%	4.5%	7.0%	10.5%
15+	6.0%	4.0%	6.5%	10.5%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	22.0%	18.0%	25.5%	32.5%
2	16.0%	13.0%	14.5%	22.0%
3	10.0%	8.5%	12.0%	19.0%
4	7.0%	5.0%	11.0%	16.0%
5	6.5%	6.5%	7.0%	14.5%
6	6.5%	6.5%	7.0%	13.5%
7	6.0%	6.0%	7.0%	12.5%
8	5.5%	5.5%	7.0%	11.5%
9	5.5%	5.5%	6.5%	10.5%
10	5.5%	5.5%	6.5%	10.5%
11-14	5.0%	5.0%	6.5%	10.5%
15+	4.5%	4.5%	6.0%	10.5%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	23.5%	25.0%	27.0%	38.0%
2	20.5%	16.5%	19.0%	28.0%
3	14.0%	14.0%	18.0%	26.0%
4	10.0%	11.5%	15.0%	21.0%
5	5.5%	5.0%	8.5%	16.0%
6	5.0%	5.0%	8.5%	15.0%
7	4.5%	5.0%	8.0%	14.0%
8	4.0%	4.5%	8.0%	13.0%
9	4.0%	4.5%	8.0%	12.0%
10	4.0%	4.5%	7.5%	11.0%
11-14	4.0%	4.0%	7.0%	10.0%
15+	3.0%	4.0%	7.0%	10.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	22.5%	21.0%	26.0%	32.5%
2	19.5%	16.0%	17.0%	23.0%
3	14.0%	11.5%	16.0%	21.0%
4	10.0%	9.0%	13.5%	18.0%
5	5.0%	5.0%	6.5%	11.0%
6	5.0%	5.0%	6.5%	11.0%
7	4.5%	4.5%	6.5%	11.0%
8	4.0%	4.0%	6.5%	11.0%
9	4.0%	4.0%	6.0%	11.0%
10	4.0%	4.0%	6.0%	11.0%
11-14	3.5%	3.5%	6.0%	11.0%
15+	3.0%	3.0%	5.5%	11.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 4A MILLIMAN

Table 4B
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2001 and Prior Issues

Home Health Care Plans
With Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	15.5%	14.5%	16.0%	23.0%
2	10.5%	9.5%	11.0%	14.5%
3	7.0%	7.5%	8.0%	14.0%
4	5.0%	7.0%	8.0%	13.0%
5	7.5%	7.0%	7.5%	10.5%
6	7.5%	6.0%	7.5%	10.5%
7	7.0%	6.0%	7.0%	10.5%
8	6.5%	5.0%	7.0%	10.5%
9	6.5%	5.0%	7.0%	10.5%
10	6.5%	5.0%	7.0%	10.5%
11-14	6.0%	4.5%	7.0%	10.5%
15+	6.0%	4.5%	7.0%	10.5%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	18.0%	19.0%	22.5%	24.5%
2	13.5%	12.5%	12.5%	17.5%
3	10.5%	10.0%	10.0%	16.0%
4	7.0%	6.0%	8.0%	13.0%
5	5.5%	7.0%	6.5%	14.0%
6	5.5%	6.0%	6.5%	13.0%
7	5.5%	6.0%	6.0%	12.0%
8	5.0%	5.5%	6.0%	11.0%
9	5.0%	5.5%	6.0%	10.0%
10	5.0%	5.5%	6.0%	10.0%
11-14	5.0%	5.5%	6.0%	10.0%
15+	4.5%	5.0%	6.0%	10.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	15.5%	14.0%	15.0%	23.0%
2	9.5%	10.0%	12.5%	12.0%
3	7.0%	8.5%	8.5%	12.0%
4	6.0%	7.5%	7.0%	11.5%
5	7.5%	6.0%	6.5%	10.5%
6	7.5%	5.5%	6.0%	10.5%
7	7.0%	5.5%	6.0%	10.5%
8	7.0%	5.0%	6.0%	10.5%
9	6.5%	4.5%	6.0%	10.5%
10	6.0%	4.0%	5.5%	10.5%
11-14	6.0%	3.5%	5.5%	10.5%
15+	5.5%	3.5%	5.5%	10.5%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	17.0%	19.0%	25.5%	26.0%
2	12.0%	10.5%	13.0%	15.0%
3	9.0%	8.0%	9.0%	14.0%
4	6.0%	5.0%	7.5%	11.5%
5	5.5%	7.0%	6.5%	14.0%
6	5.5%	7.0%	6.0%	13.0%
7	5.0%	6.0%	6.0%	12.0%
8	5.0%	5.5%	6.0%	11.0%
9	4.5%	5.0%	6.0%	10.0%
10	4.5%	5.0%	5.5%	10.0%
11-14	4.5%	5.0%	5.5%	10.0%
15+	4.5%	5.0%	5.5%	10.0%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	22.0%	23.5%	25.0%	24.5%
2	16.0%	15.0%	20.5%	18.5%
3	13.0%	12.0%	19.0%	18.0%
4	9.0%	10.0%	13.5%	15.0%
5	4.0%	5.0%	5.5%	10.0%
6	4.0%	4.0%	5.5%	10.0%
7	4.0%	4.0%	5.0%	10.0%
8	3.5%	4.0%	5.0%	10.0%
9	3.5%	4.0%	5.0%	10.0%
10	3.5%	4.0%	5.0%	10.0%
11-14	3.5%	4.0%	5.0%	10.0%
15+	3.0%	3.0%	5.0%	10.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	17.5%	22.0%	26.0%	26.0%
2	15.5%	13.5%	15.5%	16.0%
3	13.0%	11.0%	13.0%	16.0%
4	9.0%	9.0%	10.0%	13.5%
5	4.0%	5.5%	6.0%	10.5%
6	4.0%	5.5%	5.5%	10.5%
7	3.5%	4.5%	5.5%	10.5%
8	3.5%	4.0%	5.5%	10.5%
9	3.0%	3.5%	5.5%	10.5%
10	3.0%	3.5%	5.0%	10.5%
11-14	3.0%	3.5%	5.0%	10.5%
15+	3.0%	3.5%	5.0%	10.5%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 4B MILLIMAN

Table 5A
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2001 and Prior Issues

Comprehensive Long Term Care Plans
Without Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	5.5%	9.0%	12.0%	15.5%
2	5.0%	7.0%	8.5%	12.5%
3	5.0%	6.5%	7.0%	11.5%
4	5.0%	5.5%	6.5%	11.0%
5	5.5%	5.0%	6.0%	9.0%
6	4.0%	4.0%	6.0%	9.0%
7	4.0%	4.0%	6.0%	9.0%
8	4.0%	3.5%	6.0%	9.0%
9	3.5%	3.5%	6.0%	9.0%
10	3.0%	3.5%	6.0%	9.0%
11-14	3.0%	3.5%	6.0%	9.0%
15+	3.0%	2.5%	6.0%	9.0%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	11.5%	12.5%	16.0%	25.5%
2	9.0%	8.5%	10.0%	15.0%
3	7.5%	8.0%	7.5%	15.0%
4	6.0%	6.5%	7.5%	15.0%
5	5.5%	6.0%	7.5%	13.5%
6	5.0%	5.5%	7.5%	13.0%
7	4.0%	5.0%	7.0%	13.0%
8	3.0%	4.5%	7.0%	12.5%
9	3.0%	4.5%	7.0%	12.0%
10	3.0%	4.5%	6.5%	11.5%
11-14	3.0%	4.5%	6.0%	11.0%
15+	2.0%	4.0%	6.0%	11.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	10.0%	9.0%	11.0%	14.0%
2	7.0%	6.5%	7.5%	10.0%
3	6.0%	5.5%	6.0%	10.0%
4	6.0%	5.5%	5.5%	10.0%
5	4.0%	3.5%	4.5%	8.0%
6	4.0%	3.5%	4.5%	8.0%
7	3.5%	3.0%	4.5%	8.0%
8	3.0%	2.5%	4.5%	8.0%
9	3.0%	2.5%	4.0%	8.0%
10	3.0%	2.5%	4.0%	8.0%
11-14	2.5%	2.0%	4.0%	8.0%
15+	2.0%	1.5%	3.5%	8.0%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	15.0%	11.0%	19.0%	27.5%
2	12.0%	10.0%	9.5%	17.0%
3	8.0%	6.5%	8.5%	15.0%
4	7.0%	5.0%	8.5%	14.0%
5	4.5%	4.5%	5.0%	11.5%
6	4.5%	4.5%	5.0%	11.5%
7	4.0%	4.0%	5.0%	11.5%
8	3.5%	3.5%	5.0%	11.5%
9	3.5%	3.5%	4.5%	11.5%
10	3.5%	3.5%	4.5%	11.5%
11-14	3.0%	3.0%	4.5%	11.5%
15+	2.5%	2.5%	4.0%	11.5%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	16.0%	17.5%	20.5%	31.0%
2	13.0%	12.5%	11.5%	20.0%
3	8.0%	11.0%	10.5%	18.0%
4	7.0%	9.5%	10.0%	15.0%
5	6.5%	3.5%	8.5%	10.0%
6	6.0%	3.5%	8.5%	9.0%
7	5.5%	3.5%	8.0%	8.0%
8	5.0%	3.0%	8.0%	7.0%
9	5.0%	3.0%	8.0%	6.0%
10	5.0%	3.0%	7.5%	5.0%
11-14	5.0%	2.5%	7.0%	4.0%
15+	4.0%	2.5%	7.0%	4.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	15.0%	13.5%	19.5%	25.5%
2	12.0%	12.0%	9.5%	15.0%
3	8.0%	8.5%	8.5%	13.0%
4	7.0%	7.0%	8.5%	12.0%
5	6.0%	3.5%	6.5%	5.0%
6	6.0%	3.5%	6.5%	5.0%
7	5.5%	3.0%	6.5%	5.0%
8	5.0%	2.5%	6.5%	5.0%
9	5.0%	2.5%	6.0%	5.0%
10	5.0%	2.5%	6.0%	5.0%
11-14	4.5%	2.0%	6.0%	5.0%
15+	4.0%	1.5%	5.5%	5.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 5A MILLIMAN

Table 5B
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2001 and Prior Issues

Comprehensive Long Term Care Plans
With Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	8.0%	7.5%	10.0%	17.5%
2	8.0%	6.0%	6.0%	11.0%
3	7.0%	5.5%	5.5%	10.5%
4	7.0%	5.5%	5.5%	9.5%
5	3.5%	4.5%	4.5%	8.0%
6	3.5%	3.5%	4.5%	8.0%
7	3.0%	3.5%	4.0%	8.0%
8	2.5%	2.5%	4.0%	8.0%
9	2.5%	2.5%	4.0%	8.0%
10	2.5%	2.5%	4.0%	8.0%
11-14	2.0%	2.0%	4.0%	8.0%
15+	2.0%	2.0%	4.0%	8.0%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	11.0%	12.0%	16.0%	19.5%
2	9.5%	9.5%	7.5%	12.5%
3	8.5%	8.0%	6.5%	12.0%
4	7.0%	6.0%	5.5%	11.0%
5	3.5%	5.0%	4.5%	11.0%
6	3.5%	4.0%	4.5%	11.0%
7	3.5%	4.0%	4.0%	11.0%
8	3.0%	3.5%	4.0%	11.0%
9	3.0%	3.5%	4.0%	11.0%
10	3.0%	3.5%	4.0%	11.0%
11-14	3.0%	3.5%	4.0%	11.0%
15+	2.5%	3.0%	4.0%	11.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	8.0%	7.0%	9.0%	17.5%
2	7.0%	6.5%	7.5%	8.5%
3	7.0%	6.5%	6.0%	8.5%
4	7.0%	6.0%	4.5%	8.0%
5	3.5%	3.5%	3.5%	8.0%
6	3.5%	3.0%	3.0%	8.0%
7	3.0%	3.0%	3.0%	8.0%
8	3.0%	2.5%	3.0%	8.0%
9	2.5%	2.0%	3.0%	8.0%
10	2.0%	1.5%	2.5%	8.0%
11-14	2.0%	1.0%	2.5%	8.0%
15+	1.5%	1.0%	2.5%	8.0%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	10.0%	12.0%	19.0%	21.0%
2	8.0%	7.5%	8.0%	10.0%
3	7.0%	6.0%	5.5%	10.0%
4	6.0%	5.0%	5.0%	9.5%
5	3.5%	5.0%	4.5%	11.0%
6	3.5%	5.0%	4.0%	11.0%
7	3.0%	4.0%	4.0%	11.0%
8	3.0%	3.5%	4.0%	11.0%
9	2.5%	3.0%	4.0%	11.0%
10	2.5%	3.0%	3.5%	11.0%
11-14	2.5%	3.0%	3.5%	11.0%
15+	2.5%	3.0%	3.5%	11.0%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	14.5%	16.0%	18.5%	17.5%
2	8.5%	11.0%	13.0%	10.5%
3	7.0%	9.0%	11.5%	10.0%
4	6.0%	8.0%	8.5%	9.0%
5	5.0%	3.5%	5.5%	4.0%
6	5.0%	2.5%	5.5%	4.0%
7	5.0%	2.5%	5.0%	4.0%
8	4.5%	2.5%	5.0%	4.0%
9	4.5%	2.5%	5.0%	4.0%
10	4.5%	2.5%	5.0%	4.0%
11-14	4.5%	2.5%	5.0%	4.0%
15+	4.0%	1.5%	5.0%	4.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	10.0%	14.5%	19.5%	19.0%
2	8.0%	9.5%	8.0%	8.0%
3	7.0%	8.0%	5.5%	8.0%
4	6.0%	7.0%	5.0%	7.5%
5	5.0%	4.0%	6.0%	4.5%
6	5.0%	4.0%	5.5%	4.5%
7	4.5%	3.0%	5.5%	4.5%
8	4.5%	2.5%	5.5%	4.5%
9	4.0%	2.0%	5.5%	4.5%
10	4.0%	2.0%	5.0%	4.5%
11-14	4.0%	2.0%	5.0%	4.5%
15+	4.0%	2.0%	5.0%	4.5%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 5B MILLIMAN

Table 6A
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2002 and Later Issues

Nursing Home Plans
Without Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	14.5%	17.5%	16.0%	20.5%
2	7.0%	3.0%	7.0%	12.0%
3	4.0%	3.0%	5.0%	11.0%
4	3.5%	2.5%	4.5%	10.5%
5	3.0%	2.0%	4.0%	10.0%
6	2.5%	1.5%	3.5%	9.5%
7	2.5%	1.5%	3.5%	9.5%
8	2.5%	1.5%	3.5%	9.5%
9	2.5%	1.5%	3.5%	9.5%
10	2.5%	1.5%	3.5%	9.5%
11-14	2.5%	1.5%	3.5%	9.5%
15+	2.5%	1.5%	3.5%	9.5%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	14.5%	11.5%	15.5%	20.0%
2	6.5%	9.0%	3.0%	1.5%
3	3.0%	7.0%	1.0%	1.0%
4	2.5%	6.5%	1.0%	1.0%
5	2.0%	6.0%	1.0%	1.0%
6	1.5%	5.5%	1.0%	1.0%
7	1.5%	5.0%	1.0%	1.0%
8	1.5%	4.5%	1.0%	1.0%
9	1.5%	4.5%	1.0%	1.0%
10	1.5%	4.5%	1.0%	1.0%
11-14	1.5%	4.5%	1.0%	1.0%
15+	1.5%	4.5%	1.0%	1.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	17.5%	11.5%	13.5%	17.5%
2	8.0%	4.0%	8.0%	15.0%
3	3.0%	3.0%	7.5%	14.0%
4	2.5%	2.5%	7.0%	13.5%
5	2.0%	2.0%	6.5%	13.0%
6	1.5%	1.5%	6.0%	12.5%
7	1.5%	1.5%	5.5%	12.0%
8	1.5%	1.5%	5.0%	11.5%
9	1.5%	1.5%	4.5%	11.0%
10	1.5%	1.5%	4.0%	9.0%
11-14	1.5%	1.5%	4.0%	9.0%
15+	1.5%	1.5%	4.0%	9.0%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	18.5%	15.5%	17.0%	13.5%
2	10.0%	5.5%	6.5%	11.0%
3	4.5%	4.5%	5.0%	10.0%
4	4.0%	4.0%	4.5%	9.5%
5	3.5%	3.5%	4.0%	9.0%
6	3.0%	3.0%	3.5%	8.5%
7	3.0%	3.0%	3.5%	8.5%
8	3.0%	3.0%	3.5%	8.5%
9	3.0%	3.0%	3.5%	8.5%
10	3.0%	3.0%	3.5%	8.5%
11-14	3.0%	3.0%	3.5%	8.5%
15+	3.0%	3.0%	3.5%	8.5%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	16.5%	12.5%	19.5%	29.5%
2	5.5%	3.0%	8.0%	25.0%
3	3.5%	2.0%	8.0%	21.0%
4	3.0%	1.5%	7.5%	20.5%
5	2.5%	1.0%	7.0%	20.0%
6	2.0%	1.0%	6.5%	19.5%
7	2.0%	1.0%	6.5%	19.0%
8	2.0%	1.0%	6.5%	18.5%
9	2.0%	1.0%	6.5%	18.0%
10	2.0%	1.0%	6.5%	13.0%
11-14	2.0%	1.0%	6.5%	13.0%
15+	2.0%	1.0%	6.5%	13.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	14.0%	14.0%	15.5%	13.5%
2	7.5%	5.0%	7.0%	13.5%
3	4.5%	4.0%	6.5%	13.5%
4	4.0%	3.5%	6.0%	13.0%
5	3.5%	3.0%	5.5%	12.5%
6	3.0%	2.5%	5.0%	12.0%
7	3.0%	2.5%	5.0%	12.0%
8	3.0%	2.5%	5.0%	12.0%
9	3.0%	2.5%	5.0%	12.0%
10	3.0%	2.5%	5.0%	12.0%
11-14	3.0%	2.5%	5.0%	12.0%
15+	3.0%	2.5%	5.0%	12.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 6A MILLIMAN

Table 6B
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2002 and Later Issues

Nursing Home Plans
With Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	11.0%	18.0%	14.0%	20.5%
2	6.0%	3.0%	9.0%	15.0%
3	2.0%	2.0%	7.5%	14.0%
4	1.5%	1.5%	7.0%	13.5%
5	2.0%	1.5%	6.5%	13.0%
6	2.0%	1.5%	6.0%	12.5%
7	2.0%	1.5%	5.5%	12.0%
8	2.0%	1.5%	5.0%	11.5%
9	2.0%	1.5%	4.5%	11.0%
10	2.0%	1.5%	3.5%	9.0%
11-14	2.0%	1.5%	3.5%	9.0%
15+	2.0%	1.5%	3.5%	9.0%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	18.5%	16.0%	18.0%	17.0%
2	5.5%	4.0%	6.0%	10.5%
3	2.0%	3.0%	4.0%	9.5%
4	1.5%	2.5%	3.5%	9.0%
5	1.5%	3.0%	3.0%	8.5%
6	1.5%	3.0%	2.5%	8.0%
7	1.5%	3.0%	2.0%	7.5%
8	1.5%	3.0%	1.5%	7.0%
9	1.5%	3.0%	1.0%	6.5%
10	1.5%	3.0%	1.0%	1.0%
11-14	1.5%	3.0%	1.0%	1.0%
15+	1.5%	3.0%	1.0%	1.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	12.0%	11.5%	12.0%	17.0%
2	4.0%	4.0%	7.0%	15.0%
3	1.0%	3.5%	6.0%	14.0%
4	1.0%	3.0%	5.5%	13.5%
5	1.0%	2.5%	5.0%	13.0%
6	1.0%	2.0%	4.5%	12.5%
7	1.0%	1.5%	4.0%	12.0%
8	1.0%	1.5%	3.5%	11.5%
9	1.0%	1.5%	3.0%	11.0%
10	1.0%	1.5%	2.5%	9.0%
11-14	1.0%	1.5%	2.5%	9.0%
15+	1.0%	1.5%	2.5%	9.0%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	15.0%	16.0%	15.0%	13.5%
2	7.5%	7.0%	6.0%	10.5%
3	4.0%	6.0%	4.0%	9.5%
4	3.5%	5.5%	3.5%	9.0%
5	3.0%	5.0%	3.5%	8.5%
6	2.5%	4.5%	3.5%	8.5%
7	2.0%	4.0%	3.5%	8.5%
8	2.0%	3.5%	3.5%	8.5%
9	2.0%	3.0%	3.5%	8.5%
10	2.0%	3.0%	3.5%	8.5%
11-14	2.0%	3.0%	3.5%	8.5%
15+	2.0%	3.0%	3.5%	8.5%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	13.5%	11.0%	18.5%	17.5%
2	4.5%	7.0%	6.0%	15.0%
3	2.5%	5.5%	5.0%	14.0%
4	2.0%	5.0%	4.5%	13.5%
5	2.0%	4.5%	5.0%	13.0%
6	2.0%	4.0%	5.0%	12.5%
7	2.0%	3.5%	5.0%	12.0%
8	2.0%	3.0%	5.0%	12.0%
9	2.0%	2.5%	5.0%	12.0%
10	2.0%	1.0%	5.0%	12.0%
11-14	2.0%	1.0%	5.0%	12.0%
15+	2.0%	1.0%	5.0%	12.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	10.5%	14.5%	13.5%	13.5%
2	5.0%	6.5%	6.5%	13.5%
3	4.0%	5.5%	5.5%	13.5%
4	3.5%	5.0%	5.0%	13.0%
5	3.0%	4.5%	5.0%	12.5%
6	2.5%	4.0%	5.0%	12.0%
7	2.5%	3.5%	5.0%	12.0%
8	2.5%	3.0%	5.0%	12.0%
9	2.5%	2.5%	5.0%	12.0%
10	2.5%	2.5%	5.0%	12.0%
11-14	2.5%	2.5%	5.0%	12.0%
15+	2.5%	2.5%	5.0%	12.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 6B MILLIMAN

Table 7A
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2002 and Later Issues

Home Health Care Plans
Without Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	19.5%	20.5%	20.0%	19.5%
2	12.0%	7.0%	8.0%	9.0%
3	11.0%	5.5%	5.0%	8.0%
4	10.5%	5.0%	4.5%	7.5%
5	10.0%	4.5%	4.0%	8.0%
6	9.5%	4.0%	3.5%	8.0%
7	9.0%	3.5%	3.5%	8.0%
8	8.5%	3.0%	3.5%	8.0%
9	8.0%	2.5%	3.5%	8.0%
10	2.5%	1.5%	3.5%	8.0%
11-14	2.5%	1.5%	3.5%	8.0%
15+	2.5%	1.5%	3.5%	8.0%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	19.0%	19.5%	13.0%	26.5%
2	4.0%	15.0%	4.5%	3.0%
3	1.0%	11.0%	3.5%	2.0%
4	1.0%	10.5%	3.0%	1.5%
5	1.0%	10.0%	2.5%	1.0%
6	1.0%	9.5%	2.0%	1.0%
7	1.0%	9.0%	1.5%	1.0%
8	1.0%	8.5%	1.0%	1.0%
9	1.0%	8.0%	1.0%	1.0%
10	1.0%	5.5%	1.0%	1.0%
11-14	1.0%	5.5%	1.0%	1.0%
15+	1.0%	5.5%	1.0%	1.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	22.5%	14.5%	17.5%	16.5%
2	13.0%	8.0%	9.0%	12.0%
3	10.0%	5.5%	7.5%	11.0%
4	9.5%	5.0%	7.0%	10.5%
5	9.0%	4.5%	6.5%	10.5%
6	8.5%	4.0%	6.0%	10.5%
7	8.0%	3.5%	6.0%	10.5%
8	7.5%	3.0%	6.0%	10.5%
9	7.0%	2.5%	6.0%	10.5%
10	1.5%	1.5%	6.0%	10.5%
11-14	1.5%	1.5%	6.0%	10.5%
15+	1.5%	1.5%	6.0%	10.5%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	23.0%	23.5%	14.5%	20.0%
2	7.5%	11.5%	8.0%	12.5%
3	2.5%	8.5%	7.5%	11.5%
4	2.0%	8.0%	7.0%	11.0%
5	2.5%	7.5%	6.5%	10.5%
6	2.5%	7.0%	6.0%	10.0%
7	2.5%	6.5%	5.5%	9.5%
8	2.5%	6.0%	5.0%	9.0%
9	2.5%	5.5%	4.5%	8.5%
10	2.5%	3.0%	3.5%	8.5%
11-14	2.5%	3.0%	3.5%	8.5%
15+	2.5%	3.0%	3.5%	8.5%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	17.0%	22.5%	24.5%	40.5%
2	6.0%	13.0%	15.0%	31.0%
3	4.0%	12.0%	15.0%	27.0%
4	3.5%	11.5%	14.5%	26.5%
5	3.0%	11.0%	14.0%	26.0%
6	2.5%	10.5%	13.5%	25.5%
7	2.0%	10.0%	13.0%	25.0%
8	2.0%	9.5%	12.5%	24.5%
9	2.0%	9.0%	12.0%	24.0%
10	2.0%	1.0%	6.5%	11.0%
11-14	2.0%	1.0%	6.5%	11.0%
15+	2.0%	1.0%	6.5%	11.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	14.5%	24.0%	20.5%	24.5%
2	8.0%	15.0%	14.0%	22.0%
3	5.0%	14.0%	13.5%	21.0%
4	4.5%	13.5%	13.0%	20.5%
5	4.0%	13.0%	12.5%	20.0%
6	3.5%	12.5%	12.0%	19.5%
7	3.0%	12.0%	11.5%	19.0%
8	3.0%	11.5%	11.0%	18.5%
9	3.0%	11.0%	10.5%	18.0%
10	3.0%	2.5%	5.0%	11.0%
11-14	3.0%	2.5%	5.0%	11.0%
15+	3.0%	2.5%	5.0%	11.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 7A MILLIMAN

Table 7B
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2002 and Later Issues

Home Health Care Plans
With Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	16.0%	21.0%	18.0%	19.5%
2	11.0%	7.0%	10.0%	12.0%
3	9.0%	4.5%	7.5%	11.0%
4	8.5%	4.0%	7.0%	10.5%
5	8.0%	3.5%	6.5%	10.0%
6	7.5%	3.0%	6.0%	9.5%
7	7.0%	2.5%	5.5%	9.5%
8	6.5%	2.0%	5.0%	9.5%
9	6.0%	1.5%	4.5%	9.5%
10	2.5%	1.5%	3.5%	9.5%
11-14	2.5%	1.5%	3.5%	9.5%
15+	2.5%	1.5%	3.5%	9.5%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	23.0%	24.0%	15.5%	23.5%
2	3.0%	10.0%	7.5%	12.0%
3	1.0%	7.0%	6.5%	11.0%
4	1.0%	6.5%	6.0%	10.5%
5	1.0%	6.0%	5.5%	10.0%
6	1.0%	5.5%	5.0%	9.5%
7	1.0%	5.5%	4.5%	9.0%
8	1.0%	5.5%	4.0%	8.5%
9	1.0%	5.5%	3.5%	8.0%
10	1.0%	5.5%	1.0%	1.0%
11-14	1.0%	5.5%	1.0%	1.0%
15+	1.0%	5.5%	1.0%	1.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	17.0%	14.5%	16.0%	16.0%
2	9.0%	8.0%	8.0%	12.0%
3	8.0%	6.0%	6.0%	11.0%
4	7.5%	5.5%	5.5%	10.5%
5	7.0%	5.0%	5.5%	10.5%
6	6.5%	4.5%	5.5%	10.5%
7	6.0%	4.0%	5.5%	10.5%
8	5.5%	3.5%	5.5%	10.5%
9	5.0%	3.0%	5.5%	10.5%
10	1.5%	1.5%	5.5%	10.5%
11-14	1.5%	1.5%	5.5%	10.5%
15+	1.5%	1.5%	5.5%	10.5%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	19.5%	24.0%	12.5%	20.0%
2	5.0%	13.0%	7.5%	12.0%
3	2.0%	10.0%	6.5%	11.0%
4	1.5%	9.5%	6.0%	10.5%
5	2.0%	9.0%	5.5%	10.0%
6	2.0%	8.5%	5.0%	9.5%
7	2.0%	8.0%	4.5%	9.0%
8	2.0%	7.5%	4.0%	8.5%
9	2.0%	7.0%	3.5%	8.5%
10	2.0%	3.0%	3.5%	8.5%
11-14	2.0%	3.0%	3.5%	8.5%
15+	2.0%	3.0%	3.5%	8.5%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	14.0%	21.0%	23.5%	28.5%
2	5.0%	17.0%	13.0%	21.0%
3	3.0%	15.5%	12.0%	20.0%
4	2.5%	15.0%	11.5%	19.5%
5	2.0%	14.5%	11.0%	19.0%
6	2.0%	14.0%	10.5%	18.5%
7	2.0%	13.5%	10.0%	18.0%
8	2.0%	13.0%	9.5%	17.5%
9	2.0%	12.5%	9.0%	17.0%
10	2.0%	1.0%	5.0%	10.0%
11-14	2.0%	1.0%	5.0%	10.0%
15+	2.0%	1.0%	5.0%	10.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	11.0%	24.5%	18.5%	24.5%
2	5.5%	16.5%	13.5%	21.5%
3	4.5%	15.5%	12.5%	20.5%
4	4.0%	15.0%	12.0%	20.0%
5	3.5%	14.5%	11.5%	19.5%
6	3.0%	14.0%	11.0%	19.0%
7	3.0%	13.5%	10.5%	18.5%
8	3.0%	13.0%	10.0%	18.0%
9	3.0%	12.5%	9.5%	17.5%
10	3.0%	2.5%	5.0%	10.5%
11-14	3.0%	2.5%	5.0%	10.5%
15+	3.0%	2.5%	5.0%	10.5%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 7B MILLIMAN

Table 8A
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2002 and Later Issues

Comprehensive Long Term Care Plans
Without Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	13.0%	12.5%	12.5%	14.0%
2	5.5%	4.5%	3.5%	2.0%
3	4.5%	4.5%	1.5%	1.0%
4	4.0%	4.0%	1.0%	1.0%
5	3.5%	3.5%	1.5%	1.0%
6	3.0%	3.0%	1.5%	1.0%
7	2.5%	2.5%	1.5%	1.0%
8	2.5%	2.0%	1.5%	1.0%
9	2.5%	1.5%	1.5%	1.0%
10	2.5%	1.5%	1.5%	1.0%
11-14	2.5%	1.5%	1.5%	1.0%
15+	2.5%	1.5%	1.5%	1.0%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	9.5%	9.0%	10.5%	21.5%
2	3.5%	8.5%	5.0%	4.0%
3	2.5%	6.5%	4.0%	3.0%
4	2.0%	6.0%	3.5%	2.5%
5	1.5%	5.5%	3.0%	2.0%
6	1.5%	5.0%	2.5%	1.5%
7	1.5%	4.5%	2.0%	1.0%
8	1.5%	4.5%	1.5%	1.0%
9	1.5%	4.5%	1.0%	1.0%
10	1.5%	4.5%	1.0%	1.0%
11-14	1.5%	4.5%	1.0%	1.0%
15+	1.5%	4.5%	1.0%	1.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	16.0%	6.5%	10.0%	11.0%
2	6.5%	5.5%	4.5%	5.0%
3	3.5%	4.5%	4.0%	4.0%
4	3.0%	4.0%	3.5%	3.5%
5	2.5%	3.5%	4.0%	4.0%
6	2.0%	3.0%	4.0%	4.0%
7	1.5%	2.5%	4.0%	4.0%
8	1.5%	2.0%	4.0%	4.0%
9	1.5%	1.5%	4.0%	4.0%
10	1.5%	1.5%	4.0%	4.0%
11-14	1.5%	1.5%	4.0%	4.0%
15+	1.5%	1.5%	4.0%	4.0%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	13.5%	13.0%	12.0%	15.0%
2	7.0%	5.0%	8.5%	13.5%
3	4.0%	4.0%	8.0%	12.5%
4	3.5%	3.5%	7.5%	12.0%
5	3.0%	3.0%	7.0%	11.5%
6	3.0%	3.0%	6.5%	11.0%
7	3.0%	3.0%	6.0%	10.5%
8	3.0%	3.0%	5.5%	10.0%
9	3.0%	3.0%	5.0%	9.5%
10	3.0%	3.0%	3.5%	8.5%
11-14	3.0%	3.0%	3.5%	8.5%
15+	3.0%	3.0%	3.5%	8.5%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	17.5%	13.5%	17.5%	25.5%
2	6.5%	4.0%	9.0%	16.0%
3	4.5%	3.0%	9.0%	12.0%
4	4.0%	2.5%	8.5%	11.5%
5	3.5%	2.0%	8.0%	11.0%
6	3.0%	1.5%	7.5%	10.5%
7	2.5%	1.0%	7.0%	10.0%
8	2.0%	1.0%	6.5%	9.5%
9	2.0%	1.0%	6.5%	9.0%
10	2.0%	1.0%	6.5%	5.0%
11-14	2.0%	1.0%	6.5%	5.0%
15+	2.0%	1.0%	6.5%	5.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	15.0%	15.0%	13.5%	9.5%
2	8.5%	6.0%	8.0%	7.0%
3	5.5%	5.0%	7.5%	6.0%
4	5.0%	4.5%	7.0%	5.5%
5	4.5%	4.0%	6.5%	5.0%
6	4.0%	3.5%	6.0%	5.0%
7	3.5%	3.0%	5.5%	5.0%
8	3.0%	2.5%	5.0%	5.0%
9	3.0%	2.5%	5.0%	5.0%
10	3.0%	2.5%	5.0%	5.0%
11-14	3.0%	2.5%	5.0%	5.0%
15+	3.0%	2.5%	5.0%	5.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 8A MILLIMAN

Table 8B
Penn Treaty Network America
Summary of Voluntary Lapse Rate Assumptions
2002 and Later Issues

Comprehensive Long Term Care Plans With Inflationary Benefits

Limited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	9.5%	13.0%	10.5%	14.0%
2	4.5%	4.5%	5.5%	5.0%
3	2.5%	3.5%	4.0%	4.0%
4	2.0%	3.0%	3.5%	3.5%
5	2.5%	2.5%	3.5%	4.0%
6	2.5%	2.0%	3.5%	4.0%
7	2.5%	1.5%	3.5%	4.0%
8	2.5%	1.5%	3.5%	4.0%
9	2.5%	1.5%	3.5%	4.0%
10	2.5%	1.5%	3.5%	4.0%
11-14	2.5%	1.5%	3.5%	4.0%
15+	2.5%	1.5%	3.5%	4.0%

Limited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	13.5%	13.5%	13.0%	18.5%
2	2.5%	3.5%	8.0%	13.0%
3	1.5%	2.5%	7.0%	12.0%
4	1.0%	2.0%	6.5%	11.5%
5	1.5%	2.5%	6.0%	11.0%
6	1.5%	2.5%	5.5%	10.5%
7	1.5%	2.5%	5.0%	10.0%
8	1.5%	2.5%	4.5%	9.5%
9	1.5%	2.5%	4.0%	9.0%
10	1.5%	2.5%	1.0%	1.0%
11-14	1.5%	2.5%	1.0%	1.0%
15+	1.5%	2.5%	1.0%	1.0%

Unlimited Benefit Plans, Underwriting Class A/B

Year	≤60	60-69	70-79	80+
1	10.5%	6.5%	8.5%	10.5%
2	2.5%	5.5%	3.5%	5.0%
3	1.5%	5.0%	2.5%	4.0%
4	1.0%	4.5%	2.0%	3.5%
5	1.5%	4.0%	2.5%	4.0%
6	1.5%	3.5%	2.5%	4.0%
7	1.5%	3.0%	2.5%	4.0%
8	1.5%	2.5%	2.5%	4.0%
9	1.5%	2.0%	2.5%	4.0%
10	1.5%	1.5%	2.5%	4.0%
11-14	1.5%	1.5%	2.5%	4.0%
15+	1.5%	1.5%	2.5%	4.0%

Unlimited Benefit Plans, Underwriting Class C

Year	≤60	60-69	70-79	80+
1	10.0%	13.5%	10.0%	15.0%
2	4.5%	6.5%	8.0%	13.0%
3	3.5%	5.5%	7.0%	12.0%
4	3.0%	5.0%	6.5%	11.5%
5	2.5%	4.5%	6.0%	11.0%
6	2.5%	4.0%	5.5%	10.5%
7	2.5%	3.5%	5.0%	10.0%
8	2.5%	3.0%	4.5%	9.5%
9	2.5%	3.0%	4.0%	9.0%
10	2.5%	3.0%	3.5%	8.5%
11-14	2.5%	3.0%	3.5%	8.5%
15+	2.5%	3.0%	3.5%	8.5%

Limited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	14.5%	12.0%	16.5%	13.5%
2	5.5%	8.0%	7.0%	6.0%
3	3.5%	6.5%	6.0%	5.0%
4	3.0%	6.0%	5.5%	4.5%
5	2.5%	5.5%	5.0%	4.0%
6	2.0%	5.0%	5.0%	4.0%
7	2.0%	4.5%	5.0%	4.0%
8	2.0%	4.0%	5.0%	4.0%
9	2.0%	3.5%	5.0%	4.0%
10	2.0%	1.0%	5.0%	4.0%
11-14	2.0%	1.0%	5.0%	4.0%
15+	2.0%	1.0%	5.0%	4.0%

Unlimited Benefit Plans, Underwriting Class D

Year	≤60	60-69	70-79	80+
1	11.5%	15.5%	11.5%	9.5%
2	6.0%	7.5%	7.5%	6.5%
3	5.0%	6.5%	6.5%	5.5%
4	4.5%	6.0%	6.0%	5.0%
5	4.0%	5.5%	5.5%	4.5%
6	3.5%	5.0%	5.0%	4.5%
7	3.0%	4.5%	5.0%	4.5%
8	3.0%	4.0%	5.0%	4.5%
9	3.0%	3.5%	5.0%	4.5%
10	3.0%	2.0%	5.0%	4.5%
11-14	3.0%	2.0%	5.0%	4.5%
15+	3.0%	2.0%	5.0%	4.5%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 8B MILLIMAN

Table 9
Penn Treaty Network America
Comparison of Lapse Rates - Underwriting Class A

2004 Lapse Study

	Without Inflationary Benefits									With Inflationary Benefits								
	Limited Benefit Plans					Unlimited Benefit Plans					Limited Benefit Plans					Unlimited Benefit Plans		
Year	<60	60-69	70-79	80+	Year	<60	60-69	70-79	80+	Year	<60	60-69	70-79	80+	Year	<60	60-69	70-79	80+
1	5.5%	10.0%	14.0%	19.0%	1	10.0%	10.0%	13.0%	17.5%	1	8.0%	8.5%	12.0%	21.0%	1	8.0%	8.0%	11.0%	21.0%
2	5.0%	7.5%	10.5%	14.0%	2	7.0%	7.0%	9.5%	11.5%	2	8.0%	6.5%	8.0%	12.5%	2	7.0%	7.0%	9.5%	10.0%
3	5.0%	7.0%	8.5%	13.0%	3	6.0%	6.0%	7.5%	11.5%	3	7.0%	6.0%	7.0%	12.0%	3	7.0%	7.0%	7.5%	10.0%
4	4.5%	5.5%	8.0%	12.5%	4	5.0%	5.5%	7.0%	11.5%	4	6.0%	5.5%	7.0%	11.0%	4	7.0%	6.0%	6.0%	9.5%
5	3.5%	5.0%	7.5%	12.5%	5	3.5%	4.0%	6.5%	11.0%	5	5.0%	5.0%	6.0%	10.5%	5	6.0%	4.5%	5.5%	9.5%
6	2.5%	4.5%	7.0%	12.0%	6	3.5%	4.0%	6.5%	11.0%	6	4.0%	4.5%	5.0%	10.0%	6	5.0%	3.5%	4.5%	9.5%
7	2.5%	4.0%	7.0%	12.0%	7	3.0%	3.5%	5.0%	11.0%	7	3.0%	4.0%	4.5%	10.0%	7	4.0%	2.5%	4.5%	9.0%
8	2.5%	4.0%	7.0%	11.5%	8	3.0%	3.0%	5.0%	11.0%	8	2.5%	3.0%	4.5%	10.0%	8	3.5%	2.5%	4.5%	9.0%
9	2.5%	4.0%	6.5%	11.0%	9	2.5%	3.0%	5.0%	11.0%	9	2.0%	2.5%	4.0%	10.0%	9	3.0%	2.5%	4.0%	9.0%
10	2.0%	4.0%	6.5%	10.5%	10	2.5%	2.5%	4.0%	10.0%	10	2.0%	2.0%	4.0%	10.0%	10	2.0%	2.5%	4.0%	9.0%
11-14	2.0%	4.0%	6.0%	10.0%	11-14	2.0%	2.0%	4.0%	9.0%	11-14	2.0%	2.0%	4.0%	10.0%	11-14	2.0%	2.0%	4.0%	9.0%
15+	2.0%	4.0%	6.0%	10.0%	15+	2.0%	2.0%	4.0%	9.0%	15+	2.0%	2.0%	4.0%	10.0%	15+	2.0%	2.0%	4.0%	9.0%

New Lapse Study - 2001 and Prior Issues

	Without Inflationary Benefits									With Inflationary Benefits								
	Limited Benefit Plans					Unlimited Benefit Plans					Limited Benefit Plans					Unlimited Benefit Plans		
Year	<60	60-69	70-79	80+	Year	<60	60-69	70-79	80+	Year	<60	60-69	70-79	80+	Year	<60	60-69	70-79	80+
1	5.5%	10.0%	14.0%	19.0%	1	10.0%	10.0%	13.0%	17.5%	1	8.0%	8.5%	12.0%	21.0%	1	8.0%	8.0%	11.0%	21.0%
2	5.0%	7.5%	10.5%	14.0%	2	7.0%	7.0%	9.5%	11.5%	2	8.0%	6.5%	8.0%	12.5%	2	7.0%	7.0%	9.5%	10.0%
3	5.0%	7.0%	8.5%	13.0%	3	6.0%	6.0%	7.5%	11.5%	3	7.0%	6.0%	7.0%	12.0%	3	7.0%	7.0%	7.5%	10.0%
4	4.5%	5.5%	8.0%	12.5%	4	5.0%	5.5%	7.0%	11.5%	4	6.0%	5.5%	7.0%	11.0%	4	7.0%	6.0%	6.0%	9.5%
5	5.5%	5.5%	7.0%	11.0%	5	4.0%	4.0%	5.5%	10.0%	5	3.5%	5.0%	5.5%	10.0%	5	3.5%	4.0%	4.5%	10.0%
6	4.0%	4.5%	7.0%	11.0%	6	4.0%	4.0%	5.5%	10.0%	6	3.5%	4.0%	5.5%	10.0%	6	3.5%	3.5%	4.0%	10.0%
7	4.0%	4.5%	7.0%	11.0%	7	3.5%	3.5%	5.5%	10.0%	7	3.0%	4.0%	5.0%	10.0%	7	3.0%	3.5%	4.0%	10.0%
8	4.0%	4.0%	7.0%	11.0%	8	3.0%	3.0%	5.5%	10.0%	8	2.5%	3.0%	5.0%	10.0%	8	3.0%	3.0%	4.0%	10.0%
9	3.5%	4.0%	7.0%	11.0%	9	3.0%	3.0%	5.0%	10.0%	9	2.5%	3.0%	5.0%	10.0%	9	2.5%	2.5%	4.0%	10.0%
10	3.0%	4.0%	7.0%	11.0%	10	3.0%	3.0%	5.0%	10.0%	10	2.5%	3.0%	5.0%	10.0%	10	2.0%	2.0%	3.5%	10.0%
11-14	3.0%	4.0%	7.0%	10.0%	11-14	2.5%	2.5%	5.0%	10.0%	11-14	2.0%	2.5%	5.0%	10.0%	11-14	2.0%	1.5%	3.5%	10.0%
15+	3.0%	3.0%	7.0%	10.0%	15+	2.0%	2.0%	4.5%	10.0%	15+	2.0%	2.5%	5.0%	10.0%	15+	1.5%	1.5%	3.5%	10.0%

New Lapse Study - 2002 and Later Issues

	Without Inflationary Benefits									With Inflationary Benefits								
	Limited Benefit Plans					Unlimited Benefit Plans					Limited Benefit Plans					Unlimited Benefit Plans		
Year	<60	60-69	70-79	80+	Year	<60	60-69	70-79	80+	Year	<60	60-69	70-79	80+	Year	<60	60-69	70-79	80+
1	13.5%	14.5%	15.0%	17.5%	1	16.5%	8.5%	12.5%	14.5%	1	10.0%	15.0%	13.0%	17.5%	1	11.0%	8.5%	11.0%	14.0%
2	6.0%	4.0%	6.0%	9.0%	2	7.0%	5.0%	7.0%	12.0%	2	5.0%	4.0%	8.0%	12.0%	2	3.0%	5.0%	6.0%	12.0%
3	5.0%	4.0%	4.0%	8.0%	3	4.0%	4.0%	6.5%	11.0%	3	3.0%	3.0%	6.5%	11.0%	3	2.0%	4.5%	5.0%	11.0%
4	4.5%	3.5%	3.5%	7.5%	4	3.5%	3.5%	6.0%	10.5%	4	2.5%	2.5%	6.0%	10.5%	4	1.5%	4.0%	4.5%	10.5%
5	4.0%	3.0%	3.0%	7.0%	5	3.0%	3.0%	5.5%	10.0%	5	2.5%	2.5%	5.5%	10.0%	5	2.0%	3.5%	4.0%	10.0%
6	3.5%	2.5%	2.5%	6.5%	6	2.5%	2.5%	5.0%	9.5%	6	2.5%	2.5%	5.0%	9.5%	6	2.0%	3.0%	3.5%	9.5%
7	3.0%	2.5%	2.5%	6.5%	7	2.5%	2.5%	5.0%	9.5%	7	2.5%	2.5%	4.5%	9.0%	7	2.0%	2.5%	3.5%	9.5%
8	3.0%	2.5%	2.5%	6.5%	8	2.5%	2.5%	5.0%	9.5%	8	2.5%	2.5%	4.0%	8.5%	8	2.0%	2.0%	3.5%	9.5%
9	3.0%	2.5%	2.5%	6.5%	9	2.5%	2.5%	5.0%	9.5%	9	2.5%	2.5%	3.5%	8.0%	9	2.0%	2.0%	3.5%	9.5%
10	3.0%	2.5%	2.5%	6.5%	10	2.5%	2.5%	5.0%	9.5%	10	2.5%	2.5%	2.5%	6.5%	10	2.0%	2.0%	3.5%	9.5%
11-14	3.0%	2.5%	2.5%	6.5%	11-14	2.5%	2.5%	5.0%	9.5%	11-14	2.5%	2.5%	2.5%	6.5%	11-14	2.0%	2.0%	3.5%	9.5%
15+	3.0%	2.5%	2.5%	6.5%	15+	2.5%	2.5%	5.0%	9.5%	15+	2.5%	2.5%	2.5%	6.5%	15+	2.0%	2.0%	3.5%	9.5%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 9

MILLIMAN

Table 10A
Penn Treaty Network America
Additional Product Line Variations

Nursing Care

Underwriting Class A/B

Year	NH <60	agg<60	difference	Use
1	12.5%	11.9%	0.6%	1.0%
2	5.8%	4.4%	1.3%	1.0%
3	1.4%	3.0%	-1.6%	-1.0%
4	2.5%	3.6%	-1.1%	-0.5%
5	3.2%	4.3%	-1.1%	-0.5%
6	3.0%	4.5%	-1.5%	-0.5%
7	3.5%	4.0%	-0.5%	-0.5%
8	2.3%	3.4%	-1.1%	-0.5%
9	3.0%	2.0%	1.0%	-0.5%
10	1.2%	1.6%	-0.4%	-0.5%
11-14	1.1%	2.3%	-1.2%	-0.5%
15+	0.8%	1.2%	-0.4%	-0.5%

Underwriting Class A/B

Year	NH 60-69	Agg 60-69	difference	Use
1	15.8%	12.5%	3.3%	3.0%
2	2.1%	4.0%	-1.9%	-1.0%
3	1.5%	3.4%	-1.9%	-1.0%
4	4.1%	4.2%	-0.1%	-0.5%
5	4.2%	5.2%	-1.0%	-0.5%
6	4.6%	4.4%	0.2%	-0.5%
7	2.9%	3.6%	-0.7%	-0.5%
8	2.9%	3.1%	-0.3%	-0.5%
9	1.7%	2.6%	-0.8%	-0.5%
10	2.8%	3.6%	-0.8%	-0.5%
11-14	3.2%	3.0%	0.2%	-0.5%
15+	3.3%	3.4%	-0.1%	-0.5%

Underwriting Class A/B

Year	NH 70-79	Agg 70-79	difference	Use
1	14.0%	13.3%	0.7%	1.0%
2	8.5%	5.8%	2.7%	1.0%
3	2.3%	2.4%	-0.1%	1.0%
4	5.1%	4.2%	0.9%	1.0%
5	7.3%	5.6%	1.8%	1.0%
6	5.9%	6.4%	-0.5%	0.0%
7	6.0%	6.1%	-0.1%	0.0%
8	5.1%	6.4%	-1.3%	-1.0%
9	4.4%	6.1%	-1.7%	-1.0%
10	5.7%	6.7%	-1.0%	-1.0%
11-14	8.4%	8.1%	0.3%	-1.0%
15+	10.6%	8.3%	2.3%	-1.0%

Underwriting Class A/B

Year	NH 80+	Agg80+	difference	Use
1	17.1%	16.4%	0.7%	3.0%
2	14.0%	8.4%	5.7%	3.0%
3	10.1%	7.2%	2.9%	3.0%
4	3.8%	3.3%	0.5%	-1.0%
5	7.7%	8.7%	-1.0%	-1.0%
6	10.5%	11.6%	-1.1%	-1.0%
7	12.7%	13.9%	-1.2%	-1.0%
8	11.8%	12.4%	-0.6%	-1.0%
9	13.8%	15.6%	-1.8%	-1.0%
10	13.5%	17.2%	-3.7%	-1.0%
11-14	17.6%	13.8%	3.7%	-1.0%
15+	20.2%	16.9%	3.3%	-1.0%

Underwriting Class C

Year	NH <60	agg<60	difference	Use
1	17.0%	12.4%	4.6%	4.5%
2	5.5%	2.7%	2.8%	2.5%
3	2.8%	3.3%	-0.5%	0.0%
4	7.9%	3.4%	4.5%	-0.5%
5	4.0%	4.9%	-0.8%	-0.5%
6	4.1%	3.2%	0.8%	-0.5%
7	0.4%	2.3%	-1.8%	-0.5%
8	2.0%	2.5%	-0.6%	-0.5%
9	1.6%	1.6%	0.0%	-0.5%
10	2.8%	1.7%	1.2%	-0.5%
11-14	3.2%	4.8%	-1.7%	-0.5%
15+	10.7%	0.6%	10.0%	-0.5%

Underwriting Class C

Year	NH 60-69	Agg 60-69	difference	Use
1	14.5%	12.4%	2.1%	1.0%
2	5.7%	7.1%	-1.3%	0.0%
3	4.6%	4.7%	-0.1%	0.0%
4	2.6%	7.5%	-4.9%	0.0%
5	6.3%	5.0%	1.3%	0.0%
6	3.9%	3.2%	0.7%	0.0%
7	4.9%	3.7%	1.2%	0.0%
8	1.7%	3.1%	-1.4%	0.0%
9	2.1%	3.2%	-1.2%	0.0%
10	4.5%	5.5%	-1.0%	0.0%
11-14	4.7%	3.9%	0.7%	0.0%
15+	16.8%	5.1%	11.7%	0.0%

Underwriting Class C

Year	NH 70-79	Agg 70-79	difference	Use
1	15.8%	12.2%	3.7%	3.0%
2	2.7%	4.4%	-1.7%	-1.0%
3	0.0%	2.3%	-2.3%	-2.0%
4	6.2%	4.9%	1.3%	0.0%
5	5.2%	6.2%	-1.0%	0.0%
6	7.7%	8.0%	-0.3%	0.0%
7	5.3%	7.7%	-2.4%	0.0%
8	9.6%	8.4%	1.2%	0.0%
9	8.8%	7.0%	1.8%	0.0%
10	9.6%	11.2%	-1.6%	0.0%
11-14	12.1%	9.3%	2.8%	0.0%
15+	12.0%	9.6%	2.4%	0.0%

Underwriting Class C

Year	NH 80+	Agg80+	difference	Use
1	16.1%	18.8%	-2.8%	-1.5%
2	0.0%	1.7%	-1.7%	-1.5%
3	4.2%	3.8%	0.4%	-1.5%
4	8.5%	6.0%	2.5%	-1.0%
5	8.6%	13.3%	-4.7%	-1.0%
6	14.9%	18.3%	-3.5%	-1.0%
7	21.8%	19.4%	2.4%	-1.0%
8	16.1%	21.4%	-5.3%	-1.0%
9	12.8%	9.3%	3.4%	-1.0%
10	26.4%	15.7%	10.7%	-1.0%
11-14	18.0%	27.3%	-9.3%	-1.0%
15+	42.1%	3.4%	38.7%	-1.0%

Underwriting Class D

Year	NH <60	agg<60	difference	Use
1	14.9%	14.9%	0.0%	-0.5%
2	4.8%	5.9%	-1.0%	-0.5%
3	0.0%	0.7%	-0.7%	-0.5%
4	0.6%	2.0%	-1.4%	-0.5%
5	3.3%	3.9%	-0.6%	-0.5%
6	3.2%	3.1%	0.1%	-0.5%
7	2.8%	3.0%	-0.1%	-0.5%
8	0.0%	2.9%	-2.9%	-0.5%
9	0.0%	2.8%	-2.8%	-0.5%
10	8.9%	6.4%	2.4%	-0.5%
11-14	8.3%	2.4%	5.9%	-0.5%
15+	#DIV/0!	7.0%	#DIV/0!	-0.5%

Underwriting Class D

Year	NH 60-69	Agg 60-69	difference	Use
1	11.4%	12.9%	-1.4%	-1.0%
2	5.4%	4.6%	0.7%	-1.0%
3	0.6%	3.4%	-2.7%	-1.0%
4	0.7%	1.2%	-0.5%	0.0%
5	3.2%	2.9%	0.2%	0.0%
6	4.3%	4.1%	0.2%	0.0%
7	3.8%	3.0%	0.8%	0.0%
8	2.6%	1.8%	0.8%	0.0%
9	5.5%	5.9%	-0.4%	0.0%
10	4.1%	5.5%	-1.4%	0.0%
11-14	9.3%	8.9%	0.4%	0.0%
15+	#DIV/0!	16.4%	#DIV/0!	0.0%

Underwriting Class D

Year	NH 70-79	Agg 70-79	difference	Use
1	19.8%	18.6%	1.2%	1.0%
2	5.5%	6.2%	-0.7%	-1.0%
3	0.0%	2.7%	-2.7%	-1.0%
4	7.5%	4.9%	2.6%	0.0%
5	6.9%	6.9%	-0.1%	0.0%
6	6.0%	7.1%	-1.1%	0.0%
7	7.8%	7.8%	0.0%	0.0%
8	7.6%	6.3%	1.4%	0.0%
9	6.0%	6.9%	-0.9%	0.0%
10	16.3%	14.6%	1.7%	0.0%
11-14	13.0%	11.0%	2.0%	0.0%
15+	#DIV/0!	4.5%	#DIV/0!	0.0%

Underwriting Class D

Year	NH 80+	Agg80+	difference	Use
1	29.3%	31.3%	-2.0%	-2.0%
2	10.3%	5.6%	4.7%	3.0%
3	41.9%	39.1%	2.8%	3.0%
4	0.0%	0.0%	0.0%	2.0%
5	28.3%	21.0%	7.3%	2.0%
6	20.9%	20.7%	0.2%	2.0%
7	9.0%	6.5%	2.5%	2.0%
8	29.7%	25.4%	4.3%	2.0%
9	6.2%	5.4%	0.8%	2.0%
10	6.6%	17.9%	-11.3%	2.0%
11-14	0.0%	0.0%	0.0%	2.0%
15+	#DIV/0!	0.0%	#DIV/0!	2.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 10A

MILLIMAN

Table 10B
Penn Treaty Network America
Additional Product Line Variations

Home Health Care

Underwriting Class A/B

Year	HHC <60	agg<60	difference	Use
1	16.6%	11.9%	4.7%	6.0%
2	14.2%	4.4%	9.8%	6.0%
3	8.6%	3.0%	5.6%	6.0%
4	13.2%	3.6%	9.6%	4.0%
5	6.3%	4.3%	2.0%	4.0%
6	9.5%	4.5%	5.0%	4.0%
7	9.0%	4.0%	5.0%	4.0%
8	3.6%	3.4%	0.2%	4.0%
9	3.4%	2.0%	1.4%	4.0%
10	3.1%	1.6%	1.4%	4.0%
11-14	4.1%	2.3%	1.8%	4.0%
15+	6.8%	1.2%	5.6%	4.0%

Underwriting Class A/B

Year	HHC 60-69	Agg 60-69	difference	Use
1	20.0%	12.5%	7.5%	6.0%
2	5.5%	4.0%	1.5%	3.0%
3	4.9%	3.4%	1.5%	1.5%
4	6.6%	4.2%	2.4%	2.0%
5	6.8%	5.2%	1.6%	2.0%
6	5.9%	4.4%	1.5%	2.0%
7	7.4%	3.6%	3.8%	2.0%
8	6.7%	3.1%	3.6%	2.0%
9	6.0%	2.6%	3.4%	2.0%
10	4.4%	3.6%	0.8%	2.0%
11-14	4.9%	3.0%	1.9%	2.0%
15+	5.0%	3.4%	1.6%	2.0%

Underwriting Class A/B

Year	HHC 70-79	Agg 70-79	difference	Use
1	19.0%	13.3%	5.7%	5.0%
2	5.6%	5.8%	-0.2%	2.0%
3	3.9%	2.4%	1.6%	1.0%
4	5.4%	4.2%	1.2%	2.0%
5	5.4%	5.6%	-0.1%	2.0%
6	9.1%	6.4%	2.7%	2.0%
7	7.7%	6.1%	1.6%	2.0%
8	8.9%	6.4%	2.5%	2.0%
9	9.1%	6.1%	3.0%	2.0%
10	7.4%	6.7%	0.7%	2.0%
11-14	9.2%	8.1%	1.2%	2.0%
15+	14.0%	8.3%	5.7%	2.0%

Underwriting Class A/B

Year	HHC 80+	Agg80+	difference	Use
1	18.5%	16.4%	2.2%	2.0%
2	8.0%	8.4%	-0.3%	0.0%
3	7.1%	7.2%	-0.2%	0.0%
4	2.7%	3.3%	-0.6%	0.5%
5	9.6%	8.7%	0.9%	0.5%
6	12.6%	11.6%	1.0%	0.5%
7	14.6%	13.9%	0.7%	0.5%
8	11.2%	12.4%	-1.1%	0.5%
9	15.0%	15.6%	-0.6%	0.5%
10	18.2%	17.2%	0.9%	0.5%
11-14	18.6%	13.8%	4.7%	0.5%
15+	24.6%	16.9%	7.7%	0.5%

Underwriting Class C

Year	HHC <60	agg<60	difference	Use
1	23.4%	12.4%	11.0%	9.0%
2	2.4%	2.7%	-0.3%	0.0%
3	0.0%	3.3%	-3.3%	-2.0%
4	4.8%	3.4%	1.4%	2.0%
5	8.6%	4.9%	3.7%	2.0%
6	17.8%	3.2%	14.6%	2.0%
7	6.6%	2.3%	4.4%	2.0%
8	0.0%	2.5%	-2.5%	2.0%
9	0.0%	1.6%	-1.6%	2.0%
10	0.0%	1.7%	-1.7%	2.0%
11-14	3.0%	4.8%	-1.8%	2.0%
15+	0.0%	0.6%	-0.6%	2.0%

Underwriting Class C

Year	HHC 60-69	Agg 60-69	difference	Use
1	20.6%	12.4%	8.2%	9.0%
2	14.6%	7.1%	7.6%	6.0%
3	7.9%	4.7%	3.2%	4.0%
4	20.9%	7.5%	13.4%	2.0%
5	5.6%	5.0%	0.6%	2.0%
6	8.1%	3.2%	4.9%	2.0%
7	4.1%	3.7%	0.4%	2.0%
8	5.5%	3.1%	2.4%	2.0%
9	7.6%	3.2%	4.4%	2.0%
10	7.1%	5.5%	1.6%	2.0%
11-14	5.3%	3.9%	1.3%	2.0%
15+	#DIV/0!	5.1%	#DIV/0!	2.0%

Underwriting Class C

Year	HHC 70-79	Agg 70-79	difference	Use
1	13.0%	12.2%	0.9%	0.5%
2	1.3%	4.4%	-3.0%	0.5%
3	5.7%	2.3%	3.5%	0.5%
4	4.9%	4.9%	0.0%	1.0%
5	9.4%	6.2%	3.2%	1.0%
6	11.5%	8.0%	3.5%	1.0%
7	9.2%	7.7%	1.5%	1.0%
8	9.0%	8.4%	0.6%	1.0%
9	6.5%	7.0%	-0.6%	1.0%
10	10.2%	11.2%	-1.0%	1.0%
11-14	8.7%	9.3%	-0.5%	1.0%
15+	48.0%	9.6%	38.4%	1.0%

Underwriting Class C

Year	HHC 80+	Agg80+	difference	Use
1	24.4%	18.8%	5.5%	5.0%
2	0.9%	1.7%	-0.8%	0.0%
3	4.2%	3.8%	0.5%	0.0%
4	5.7%	6.0%	-0.2%	4.0%
5	21.1%	13.3%	7.8%	4.0%
6	22.7%	18.3%	4.4%	3.0%
7	13.9%	19.4%	-5.4%	2.0%
8	23.0%	21.4%	1.7%	1.0%
9	0.0%	9.3%	-9.3%	0.0%
10	2.9%	15.7%	-12.8%	0.0%
11-14	27.4%	27.3%	0.1%	0.0%
15+	#DIV/0!	3.4%	#DIV/0!	0.0%

Underwriting Class D

Year	HHC <60	agg<60	difference	Use
1	13.6%	14.9%	-1.3%	0.0%
2	8.1%	5.9%	2.3%	0.0%
3	0.0%	0.7%	-0.7%	0.0%
4	#DIV/0!	2.0%	#DIV/0!	0.0%
5	#DIV/0!	3.9%	#DIV/0!	0.0%
6	#DIV/0!	3.1%	#DIV/0!	0.0%
7	#DIV/0!	3.0%	#DIV/0!	0.0%
8	#DIV/0!	2.9%	#DIV/0!	0.0%
9	#DIV/0!	2.8%	#DIV/0!	0.0%
10	0.0%	6.4%	-6.4%	0.0%
11-14	0.0%	2.4%	-2.4%	0.0%
15+	#DIV/0!	7.0%	#DIV/0!	0.0%

Underwriting Class D

Year	HHC 60-69	Agg 60-69	difference	Use
1	23.9%	12.9%	11.1%	9.0%
2	8.8%	4.6%	4.2%	9.0%
3	28.5%	3.4%	25.1%	9.0%
4	0.4%	1.2%	-0.8%	0.0%
5	1.5%	2.9%	-1.4%	0.0%
6	20.2%	4.1%	16.1%	0.0%
7	12.3%	3.0%	9.3%	0.0%
8	0.0%	1.8%	-1.8%	0.0%
9	17.4%	5.9%	11.4%	0.0%
10	4.8%	5.5%	-0.8%	0.0%
11-14	20.5%	8.9%	11.6%	0.0%
15+	#DIV/0!	16.4%	#DIV/0!	0.0%

Underwriting Class D

Year	HHC 70-79	Agg 70-79	difference	Use
1	19.6%	18.6%	1.1%	6.0%
2	9.0%	6.2%	2.8%	6.0%
3	19.9%	2.7%	17.2%	6.0%
4	5.2%	4.9%	0.3%	0.0%
5	4.6%	6.9%	-2.3%	0.0%
6	13.6%	7.1%	6.5%	0.0%
7	8.6%	7.8%	0.8%	0.0%
8	0.0%	6.3%	-6.3%	0.0%
9	15.3%	6.9%	8.5%	0.0%
10	11.6%	14.6%	-3.0%	0.0%
11-14	3.0%	11.0%	-8.0%	0.0%
15+	#DIV/0!	4.5%	#DIV/0!	0.0%

Underwriting Class D

Year	HHC 80+	Agg80+	difference	Use
1	46.8%	31.3%	15.5%	9.0%
2	0.0%	5.6%	-5.6%	9.0%
3	100.0%	39.1%	60.9%	9.0%
4	#DIV/0!	0.0%	#DIV/0!	0.0%
5	#DIV/0!	21.0%	#DIV/0!	0.0%
6	#DIV/0!	20.7%	#DIV/0!	0.0%
7	#DIV/0!	6.5%	#DIV/0!	0.0%
8	#DIV/0!	25.4%	#DIV/0!	0.0%
9	#DIV/0!	5.4%	#DIV/0!	0.0%
10	52.8%	17.9%	34.9%	0.0%
11-14	#DIV/0!	0.0%	#DIV/0!	0.0%
15+	#DIV/0!	0.0%	#DIV/0!	0.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 10B

MILLIMAN

Table 10C
Penn Treaty Network America
Additional Product Line Variations

Comprehensive

Underwriting Class A/B

Year	Comp <60	agg<60	difference	Use
1	11.4%	11.9%	-0.5%	-0.5%
2	3.3%	4.4%	-1.2%	-0.5%
3	3.0%	3.0%	0.0%	-0.5%
4	3.3%	3.6%	-0.2%	0.0%
5	4.2%	4.3%	-0.1%	0.0%
6	4.4%	4.5%	-0.1%	0.0%
7	4.0%	4.0%	-0.1%	0.0%
8	3.6%	3.4%	0.2%	0.0%
9	1.2%	2.0%	-0.8%	0.0%
10	1.1%	1.6%	-0.6%	0.0%
11-14	2.3%	2.3%	0.0%	0.0%
15+	#DIV/0!	1.2%	#DIV/0!	0.0%

Underwriting Class A/B

Year	Comp 60-69	Agg 60-69	difference	Use
1	10.6%	12.5%	-1.9%	-2.0%
2	4.4%	4.0%	0.4%	0.5%
3	3.7%	3.4%	0.2%	0.5%
4	3.4%	4.2%	-0.8%	-0.5%
5	5.0%	5.2%	-0.2%	-0.5%
6	4.0%	4.4%	-0.4%	-0.5%
7	3.2%	3.6%	-0.3%	-0.5%
8	2.7%	3.1%	-0.5%	-0.5%
9	2.0%	2.6%	-0.5%	-0.5%
10	4.2%	3.6%	0.6%	-0.5%
11-14	1.2%	3.0%	-1.8%	-0.5%
15+	#DIV/0!	3.4%	#DIV/0!	-0.5%

Underwriting Class A/B

Year	Comp 70-79	Agg 70-79	difference	Use
1	9.8%	13.3%	-3.5%	-2.5%
2	3.4%	5.8%	-2.4%	-2.5%
3	0.9%	2.4%	-1.4%	-2.5%
4	1.8%	4.2%	-2.4%	-1.0%
5	4.6%	5.6%	-1.0%	-1.0%
6	4.5%	6.4%	-1.9%	-1.0%
7	5.1%	6.1%	-0.9%	-1.0%
8	5.9%	6.4%	-0.5%	-1.0%
9	5.4%	6.1%	-0.8%	-1.0%
10	7.7%	6.7%	1.0%	-1.0%
11-14	7.8%	8.1%	-0.3%	-1.0%
15+	#DIV/0!	8.3%	#DIV/0!	-1.0%

Underwriting Class A/B

Year	Comp 80+	Agg80+	difference	Use
1	12.9%	16.4%	-3.5%	-3.5%
2	0.0%	8.4%	-8.4%	-7.0%
3	0.0%	7.2%	-7.2%	-7.0%
4	4.1%	3.3%	0.8%	-2.0%
5	6.6%	8.7%	-2.1%	-2.0%
6	10.6%	11.6%	-1.0%	-1.0%
7	14.9%	13.9%	1.0%	0.0%
8	15.8%	12.4%	3.5%	1.0%
9	22.7%	15.6%	7.1%	1.0%
10	29.2%	17.2%	12.0%	1.0%
11-14	7.8%	13.8%	-6.0%	1.0%
15+	#DIV/0!	16.9%	#DIV/0!	1.0%

Underwriting Class C

Year	Comp <60	agg<60	difference	Use
1	11.3%	12.4%	-1.1%	-0.5%
2	2.3%	2.7%	-0.4%	-0.5%
3	3.7%	3.3%	0.4%	-0.5%
4	2.4%	3.4%	-0.9%	0.0%
5	4.7%	4.9%	-0.2%	0.0%
6	2.3%	3.2%	-1.0%	0.0%
7	2.7%	2.3%	0.5%	0.0%
8	3.0%	2.5%	0.4%	0.0%
9	1.9%	1.6%	0.3%	0.0%
10	0.2%	1.7%	-1.5%	0.0%
11-14	4.4%	4.8%	-0.4%	0.0%
15+	#DIV/0!	0.6%	#DIV/0!	0.0%

Underwriting Class C

Year	Comp 60-69	Agg 60-69	difference	Use
1	11.1%	12.4%	-1.3%	-1.5%
2	6.5%	7.1%	-0.6%	-0.5%
3	4.1%	4.7%	-0.6%	-0.5%
4	4.8%	7.5%	-2.7%	0.0%
5	4.3%	5.0%	-0.6%	0.0%
6	2.1%	3.2%	-1.1%	0.0%
7	3.1%	3.7%	-0.6%	0.0%
8	3.8%	3.1%	0.7%	0.0%
9	3.5%	3.2%	0.3%	0.0%
10	6.9%	5.5%	1.4%	0.0%
11-14	0.0%	3.9%	-3.9%	0.0%
15+	#DIV/0!	5.1%	#DIV/0!	0.0%

Underwriting Class C

Year	Comp 70-79	Agg 70-79	difference	Use
1	10.2%	12.2%	-1.9%	-2.0%
2	7.4%	4.4%	3.0%	1.0%
3	2.2%	2.3%	-0.1%	1.0%
4	3.9%	4.9%	-1.1%	-1.0%
5	4.6%	6.2%	-1.6%	-1.0%
6	6.3%	8.0%	-1.7%	-1.0%
7	9.1%	7.7%	1.4%	-1.0%
8	6.5%	8.4%	-1.9%	-1.0%
9	3.0%	7.0%	-4.1%	-1.0%
10	22.0%	11.2%	10.8%	-1.0%
11-14	9.4%	9.3%	0.1%	-1.0%
15+	#DIV/0!	9.6%	#DIV/0!	-1.0%

Underwriting Class C

Year	Comp 80+	Agg80+	difference	Use
1	18.4%	18.8%	-0.5%	0.0%
2	9.1%	1.7%	7.4%	1.0%
3	0.0%	3.8%	-3.8%	1.0%
4	0.0%	6.0%	-6.0%	1.0%
5	10.4%	13.3%	-2.9%	1.0%
6	20.3%	18.3%	2.0%	1.0%
7	18.6%	19.4%	-0.7%	1.0%
8	34.3%	21.4%	12.9%	1.0%
9	44.7%	9.3%	35.4%	1.0%
10	37.6%	15.7%	21.8%	1.0%
11-14	#DIV/0!	27.3%	#DIV/0!	1.0%
15+	#DIV/0!	3.4%	#DIV/0!	1.0%

Underwriting Class D

Year	Comp <60	agg<60	difference	Use
1	14.9%	14.9%	0.0%	0.5%
2	6.2%	5.9%	0.3%	0.5%
3	1.1%	0.7%	0.4%	0.5%
4	2.6%	2.0%	0.7%	1.0%
5	4.5%	3.9%	0.7%	1.0%
6	3.1%	3.1%	0.0%	1.0%
7	3.2%	3.0%	0.2%	1.0%
8	7.1%	2.9%	4.2%	1.0%
9	9.9%	2.8%	7.2%	1.0%
10	0.0%	6.4%	-6.4%	1.0%
11-14	0.0%	2.4%	-2.4%	1.0%
15+	#DIV/0!	7.0%	#DIV/0!	1.0%

Underwriting Class D

Year	Comp 60-69	Agg 60-69	difference	Use
1	12.7%	12.9%	-0.2%	0.0%
2	3.9%	4.6%	-0.8%	0.0%
3	4.5%	3.4%	1.1%	0.0%
4	2.3%	1.2%	1.1%	-1.5%
5	2.8%	2.9%	-0.1%	-1.5%
6	2.3%	4.1%	-1.8%	-1.5%
7	1.3%	3.0%	-1.7%	-1.5%
8	0.0%	1.8%	-1.8%	-1.5%
9	3.3%	5.9%	-2.6%	-1.5%
10	18.6%	5.5%	13.1%	-1.5%
11-14	0.0%	8.9%	-8.9%	-1.5%
15+	#DIV/0!	16.4%	#DIV/0!	-1.5%

Underwriting Class D

Year	Comp 70-79	Agg 70-79	difference	Use
1	17.7%	18.6%	-0.9%	-1.0%
2	6.3%	6.2%	0.1%	0.0%
3	2.9%	2.7%	0.1%	0.0%
4	0.0%	4.9%	-4.9%	0.0%
5	7.8%	6.9%	0.9%	0.0%
6	7.3%	7.1%	0.2%	0.0%
7	7.7%	7.8%	-0.1%	0.0%
8	4.5%	6.3%	-1.7%	0.0%
9	1.5%	6.9%	-5.4%	0.0%
10	5.9%	14.6%	-8.7%	0.0%
11-14	12.6%	11.0%	1.6%	0.0%
15+	#DIV/0!	4.5%	#DIV/0!	0.0%

Underwriting Class D

Year	Comp 80+	Agg80+	difference	Use
1	26.9%	31.3%	-4.4%	-6.0%
2	0.0%	5.6%	-5.6%	-6.0%
3	0.0%	39.1%	-39.1%	-6.0%
4	0.0%	0.0%	0.0%	-6.0%
5	6.2%	21.0%	-14.8%	-6.0%
6	27.3%	20.7%	6.6%	-6.0%
7	0.0%	6.5%	-6.5%	-6.0%
8	0.0%	25.4%	-25.4%	-6.0%
9	#DIV/0!	5.4%	#DIV/0!	-6.0%
10	0.0%	17.9%	-17.9%	-6.0%
11-14	#DIV/0!	0.0%	#DIV/0!	-6.0%
15+	#DIV/0!	0.0%	#DIV/0!	-6.0%

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 10C

MILLIMAN

Table 11A
Penn Treaty Network America
ROP Long-Term Care Policies with Underwriting Class A/B
By Daily Benefit

Issue Ages <60

Year	Starting* Exposure	Lapse Rate	Use
1	100	0.0%	5.5%
2	480	0.0%	4.5%
3	1,760	8.9%	4.5%
4	2,070	1.2%	4.0%
5	8,225	1.6%	3.0%
6	17,300	4.3%	2.0%
7	22,110	4.3%	1.5%
8	93,165	2.0%	1.5%
9	122,480	0.5%	1.0%
10	73,420	0.1%	1.0%
	23,705	3.4%	5.0%
11	19,115	3.9%	5.0%
12	8,230	0.8%	4.0%
13	4,740	0.0%	3.0%

Issue Ages 60-69

Year	Starting* Exposure	Lapse Rate	Use
1	100	0.0%	8.0%
2	570	6.9%	7.0%
3	1,460	0.0%	5.0%
4	1,180	4.5%	4.0%
5	3,690	3.4%	4.0%
6	7,580	3.1%	3.0%
7	12,685	1.3%	3.0%
8	71,755	0.6%	3.0%
9	128,135	1.1%	3.0%
10	106,930	0.8%	3.0%
	56,555	4.9%	5.0%
11	48,350	5.5%	6.0%
12	30,935	0.0%	5.0%
13	20,557	1.9%	5.0%

Issue Ages 70-79

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	20.0%
2	100	0.0%	10.0%
3	220	0.0%	10.0%
4	230	0.0%	8.0%
5	2,150	0.0%	7.0%
6	3,910	0.0%	6.0%
7	6,000	0.0%	6.0%
8	17,425	0.0%	6.0%
9	25,135	0.0%	6.0%
10	21,330	0.4%	6.0%
	12,780	9.9%	10.0%
11	9,455	9.5%	8.0%
12	6,995	5.7%	7.0%
13	3,810	5.3%	6.0%

Issue Ages 80+

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	30.0%
2	100	0.0%	25.0%
3	100	0.0%	20.0%
4	0	0.0%	15.0%
5	60	0.0%	10.0%
6	60	0.0%	8.0%
7	90	0.0%	7.0%
8	90	0.0%	7.0%
9	470	0.0%	7.0%
10	696	1.2%	7.0%
	231	43.3%	10.0%
11	75	100.0%	8.0%
12	340	0.0%	7.0%
13	160	0.0%	7.0%

* Exposure is calculated monthly. Number shown is for given Persistency Month.
** Total Exposure across all months divided by 12.

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 11A MILLIMAN

Table 11B
Penn Treaty Network America
ROP Long-Term Care Policies with Underwriting Class C
By Daily Benefit

Issue Ages <60

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	10.5%
2	0	0.0%	10.5%
3	0	0.0%	8.0%
4	60	0.0%	6.0%
5	440	0.0%	5.0%
6	1,430	0.0%	4.5%
7	1,800	0.0%	4.0%
8	6,405	0.0%	3.5%
9	7,395	0.0%	2.0%
10	5,745	0.7%	2.0%
	2,000	0.0%	5.0%
11	1,745	14.3%	4.5%
12	990	20.4%	4.0%
13	380	11.8%	3.0%

Issue Ages 60-69

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	12.0%
2	100	0.0%	11.0%
3	580	0.0%	9.0%
4	200	0.0%	8.5%
5	890	0.0%	7.5%
6	1,520	0.0%	7.0%
7	1,345	0.0%	6.0%
8	5,915	0.0%	5.0%
9	9,765	0.0%	5.0%
10	6,095	5.3%	5.0%
	3,270	5.6%	5.0%
11	2,700	0.0%	7.0%
12	2,350	17.2%	5.0%
13	1,245	4.0%	5.0%

Issue Ages 70-79

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	28.0%
2	0	0.0%	15.5%
3	100	0.0%	15.5%
4	140	0.0%	14.0%
5	240	0.0%	13.0%
6	350	0.0%	11.0%
7	270	0.0%	10.0%
8	450	0.0%	10.0%
9	880	0.0%	8.5%
10	605	0.0%	8.5%
	270	0.0%	10.0%
11	250	0.0%	10.0%
12	790	0.0%	7.0%
13	340	100.0%	7.0%

Issue Ages 80+

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	38.0%
2	0	0.0%	32.0%
3	0	0.0%	28.5%
4	0	0.0%	22.5%
5	0	0.0%	16.5%
6	0	0.0%	13.0%
7	0	0.0%	9.5%
8	0	0.0%	9.5%
9	0	0.0%	9.5%
10	0	0.0%	9.5%
	0	0.0%	10.0%
11	0	0.0%	10.0%
12	0	0.0%	8.5%
13	0	0.0%	8.0%

* Exposure is calculated monthly. Number shown is for given Persistency Month.
** Total Exposure across all months divided by 12.

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 11B MILLIMAN

Table 11C
Penn Treaty Network America
ROP Long-Term Care Policies with Underwriting Class D
By Daily Benefit

Issue Ages <60

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	10.5%
2	0	0.0%	10.5%
3	0	0.0%	8.0%
4	0	0.0%	6.0%
5	200	0.0%	5.0%
6	300	0.0%	4.5%
7	400	0.0%	4.0%
8	1,140	0.0%	3.5%
9	1,870	0.0%	2.0%
10	1,040	0.0%	2.0%
	300	0.0%	5.0%
11	300	0.0%	4.5%
12	100	100.0%	4.0%
13	0	0.0%	3.0%

Issue Ages 60-69

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	12.0%
2	150	0.0%	11.0%
3	150	0.0%	9.0%
4	0	0.0%	8.5%
5	0	0.0%	7.5%
6	150	0.0%	7.0%
7	540	0.0%	6.0%
8	1,100	0.0%	5.0%
9	990	0.0%	5.0%
10	560	19.2%	5.0%
	330	0.0%	5.0%
11	330	19.8%	7.0%
12	430	100.0%	5.0%
13	0	0.0%	5.0%

Issue Ages 70-79

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	28.0%
2	0	0.0%	15.5%
3	0	0.0%	15.5%
4	0	0.0%	14.0%
5	0	0.0%	13.0%
6	100	0.0%	11.0%
7	300	0.0%	10.0%
8	200	0.0%	10.0%
9	50	0.0%	8.5%
10	120	0.0%	8.5%
	150	0.0%	10.0%
11	150	100.0%	10.0%
12	0	0.0%	7.0%
13	0	0.0%	7.0%

Issue Ages 80+

Year	Starting* Exposure	Lapse Rate	Use
1	0	0.0%	38.0%
2	0	0.0%	32.0%
3	0	0.0%	28.5%
4	0	0.0%	22.5%
5	0	0.0%	16.5%
6	0	0.0%	13.0%
7	0	0.0%	9.5%
8	0	0.0%	9.5%
9	0	0.0%	9.5%
10	0	0.0%	9.5%
	0	0.0%	10.0%
11	0	0.0%	10.0%
12	0	0.0%	8.5%
13	0	0.0%	8.0%

* Exposure is calculated monthly. Number shown is for given Persistency Month.
** Total Exposure across all months divided by 12.

G:\PTA\2006q2\Lapse Study\Lapse Study Report Tables.xls\Table 11C MILLIMAN

CONFIDENTIAL
B. Pennsylvania Insurer Receivership Statute

A. General Provisions

221.1. Construction and purpose

(a) This article shall not be interpreted to limit the powers granted the commissioner by other provisions of the law.

(b) This article shall be liberally construed to effect the purpose stated in subsection (c).

(c) The purpose of this article is the protection of the interests of insureds, creditors, and the public generally, with minimum interference with the normal prerogatives of the owners and managers of insurers, through (i) early detection of any potentially dangerous condition in an insurer, and prompt application of appropriate corrective measures; (ii) improved methods for rehabilitating insurers, involving the cooperation and management expertise of the insurance industry; (iii) enhanced efficiency and economy of liquidation, through clarification and specification of the law, to minimize legal uncertainty and litigation; (iv) equitable apportionment of any unavoidable loss; (v) lessening the problems of interstate rehabilitation and liquidation by facilitating cooperation between states in the liquidation process, and by extending the scope of personal jurisdiction over debtors of the insurer outside this Commonwealth; and (vi) regulation of the insurance business by the impact of the law relating to delinquency procedures and substantive rules on the entire insurance business.

221.2. Persons covered

The proceedings authorized by this article may be applied to:

(1) All insurers who are doing, or have done, an insurance business in this Commonwealth, and against whom claims arising from that business may exist now or in the future.

(2) All insurers who purport to do an insurance business in this Commonwealth.

(3) All insurers who have insureds resident in this Commonwealth.

(4) All other persons organized or in the process of organizing with the intent to do an insurance business in this Commonwealth.

(5) All nonprofit service plans and all fraternal benefit societies and beneficial societies subject to Title 40 of the Pennsylvania Consolidated Statutes (relating to insurance).

Signal Hill

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.

A. General Provisions (cont'd)

(6) All title insurance companies, subject to Article VII of the act of May 17, 1921 (P.L. 682, No. 284), known as "The Insurance Company Law of 1921."

221.3. Definitions

The following words and phrases when used in this act shall have, unless the context clearly indicates otherwise, the meanings given to them in this section:

"ANCILLARY STATE" means any state other than a domiciliary state.

"COMMISSIONER" means the Insurance Commissioner of the Commonwealth of Pennsylvania.

"CREDITOR" is a person having any claim, whether matured or unmatured, liquidated or unliquidated, secured or unsecured, absolute, fixed or contingent.

"DELINQUENCY PROCEEDING" means any proceeding instituted against an insurer for the purpose of liquidating, rehabilitating, reorganizing or conserving such insurer, and any summary proceeding under sections 221.10 through 221.13.

"DOING BUSINESS" shall include any of the following acts, whether effected by mail or otherwise:

(1) the issuance or delivery of contracts or certificates of insurance to persons resident in this Commonwealth;

(2) the solicitation of applications for such contracts, or other negotiations preliminary to the execution of such contracts;

(3) the collection of premiums, membership fees, assessments or other consideration for such contracts; or

(4) the transaction of matters subsequent to execution of such contracts and arising out of them.

Signal Hill

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
A. General Provisions (cont’d)
 "DOMICILIARY STATE“ means the state in which an insurer is incorporated or organized, or, in the case of an alien insurer, its state of entry.
"FAIR CONSIDERATION“ is given for property or obligation:
 (1) when in exchange for such property or obligation, as a fair equivalent therefore, and in good faith, property is conveyed or services are rendered or an obligation is incurred or an antecedent debt is satisfied; or
 (2) when such property or obligation is received in good faith to secure a present advance or antecedent debt in amount not disproportionately small as compared to the value of the property or obligation obtained.
"FOREIGN COUNTRY“ means any other jurisdiction not in any state.
 "GENERAL ASSETS“ means all property, real, personal, or otherwise, not specifically mortgaged, pledged, deposited, or otherwise encumbered for the security or benefit of specified persons or classes of persons. As to specifically encumbered property, "general assets" includes all such property or its proceeds in excess of the amount necessary to discharge the sum or sums secured thereby. Assets held in trust and on deposit for the security or benefit of all policyholders and creditors shall be treated as general assets.
 "GUARANTY ASSOCIATION." The Pennsylvania Insurance Guaranty Association provided for by the act of
November 25, 1970 (P.L. 716, No. 232), known as "The Pennsylvania Insurance Guaranty Association Act," and the Workmen's
Compensation Security Fund provided for by the act of July 1, 1937 (P.L. 2532, No. 470), known as the "Workmen's
Compensation Security Fund Act," as amended, and any other similar entity now or hereafter created by the Legislature of this or any other state for the payment of claims of insolvent insurers.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
A. General Provisions (cont’d)
 "INSOLVENCY" means:
 (1) For an insurer issuing only assessable fire insurance policies; (i) the inability to pay any obligation within thirty days after it becomes payable, or (ii) if an assessment be made within thirty days after such date, the inability to pay such obligation thirty days following the date specified in the first assessment notice issued after the date of loss pursuant to section
808 of the act of May 17, 1921 (P.L. 682, No. 284), known as "The Insurance Company Law of 1921."
 (2) For any other insurer the inability to pay its obligations when they are due, or whose admitted assets do not exceed its liabilities plus the greater of (i) any capital and surplus required by law for its organization, or (ii) its authorized and issued capital stock. For any insurer licensed to do business in the Commonwealth as of the effective date of this act which does not meet this standard, the term "insolvency" shall mean for a period not to exceed three years from the effective date of this act that it is unable to pay its obligations when they are due or that its admitted assets do not exceed its liabilities plus any required capital contribution ordered by the commissioner under provisions of the insurance law.
 In determining the financial condition of an insurer, the Insurance Commissioner shall consider assets to be admitted or nonadmitted as provided in section 320.1 of the act of May 17, 1921 (P.L. 682, No. 284), known as "The Insurance
Company Law of 1921."
 For purposes of this article "liabilities" shall include but not be limited to reserves required by statute or by insurance department general regulations or specific requirements imposed by the commissioner upon a subject company at the time of admission or subsequent thereto, and any other capital and surplus requirements.

"INSURER“ means any person who is doing, has done, purports to do, or is licensed to do an insurance business, and is or has been subject to the authority of, or to liquidation, rehabilitation, reorganization or conservation by any insurance commissioner.
For purposes of this article, any other persons included under section 221.02 shall be deemed to be insurers.

"PREFERRED CLAIM“ means any claim with respect to which the terms of this act accord priority of payment from the general assets of the insurer.

"RECEIVER“ means receiver, liquidator, rehabilitator, or conservator as the context requires.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
A. General Provisions (cont’d)
 "RECIPROCAL STATE“ means any state other than this Commonwealth in which in substance and effect sections 221.20(a), 221.55, 221.56 and 221.58 through 221.60 are in force, and in which provisions are in force requiring that the commissioner or equivalent official be the receiver of a delinquent insurer, and in which some provision exists for the avoidance of fraudulent conveyances and preferential transfers.
“SECURED CLAIM“ means any claim secured by mortgage, trust deed, pledge, deposit as security, escrow or otherwise, but not including special deposit claims or claims against general assets. The term also includes claims which have become liens upon specific assets by reason of judicial process.
"SPECIAL DEPOSIT CLAIM“ means any claim secured by a deposit made pursuant to statute for the security or benefit of a limited class or classes of persons, but not including any claim secured by general assets.

"STATE“ means any state, district or territory of the United States and the Panama Canal Zone.

"TRANSFER“ shall include the sale and every other and different mode, direct or indirect, of disposing of or of parting with property or with an interest therein, or with the possession thereof or of fixing a lien upon property or upon an interest therein, absolutely or conditionally, voluntarily, by or without judicial proceedings. The retention of a security title to property delivered to a debtor shall be deemed a transfer suffered by the debtor.

221.4. Jurisdiction and venue
 (a) No court of this Commonwealth shall have jurisdiction to entertain, hear or determine any delinquency proceeding other than as provided in this article.
 (b) In addition to other grounds for jurisdiction provided by the law of this Commonwealth, a court of this
Commonwealth having jurisdiction of the subject matter has jurisdiction over a person served pursuant to the Pennsylvania
Rules of Civil Procedure or other applicable provisions of law in an action brought by the receiver of a domestic insurer or an alien insurer domiciled in this Commonwealth (i) if the person served is obligated to the insurer in any way as an incident to any agency or brokerage arrangement that may exist or has existed between the insurer and the agent or broker, in any action on or incident to the obligation; or

A. General Provisions (cont'd)

(ii) if the person served is a reinsurer who has at any time written a policy of reinsurance for an insurer against which a rehabilitation or liquidation order is in effect when the action is commenced, or is an agent or broker of or for the reinsurer, in any action on or incident to the reinsurance contract; or (iii) if the person served is or has been an officer, manager, trustee, organizer, promoter or person in a position of comparable authority or influence in an insurer against which a rehabilitation or liquidation order is in effect when the action is commenced, in any action resulting from the relationship with the insurer.

(c) If the court on motion of any party finds that any action should as a matter of substantial justice be tried in a forum outside this Commonwealth, the court may enter an appropriate order to stay further proceedings on the action in this Commonwealth.

(d) All action herein authorized shall be brought in the Commonwealth Court of the Commonwealth of Pennsylvania.

221.5. Injunctions and orders

(a) Any receiver appointed in a proceeding under this article may at any time apply for and the Commonwealth Court may grant, such restraining orders, preliminary and permanent injunctions, and other orders as may be deemed necessary and proper to prevent: (i) the transaction of further business; (ii) the transfer of property; (iii) interference with the receiver or with the proceeding; (iv) waste of the insurer's assets; (v) dissipation and transfer of bank accounts; (vi) the institution or further prosecution of any actions or proceedings; (vii) the obtaining of preferences, judgments, attachments, garnishments, or liens against the insurer, its assets or its policyholders; (viii) the levying of execution against the insurer, its assets or its policyholders; (ix) the making of any sale or deed for nonpayment of taxes or assessments that would lessen the value of the assets of this insurer; (x) the withholding from the receiver of books, accounts, documents or other records relating to the business of the insurer; or (xi) any other threatened or contemplated action that might lessen the value of the insurer's assets or prejudice the rights of policyholders, creditors, or shareholders, or the administration of the proceeding.

(b) The receiver may apply to any court outside of the Commonwealth for the relief described in subsection (a) or suspension of any insurance licenses issued by the commissioner.

Signal Hill

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
A. General Provisions (cont’d)
 221.6. Cooperation of officers and employees
 (a) Any employee, officer, manager, trustee, or general agent of any insurer, and any other person with executive authority over or in charge of any segment of the insurer's affairs shall cooperate with the commissioner in any proceeding under this article or any investigation preliminary or incidental to the proceeding. The term "person" as used in this section, shall include any person who exercises control directly or indirectly over activities of an insurer through any holding company or other affiliate of the insurer. "To cooperate" shall include, but shall not be limited to the following:
 (1) to reply promptly in writing to any inquiry from the commissioner requesting such a reply; and
 (2) to make available and deliver to the commissioner any books, accounts, documents, or other records, or information or property of or pertaining to the insurer and in his possession, custody or control.
 (b) No person shall obstruct or interfere with the commissioner in the conduct of any delinquency proceeding or any investigation preliminary or incidental thereto.
 (c) This section shall not be construed to abridge otherwise legal rights to resist a petition for liquidation or other delinquency proceedings.
 (i) An insurer shall have the right to engage legal counsel for defense of and appeal with respect to a delinquency proceeding. Reasonable costs and fees therefore may be paid from the general assets of the insurer, subject to the approval of the administrative or judicial body to which appeal was made.
 In the event that such proceedings result in a declaration of insolvency or are subsequent thereto, the approved costs thereof shall be administrative costs or expenses as provided under section 221.44(b).
 (ii) If a stay of proceedings or order is specifically requested in a petition filed by an insurer, the administrative agency or court to which such petition is made may, in its discretion, grant such stay.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
A. General Provisions (cont’d)
 (d) Any person included within subsection (a) who fails to cooperate with the commissioner, or any person who obstructs or interferes with the commissioner in the conduct of any delinquency proceeding or any investigation preliminary or incidental thereto, or who violates any valid order the commissioner issued under this article may be sentenced to pay a fine not exceeding ten thousand dollars ($ 10,000) or to undergo imprisonment for a term of not more than one year, or both, or any person shall, after a hearing, be subject to the imposition by the commissioner, of a civil penalty not to exceed ten thousand dollars ($ 10,000) and shall be subject further to the revocation or suspension of any insurance license issued by the commissioner.
221.7. Bonds
 In any proceeding under this article, the commissioner and his deputies shall be responsible on their official bonds for the faithful performance of their duties. If the court deems it desirable for the protection of the assets, it may at any time require an additional bond from the commissioner or his deputies. Such additional bond shall be paid for out of the assets of the insurer as a cost of administration.
221.8. Commissioner's reports
 The commissioner shall as receiver make such reports to the court at such times and in such manner as the court shall require.
221.9. Continuation of delinquency
 Every proceeding heretofore commenced under the laws in effect before the enactment of the amendment of this article effective .........., 1977, shall be deemed to have commenced under this article so amended for the purpose of conducting the proceeding henceforth, except that in the discretion of the commissioner the proceeding may be continued, in whole or in part, as it would have been continued had this article not been so amended.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
B. Summary Proceedings
 221.10. Commissioner's summary orders
(a) Whenever the commissioner has reasonable cause to believe, and determines, after a hearing held as prescribed in subsection (c), that any insurer has committed or engaged in any act, practice or transaction that would subject it to formal delinquency proceedings under this article, he may make and serve upon the insurer and any other persons involved, such orders, including an order suspending the business of an insurer, as are reasonably necessary to correct, eliminate or remedy such conduct, condition or ground.
(b) If the conditions of subsection (a), other than notice and hearing, are satisfied, and if the commissioner has reasonable grounds to believe that irreparable harm to the property or business of the insurer or to the interests of its policy or certificate holders, creditors or the public may occur unless he issues with immediate effect the orders described in subsection (a), he may make and serve such orders without notice and before hearing, simultaneously serving upon the insurer notice of hearing under subsection (c).
(c) The notice of hearing under subsections (a) or (b) and the summary order issued under subsections (a) or (b) shall be served pursuant to the applicable rules of civil or administrative procedure. The notice of hearing under subsection (a) shall state the time and place of hearing, and the conduct, condition or ground upon which the commissioner would base his order;
the notice of hearing under subsection (b) shall state the time and place of hearing. Unless mutually agreed between the commissioner and the insurer, the hearing shall occur not more than fifteen days after notice is served and shall be either in
Dauphin County or in some other place convenient to the parties to be designated by the commissioner. The commissioner shall not publicize such hearings and shall hold all hearings in summary proceedings privately unless the insurer requests a public hearing, in which case the hearing shall be public.
(d) Any suspension order made by the commissioner under the provisions of subsection (a) shall prohibit issuance of policies, transfers of property, and payments of moneys, without prior written approval of the commissioner. Notice of such suspension shall be given, by first class mail within fifteen days thereof, by the suspended organization to those who were creditors, policyholders, members and certificate holders at the date of suspension. Notice of such suspension shall be given, within fifteen days thereof, by the commissioner to creditors, policyholders, members and certificate holders by advertising the same by one publication in a newspaper of general circulation in the county where the suspended organization has its principal office.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
B. Summary Proceedings (cont’d)
 From the date of such suspension on the ground that the insurer is insolvent, or is in such condition that its further transaction of business will be hazardous financially to its policyholders, creditors, or the public, no action at law or equity shall be commenced or prosecuted nor shall any judgment be entered against nor shall any execution or attachment be issued or prosecuted against the suspended insurer, or against its property, in any court of this Commonwealth: Provided, That if such suspension order be vacated by the Commonwealth Court for the reason that the suspended insurer is no longer insolvent, or in such condition that its further transaction of business will be hazardous to its policyholders or to its creditors or to the public, these restraints upon legal process regarding the insurer shall thereafter cease to be operative.
(e) If the commissioner issues a summary order before hearing under this section, the insurer may at any time waive the commissioner's hearing and apply for immediate judicial relief by means of any remedy afforded by law without first exhausting administrative remedies.
(f) If any person has violated any order issued under this section which as to him was then still in effect, he shall be liable to pay a civil penalty imposed by the Commonwealth Court not to exceed ten thousand dollars ($ 10,000).
(g) The commissioner may apply for and any court of general jurisdiction may grant, such restraining orders, preliminary and permanent injunctions, and other orders as may be deemed necessary and proper to enforce a summary order.
221.11. Commissioner's supervision
(a) If upon examination or at any other time the commissioner has reasonable cause to believe, and determines, that an insurer has committed, engaged, or is about to engage in any act, practice, or transaction that would subject it to formal delinquency proceedings under this article, or if such insurance company gives its consent, then the commissioner shall upon his determination notify the insurer of his determination and furnish to the insurer an order or orders containing a written list of the commissioner's requirements to abate his determination. If the commissioner after a hearing held as provided in subsection
221.10(c) makes a further determination to supervise he shall issue an order to the insurer notifying it that it is under the supervision of the commissioner and that the commissioner is applying and effecting the provisions of this section. The commissioner may issue an order under this section without a hearing under the conditions provided under section 221.10(b), and shall simultaneously serve upon the insurer notice of a hearing to be held in accordance with the provisions of section
221.10(c), and in such event, the insurer may file an appeal in accordance with the provisions of section 221.10(e).

B. Summary Proceedings (cont'd)

Such insurer shall comply with the lawful requirements of the commissioner and, if placed under an order of supervision shall have ninety days from the date of service of such order within which to comply with the requirements of the commissioner. In the event of such insurer's failure to comply within such time, the commissioner may institute proceedings in the Commonwealth Court to have a rehabilitator or liquidator appointed under the provisions of this article, or issue an order extending an existing order of supervision. Such order extending any existing order shall be issued prior to the end of each ninety-day period, unless otherwise agreed to by the insurer.

(b) The commissioner may appoint a supervisor to supervise such insurer and may provide that the insurer may not do any of the following acts, during the period of supervision, without the prior written approval of the commissioner or his supervisor: (i) dispose of, convey or encumber any of its assets or its business in force; (ii) withdraw any of its bank accounts; (iii) lend any of its funds; (iv) invest any of its funds; (v) transfer any of its property; (vi) incur any debit, obligation or liability; (vii) merge or consolidate with another company; or (viii) enter into any new reinsurance contract or treaty.

(c) In the event that any person, subject to the provisions of this article including those persons described in section 221.06(a), shall violate any valid order of the commissioner issued under the provisions of this section and, as a result, the net worth of the insurer shall be reduced or the insurer shall otherwise suffer loss said person shall become personally liable to the insurer for the amount of any such reduction or loss. The commissioner or supervisor is authorized to bring an action on behalf of the insurer in the Commonwealth Court to recover the amount of the reduction or loss together with any costs.

221.12. Court's seizure order

(a) Upon the filing by the commissioner in the Commonwealth Court of this Commonwealth of a petition alleging, (i) any ground that would justify a court order for a formal delinquency proceeding against an insurer under this article, and (ii) that the interests of policyholders, creditors or the public will be endangered by delay, and (iii) setting out the order deemed necessary by the commissioner, the court may issue forthwith, ex parte and without a hearing, the requested order which shall direct the commissioner to take possession and control of all or a part of the property, books, accounts, documents, and other records of an insurer, and of the premises occupied by it for the transaction of its business, and until further order of the court enjoin the insurer and its officers, managers, agents, and employees from disposition of its property and from transaction of its business except with the written consent of the commissioner.

Signal Hill

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.

B. Summary Proceedings (cont'd)

(b) The court shall specify in the order what its duration shall be, which shall be such time as the court deems necessary for the commissioner to ascertain the condition of the insurer. Such initial duration or any extension thereof shall not exceed ninety days. On motion of either party or on its own motion, the court may from time to time hold such hearings as it deems desirable after such notice as it deems appropriate, and may extend, shorten, or modify the terms of the seizure order. The court shall vacate the seizure order if the commissioner fails to commence a formal proceeding under this article prior to the expiration of a seizure order or any extension thereof. An order of the court pursuant to a formal proceeding under this article shall ipso facto vacate the seizure order.

(c) Entry of a seizure order under this section shall not constitute an anticipatory breach of any contract of the insurer.

(d) An insurer subject to an ex parte order of the Commonwealth Court issued under the provisions of this section may petition the court at any time after the issuance of such order for a hearing and review of the order, and the court shall grant such a hearing and review within ten days of the filing of such petition.

221.13. Conduct of hearings in summary proceedings

(a) The Commonwealth Court may hold all hearings in summary proceedings and judicial review thereof privately in chambers, and shall do so on request of the insurer proceeded against.

(b) In all summary proceedings and judicial reviews thereof, all records of the insurer, other documents, and all Insurance Department files and court records and papers, so far as they pertain to or are a part of the record of the summary proceedings, shall be and remain confidential except as is necessary to obtain compliance therewith, unless and until the Commonwealth Court, after hearing arguments from the parties in chambers, shall order otherwise, or unless the insurer requests that the matter be made public. Until such court order, all papers filed with the clerk of the Commonwealth Court shall be held by him in a confidential file.

(c) Any person having possession or custody of and refusing to deliver any of the property, books, accounts, documents or other records of or relating to an insurer against which a seizure order or a summary order has been issued by the commissioner or by the Commonwealth Court, may be fined not more than ten thousand dollars ($ 10,000) or sentenced to undergo imprisonment for not more than one year, or both.

Signal Hill

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.

C. Formal Proceedings

A. Rehabilitation

221.14. Grounds for rehabilitation

An order of rehabilitation may be based on one or more of the following grounds.

(1) The insurer is insolvent, or is in such condition that the further transaction of business would be hazardous, financially, to its policyholders, creditors or the public.

(2) There is reasonable cause to believe that there has been embezzlement from the insurer, wrongful sequestration or diversion of the insurer's assets, forgery or fraud affecting the insurer or other illegal conduct in, by, or with respect to the insurer that if established would endanger assets in an amount threatening the solvency of the insurer.

(3) The insurer has failed to remove any person who in fact has executive authority in the insurer, whether an officer, manager, general agent, employee, or other person, if the person has been found after notice and hearing to be dishonest or untrustworthy in a way affecting the insurer's business.

(4) Control of the insurer, whether by stock ownership or otherwise, and whether direct or indirect, is in a person or persons found after notice and hearing to be dishonest or untrustworthy.

(5) Any person who in fact has executive authority in the insurer, whether an officer, manager, general agent, employee, or other person, has refused to be examined under oath by the commissioner concerning its affairs, whether in this Commonwealth or elsewhere, and after reasonable notice of the fact the insurer has failed promptly and effectively to terminate the employment and status of the person and all his influence on management.

(6) After demand, the insurer has failed to submit promptly any of its own property, books, accounts, documents or other records, or those of any subsidiary or related company within the control of the insurer, or those of any person having executive authority in the insurer so far as they pertain to the insurer, to examination. If the insurer is unable to submit the property, books, accounts, documents or other records of a person having executive authority in the insurer, it shall be excused from doing so if it promptly and effectively terminates the relationship of the person to the insurer.

Signal Hill

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.

C. Formal Proceedings(cont'd)

(7) Without first obtaining his written consent of the commissioner, the insurer has transferred, or attempted to transfer, substantially its entire property or business, or has entered into any transaction the effect of which is to merge, consolidate, or reinsure substantially its entire property or business in or with the property or business of any other person.

(8) The insurer or its property has been or is the subject of an application for the appointment of a receiver, trustee, custodian, conservator or sequestrator or similar fiduciary of the insurer or its property otherwise than as authorized under the insurance laws of this Commonwealth, and such appointment has been made or is imminent, and such appointment might oust the courts of this Commonwealth of jurisdiction or prejudice orderly delinquency proceedings under this article.

(9) Within the previous four years the insurer has willfully violated its charter or articles of incorporation or its bylaws or any insurance law in a manner which may result or has resulted in substantial harm to the property or business of an insurer or to the interests of its policy or certificate holders, creditors, or the public, or any valid order of the commissioner under sections 221.10 and 221.11.

(10) The insurer has failed to pay within sixty days after due date any obligation to this Commonwealth or any subdivision thereof or any judgment entered in this Commonwealth, except that such nonpayment shall not be a ground until sixty days after any good faith effort by the insurer to contest the obligation has been terminated, whether it is before the commissioner or in the courts, or the insurer has systematically attempted to compromise or renegotiate previously agreed settlements with its creditors on the ground that it is financially unable to pay its obligations in full.

(11) The insurer has failed to file its annual report or other report within the time allowed by law and, after written demand by the commissioner, has failed to give a satisfactory explanation immediately.

(12) The board of directors or the holders of a majority of the shares entitled to vote, or a majority of those individuals entitled to the control of those entities specified in section 221.02, request or consent to rehabilitation under this article.

221.15. Rehabilitation orders

(a) The commissioner may apply by petition to the Commonwealth Court, for an order authorizing him to rehabilitate a domestic insurer or an alien insurer domiciled in this Commonwealth, alleging that the insurer has committed one or more acts which may

Signal Hill

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
C. Formal Proceedings (cont’d)
 (b) An order of the Commonwealth Court to rehabilitate the business of an insurer shall be issued only after a hearing before the court or pursuant to a written consent of the insurer.
 (c) An order to rehabilitate the business of a domestic insurer, or an alien insurer domiciled in this
Commonwealth, shall appoint the commissioner and his successors in office the rehabilitator, and shall direct the rehabilitator forthwith to take possession of the assets of the insurer including any deposits held by the commissioner, and to administer them under the orders of the court. The filing or recording of the order with the clerk of the Commonwealth Court or recorder of deeds of the county in which the principal business of the company is conducted, or the county in which its principal office or place of business is located, shall impart the same notice as a deed, bill of sale or other evidence of title duly filed or recorded with that recorder of deeds would have imparted.
 (d) Entry of an order of rehabilitation shall not constitute an anticipatory breach of any contracts of the insurer.
221.16. Powers and duties of the rehabilitator
 (a) The commissioner as rehabilitator may appoint a special deputy who shall have all the powers of the rehabilitator granted under this section. The commissioner shall make such arrangements for compensation as are necessary to obtain a special deputy of proven ability. The special deputy shall serve at the pleasure of the commissioner.
 (b) The rehabilitator may take such action as he deems necessary or expedient to correct the condition or conditions which constituted the grounds for the order of the court to rehabilitate the insurer. He shall have all the powers of the directors, officers and managers, whose authority shall be suspended, except as they are redelegated by the rehabilitator. He shall have full power to direct and manage, to hire and discharge employees subject to any contract rights they may have, and to deal with the property and business of the insurer.
 (c) If it appears to the rehabilitator that there has been criminal or tortious conduct, or breach of any contractual or fiduciary obligation detrimental to the insurer by any officer, manager, agent, broker, employee, or other person, he may pursue all appropriate legal remedies on behalf of the insurer.
 (d) The rehabilitator may prepare a plan for the reorganization, consolidation, conversion, reinsurance, merger or other transformation of the insurer.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
C. Formal Proceedings (cont’d)
 Upon application of the rehabilitator for approval of the plan, and after such notice and hearing as the court may prescribe, the court may either approve or disapprove the plan proposed, or may modify it and approve it as modified. If it is approved, the rehabilitator shall carry out the plan. In the case of a life insurer, the plan proposed may include the imposition of liens upon the equities of policyholders of the company, provided that all rights of shareholders are first relinquished. A plan for a life insurer may also propose imposition of a moratorium upon loan and cash surrender rights under policies, for such period and to such an extent as may be necessary.
 (e) The rehabilitator shall have the power to avoid fraudulent transfers under sections 221.28 and 221.29.

221.17. Actions by and against rehabilitator
 (a) On request of the rehabilitator, any court in this State before which any action or proceeding by or against an insurer is pending when a rehabilitation order against the insurer is entered shall stay the action or proceeding for such time as is necessary for the rehabilitator to obtain proper representation and prepare for further proceedings. The Commonwealth
Court shall order the rehabilitator to take such action respecting the pending litigation as the court deems necessary in the interests of justice and for the protection of creditors, policyholders, and the public. The rehabilitator shall immediately consider all litigation pending outside this Commonwealth and shall petition the courts having jurisdiction over that litigation for stays whenever necessary to protect the estate of the insurer.
 (b) The time between the filing of a petition for rehabilitation against an insurer and denial of the petition or an order of rehabilitation shall not be considered to be a part of the time within which any action may be commenced by or against the insurer. Any action by or against the insurer that might have been commenced when the petition was filed may be commenced for at least sixty days after the order of rehabilitation is entered.
221.18. Termination of rehabilitation
 (a) Whenever he has reasonable cause to believe that further attempts to rehabilitate an insurer would substantially increase the risk of loss to creditors, policy and certificate holders, or the public, or would be futile, the rehabilitator may petition the Commonwealth Court for an order of liquidation.

CONFIDENTIAL
Pennsylvania Insurance Insurer Receivership Statute - Title 40., Ch.
1, Article V.
C. Formal Proceedings (cont’d)
 A petition under this subsection shall have the same effect as a petition under section 221.20. The
Commonwealth Court shall permit the directors to take such actions as are reasonably necessary to defend against the petition and may order payment from the estate of the insurer of such costs and other expenses of defense as justice may require.

 (b) The rehabilitator may at any time petition the Commonwealth Court for an order terminating rehabilitation of an insurer. If the Commonwealth Court finds that rehabilitation has been accomplished and that grounds for rehabilitation under section 221.14 no longer exists, it shall order that the insurer be restored to possession of its property and the control of its business. The Commonwealth Court may also make that finding and issue that order at any time upon its own motion.

CONFIDENTIAL
C. PTNA Audited and Unaudited Statutory Financial
 Statements

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

ASSETS

	Current Year 1 Assets	Current Year 2 Nonadmitted Assets	Current Year 3 Net Admitted Assets (Column 1 minus Column 2)	Prior Year 4 Net Admitted Assets
1. Bonds (Schedule D)	830,923,501		830,923,501	809,002,990
2. Stocks (Schedule D):				
2.1 Preferred stocks				
2.2 Common stocks	8,067,076		8,067,076	23,882,762
3. Mortgage loans on real estate (Schedule B):				
3.1 First liens				
3.2 Other than first liens				
4. Real estate (Schedule A):				
4.1 Properties occupied by the company (less $ .... encumbrances)	4,328,282		4,328,282	4,438,816
4.2 Properties held for the production of income (less $ .... encumbrances)				
4.3 Properties held for sale (less $ .... encumbrances)				
5. Cash ($ .... (63,027), Schedule E - Part 1), cash equivalents ($ ..... 27,884,238 , Schedule E - Part 2) and short-term investments ($ .... 6,901,941 ,Schedule DA)	34,723,152		34,723,152	117,831,343
6. Contract loans (including $ .... premium notes)				
7. Other invested assets (Schedule BA)	4,381,417		4,381,417	4,652,800
8. Receivables for securities				
9. Aggregate write-ins for invested assets				
10. Subtotals, cash and invested assets (Line 1 through Line 9)	882,423,408		882,423,408	959,787,131
11. Title plants less $ .... charged off (for Title insurers only)				
12. Investment income due and accrued	10,053,346		10,053,346	10,012,496
13. Premiums and considerations:				
13.1 Uncollected premiums and agents' balances in the course of collection	333,121		333,121	243,392
13.2 Deferred premiums, agents' balances and installments booked but deferred and not yet due (including $ .... earned but unbilled premiums)	33,416	33,416		
13.3 Accrued retrospective premiums				
14. Reinsurance:				
14.1 Amounts recoverable from reinsurers	318,282		318,282	239,146
14.2 Funds held by or deposited with reinsured companies				
14.3 Other amounts receivable under reinsurance contracts				
15. Amounts receivable relating to uninsured plans				
16.1 Current federal and foreign income tax recoverable and interest thereon	5,525,682		5,525,682	11,345,249
16.2 Net deferred tax asset	63,771,542	63,771,542		5,067,565
17. Guaranty funds receivable or on deposit				
18. Electronic data processing equipment and software	468,308		468,308	542,680
19. Furniture and equipment, including health care delivery assets ($ ....)	5,208,981	5,208,981		
20. Net adjustment in assets and liabilities due to foreign exchange rates				
21. Receivables from parent, subsidiaries and affiliates	33,513		33,513	79,683
22. Health care ($ ....) and other amounts receivable				13,331
23. Aggregate write-ins for other than invested assets	104,518,605	2,479,295	102,038,310	51,810,165
24. Total assets excluding Separate Accounts, Segregated Accounts and Protected Cell Accounts (Line 10 to Line 23)	1,072,685,224	71,494,234	1,001,190,990	1,039,140,838
25. From Separate Accounts, Segregated Accounts and Protected Cell Accounts				
26. Total (Line 24 and Line 25)	1,072,685,224	71,494,234	1,001,190,990	1,039,140,838
DETAILS OF WRITE-INS				
0901.				
0902.				
0903.				
0998. Summary of remaining write-ins for Line 9 from overflow page				
0999. Totals (Line 0901 through Line 0903 plus Line 0998) (Line 9 above)				
2301. Cash Value of Life Insurance	101,439,310		101,439,310	50,610,165
2302. Prepaid Expense	260,086	260,086		
2303. Goodwill	600,000		600,000	1,200,000
2398. Summary of remaining write-ins for Line 23 from overflow page	2,219,209	2,219,209		
2399. Totals (Line 2301 through Line 2303 plus Line 2398) (Line 23 above)	104,518,605	2,479,295	102,038,310	51,810,165

2

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

LIABILITIES, SURPLUS AND OTHER FUNDS

	1 Current Year	2 Prior Year
1. Aggregate reserve for life contracts $ .... (Exhibit 5, Line 9999999) less $ .... included in Line 6.3 (including $ .... Modco Reserve)		
2. Aggregate reserve for accident and health contracts (Exhibit 6, Line 17, Column 1) (including $ .... Modco Reserve)	71,266,702	59,482,818
3. Liability for deposit-type contracts (Exhibit 7, Line 14, Column 1) (including $ .... Modco Reserve)		
4. Contract claims:		
4.1 Life (Exhibit 8, Part 1, Line 4.4, Column 1 less sum of Columns 9, 10 and 11)		
4.2 Accident and health (Exhibit 8, Part 1, Line 4.4, sum of Columns 9, 10 and 11)	2,479,465	2,244,856
5. Policyholders' dividends $ .... and coupons $ .... due and unpaid (Exhibit 4, Line 10)		
6. Provision for policyholders' dividends and coupons payable in following calendar year - estimated amounts:		
6.1 Dividends apportioned for payment (including $ .... Modco)		
6.2 Dividends not yet apportioned (including $ .... Modco)		
6.3 Coupons and similar benefits (including $ .... Modco)		
7. Amount provisionally held for deferred dividend policies not included in Line 6		
8. Premiums and annuity considerations for life and accident and health contracts received in advance less $ .... discount; including $ .... accident and health premiums (Exhibit 1, Part 1, Column 1, sum of Line 4 and Line 14)		
9. Contract liabilities not included elsewhere:		
9.1 Surrender values on cancelled contracts		
9.2 Provision for experience rating refunds, including $ .... accident and health experience rating refunds		
9.3 Other amounts payable on reinsurance, including $ .... assumed and $ .... ceded		
9.4 Interest Maintenance Reserve (IMR, Line 6)	278,583	
10. Commissions to agents due or accrued-life and annuity contracts $ ...., accident and health $ .... and deposit-type contract funds $	99,906	48,272
11. Commissions and expense allowances payable on reinsurance assumed		
12. General expenses due or accrued (Exhibit 2, Line 12, Column 6)	4,200,716	8,579,393
13. Transfers to Separate Accounts due or accrued (net) (including $ .... accrued for expense allowances recognized in reserves, net of reinsured allowances)		
14. Taxes, licenses and fees due or accrued, excluding federal income taxes (Exhibit 3, Line 9, Column 5)	527,194	488,397
15.1 Current federal and foreign income taxes, including $ .... on realized capital gains (losses)		
15.2 Net deferred tax liability		
16. Unearned investment income		
17. Amounts withheld or retained by company as agent or trustee	(1,218)	(886)
18. Amounts held for agents' account, including $ .... agents' credit balances	1,943,241	2,224,815
19. Remittances and items not allocated	16,834	293,829
20. Net adjustment in assets and liabilities due to foreign exchange rates		
21. Liability for benefits for employees and agents if not included above		
22. Borrowed money $ .... and interest thereon $		
23. Dividends to stockholders declared and unpaid		
24. Miscellaneous liabilities:		
24.1 Asset valuation reserve (AVR, Line 16, Column 7)	1,317,632	3,152,387
24.2 Reinsurance in unauthorized companies	231,534,230	
24.3 Funds held under reinsurance treaties with unauthorized reinsurers	908,547,145	928,171,616
24.4 Payable to parent, subsidiaries and affiliates		35,324
24.5 Drafts outstanding		
24.6 Liability for amounts held under uninsured plans		
24.7 Funds held under coinsurance	1,302,632	519,346
24.8 Payable for securities		
24.9 Capital notes $ .... and interest thereon $		
25. Aggregate write-ins for liabilities	1,715,343	8,801,093
26. Total liabilities excluding Separate Accounts business (Line 1 to Line 25)	1,225,228,645	1,014,049,860
27. From Separate Accounts statement		
28. Total liabilities (Line 26 and Line 27)	1,225,228,645	1,014,049,860
29. Common capital stock	2,500,800	2,500,800
30. Preferred capital stock		
31. Aggregate write-ins for other than special surplus funds		
32. Surplus notes		
33. Gross paid in and contributed surplus (Page 3, Line 33, Column 2 plus Page 4, Line 51.1, Column 1)	144,383,806	144,383,806
34. Aggregate write-ins for special surplus funds		
35. Unassigned funds (surplus)	(370,922,261)	(121,793,628)
36. Less treasury stock, at cost:		
36.1 .... shares common (value included in Line 29 $ ....)		
36.2 .... shares preferred (value included in Line 30 $ ....)		
37. Surplus (Total Lines 31 + 32 + 33 + 34 + 35 - 36) (including $ .... in Separate Accounts Statement)	(226,538,455)	22,590,178
38. Totals of Lines 29, 30 and 37 (Page 4, Line 55)	(224,037,655)	25,090,978
39. Totals of Lines 28 and 38 (Page 2, Line 26, Column 3)	1,001,190,990	1,039,140,838
DETAILS OF WRITE-INS		
2501. Due Reinsurance	660,738	3,255,910
2502. Accounts Payable	1,053,886	2,903,378
2503. Escheat	719	16,419
2598. Summary of remaining write-ins for Line 25 from overflow page		2,625,386
2599. Totals (Line 2501 through Line 2503 plus Line 2598) (Line 25 above)	1,715,343	8,801,093
3101.		
3102.		
3103.		
3198. Summary of remaining write-ins for Line 31 from overflow page		
3199. Totals (Line 3101 through Line 3103 plus Line 3198) (Line 31 above)		
3401.		
3402.		
3403.		
3498. Summary of remaining write-ins for Line 34 from overflow page		
3499. Totals (Line 3401 through Line 3403 plus Line 3498) (Line 34 above)		

3

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

SUMMARY OF OPERATIONS

	1 Current Year	2 Prior Year
1. Premiums and annuity considerations for life and accident and health contracts (Exhibit 1, Part 1, Line 20.4, Column 1, less Column 11)	32,399,726	36,886,340
2. Considerations for supplementary contracts with life contingencies		
3. Net investment income (Exhibit of Net Investment Income, Line 17)	17,069,857	2,914,612
4. Amortization of Interest Maintenance Reserve (IMR, Line 5)	73,395	(4,310)
5. Separate Accounts net gain from operations excluding unrealized gains or losses		
6. Commissions and expense allowances on reinsurance ceded (Exhibit 1, Part 2, Line 26.1, Column 1)	55,381,002	55,684,117
7. Reserve adjustments on reinsurance ceded		
8. Miscellaneous Income:		
8.1 Income from fees associated with investment management, administration and contract guarantees from Separate Accounts		
8.2 Charges and fees for deposit-type contracts		
8.3 Aggregate write-ins for miscellaneous income		
9. Totals (Line 1 to Line 8.3)	104,923,980	95,470,759
10. Death benefits	277,084	
11. Matured endowments (excluding guaranteed annual pure endowments)		
12. Annuity benefits (Exhibit 8, Part 2, Line 6.4, Column 4 plus Column 8)		
13. Disability benefits and benefits under accident and health contracts	10,805,087	12,738,608
14. Coupons, guaranteed annual pure endowments and similar benefits		
15. Surrender benefits and withdrawals for life contracts		
16. Group conversions		
17. Interest and adjustments on contract or deposit-type contract funds		
18. Payments on supplementary contracts with life contingencies		
19. Increase in aggregate reserves for life and accident and health contracts	11,774,684	14,892,726
20. Totals (Line 10 to Line 19)	22,856,865	27,631,334
21. Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only) (Exhibit 1, Part 2, Line 31, Column 1)	29,052,140	31,673,102
22. Commissions and expense allowances on reinsurance assumed (Exhibit 1, Part 2, Line 26.2, Column 1)	508,543	586,267
23. General insurance expenses (Exhibit 2, Line 10, Columns 1, 2, 3 and 4)	41,718,973	47,552,977
24. Insurance taxes, licenses and fees, excluding federal income taxes (Exhibit 3, Line 7, Column 1 plus Column 2 plus Column 3)	6,642,653	6,796,811
25. Increase in loading on deferred and uncollected premiums		
26. Net transfers to or (from) Separate Accounts net of reinsurance		
27. Aggregate write-ins for deductions	2,604,446	
28. Totals (Line 20 to Line 27)	103,383,620	114,180,491
29. Net gain from operations before dividends to policyholders and federal income taxes (Line 9 minus Line 28)	1,540,360	(18,709,732)
30. Dividends to policyholders		
31. Net gain from operations after dividends to policyholders and before federal income taxes (Line 29 minus Line 30)	1,540,360	(18,709,732)
32. Federal and foreign income taxes incurred (excluding tax on capital gains)	(2,066,883)	(3,222,543)
33. Net gain from operations after dividends to policyholders and federal income taxes and before realized capital gains or (losses) (Line 31 minus Line 32)	3,607,243	(15,487,189)
34. Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax of $ ..... (1,765,321) (excluding taxes of $ .... transferred to the IMR)	(3,426,801)	5,044
35. Net income (Line 33 plus Line 34)	180,442	(15,482,145)
CAPITAL AND SURPLUS ACCOUNT		
36. Capital and surplus, December 31, prior year (Page 3, Line 38, Column 2)	25,090,976	39,263,554
37. Net income (Line 35)	180,442	(15,482,145)
38. Change in net unrealized capital gains (losses) less capital gains tax of $	(15,810,284)	3,170,363
39. Change in net unrealized foreign exchange capital gain (loss)		
40. Change in net deferred income tax	254,180	320,837
41. Change in nonadmitted assets	(4,539,987)	(555,806)
42. Change in liability for reinsurance in unauthorized companies	(231,534,230)	
43. Change in reserve on account of change in valuation basis, (increase) or decrease (Exhibit 5A, Line 9999999, Column 4)		
44. Change in asset valuation reserve	1,834,585	(1,253,225)
45. Change in treasury stock (Page 3, Lines 36.1 and 36.2 Column 2 minus Column 1)		
46. Surplus (contributed to) withdrawn from Separate Accounts during period		
47. Other changes in surplus in Separate Accounts statement		
48. Change in surplus notes		
49. Cumulative effects of changes in accounting principles		
50. Capital changes:		
50.1 Paid in		
50.2 Transferred from surplus (Stock Dividend)		
50.3 Transferred to surplus		
51. Surplus adjustment:		
51.1 Paid in	3,000,000	
51.2 Transferred to capital (Stock Dividend)		
51.3 Transferred from capital		
51.4 Change in surplus as a result of reinsurance		
52. Dividends to stockholders		
53. Aggregate write-ins for gains and losses in surplus	(2,513,389)	(373,400)
54. Net change in capital and surplus for the year (Line 37 through Line 53)	(249,128,633)	(14,172,576)
55. Capital and surplus, December 31, current year (Line 36 plus Line 54) (Page 3, Line 38)	(224,037,685)	25,090,979
DETAILS OF WRITE-INS		
08.301.		
08.302.		
08.303. Prior Year Refund of Excise Tax		
08.398. Summary of remaining write-ins for Line 8.3 from overflow page		
08.399. Totals (Line 08.301 through Line 08.303 plus Line 08.398) (Line 8.3 above)		
2701. Loss on Sale Leaseback	2,604,446	
2702.		
2703.		
2798. Summary of remaining write-ins for Line 27 from overflow page		
2799. Totals (Line 2701 through Line 2703 plus Line 2798) (Line 27 above)	2,604,446	
5301. Amortization of Goodwill	(600,000)	(600,000)
5302. Prior Year Surplus Adjustment Due to Reinsurance	(1,913,389)	
5303. Prior Year Surplus Adjustment Due to Escheat		226,600
5398. Summary of remaining write-ins for Line 53 from overflow page		
5399. Totals (Line 5301 through Line 5303 plus Line 5398) (Line 53 above)	(2,513,389)	(373,400)

4

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

CASH FLOW

	1 Current Year	2 Prior Year
Cash from Operations		
1. Premiums collected net of reinsurance	32,309,997	36,810,639
2. Net investment income	17,825,193	(2,446,555)
3. Miscellaneous income	55,381,002	55,664,117
4. Total (Line 1 through Line 3)	105,516,192	90,028,201
5. Benefit and loss related payments	10,815,478	12,575,658
6. Net transfers to Separate Accounts, Segregated Accounts and Protected Cell Accounts		
7. Commissions, expenses paid and aggregate write-ins for deductions	81,396,662	85,883,670
8. Dividends paid to policyholders		
9. Federal and foreign income taxes paid (recovered) net of $ .... tax on capital gains (losses)		2,400,000
10. Total (Line 5 through Line 9)	92,212,140	100,859,328
11. Net cash from operations (Line 4 minus Line 10)	13,304,052	(10,831,127)
Cash from Investments		
12. Proceeds from investments sold, matured or repaid:		
12.1 Bonds	12,930,393	175,645,077
12.2 Stocks		
12.3 Mortgage loans		
12.4 Real estate		
12.5 Other invested assets		
12.6 Net gains or (losses) on cash, cash equivalents and short-term investments		5,044
12.7 Miscellaneous proceeds		
12.8 Total investment proceeds (Line 12.1 through Line 12.7)	12,930,393	175,650,121
13. Cost of investments acquired (long-term only):		
13.1 Bonds	41,203,310	64,586,679
13.2 Stocks		
13.3 Mortgage loans		
13.4 Real estate		
13.5 Other invested assets		
13.6 Miscellaneous applications		
13.7 Total investments acquired (Line 13.1 through Line 13.6)	41,203,310	64,586,679
14. Net increase (decrease) in contract loans and premium notes		
15. Net cash from investments (Line 12.8 minus Line 13.7 minus Line 14)	(28,272,917)	111,063,442
Cash from Financing and Miscellaneous Sources		
16. Cash provided (applied):		
16.1 Surplus notes, capital notes		
16.2 Capital and paid in surplus, less treasury stock	3,000,000	
16.3 Borrowed funds		
16.4 Net deposits on deposit-type contracts and other insurance liabilities		
16.5 Dividends to stockholders		
16.6 Other cash provided (applied)	(71,139,326)	11,778,022
17. Net cash from financing and miscellaneous sources (Line 16.1 through Line 16.4 minus Line 16.5 plus Line 16.6)	(68,139,326)	11,778,022
RECONCILIATION OF CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS		
18. Net change in cash, cash equivalents and short-term investments (Line 11 plus Line 15 plus Line 17)	(83,108,191)	112,010,337
19. Cash, cash equivalents and short-term investments:		
19.1 Beginning of year	117,831,343	5,821,006
19.2 End of year (Line 18 plus Line 19.1)	34,723,152	117,831,343

Note: Supplemental disclosures of cash flow information for non-cash transactions:

20.001			
20.002			
20.003			
20.004			
20.005			
20.006			
20.007			
20.008			
20.009			
20.010			

5

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

A. Accounting Practices

1. The Annual Statement for the year 2008 of Penn Treaty Network Insurance Company is presented on the basis of accounting prescribed or permitted by the State of Pennsylvania Insurance Department.

2. In the current year there are no differences between the Pennsylvania statute and NAIC statutory accounting practices and procedures that impact the financial statements.

3. Not applicable.

4. Not applicable.

B. Use of Estimates in the Preparation of the Financial Statements.

The preparation of these financial statements in conformity with Statutory Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from those estimates.

C. Accounting Policy Disclosure

Premiums are recognized as revenue when due. Policy acquisition costs such as commissions and other marketing and policy issuance expenses incurred in connection with acquiring new business, are charged to operations as incurred.

In addition, the Company uses the following accounting policies:

1. Short-term investments are stated at amortized cost.
2. Bonds are stated at amortized cost, using the interest method.
3. Not applicable.
4. Not applicable.
5. Not applicable.
6. Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair market value. The prospective method is used to value the securities.
7. Investments in subsidiaries are valued at the equity or surplus value of the subsidiary.
8. Not applicable.
9. Not applicable.
10. The Company utilizes investment income as a factor in its gross premium valuation calculation, as allowed by SSAP No. 54, Individual and Group Accident and Health contracts.
11. Liabilities for losses/claim adjustment expenses for accident and health contracts are estimated by the Company's valuation actuary using statistical claim development models to develop best estimates of liabilities. These models employ morbidity tables developed by the valuation actuary and discount rates specified by regulatory authorities. These morbidity tables are developed from a combination of company and industry experience. Such liabilities are necessarily based on assumptions and estimates and while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.
12. The Company has not modified its capitalization policy from the prior period.
13. Not applicable.

2. Accounting Changes and Correction of Errors - Not applicable.

3. Business Combinations and Goodwill

A. Statutory Purchase Method

1. The Company purchased Network Insurance Senior Health Division ("NISHD"), a brokerage sales agency, in 2000.
2. The purchase of NISHD is recorded using the statutory purchase method.
3. The NISHD was purchased for $6,000,000, all of which is goodwill.
4. $600,000 was amortized to surplus in 2008.

B. Not applicable.

C. Not applicable.

D. Not applicable.

4. Discontinued Operations - Not applicable.

5. Investments

A. Mortgage Loans - Not applicable.

B. Debt Restructuring - Not applicable.

C. Reverse Mortgage - Not applicable.

D. Loan-Backed Securities

1. Not applicable.
2. Prepayment assumptions were obtained from broker dealer survey values.
3. Not applicable.

E. Repurchase Agreements - Not applicable.

19

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

NOTES TO FINANCIAL STATEMENTS

F. Real Estate - Not applicable.

G. Low-Income Housing Tax Credits - Not applicable.

6. Joint Ventures, Partnerships and Limited Liability Companies - Not applicable.

7. Investment Income - Not applicable.

8. Derivative Instruments - Not applicable.

9. Income Taxes

A. The components of the net deferred tax asset are as follows:

	December 31 2008	December 31 2007
Total of gross deferred tax assets	$ 63,771,542	$ 61,933,388
Total of deferrd tax liabilities	-	-
Net deferred tax assets	63,771,542	61,933,388
Deferred tax assets nonadmitted	63,771,542	56,865,822
Net admitted deferred tax assets	-	5,067,565
(Decrease)/Increase in nonadmitted deferred tax assets	$ 7,389,754	$ 484,034

B. The Company does not have any deferred tax liabilities that are not recognized.

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain limitations or is distributed as stockholder dividends. As of December 31, 2002, such income accumulated in the policyholder surplus account totaled $1,451,000. At the current enacted tax rate of 34%, the associated tax would be $523,940. We have not recorded a deferred tax liability because the Company does not expect to pay this tax.

C. Current income taxes incurred consist of the following major components:

	December 31 2008	December 31 2007
Federal income tax on operations	$(2,066,883)	$(3,222,543)
Federal income tax on net realized capital gains	-	-
Total current Federal income tax incurred	$(2,066,883)	$(3,222,543)

The components of deferred tax assets and liabilities are:

	December 31 2008	December 31 2007
Deferred tax assets:		
Deferred acquisition costs	$39,765,174	$41,166,342
Net operating loss carryforward	10,600,725	6,454,244
Capital Loss Carryover	933,688	1,086,395
AMT Credit Carryforward	1,026,399	-
Prepaid assets	88,429	214,530
Reserves	2,835,595	3,491,393
Furniture and equipment	5,269,177	5,765,389
Unrealized loss on investments	1,785,065	44,372
Sales Leaseback		2,589,708
Litigation Accrual	-	-
Bonus accrual	-	256,220
Advance Premiums	-	-
Reserve change	-	140,264
Escheat Payable	244	5,582
Goodwill	748,000	680,000
Other	719,045	38,949
Total deferred tax assets	$63,771,542	$61,933,388
Less: Nonadmitted deferred tax assets	63,771,542	56,865,822
Admitted deferred tax assets	-	$ 5,067,565
Deferred tax liabilities:		
Accrued Excise Tax Refund	-	-
Life insurance premiums deferred and uncollected	-	-
Deferred tax liabilities	-	-
Net deferred tax assets admitted	-	$ 5,067,565

The change in net deferred taxes is comprised of the following:

	December 31 2008	December 31 2007	Change
Total gross deferred tax assets	$ 63,771,542	$ 61,933,388	$ 1,838,154
Total gross deferred tax liabilities	-	-	-
Deferred tax assets in excess of deferred tax liabilities	$ 63,771,542	$ 61,933,388	$ 1,838,154
Tax effect of change in unrealized capital gains (losses)			$ (1,765,321)
Change in net deferred income taxes			$ 72,833

D. The provision for Federal income taxes incurred is different from that which would be obtained by applying the enacted Federal income tax rate to income before taxes. The significant items causing these differences are as follows:

	2008 Tax	Effective Tax Rate
Total statutory gain	$ 1,540,360	
Provision recorded at statutory rate	$ 523,722	34.00%
Capital Loss Carryover	$ 152,707	9.91%
Permanent Differences:		
Dividends Received Deduction	$(2,720,000)	-176.58%
Net increase in csv of life insurance	(1,001,137)	-64.99%
50% haircut on T&E	6,710	0.44%
Change in other nonadmitted assets that are deferred:		
Prepaid asset	126,101	8.19%
Change in furniture and fixtures	496,212	32.21%
Goodwill	(68,000)	-4.41%
Other	27,588	1.79%
IMR amortization	(24,954)	-1.62%

19.1

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

NOTES TO FINANCIAL STATEMENTS

Prior Year True Up and other	341,335	22.16%
	$(2,139,716)	-138.91%
Current Federal income tax incurred	$(2,066,883)	-134.18%
Change in net deferred income tax	(72,833)	-4.73%
Total effective income tax	$(2,139,716)	-138.91%

E. The Company has loss carryforwards of approximately $31,178,603 which expire through 2023.

F. The Company is part of a group that files a consolidated Federal income tax return. A written tax sharing agreement is approved and enforced by the Board of Directors. Allocation of tax provisions based upon the Company's provision as if the Company filed a separate return.

Penn Treaty American Corporation
Penn Treaty Network America Insurance Company
American Independent Network Insurance Company of New York
Senior Financial Consultants Company
Network Insurance Senior Health Division, Inc.

10. <u>Information Concerning Parent, Subsidiaries and Affiliates</u>

A. B. and C. The Company is 100% owned by Penn Treaty American Corporation ("PTA"), an insurance holding company. The company owns 100% of American Network Insurance Company ("ANIC"), an insurance company. ANIC owns 100% of American Independent Network Insurance Company of New York ("AINICNY"), an insurance company. In 2008 and 2007, the Company was allocated $1,000,000 from ANIC and $100,000 from AINICNY related to a cost sharing agreement with PTNA.

D. Not applicable.

E. Not applicable.

F. Not applicable.

G. The Company is under common control with ANIC and ANICNY. The existence of that control could result in operational or financial position changes being substantially different from those that would have been obtained if the Company were autonomous.

H. Not applicable.

I. Not applicable.

J. Not applicable.

K. Not applicable.

L. Not applicable.

11. <u>Debt</u> - Not applicable.

12. <u>Retirement Plans, Deferred Compensation, Post-employment Benefits and Compensated Absences and Other Postretirement Benefit Plans</u>

A. Not applicable.

B. Defined Contribution Plan: Employees of the Company are eligible to participate in a 401k plan. The expense for 2008 was $305,014.

C. Not applicable.

D. Not applicable.

E. Not applicable.

F. Not applicable.

13. <u>Capital and Surplus, Shareowners' Dividend Restrictions and Quasi-Reorganizations</u>

1. The Company's capital is common stock, 320,000 shares authorized, 240,000 issued and outstanding, $500.00 par value.
2. Not applicable.
3. On February 12, 2002, the Department approved a Corrective Action Plan (the "Plan") for the Company. The Plan requires the Department to approve all dividend requests made by the Company, regardless of normal statutory requirements of the allowable dividends.
4. Not applicable.
5. Not applicable.
6. Not applicable.
7. Not applicable.
8. Not applicable.
9. The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses is $(15,810,284).
10. Not applicable.
11. Not applicable.
12. Not applicable.
13. Not applicable.

14. <u>Contingencies</u>

A. Not applicable.

B. Not applicable.

C. Not applicable.

D. Various liabilities arise in the normal course of the Company's business and have been recorded. We believe that any ultimate contingent losses will not have a material adverse effect on the Company's future results of

19.2

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

NOTES TO FINANCIAL STATEMENTS

operations and financial position.

E. Not applicable.

15. Leases

A. 1. The Company holds several leases for equipment.

2. The Company's required payments due under non-cancelable leases in each of the next four years are as follows:

Year Ending December 31	Amount
2009	62,606
2010	62,606
2011	46,211
2012	34,944
2013	20,384
	226,751

3. The Company was party to a sale leaseback agreement which expired in 2010. On November 5, 2008 the lessor served notice to the Company that they considered the Company to be in default under the terms of the agreement. The lessor believes the prospect of payment has been impaired as defined in the lease agreement and moved to recover the casualty loss value of the property under lease, which amounted to $4,130,861, by taking cash collateral of $3,495,174 provided under the agreement. The Company reached an agreement with the lessor settling all obligations to the lessor for a final payment of $95,000. A loss of $2,579,430 was recorded as a result of the settlement.

B. Non-applicable

16. Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk - Not applicable.

17. Sale, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities - Not applicable.

18. Gain or Loss to the Reporting Entity from Uninsured Accident and Health Plans and the Uninsured Portion of Partially Insured Plans - Not applicable.

19. Direct Premium Written by Managing General Agents/Third Party Administrators - Not applicable.

20. Other Items

Reinsurance Agreements with Imagine International Reinsurance Limited

On August 21, 2008 the Company provided notification of breach to Imagine for its failure to provide the requisite level of collateral in the form of letters of credit as of June 30, 2008 under the 2001 Agreement. The Company does not consider Imagine to be in beach of its obligations under the 2005 Agreement.

The Company took this action based on verbal notification provided by Imagine that the additional letter of credit would not be provided. Imagine has further provided written confirmation contending they are not in breach, stating that since the Company failed to obtain an Obligatory Premium Rate Increase as a result of regulatory action or inaction, a Regulatory Risk Event had occurred under the 2001 Agreement. The Company is pursuing available legal remedies including, but not limited to, the arbitration provisions included in the reinsurance agreement.

On November 10, 2008 the Company and Imagine agreed upon binding terms for a final settlement agreement regarding their dispute.

Under the terms of the agreement, the Company will not pay expense and risk charges to Imagine beyond the first quarter of 2008 for its primary reinsurance treaty or beyond the second quarter of 2008 for its secondary treaty. The Company believes that it would have otherwise been obligated to pay expense and risk charges through the end of 2008 on the primary treaty and potentially through the third quarter of 2010 on the secondary treaty. The Company estimates the value of these fees to be approximately $13.2 million. In exchange, the Company has withdrawn its notice of intention to arbitrate and released approximately $112 million in supporting letters of credit on December 1, 2008, which would have otherwise been released on January 1, 2009. The Company will recapture policies reinsured under both treaties on January 1, 2009. Both parties also agreed to waive any future contractual or non-contractual claims relating to the treaties other than those relating to the settlement agreement itself. The final settlement agreement was approved by the Pennsylvania Insurance Department.

As of December 31, 2008 the ceded reserves, collateral held and uncollateralized amounts under the 2001 Agreement are summarized as follows:

Ceded reserves	$ 1,125,400,696
Funds withheld account	893,866,466
Uncollateralized amount	$ 231,534,230

Statutory Accounting Principles state that credit for reinsurance shall be allowed a ceding insurer, for reinsurance ceded to a foreign unauthorized reinsurer, only when the unauthorized reinsurer maintains funds in a trust fund in a qualified U.S. financial institution in an amount not less than the liabilities assumed from U.S. ceding insurers. SSAP No. 61, Life, Deposit-Type, and Accident and Health Reinsurance, mandates that the liability for unauthorized reinsurance is a direct charge to surplus.

The Company, in accordance with SSAP No. 61, recognized a liability for unauthorized reinsurance as of December 31, 2008 amounting to $231,534,230.

Economic Restructuring Plan

On October 3, 2008, PTA announced an economic restructuring plan ("the Plan") for PTNA and ANIC policyholders. The primary components of the Plan are:

1. Commutation of agreements with Imagine, PTNA's and ANIC's principal reinsurer, and recapture all reinsured

19.3

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

NOTES TO FINANCIAL STATEMENTS

policies under the two agreements on January 1, 2009, recognizing that statutory policyholder surplus would be negatively affected by the recapture. The Pennsylvania Insurance Department approved the recapture.

2. PTA is continuing the review of strategic alternatives.

3. The Company suspended new policy issuance nationwide on October 3, 2008 pending the outcome of the Plan.

21. Events Subsequent

On January 2, 2009 the Company's wholly owned subsidiary, Network Insurance Senior Health Division, sold its insurance agency operations and most of its assets and liabilities to a third party at a price that approximated book value.

On January 6, 2009 the Pennsylvania Insurance Department placed PTNA and ANIC under voluntary rehabilitation. Under rehabilitation, the Pennsylvania Insurance Commissioner will file a rehabilitation plan for the approval of the Commonwealth Court, which generally defines the plan under which the companies will operate. The companies would operate under the rehabilitation plan and would be overseen by the Insurance Commissioner as statutory rehabilitator.

22. Reinsurance

A. Ceded Reinsurance Report

Section 1 - General Interrogatories

A. Are any of the reinsurers, listed in Schedule S as nonaffiliated, owned in excess of 10% or controlled, either directly or indirectly, by the company or by any representative, officer, trustee, or director of the company? Yes [ ] No [X]

B. Have any policies issued by the Company been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or an insured or any other person not primarily engaged in the insurance business? Yes [ ] No [X]

Section 2 - Ceded Reinsurance Report - Part A

A. Does the Company have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premiums or other similar credits? Yes [ ] No [X]

B. Does the reporting entity have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies? Yes [ ] No [X]

Section 3 - Ceded Reinsurance Report - Part B

A. What is the estimated amount of the aggregate reduction in surplus (for agreements other than those under reflected in Section 2 above), of termination of ALL reinsurance agreements, by either party, as of the date of this statement? Where necessary, the Company may consider the current or anticipated experience of the business reinsured in making this estimate. None

B. Have any new agreements been executed or existing agreements amended, since January 1 of the year of this statement, to include policies or contracts that were in force or which had existing reserves established by the Company as the effective date of the agreement? Yes [ ] No [X]

B. Uncollectible Reinsurance - Not applicable.

C. Commutation of Ceded Reinsurance - Not applicable.

23. Retrospectively Related Contracts and Contracts Subject to Redetermination - Not applicable.

24. Change in Incurred Losses and Loss Adjustment Expenses

The increase in the incurred claims for 2007 and prior loss years ($4,986,566 was due to lower than expected termination rates experienced in 2008. This adverse development has been addressed by adding margins to the claim reserve calculation for year end 2008. The company will also refine its claim reserve model in 2009 to account for this adverse trend in termination rates.

25. Inter Company Pooling Arrangements - Not applicable.

26. Structure Settlements - Not applicable.

27. Health Care Receivables - Not applicable.

28. Participating Policies - Not applicable.

29. Premium Deficiency Reserves - Not applicable

30. Reserves for Life Contracts and Annuity Contracts - Not applicable.

31. Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics - Not applicable.

32. Premium and Annuity Considerations Deferred and Uncollected - Not applicable.

33. Separate Accounts - Not applicable.

34. Loss/Claim Adjustment Expenses

The activity in the liability for unpaid accident and health claim and claim adjustment expenses is summarized below:

	Year Ended December 31	
	2008	2007
Balance as of January 1	11,549,072	8,856,937
Amount incurred:		

19.4

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE Penn Treaty Network America Insurance Company

NOTES TO FINANCIAL STATEMENTS

Current year	8,162,253	13,665,694
Prior years	4,986,566	978,383
Imputed prior year interest	574,733	451,704
Total	13,723,551	15,095,781
Less amount paid:		
Current year	4,449,594	9,507,323
Prior years	6,120,894	2,896,323
Total	10,570,488	12,403,646
Balance as of December 31	14,702,135	11,549,072

19.5

CONFIDENTIAL
D. ANIC Audited and Unaudited Statutory Financial
 Statements

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE American Network Insurance Company

ASSETS

	Current Year			Prior Year
	1 Assets	2 Nonadmitted Assets	3 Net Admitted Assets (Column 1 minus Column 2)	4 Net Admitted Assets
1. Bonds (Schedule D)	93,823,908		93,823,908	101,818,557
2. Stocks (Schedule D):				
2.1 Preferred stocks				
2.2 Common stocks	8,645,155		8,645,155	9,323,064
3. Mortgage loans on real estate (Schedule B):				
3.1 First liens				
3.2 Other than first liens				
4. Real estate (Schedule A):				
4.1 Properties occupied by the company (less $ .... encumbrances)				
4.2 Properties held for the production of income (less $ .... encumbrances)				
4.3 Properties held for sale (less $ .... encumbrances)				
5. Cash ($ ...... 1,943,964 , Schedule E - Part 1), cash equivalents ($ ...... 10,876,684 , Schedule E - Part 2) and short-term investments ($ .... 224,182 , Schedule DA)	13,044,830		13,044,830	5,603,607
6. Contract loans (including $ .... premium notes)				
7. Other invested assets (Schedule BA)				
8. Receivables for securities				
9. Aggregate write-ins for invested assets				
10. Subtotals, cash and invested assets (Line 1 through Line 9)	115,513,893		115,513,893	116,745,228
11. Title plants less $ .... charged off (for Title insurers only)				
12. Investment income due and accrued	1,208,657		1,208,657	1,327,497
13. Premiums and considerations:				
13.1 Uncollected premiums and agents' balances in the course of collection	28,079		28,079	22,088
13.2 Deferred premiums, agents' balances and installments booked but deferred and not yet due (including $ .... earned but unbilled premiums)	3,224	3,224		
13.3 Accrued retrospective premiums				
14. Reinsurance:				
14.1 Amounts recoverable from reinsurers	1,302,548		1,302,548	519,264
14.2 Funds held by or deposited with reinsured companies				
14.3 Other amounts receivable under reinsurance contracts				
15. Amounts receivable relating to uninsured plans				
16.1 Current federal and foreign income tax recoverable and interest thereon				
16.2 Net deferred tax asset	5,949,666	5,254,250	695,416	624,290
17. Guaranty funds receivable or on deposit				
18. Electronic data processing equipment and software				
19. Furniture and equipment, including health care delivery assets ($ ....)				
20. Net adjustment in assets and liabilities due to foreign exchange rates				
21. Receivables from parent, subsidiaries and affiliates				6,487
22. Health care ($ ....) and other amounts receivable				878
23. Aggregate write-ins for other than invested assets	4,565,205	136,932	4,428,273	4,358,071
24. Total assets excluding Separate Accounts, Segregated Accounts and Protected Cell Accounts (Line 10 to Line 23)	128,571,272	5,394,406	123,176,866	123,603,803
25. From Separate Accounts, Segregated Accounts and Protected Cell Accounts				
26. Total (Line 24 and Line 25)	128,571,272	5,394,406	123,176,866	123,603,803
DETAILS OF WRITE-INS				
0901.				
0902.				
0903.				
0998. Summary of remaining write-ins for Line 9 from overflow page				
0999. Totals (Line 0901 through Line 0903 plus Line 0998) (Line 9 above)				
2301. Prepaid Expense	69,999	69,999		
2302. Disallowed Negative IMR	66,933	66,933		
2303. Escrow for Purchase of Southern Security	4,428,273		4,428,273	4,358,071
2398. Summary of remaining write-ins for Line 23 from overflow page				
2399. Totals (Line 2301 through Line 2303 plus Line 2398) (Line 23 above)	4,565,205	136,932	4,428,273	4,358,071

2

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE American Network Insurance Company

LIABILITIES, SURPLUS AND OTHER FUNDS

	1 Current Year	2 Prior Year
1. Aggregate reserve for life contracts $ .... (Exhibit 5, Line 9999999) less $ .... included in Line 6.3 (including $ .... Modco Reserve)		
2. Aggregate reserve for accident and health contracts (Exhibit 6, Line 17, Column 1) (including $ .... Modco Reserve)	10,377,992	7,903,521
3. Liability for deposit-type contracts (Exhibit 7, Line 14, Column 1) (including $ .... Modco Reserve)		
4. Contract claims:		
4.1 Life (Exhibit 8, Part 1, Line 4.4, Column 1 less sum of Columns 9, 10 and 11)		
4.2 Accident and health (Exhibit 8, Part 1, Line 4.4, sum of Columns 9, 10 and 11)	629,054	581,352
5. Policyholders' dividends $ .... and coupons $ .... due and unpaid (Exhibit 4, Line 10)		
6. Provision for policyholders' dividends and coupons payable in following calendar year - estimated amounts:		
6.1 Dividends apportioned for payment (including $ .... Modco)		
6.2 Dividends not yet apportioned (including $ .... Modco)		
6.3 Coupons and similar benefits (including $ .... Modco)		
7. Amount provisionally held for deferred dividend policies not included in Line 6		
8. Premiums and annuity considerations for life and accident and health contracts received in advance less $ .... discount; including $ .... accident and health premiums (Exhibit 1, Part 1, Column 1, sum of Line 4 and Line 14)		
9. Contract liabilities not included elsewhere:		
9.1 Surrender values on cancelled contracts		
9.2 Provision for experience rating refunds, including $ .... accident and health experience rating refunds		
9.3 Other amounts payable on reinsurance, including $ .... assumed and $ .... ceded		
9.4 Interest Maintenance Reserve (IMR, Line 6)		
10. Commissions to agents due or accrued-life and annuity contracts $ ...., accident and health $ .... and deposit-type contract funds $	8,424	6,626
11. Commissions and expense allowances payable on reinsurance assumed		
12. General expenses due or accrued (Exhibit 2, Line 12, Column 6)	247,533	409,838
13. Transfers to Separate Accounts due or accrued (net) (including $ .... accrued for expense allowances recognized in reserves, net of reinsured allowances)		
14. Taxes, licenses and fees due or accrued, excluding federal income taxes (Exhibit 3, Line 9, Column 5)	137,017	132,826
15.1 Current federal and foreign income taxes, including $ .... on realized capital gains (losses)	539,387	2,366,836
15.2 Net deferred tax liability		
16. Unearned investment income		
17. Amounts withheld or retained by company as agent or trustee	3,555	19
18. Amounts held for agents' account, including $ .... agents' credit balances	146,432	185,380
19. Remittances and items not allocated	3,327	33,988
20. Net adjustment in assets and liabilities due to foreign exchange rates		
21. Liability for benefits for employees and agents if not included above		
22. Borrowed money $ .... and interest thereon $		
23. Dividends to stockholders declared and unpaid		
24. Miscellaneous liabilities:		
24.1 Asset valuation reserve (AVR, Line 16, Column 7)	70,702	183,761
24.2 Reinsurance in unauthorized companies	7,872,724	
24.3 Funds held under reinsurance treaties with unauthorized reinsurers	98,262,003	90,614,287
24.4 Payable to parent, subsidiaries and affiliates	33,513	79,683
24.5 Drafts outstanding		
24.6 Liability for amounts held under uninsured plans		
24.7 Funds held under coinsurance		
24.8 Payable for securities		
24.9 Capital notes $ .... and interest thereon $		
25. Aggregate write-ins for liabilities	36,776	84,503
26. Total liabilities excluding Separate Accounts business (Line 1 to Line 25)	118,368,489	102,581,940
27. From Separate Accounts statement		
28. Total liabilities (Line 26 and Line 27)	118,368,489	102,581,940
29. Common capital stock	2,502,500	2,502,500
30. Preferred capital stock		
31. Aggregate write-ins for other than special surplus funds		
32. Surplus notes		
33. Gross paid in and contributed surplus (Page 3, Line 33, Column 2 plus Page 4, Line 51.1, Column 1)	16,813,089	16,813,089
34. Aggregate write-ins for special surplus funds		
35. Unassigned funds (surplus)	(14,507,192)	1,906,274
36. Less treasury stock, at cost:		
36.1 .... shares common (value included in Line 29 $ ....)		
36.2 .... shares preferred (value included in Line 30 $ ....)		
37. Surplus (Total Lines 31 + 32 + 33 + 34 + 35 - 36) (including $ .... in Separate Accounts Statement)	2,305,897	18,719,363
38. Totals of Lines 29, 30 and 37 (Page 4, Line 55)	4,808,397	21,221,863
39. Totals of Lines 28 and 38 (Page 2, Line 26, Column 3)	123,176,886	123,803,803
DETAILS OF WRITE-INS		
2501. Accounts Payable	36,776	84,503
2502.		
2503.		
2598. Summary of remaining write-ins for Line 25 from overflow page		
2599. Totals (Line 2501 through Line 2503 plus Line 2598) (Line 25 above)	36,776	84,503
3101.		
3102.		
3103.		
3198. Summary of remaining write-ins for Line 31 from overflow page		
3199. Totals (Line 3101 through Line 3103 plus Line 3198) (Line 31 above)		
3401.		
3402.		
3403.		
3498. Summary of remaining write-ins for Line 34 from overflow page		
3499. Totals (Line 3401 through Line 3403 plus Line 3498) (Line 34 above)		

3

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE American Network Insurance Company

SUMMARY OF OPERATIONS

	1 Current Year	2 Prior Year
1. Premiums and annuity considerations for life and accident and health contracts (Exhibit 1, Part 1, Line 20.4, Column 1, less Column 11)	8,219,362	9,223,794
2. Considerations for supplementary contracts with life contingencies		
3. Net investment income (Exhibit of Net Investment Income, Line 17)	881,183	954,223
4. Amortization of Interest Maintenance Reserve (IMR, Line 5)	23,629	(4,805)
5. Separate Accounts net gain from operations excluding unrealized gains or losses		
6. Commissions and expense allowances on reinsurance ceded (Exhibit 1, Part 2, Line 26.1, Column 1)	4,126,981	3,545,626
7. Reserve adjustments on reinsurance ceded		
8. Miscellaneous Income:		
8.1 Income from fees associated with investment management, administration and contract guarantees from Separate Accounts		
8.2 Charges and fees for deposit-type contracts		
8.3 Aggregate write-ins for miscellaneous income		
9. Totals (Line 1 to Line 8.3)	13,251,145	13,718,838
10. Death benefits		
11. Matured endowments (excluding guaranteed annual pure endowments)		
12. Annuity benefits (Exhibit 8, Part 2, Line 6.4, Column 4 plus Column 8)		
13. Disability benefits and benefits under accident and health contracts	2,387,604	2,327,136
14. Coupons, guaranteed annual pure endowments and similar benefits		
15. Surrender benefits and withdrawals for life contracts		
16. Group conversions		
17. Interest and adjustments on contract or deposit-type contract funds		
18. Payments on supplementary contracts with life contingencies		
19. Increase in aggregate reserves for life and accident and health contracts	2,444,472	2,329,707
20. Totals (Line 10 to Line 19)	4,832,076	4,656,843
21. Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only) (Exhibit 1, Part 2, Line 31, Column 1)	2,802,585	3,042,850
22. Commissions and expense allowances on reinsurance assumed (Exhibit 1, Part 2, Line 26.2, Column 1)	651,535	620,224
23. General insurance expenses (Exhibit 2, Line 10, Columns 1, 2, 3 and 4)	2,121,136	2,376,350
24. Insurance taxes, licenses and fees, excluding federal income taxes (Exhibit 3, Line 7, Column 1 plus Column 2 plus Column 3)	570,584	484,225
25. Increase in loading on deferred and uncollected premiums		
26. Net transfers to or (from) Separate Accounts net of reinsurance		
27. Aggregate write-ins for deductions		
28. Totals (Line 20 to Line 27)	10,977,916	11,179,692
29. Net gain from operations before dividends to policyholders and federal income taxes (Line 9 minus Line 28)	2,273,229	2,539,146
30. Dividends to policyholders		
31. Net gain from operations after dividends to policyholders and before federal income taxes (Line 29 minus Line 30)	2,273,229	2,539,146
32. Federal and foreign income taxes incurred (excluding tax on capital gains)	172,451	1,116,936
33. Net gain from operations after dividends to policyholders and federal income taxes and before realized capital gains or (losses) (Line 31 minus Line 32)	2,108,778	1,422,210
34. Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax of $ .... (303,944) (excluding taxes of $ .... transferred to the IMR)	(590,008)	3,813
35. Net income (Line 33 plus Line 34)	1,518,770	1,426,023
CAPITAL AND SURPLUS ACCOUNT		
36. Capital and surplus, December 31, prior year (Page 3, Line 38, Column 2)	21,221,863	19,265,145
37. Net income (Line 35)	1,518,770	1,426,023
38. Change in net unrealized capital gains (losses) less capital gains tax of $	(67,680)	581,852
39. Change in net unrealized foreign exchange capital gain (loss)		
40. Change in net deferred income tax	(26,049)	113,828
41. Change in nonadmitted assets	(455,684)	3,475
42. Change in liability for reinsurance in unauthorized companies	(7,872,725)	
43. Change in reserve on account of change in valuation basis, (increase) or decrease (Exhibit 5A, Line 9999999, Column 4)		
44. Change in asset valuation reserve	93,079	(65,511)
45. Change in treasury stock (Page 3, Lines 36.1 and 36.2 Column 2 minus Column 1)		
46. Surplus (contributed to) withdrawn from Separate Accounts during period		
47. Other changes in surplus in Separate Accounts statement		
48. Change in surplus notes		
49. Cumulative effects of changes in accounting principles		
50. Capital changes:		
50.1 Paid in		
50.2 Transferred from surplus (Stock Dividend)		
50.3 Transferred to surplus		
51. Surplus adjustment:		
51.1 Paid in		
51.2 Transferred to capital (Stock Dividend)		
51.3 Transferred from capital		
51.4 Change in surplus as a result of reinsurance	(22,317)	(23,849)
52. Dividends to stockholders	(8,000,000)	
53. Aggregate write-ins for gains and losses in surplus	(1,578,880)	
54. Net change in capital and surplus for the year (Line 37 through Line 53)	(16,413,486)	1,956,718
55. Capital and surplus, December 31, current year (Line 36 plus Line 54) (Page 3, Line 38)	4,808,387	21,221,863
DETAILS OF WRITE-INS		
08.301.		
08.302.		
08.303.		
08.398. Summary of remaining write-ins for Line 8.3 from overflow page		
08.399. Totals (Line 08.301 through Line 08.303 plus Line 08.398) (Line 8.3 above)		
2701.		
2702.		
2703.		
2798. Summary of remaining write-ins for Line 27 from overflow page		
2799. Totals (Line 2701 through Line 2703 plus Line 2798) (Line 27 above)		
5301. Prior Year Surplus Adjustment Due to Reinsurance	(1,578,880)	
5302.		
5303.		
5398. Summary of remaining write-ins for Line 53 from overflow page		
5399. Totals (Line 5301 through Line 5303 plus Line 5398) (Line 53 above)	(1,578,880)	

4

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE American Network Insurance Company

CASH FLOW

	1 Current Year	2 Prior Year
Cash from Operations		
1. Premiums collected net of reinsurance	8,213,361	9,218,094
2. Net investment income	1,197,646	897,159
3. Miscellaneous income	4,104,664	3,522,577
4. Total (Line 1 through Line 3)	13,515,671	13,637,830
5. Benefit and loss related payments	2,320,207	2,518,763
6. Net transfers to Separate Accounts, Segregated Accounts and Protected Cell Accounts		
7. Commissions, expenses paid and aggregate write-ins for deductions	6,334,080	6,815,106
8. Dividends paid to policyholders		
9. Federal and foreign income taxes paid (recovered) net of $ .... tax on capital gains (losses)		(1,137)
10. Total (Line 5 through Line 9)	8,654,287	9,332,732
11. Net cash from operations (Line 4 minus Line 10)	4,861,584	4,305,098
Cash from Investments		
12. Proceeds from investments sold, matured or repaid:		
12.1 Bonds	14,318,297	15,647,672
12.2 Stocks		
12.3 Mortgage loans		
12.4 Real estate		
12.5 Other invested assets		
12.6 Net gains or (losses) on cash, cash equivalents and short-term investments		3,813
12.7 Miscellaneous proceeds		
12.8 Total investment proceeds (Line 12.1 through Line 12.7)	14,318,297	15,651,485
13. Cost of investments acquired (long-term only):		
13.1 Bonds	6,780,034	22,882,951
13.2 Stocks		
13.3 Mortgage loans		
13.4 Real estate		
13.5 Other invested assets		
13.6 Miscellaneous applications		
13.7 Total investments acquired (Line 13.1 through Line 13.6)	6,780,034	22,882,951
14. Net increase (decrease) in contract loans and premium notes		
15. Net cash from investments (Line 12.8 minus Line 13.7 minus Line 14)	7,538,263	(7,231,466)
Cash from Financing and Miscellaneous Sources		
16. Cash provided (applied):		
16.1 Surplus notes, capital notes		
16.2 Capital and paid in surplus, less treasury stock		
16.3 Borrowed funds		
16.4 Net deposits on deposit-type contracts and other insurance liabilities		
16.5 Dividends to stockholders	8,800,000	
16.6 Other cash provided (applied)	3,841,376	4,516,962
17. Net cash from financing and miscellaneous sources (Line 16.1 through Line 16.4 minus Line 16.5 plus Line 16.6)	(4,958,624)	4,516,962
RECONCILIATION OF CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS		
18. Net change in cash, cash equivalents and short-term investments (Line 11 plus Line 15 plus Line 17)	7,441,223	1,590,594
19. Cash, cash equivalents and short-term investments:		
19.1 Beginning of year	5,603,607	4,013,013
19.2 End of year (Line 18 plus Line 19.1)	13,044,830	5,603,607

Note: Supplemental disclosures of cash flow information for non-cash transactions:

20.001		
20.002		
20.003		
20.004		
20.005		
20.006		
20.007		
20.008		
20.009		
20.010		

5

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE American Network Insurance Company

NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

A. Accounting Practices

1. The Annual Statement for the year 2008 of American Network Insurance Company is presented on the basis of accounting prescribed or permitted by the State of Pennsylvania Insurance Department.

2. In the current year there are no differences between the Pennsylvania statute and NAIC statutory accounting practices and procedures that impact the financial statements.

3. Not applicable.

4. Not applicable.

B. Use of Estimates in the Preparation of the Financial Statements.

The preparation of these financial statements in conformity with Statutory Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from those estimates.

C. Accounting Policy Disclosure

Premiums are recognized as revenue when due. Policy acquisition costs such as commissions and other marketing and policy issuance expenses incurred in connection with acquiring new business, are charged to operations as incurred.

In addition, the Company uses the following accounting policies:

1. Short-term investments are stated at amortized cost.
2. Bonds are stated at amortized cost, using the interest method.
3. Not applicable.
4. Not applicable.
5. Not applicable.
6. Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair market value. The prospective method is used to value the securities.
7. Investments in subsidiaries are valued at the equity or surplus value of the subsidiary. Ownership of parent common stock is valued in accordance with NAIC SVO upstream investment guidelines.
8. Not applicable.
9. Not applicable.
10. The Company utilizes investment income as a factor in its gross premium valuation calculation, as allowed by SSAP No. 54, Individual and Group Accident and Health contracts.
11. Liabilities for losses/claim adjustment expenses for accident and health contracts are estimated by the Company's valuation actuary using statistical claim development models to develop best estimates of liabilities. These models employ morbidity tables developed by the valuation actuary and discount rates specified by regulatory authorities. These morbidity tables are developed from a combination of company and industry experience. Such liabilities are necessarily based on assumptions and estimates and while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.
12. The Company has not modified its capitalization policy from the prior period.
13. Not applicable.

2. Accounting Changes and Correction of Errors - Not applicable.

3. Business Combinations and Goodwill

In December 2006, we entered into a purchase agreement to acquire Southern Security Life Insurance Company ("Southern Security"), a Florida-domiciled shell insurance company. The purchase price for Southern Security consisted of $400,000 plus the capital and surplus of Southern Security as of December 31, 2006, which was $3,861,363, plus all investment income and interest on the capital and surplus accruing between December 31, 2006 and the date of final distributions from escrow. The purchase agreement required the approval of the Pennsylvania Insurance Department, which was obtained, and the Florida Office of Insurance Regulation by December 21, 2007. Because the Florida Office of Insurance Regulation did not complete its review by that date, the seller exercised its right to terminate the purchase agreement. We are making no further attempt to consummate the transaction. The purchase price was held in escrow pending the completion of the transaction. The escrowed amount, plus interest, was returned to us on January 23, 2009.

4. Discontinued Operations - Not applicable.

5. Investments

A. Mortgage Loans - Not applicable.

B. Debt Restructuring - Not applicable.

C. Reverse Mortgage - Not applicable.

D. Loan-Backed Securities

1. Not applicable.
2. Prepayment assumptions were obtained from broker dealer survey values.
3. Not applicable.

19

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE American Network Insurance Company

NOTES TO FINANCIAL STATEMENTS

E. Repurchase Agreements - Not applicable.

F. Real Estate - Not applicable.

G. Low-Income Housing Tax Credits - Not applicable.

6. Joint Ventures, Partnerships and Limited Liability Companies - Not applicable.

7. Investment Income - Not applicable.

8. Derivative Instruments - Not applicable.

9. Income Taxes

A. The components of the net deferred tax asset are as follows:

	December 31 2008	December 31 2007
Total of gross deferred tax assets	$ 5,949,666	$ 5,676,336
Total of deferd tax liabilities	-	-
Net deferred tax assets	5,949,666	5,676,336
Deferred tax assets nonadmitted	5,254,250	4,852,046
Net admitted deferred tax assets	695,416	824,291
Increase in nonadmitted deferred tax assets	$ 402,204	$ -

B. The Company does not have any deferred tax liabilities that are not recognized.

C. Current income taxes incurred consist of the following major components:

	December 31 2008	December 31 2007
Federal income tax on operations	$ 172,451	$ 1,116,936
Federal income tax on net realized capital gains	-	-
Total current Federal income tax incurred	$ 172,451	1,116,936

The composition of deferred tax assets and liabilities are:

	December 31 2008	December 31 2007
Deferred tax assets:		
Deferred acquisition costs	$ 3,581,926	$ 3,615,519
Prepaid assets	23,800	6,681
Reserves	576,095	596,435
Investments	100,212	15,843
Other than temporary impairment	1,601,079	1,392,497
Alternative minimum tax carryforward	48,695	48,268
Strategic Alternatives	16,762	-
Other	$ 1,096	$ 1,092
Total deferred tax assets	5,949,666	5,676,336
Less: Nonadmitted deferred tax assets	5,254,250	4,852,046
Admitted deferred tax assets	695,415	824,290
Accrued Excise Tax Refund	-	-
Deferred tax liability	-	-
Net deferred tax assets admitted	$ 695,415	$ 824,290

The change in net deferred taxes is comprised of the following this analysis is exclusive of the tax effect of unrealized capital gains (losses) as the deferred taxes on unrealized gains (losses) are reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual statement).

	December 31 2008	December 31 2007	Change
Total gross deferred tax assets	$ 5,949,666	$ 5,676,336	$ 273,330
Total gross deferred tax liabilities	-	-	-
Deferred tax assets in excess of deferred tax liabilities	$ 5,949,666	$ 5,676,336	273,330
Tax effect of change in unrealized capital gains (losses)			(292,952)
Change in net deferred income taxes			$ (19,622)

D. The provision for Federal income taxes incurred is different from that which would be obtained by applying the enacted Federal income tax rate to income before taxes. The significant items causing these differences are as follows:

	2008 Tax	Effective Tax Rate
Net gain form operations	$ 2,273,229	
Realized capital gains (losses) from sales or maturities		
Total statutory gain	$ 2,273,229	
Statutory gain at enacted rate	$ 772,898	34.00%
Change in Net Capital Loss C/O	(427)	-0.02%
IMR in operations	(8,034)	-0.35%
Nonadmitted assets:		
Change in prepaid asset nonadmitted	(17,118)	-0.75%
Change in other nonadmitted assets that are deferred	(25)	0.00%
	747,294	32.87%
Current Federal income tax incurred	172,451	7.59%
Change in net deferred income tax	19,622	0.86%
Total effective income tax	192,073	8.45%

E. The Company has no loss carryforwards at December 31, 2008. The following amounts of Federal income taxes are available for recoupment in the event of future net losses.

19.1

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE American Network Insurance Company

NOTES TO FINANCIAL STATEMENTS

2006	922,249
2007	569,639
2008	727,672

F. The Company is part of a group that files a consolidated Federal income tax return. A written tax sharing agreement is approved and enforced by the Board of Directors. Allocation of tax provisions based upon the Company's provision as if the Company filed a separate return.

Penn Treaty American Corporation
Penn Treaty Network America Insurance Company
American Independent Network Insurance Company of New York
Senior Financial Consultants Company
Network Insurance Senior Health Division, Inc.

10. Information Concerning Parent, Subsidiaries and Affiliates

A. B. and C. The Company is 100% owned by Penn Treaty Network America ("PTNA"), an insurance company. PTNA is 100% owned by Penn Treaty American Corporation ("PTA"), an insurance holding company. The Company owns 100% of American Independent Network Insurance Company of New York ("AINICNY"), an insurance company. In 2008 and 2007, the Company was allocated $1,000,000 related to a cost sharing agreement with PTNA.

D. Not applicable.

E. Not applicable.

F. Not applicable.

G. The Company is under common control with PTNA and ANICNY. The existence of that control could result in operational or financial position changes being substantially different from those that would have been obtained if the Company were autonomous.

H. The Company deducted $291 from the market value of its common stock ownership of its ultimate parent PTA.

I. Not applicable.

J. Not applicable.

K. Not applicable.

L. Not applicable.

11. Debt - Not applicable.

12. Retirement Plans, Deferred Compensation, Post-employment Benefits and Compensated Absences and Other Postretirement Benefit Plans - Not applicable.

13. Capital and Surplus, Shareowners' Dividend Restrictions and Quasi-Reorganizations

1. The Company's capital is common stock, 5,000,000 shares authorized, 1,750,000 issued and outstanding, $1.43 par value.
2. Not applicable.
3. On February 12, 2002, the Department approved a Corrective Action Plan (the "Plan") for the Company. The Plan requires the Department to approve all dividend requests made by the Company, regardless of normal statutory requirements of the allowable dividends.
4. The Board of Directors of the Company declared an $8,000,000 dividend to its Parent, Penn Treaty Network America Insurance Company payable on August 15, 2008.
5. Not applicable.
6. Not applicable.
7. Not applicable.
8. Not applicable.
9. Not applicable.
10. The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses is $(67,660).
11. Not applicable.
12. Not applicable.
13. Not applicable.

14. Contingencies

A. Not applicable.

B. Not applicable.

C. Not applicable.

D. Various liabilities arise in the normal course of the Company's business and have been recorded. We believe that any ultimate contingent losses will not have a material adverse effect on the Company's future results of operations and financial position.

E. Not applicable.

15. Leases - Not applicable.

16. Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk - Not applicable.

17. Sale, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities - Not applicable.

18. Gain or Loss to the Reporting Entity from Uninsured Accident and Health Plans and the Uninsured Portion of Partially Insured Plans - Not applicable.

19.2

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE American Network Insurance Company

NOTES TO FINANCIAL STATEMENTS

19. Direct Premium Written by Managing General Agents/Third Party Administrators - Not applicable.

20. Other Items

Reinsurance Agreements with Imagine International Reinsurance Limited

On August 21, 2008 the Company provided notification of breach to Imagine for its failure to provide the requisite level of collateral in the form of letters of credit as of June 30, 2008 under the 2001 Agreement. The Company does not consider Imagine to be in beach of its obligations under the 2005 Agreement.

The Company took this action based on verbal notification provided by Imagine that the additional letter of credit would not be provided. Imagine has further provided written confirmation contending they are not in breach, stating that since the Company failed to obtain an Obligatory Premium Rate Increase as a result of regulatory action or inaction, a Regulatory Risk Event had occurred under the 2001 Agreement. The Company is pursuing available legal remedies including, but not limited to, the arbitration provisions included in the reinsurance agreement.

On November 10, 2008 the Company and Imagine agreed upon binding terms for a final settlement agreement regarding their dispute.

Under the terms of the agreement, the Company will not pay expense and risk charges to Imagine beyond the first quarter of 2008 for its primary reinsurance treaty or beyond the second quarter of 2008 for its secondary treaty. The Company believes that it would have otherwise been obligated to pay expense and risk charges through the end of 2008 on the primary treaty and potentially through the third quarter of 2010 on the secondary treaty. The Company estimates the value of these fees to be approximately $1.2 million. In exchange, the Company has withdrawn its notice of intention to arbitrate and released approximately $100 thousand in supporting letters of credit on December 1, 2008, which would have otherwise been released on January 1, 2009. The Company will recapture policies reinsured under both treaties on January 1, 2009. Both parties also agreed to waive any future contractual or non-contractual claims relating to the treaties other than those relating to the settlement agreement itself. The final settlement agreement was approved by the Pennsylvania Insurance Department.

As of December 31, 2008 the ceded reserves, collateral held and uncollateralized amounts under the 2001 Agreement are summarized as follows:

Ceded reserves	$ 103,899,134
Funds withheld account	96,026,410
Uncollateralized amount	$ 7,872,724

Statutory Accounting Principles state that credit for reinsurance shall be allowed a ceding insurer, for reinsurance ceded to a foreign unauthorized reinsurer, only when the unauthorized reinsurer maintains funds in a trust fund in a qualified U.S. financial institution in an amount not less than the liabilities assumed from U.S. ceding insurers. SSAP No. 61, Life, Deposit-Type, and Accident and Health Reinsurance, mandates that the liability for unauthorized reinsurance is a direct charge to surplus.

The Company, in accordance with SSAP No. 61, recognized a liability for unauthorized reinsurance as of December 31, 2008 amounting to $7,872,724.

Economic Restructuring Plan

On October 3, 2008, PTA announced an economic restructuring plan ("the Plan") for PTNA and ANIC policyholders. The primary components of the Plan are:

1. Commutation of agreements with Imagine, PTNA's and ANIC's principal reinsurer, and recapture all reinsured policies under the two agreements on January 1, 2009, recognizing that statutory policyholder surplus would be negatively affected by the recapture. The Pennsylvania Insurance Department approved the recapture.
2. PTA is continuing the review of strategic alternatives.
3. The Company suspended new policy issuance nationwide on October 3, 2008 pending the outcome of the Plan.

21. Events Subsequent

On January 6, 2009 the Pennsylvania Insurance Department placed PTNA and ANIC under voluntary rehabilitation. Under rehabilitation, the Pennsylvania Insurance Commissioner will file a rehabilitation plan for the approval of the Commonwealth Court, which generally defines the plan under which the companies will operate. The companies would operate under the rehabilitation plan and would be overseen by the Insurance Commissioner as statutory rehabilitator.

22. Reinsurance

B. Ceded Reinsurance Report

Section 1 - General Interrogatories

A. Are any of the reinsurers, listed in Schedule S as nonaffiliated, owned in excess of 10% or controlled, either directly or indirectly, by the company or by any representative, officer, trustee, or director of the company? Yes [ ] No [X]

B. Have any policies issued by the Company been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or an insured or any other person not primarily engaged in the insurance business? Yes [ ] No [X]

Section 2 - Ceded Reinsurance Report - Part A

A. Does the Company have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premiums or other similar credits? Yes [ ] No [X]

B. Does the reporting entity have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies? Yes [ ] No [X]

Section 3 - Ceded Reinsurance Report - Part B

A. What is the estimated amount of the aggregate reduction in surplus (for agreements other than those under

19.3

ANNUAL STATEMENT FOR THE YEAR 2008 OF THE American Network Insurance Company

NOTES TO FINANCIAL STATEMENTS

reflected in Section 2 above), of termination of ALL reinsurance agreements, by either party, as of the date of this statement? Where necessary, the Company may consider the current or anticipated experience of the business reinsured in making this estimate. None

B. Have any new agreements been executed or existing agreements amended, since January 1 of the year of this statement, to include policies or contracts that were in force or which had existing reserves established by the Company as the effective date of the agreement? Yes [ ] No [X]

C. Uncollectible Reinsurance - Not applicable.

D. Commutation of Ceded Reinsurance - Not applicable.

23. Retrospectively Related Contracts and Contracts Subject to Redetermination - Not applicable.

24. Change in Incurred Losses and Loss Adjustment Expenses

The increase in the incurred claims for 2007 and prior loss years ($494,369) was due to lower than expected termination rates experienced in 2008. This adverse development has been addressed by adding margins to the claim reserve calculation for year end 2008. The company will also refine its claim reserve model in 2009 to account for this adverse trend in termination rates.

25. Inter Company Pooling Arrangements - Not applicable.

26. Structure Settlements - Not applicable.

27. Health Care Receivables - Not applicable.

28. Participating Policies - Not applicable.

29. Premium Deficiency Reserves - Not applicable

30. Reserves for Life Contracts and Annuity Contracts - Not applicable.

31. Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics - Not applicable.

32. Premium and Annuity Considerations Deferred and Uncollected - Not applicable.

33. Separate Accounts - Not applicable.

34. Loss/Claim Adjustment Expenses

The activity in the liability for unpaid accident and health claim and claim adjustment expenses is summarized below:

	Year Ended December 31	
	2008	2007
Balance at January 1	1,363,208	1,569,753
Incurred related to:		
Current year	2,248,764	2,527,062
Prior Years	494,369	(294,959)
Imputed prior year interest	63,155	80,057
Total Incurred	2,806,288	2,312,161
Paid related to:		
Current Year	1,632,622	1,942,565
Prior Years	687,279	576,141
Total Paid	2,319,901	2,518,706
Balance at December 31	1,849,594	1,363,208

19.4